     As filed with the Securities and Exchange Commission on May 1, 2003
                                                     Registration Nos. 333-90449
                                                                   and 811-09667

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]
                         Pre-Effective Amendment No.                    [ ]
                       Post-Effective Amendment No. 4                   [X]
                                       and
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY        [ ]
                                  ACT OF 1940
                               Amendment No. 5                          [X]

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1
                 ----------------------------------------------
                           (Exact Name of Registrant)

                    Canada Life Insurance Company of America
                    -----------------------------------------
                               (Name of Depositor)

               6201 Powers Ferry Road, N.W. Atlanta, Georgia 30339
               ---------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
               --------------------------------------------------
                                 (800) 232-1335

Name and Address of Agent for Service:           Copy to:

Craig R. Edwards, Esq.                           Mary Jane Wilson-Bilik, Esq.
Chief Legal Counsel                              Sutherland Asbill & Brennan LLP
Canada Life Insurance Company of America         1275 Pennsylvania Avenue, N.W.
6201 Powers Ferry Road, N.W.                     Washington, DC  20004-2415
Atlanta, Georgia 30339


                                ---------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
   As soon as practicable after effectiveness of this registration statement.

                                ----------------

It is proposed that this filling will become effective (check appropriate box):

        [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
        [X] on May 1, 2003 pursuant to paragraph (b) of Rule 485
        [ ] 60 days after filing pursuant to paragraph (a) of Rule 485
        [ ] on _____  pursuant to paragraph (a)(i) of Rule 485

                                 --------------

                      Title of securities being registered:

   Units of interest in a separate account under individual flexible premium variable life policies.

                                   PROSPECTUS
                                   May 1,2003


                                    PRESTIGE
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    Issued by
                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1
                                       and
                    CANADA LIFE INSURANCE COMPANY OF AMERICA

       Home Office                              Variable Life Service Center
6201 POWERS FERRY ROAD, N.W.
    ATLANTA, GA 30339                                 P.O. BOX 105662
     1-800-232-1335
                                                   ATLANTA, GA 30348-5662

                                                       1-800-905-1959


This prospectus describes Prestige, an individual, flexible premium variable life insurance policy (the Policy) issued by Canada Life Insurance Company of America (we, our, us, or the Company). The Policy offers lifetime insurance protection, with a life insurance benefit payable if the insured dies while the Policy is in effect.



This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. REPLACING ANY EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR TO MAINTAIN THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY.



Your Policy allows you to choose how you want to invest your net payments (that is, your payments minus the 6% payment expense charge). You have the option to choose from 30 Subaccounts and the Fixed Account. Money you put in a Subaccount is invested exclusively in a single Portfolio that is managed by a professional investment adviser. Your investments in the Portfolios through the Subaccounts are not guaranteed and involve varying degrees of investment risk. Money you direct to the Fixed Account earns interest at an annual rate guaranteed by us not to be less than 4%.



A prospectus for each of the Portfolios available through the Subaccounts of this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference. The Portfolios available through this Policy are:



-        THE ALGER AMERICAN FUND (CLASS O SHARES)

         Growth Portfolio
         Leveraged Allcap Portfolio
         Midcap Growth Portfolio
         Small Capitalization Portfolio


-        THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (INITIAL SHARES)

-        DREYFUS VARIABLE INVESTMENT FUND (INITIAL SHARES)

            Appreciation Portfolio
            Growth and Income Portfolio


-        FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
         (INITIAL CLASS)

            Asset Manager(SM) Portfolio
            Contrafund(R) Portfolio
            Growth Opportunities Portfolio
            Growth Portfolio
            High Income Portfolio
            Index 500 Portfolio
            Investment Grade Bond Portfolio
            Money Market Portfolio
            Overseas Portfolio



-        GOLDMAN SACHS VARIABLE INSURANCE TRUST

            Capital Growth Fund
            Core(SM) U.S. Equity Fund
            Growth and Income Fund



-        JANUS ASPEN SERIES

            Flexible Income Portfolio (Service Shares)
            International Growth Portfolio (Institutional Shares)*



-        THE MONTGOMERY FUNDS III

         Emerging Markets Fund



-        SELIGMAN PORTFOLIOS, INC.

            Communications and Information Portfolio (Class 1)
            Frontier Portfolio (Class 1)
            Global Technology Portfolio (Class 2)
            Small-Cap Value Portfolio (Class 2)



-        VAN ECK WORLDWIDE INSURANCE TRUST

            Worldwide Absolute Return Fund
              Worldwide Emerging Markets Fund
            Worldwide Hard Assets Fund
              Worldwide Real Estate Fund



* On March 21, 2003, the Berger Institutional Products Trust International Growth Fund merged into the Janus International Growth Portfolio.

INVESTMENT RISK -- Your Policy Value will vary according to the investment performance of the Portfolio(s) in which you invest, the Policy charges we deduct from your Policy Value, the payments you make to the Subaccounts and the Fixed Account, and the effects of Policy transactions (such as partial withdrawals, loans and transfers). You bear investment risk on amounts you allocate to the Subaccounts. You may be required to make additional payments to keep the Policy in force. The Policy is not suitable for short-term investment because the surrender charge is considerable.


LOANS AND WITHDRAWALS - You may borrow against or withdraw money from this Policy, within limits. Loans and withdrawals reduce the Policy's life insurance benefit and cash surrender value, and increase your risk that the Policy will lapse without value. If your Policy lapses while loans are outstanding, you will have no Policy Value and you will likely have to pay a significant amount in additional taxes.

PLEASE NOTE THAT THE POLICY AND THE PORTFOLIOS:

       -    are not guaranteed to provide any benefits;

       -    are not insured by the FDIC or any other governmental agency;

       - are not bank deposits or other obligations of a bank and are not bank guaranteed; and

       - are subject to risks, including loss of the amount invested, tax risks and Policy lapse.


        THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR
      COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                   The date of this Prospectus is May 1, 2003.

                    TABLE OF CONTENTS
POLICY BENEFITS/RISKS SUMMARY.............................    1
   Policy Benefits........................................    1
      The Policy in General...............................    1
      Payments............................................    1
      No-Lapse Guarantee..................................    1
      Variable Death Benefit..............................    2
      Surrender and Partial Withdrawals...................    2
      Transfers...........................................    2
      Loans...............................................    2
      Supplemental Benefits and Riders....................    3
      Personalized Illustrations..........................    3
   Policy Risks...........................................    3
      Risk of Poor Investment Performance.................    3
      Risk of Increase in Current Fees and Expenses.......    3
      Risk of Policy Lapse................................    4
      Tax Risks...........................................    4
      Surrender and Partial Withdrawal Risks..............    4
      Loan Risks..........................................    5
      Portfolio Risks.....................................    5
FEE TABLE.................................................    6
THE POLICY................................................   12
      Purchasing a Policy.................................   12
      Applying for a Policy...............................   12
      When Insurance Coverage Takes Effect................   12
      Backdating..........................................   12
      Canceling a Policy (Right to Examine Period)........   13
      State Variations....................................   13
      Ownership Rights....................................   13
      Modifying the Policy................................   13
      Other Policies......................................   14
      Conversion Rights Following the Date of Issue or
      Increase in Face Amount.............................   14
PAYMENTS..................................................   14
      Flexible Payments...................................   14
      Minimum Initial Payment.............................   14
      Minimum Monthly Payments - No Lapse Guarantee.......   15
      Periodic Planned Payment Schedule...................   15
      Electronic Funds Transfer...........................   15
      Payment Limitations.................................   15
      Allocating Net Payments.............................   16
      Payments Before Acceptance..........................   16
      Payments During the Right to Examine Period.........   16
VALUES UNDER THE POLICY...................................   17
      Policy Value........................................   17
      Cash Surrender Value................................   17
      Subaccount Value....................................   17
      Unit Value..........................................   18
      Fixed Account Value.................................   18
DEATH BENEFIT.............................................   18
      Death Benefit On or Before the Final Payment Date...   18
      Death Benefit After the Final Payment Date..........   18
      Base Death Benefit Options..........................   19
      Minimum Death Benefit...............................   19
      Changing Death Benefit Options......................   19
      Selecting and Changing the Face Amount..............   20
      Decreasing the Face Amount..........................   20
      Payment Options for the Death Benefit and on
      Surrender...........................................   21
      Guaranteed Death Benefit Rider......................   21
      Term Life Insurance Rider...........................   21
      Accelerated Death Benefit Rider.....................   22
LOANS.....................................................   22
      Types of Loans......................................   22
      Loan Collateral.....................................   22
      Cost of the Loan....................................   23
      Interest Earned on the Loan Collateral..............   23
      Repayment of the Outstanding Loan...................   23
      Effect of a Policy Loan on the Policy...............   23
SURRENDERS AND PARTIAL WITHDRAWALS........................   24
      Surrenders..........................................   24
      Partial Withdrawals.................................   24
      Effects of Partial Withdrawals......................   25
      Postponement of Payments............................   25
TRANSFERS.................................................   25
TELEPHONE AND FACSIMILE REQUESTS.........................    26
POLICY LAPSE, LOAN FORECLOSURE, AND REINSTATEMENT.........   27
      Lapse...............................................   27
      Loan Foreclosure....................................   28
      Reinstatement.......................................   28
THE COMPANY AND THE FIXED ACCOUNT.........................   28
      Canada Life Insurance Company of America............   28
      The Fixed Account...................................   29
THE VARIABLE ACCOUNT AND THE PORTFOLIOS...................   29
      The Variable Account................................   29
      Changes to the Variable Account.....................   29
      The Portfolios......................................   30
      Addition, Deletion and Substitution of Portfolios...   32
      Voting Portfolio Shares.............................   32
CHARGES AND DEDUCTIONS....................................   33
      Payment Expense Charge..............................   33
      Monthly Deduction...................................   34
      Surrender Charge....................................   36
      Partial Withdrawal Charge...........................   36
      Transfer Charge.....................................   37
      Processing Charge...................................   37
      Loan Charge.........................................   37
      Portfolio Expenses..................................   37
FEDERAL TAX CONSIDERATIONS................................   37
      Tax Treatment of Policy Benefits....................   38
SUPPLEMENTAL BENEFITS AND RIDERS..........................   40
ILLUSTRATIONS.............................................   41
      Hypothetical Values Based on Current Insurance
      Charges.............................................   43
      Hypothetical Values Based on Guaranteed Maximum
      Charges.............................................   44
SALE OF THE POLICIES......................................   44
LEGAL PROCEEDINGS.........................................   45
FINANCIAL STATEMENTS......................................   45
APPENDIX A - DEATH BENEFIT OPTIONS 1 AND 2--
     GUIDELINE PREMIUM TEST..............................   A-1
APPENDIX B - DEATH BENEFIT OPTION 3--CASH VALUE
     ACCUMULATION TEST...................................   B-1
APPENDIX C - MAXIMUM MONTHLY EXPENSE CHARGES.............   C-1
APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES....   D-1
APPENDIX E - EXAMPLES OF DEATH BENEFIT OPTIONS...........   E-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS....   S-1

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail. FOR YOUR CONVENIENCE, WE HAVE PROVIDED A GLOSSARY AT THE END OF THIS PROSPECTUS THAT DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                 POLICY BENEFITS

THE POLICY IN GENERAL


- TAX-DEFERRED ACCUMULATION. Prestige is a flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy also provides the opportunity for tax-deferred accumulation of Policy Value. Your Policy Value will increase or decrease depending on the investment performance of the Subaccounts, the payments you make, the fees and charges we deduct, the interest we credit to the Fixed Account, and the effects of any Policy transactions (loans, withdrawals, transfers) on your Policy Value.



- FIXED CONDITIONAL INSURANCE. If you make an initial payment with your application of at least one minimum monthly payment, we will generally provide you with fixed conditional insurance during the underwriting process.



- FIXED ACCOUNT. You may place money in the Fixed Account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by the fees and charges we deduct. The Fixed Account is part of our general account.



- VARIABLE ACCOUNT. You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed on the cover of this prospectus. Money you place in each Subaccount is subject to investment risk (that is, it may increase or decline in value) and its value will vary each valuation day according to the investment performance of the Portfolio in which each Subaccount invests.



PAYMENTS



- FLEXIBLE PAYMENTS. After you make the initial payment, you can make additional payments at any time while the insured is alive and the Policy is in force, and before the final payment date. You may make total payments up to the maximum payment limits that apply to your Policy. PLEASE CONTACT OUR VARIABLE LIFE SERVICE CENTER OR YOUR AGENT TO LEARN MORE ABOUT YOUR PAYMENT LIMITS. If you establish a schedule of planned periodic payments, we will bill you at regular intervals. Making scheduled payments will not guarantee that your Policy will stay in force, except as otherwise provided under the no-lapse guarantee of this Policy. You may also choose to have payments automatically deducted monthly from your bank account or other source under our automatic payment plan.



- RIGHT TO EXAMINE PERIOD. You have the right to examine this Policy and if not satisfied, you may return the Policy to our Variable Life Service Center or to your agent before the end of your free look period and receive a refund. Your right to examine period begins on the day you receive your Policy and generally lasts 10 days. We will mail a refund to you within 7 days after our receipt of the returned Policy. The amount of your refund will depend on whether your state requires a full refund of payments or a refund of the Policy Value.


NO-LAPSE GUARANTEE


- We guarantee that your Policy will not lapse for the length of the Minimum Payment Period (48 Policy Months from the Policy Date or any increase in face amount), so long as you meet certain conditions. For this guarantee to stay in force, we require that, on each monthly processing date, you have made total payments (MINUS any outstanding loan, and MINUS any partial withdrawals and partial withdrawal charges) that equal or exceed the sum of the minimum monthly payments (as set forth in your current Policy Details page) in effect for each month from the Policy Date and/or an increase in face amount up to and including the current monthly processing date. At the end of the Minimum Payment Period, you may be required to make additional payments to prevent lapse.



- WE MAY INCREASE THE AMOUNT OF YOUR MINIMUM MONTHLY PAYMENT IF YOU RECEIVE A CHANGE IN YOUR UNDERWRITING CLASSIFICATION, INCREASE YOUR FACE AMOUNT, OR IF YOU ADD OR CHANGE A RIDER.

VARIABLE DEATH BENEFIT


- DEATH BENEFIT. If the insured dies while the Policy is in force, we will pay the death benefit to the beneficiary. The amount of the death benefit depends upon the face amount of insurance you select, as well as the death benefit option and any riders in effect on the date of the insured's death. Before paying the beneficiary, we will reduce the death benefit by any outstanding loan and unpaid charges.



         - If the insured dies on or before the final payment date, the death benefit equals the base death benefit in effect on the insured's date of death, plus any additional death benefits provided by any rider(s) you selected, minus any outstanding loan and any unpaid monthly deduction.



         - After the final payment date, the death benefit is calculated differently.


- CHOICE AMONG THREE DEATH BENEFIT OPTIONS. You may choose one of the three death benefit options under the Base Policy when you apply for the Policy. We offer the following:


         - DEATH BENEFIT OPTIONS 1 AND 3. The base death benefit is equal to the greater of: (1) the face amount (which is the amount of insurance you select); OR (2) the minimum death benefit.



         - DEATH BENEFIT OPTION 2. The base death benefit is equal to the greater of: (1) the face amount PLUS the Policy Value on the date of the insured's death; or (2) the minimum death benefit.



         - Your choice of death benefit will affect the amount of the death benefit and the monthly deductions from the Policy, among other things. The death benefit option will also affect the amount and frequency of the payments you must make to keep the Policy in force and the maximum payments you may make under the Policy.



- CHOICE OF TAX TESTS. The Policy allows you to choose between two tax tests: the Guideline Premium Test (Death Benefit Options 1 and 2) and the Cash Value Accumulation Test (Death Benefit Option 3). Your election may affect the amount of the death benefit and the monthly deduction. There are two main differences between the two tests. First, the Guideline Premium Test limits the amount of payments you may make with your Policy, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the minimum death benefit under the Guideline Premium Test are different from those under the Cash Value Accumulation Test. You may not change tests. YOU SHOULD CONSULT A TAX ADVISER WHEN CHOOSING THE TAX TEST.


SURRENDER AND PARTIAL WITHDRAWALS


- Your Policy may develop net cash values that you can access at any time prior to the death of the insured.



- SURRENDER. At any time while the Policy is in force and the insured is living, you may submit a written request to surrender the Policy for its cash surrender value. Surrender charges may apply. A surrender may have adverse tax consequences.



- PARTIAL WITHDRAWALS. After the first Policy Year, you may submit a written request to withdraw part of the cash surrender value, subject to certain limitations. Each partial withdrawal must be at least $200. Charges may apply. Partial withdrawals may have adverse tax consequences and may decrease your Policy's face amount.


TRANSFERS


- TRANSFERS. Before the final payment date while the insured is still living and the Policy is in force, you may transfer amounts between the Fixed Account and the Subaccounts or among the Subaccounts, within limits. Currently, you will not be charged for the first 12 transfers in a Policy Year. We reserve the right to limit to six the number of free transfers in a Policy Year. We may charge up to $25 for each additional transfer during a Policy Year.



- DOLLAR COST AVERAGING AND ACCOUNT REBALANCING. We offer both services with this Policy.


LOANS


- LOANS. You may borrow up to 90% of the (Policy Value minus any surrender charges) minus any outstanding loan as of the date of the loan. Two types of loans are available to you:



         - STANDARD LOAN. A standard loan option is always available to you. We will charge interest daily on the amount of the loan at a current annual rate of 4.80%. This current rate of interest may change, but is guaranteed not to exceed 6.00%. However, we also will credit interest on the Policy Value securing the loan. The annual interest rate credited to the Policy Value securing a standard loan is 4.00%.

         - PREFERRED LOAN. A preferred loan option is automatically available to you unless you request otherwise. The preferred loan option is available on that part of the outstanding loan that is attributable to earnings on your Policy Value. We will charge interest daily on the amount of the loan at a current annual rate of 4.00%. This current rate of interest may change, but is guaranteed not to exceed 4.50%. The annual interest rate credited to the Policy Value securing a preferred loan is 4.00%.



- THERE ARE RISKS ASSOCIATED WITH POLICY LOANS. There is a risk that the Policy may lapse, if you do not repay the outstanding loan. LOANS MAY HAVE ADVERSE TAX CONSEQUENCES. PLEASE CONSULT A TAX ADVISER BEFORE BORROWING AGAINST YOUR POLICY VALUE.


SUPPLEMENTAL BENEFITS AND RIDERS


- We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We deduct any monthly charges for these options and riders from the Policy Value as part of the monthly deduction. Your agent can help you determine whether these options and riders are suitable for you. These riders may not be available in all states. Among the available riders are:



         - ACCELERATED DEATH BENEFIT RIDER. This rider provides a portion of the death benefit prior to the insured's death under either the nursing home option or the terminal illness option. The death benefit provided after the insured's death will be reduced by the amount of the rider benefit. We will also reduce the Policy Value in the same proportion as the reduction in the death benefit. We do not assess an administrative charge for this rider; however, we do reduce the accelerated death benefit by a discount factor (currently 6%) at our discretion to compensate us for lost income due to the early payment of the death benefit.



         - GUARANTEED DEATH BENEFIT RIDER. Under the Guaranteed Death Benefit Rider, we guarantee that (i) your Policy will not lapse, regardless of the performance of the Subaccounts, provided certain conditions are met, and (ii) you will receive a guaranteed death benefit after the final payment date. This rider may be elected only at issue and, once terminated, may not be reinstated. In order to maintain the rider, a certain level of payments must be made. Certain transactions (for example, a preferred loan or partial withdrawal after the final payment date) will result in the termination of the rider.


         - TERM LIFE INSURANCE RIDER. This rider provides term insurance upon the death of the insured that is a supplement to the base death benefit under the Base Policy (the Policy without any supplemental riders).



PERSONALIZED ILLUSTRATIONS



- You may receive personalized illustrations from your agent or the Variable Life Service Center in connection with the purchase of this Policy that reflect your own particular circumstances (your age, gender and underwriting class). These hypothetical illustrations may help you to understand the long-term effects of the Policy's charges and deductions and different levels of investment performance on your Policy Value and death benefit under the Policy. They also may help you compare the Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns, death benefit, or cash surrender value.


                                  POLICY RISKS

RISK OF POOR INVESTMENT PERFORMANCE


If you invest your Policy Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that the Policy Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you make additional payments. In addition, we deduct Policy fees and charges from your Policy Value, which can significantly reduce your Policy Value in the Subaccounts and the Fixed Account. During times of declining investment performance, the deduction for charges based on the net amount at risk could accelerate and further reduce your Policy Value in the Subaccounts and the Fixed Account. If you allocate net payments to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest. You assume the risk that the interest rate on the Fixed Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.



RISK OF INCREASE IN CURRENT FEES AND EXPENSES


Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of payments to keep the Policy in force.

RISK OF POLICY LAPSE


Your Policy will generally lapse (that is, terminate without value) during the Minimum Payment Period if both (1) the Policy Value minus any outstanding loan is less than the amount needed to pay the next monthly deduction plus loan interest accrued, and (2) the payment requirements of the Minimum Payment Period are not met. After the Minimum Payment Period, your Policy will lapse if either
(1) your loan forecloses; or (2) your Policy Value, minus any outstanding loan, on a monthly processing date is insufficient to pay the monthly deduction due plus loan interest accrued. If this situation occurs, your Policy will be in default and you will be given a grace period to make a specified amount of new payments to prevent your Policy from lapsing. After the final payment date, you may not make an additional payment to prevent your Policy from lapsing. However, you generally may make loan repayments after the final payment date. Your Policy generally will not lapse: (1) during the Minimum Payment Period, if you meet the payment conditions; (2) if you purchase a Guaranteed Death Benefit Rider and meet the conditions of the rider; or (3) if your Policy is in default and you make a timely sufficient payment to prevent the Policy from lapsing. You may reinstate a lapsed Policy, subject to certain conditions. A POLICY LAPSE MAY HAVE ADVERSE TAX CONSEQUENCES.



The risk of lapse will likely be increased by the use of partial withdrawals, Policy loans, any increase in face amount, any increases in current cost of insurance rates, and any unfavorable investment performance of the Subaccounts.


You should periodically review your Policy to make sure that it is performing as expected and to determine whether you should adjust the amount or frequency of your payments, or, if applicable, reduce the outstanding loan by repaying some or all of the Policy's outstanding loan.

TAX RISKS


We anticipate that the Policy should generally qualify as a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is some risk that your Policy will not be treated as a life insurance policy under Federal tax law, particularly if you make the full amount of payments permitted under the Policy. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be subject to Federal income tax on the Policy Value in most instances. However, if your Policy lapses while you have an outstanding loan, the outstanding loan will be treated as income, and you will likely be required to pay Federal income tax on the amount of the outstanding loan.



Death benefits payable under the Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay Federal income tax on the death benefit, although other taxes, such as estate taxes, may apply. Depending on the total amount of payments you make, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions (such as withdrawals) generally will be treated first as a return of your investment in the Policy and then as taxable income. Moreover, standard loans will generally not be treated as distributions, but the tax treatment of preferred loans is uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.


SURRENDER AND PARTIAL WITHDRAWAL RISKS


If you surrender the Policy or take a partial withdrawal during the first 9 Policy Years after the Policy Date (or any increase in the face amount), we will assess a surrender charge. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.



Partial withdrawals are not permitted during the first Policy Year. If Death Benefit Option 1 or Death Benefit Option 3 is in effect, we will reduce the face amount by the amount of the partial withdrawal, except the amount classified as a preferred partial withdrawal. If you take a partial withdrawal after the final payment date, the Guaranteed Death Benefit Rider will terminate. A SURRENDER OR PARTIAL WITHDRAWAL MAY HAVE ADVERSE TAX CONSEQUENCES.

LOAN RISKS


A Policy loan, whether or not repaid, will affect Policy Value over time. This will occur because we subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral, and hold it in the Fixed Account. This loan collateral does not participate in the investment performance of the Subaccounts, and it will not be credited with any higher current interest rates available to the Fixed Account. We will reduce the amount of the death benefit we pay on the insured's death by the amount of any outstanding loan. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, you will generally have to pay a significant amount of Federal income taxes on the amount of the outstanding loan. If you take a preferred loan after the final payment date, the Guaranteed Death Benefit Rider will terminate. A LOAN MAY
HAVE ADVERSE TAX CONSEQUENCES.



Loan interest is charged on the outstanding loan and, if not paid in cash, is added to the outstanding loan. Therefore, over time, your outstanding loan will increase, unless you make a loan repayment. In addition, your Policy will automatically go into the grace period after the Minimum Payment Period if the Policy Value minus any outstanding loan is less than the amount needed to make a monthly deduction on a monthly processing date. The Policy will lapse without value unless you make sufficient additional payments by the end of the grace period.


PORTFOLIO RISKS


A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Please refer to the prospectuses for the Portfolios for more information. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLE

The following tables describe the fees and charges that you will pay when buying, owning, and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policyowner with the characteristics described below. These charges may not represent the charges you will pay.


The first table describes the fees and expenses that you will pay at the time when you make payments, take cash withdrawals, surrender the Policy, increase the face amount, exercise certain riders, or transfer Policy Value among the Subaccounts and the Fixed Account.



-----------------------------------------------------------------------------------------------------------------------------
                                                       TRANSACTION FEES
-----------------------------------------------------------------------------------------------------------------------------
                                                                   AMOUNT DEDUCTED -
                                                                   MAXIMUM GUARANTEED             AMOUNT DEDUCTED - CURRENT
        CHARGE                       WHEN CHARGE IS DEDUCTED           CHARGE(1)                          CHARGE(1)
-----------------------------------------------------------------------------------------------------------------------------
PAYMENT EXPENSE CHARGE                    Upon receipt             6.00% of each payment,           6.00% of each payment,
                                        of each payment         consisting of the following:    consisting of the following:

   -     Front-end Sales Load                                      3.00% of each payment           3.00% of each payment

   -     Premium Tax Charge                                        2.00% of each payment           2.00% of each payment

   -     Deferred Acquisition Cost                                 1.00% of each payment           1.00% of each payment
         ("DAC Tax") Charge
-----------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE (2)                 Upon surrender, decrease     Per $1,000 of face amount       Per $1,000 of face amount
                                        in face amount, or         surrendered or decreased        surrendered or decreased
                                        certain partial                   $13.48                           $13.48
    -   Minimum Charge during         withdrawals during the
        first Policy Year(4)         first 9 Policy Years or
    -   Maximum Charge during        9 Policy Years from the              $53.43                           $53.43
        first Policy Year(5)         date of any increase in
                                         the face amount(3)
    -   Charge for a Policy                                               $29.51                           $29.51
        insuring a male, 45 years
        old at issue in the
        preferred non-tobacco
        underwriting class
-----------------------------------------------------------------------------------------------------------------------------
TRANSFER FEES                               Upon transfer          First 6 transfers in a          First 12 transfers in a
                                                                  Policy Year are free, $25       Policy Year are free, $10
                                                                for each subsequent transfer              for each
                                                                                                     subsequent transfer
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------

(1) We may charge fees and rates lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum guaranteed charge.



(2) The surrender charge will vary based on the age, sex and underwriting class of the insured. The surrender charge decreases every Policy Year until it reaches zero by the beginning of the tenth Policy Year after the Policy Date or date of face amount increase. The surrender charge shown in the table may not be typical of the charges you will pay. The Policy Details page of your Policy will indicate the surrender charges that apply to your Policy. You can obtain more detailed information concerning the surrender charges you would pay from our Variable Life Service Center and from a personalized illustration.



(3) If either Death Benefit Option 1 or 3 is in effect, we will assess a surrender charge on each partial withdrawal that is equal to a proportional amount of the reduction in the face amount due to the partial withdrawal. No surrender charges are assessed on a preferred partial withdrawal (that is, the portion of the withdrawal amount and the sum of the prior withdrawal amounts in the same Policy Year that do not exceed 10% of the Policy Value as of the beginning of the Policy Year).



(4) This minimum surrender charge is based on an insured with the following characteristics: Female, age 2 at issue in the youth underwriting class.



(5) This maximum surrender charge is based on an insured with the following characteristics: Female, age 66 at issue in the preferred non-tobacco underwriting class.

-----------------------------------------------------------------------------------------------------------------------------
                                                       TRANSACTION FEES
-----------------------------------------------------------------------------------------------------------------------------
                                                                   AMOUNT DEDUCTED -
                                                                   MAXIMUM GUARANTEED             AMOUNT DEDUCTED - CURRENT
        CHARGE                       WHEN CHARGE IS DEDUCTED           CHARGE(1)                          CHARGE(1)
-----------------------------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL CHARGE            Upon partial withdrawal       2.00% of the amount               2.00% of the amount
                                                                withdrawn, not to exceed $25      withdrawn, not to exceed
                                                                   plus. (In addition, if         $25 plus. (In addition, if
                                                                either Death Benefit Options        either Death Benefit
                                                                   1 or 3 is in effect, a       Options 1 or 3 is in effect, a
                                                                proportional amount of the        proportional amount of the
                                                                 applicable surrender charge     applicable surrender charge
                                                                on the amount of the partial     on the amount of the partial
                                                                 withdrawal that exceeds the      withdrawal that exceeds the
                                                                preferred partial withdrawal     preferred partial  withdrawal
                                                                           amount)                        amount)
-----------------------------------------------------------------------------------------------------------------------------
PROCESSING CHARGE                          Upon change of                  $25                               $0
                                      allocation instructions
                                          for net payments
-----------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGE:
-----------------------------------------------------------------------------------------------------------------------------
GUARANTEED DEATH BENEFIT RIDER         When rider is elected               $25                               $25
-----------------------------------------------------------------------------------------------------------------------------



The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.



----------------------------------------------------------------------------------------------------------------------------
                               PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                                                                   AMOUNT DEDUCTED -
                                                                   MAXIMUM GUARANTEED                AMOUNT DEDUCTED -
        CHARGE                       WHEN CHARGE IS DEDUCTED             CHARGE(1)                    CURRENT CHARGE(1)
-----------------------------------------------------------------------------------------------------------------------------
THE MONTHLY DEDUCTION CONSISTS OF    On each monthly processing
THE FOLLOWING CHARGES (PLUS ANY      date
OPTIONAL RIDER CHARGES SHOWN LATER
IN THIS FEE TABLE):
-----------------------------------------------------------------------------------------------------------------------------
1.   COST OF INSURANCE(6) (WITHOUT       On each monthly
     EXTRA RATINGS)(7)                processing date until
                                      the final payment date
     -   Minimum Charge(8)                                          $.01 per $1000 of net       $.01 per $1000 of net amount
                                                                 amount at risk per month(9)         at risk per month

     -   Maximum Charge(10)                                        $83.33 per $1000 of net      $40.31 per $1000 of net
                                                                   amount at risk per month      amount at risk per month

     -  Initial Charge for a                                        $.06 per $1000 of net       $.06 per $1000 of net amount
        Policy insuring a male, 45                                amount at risk per month            at risk per month
        years old at issue in the
        preferred non-tobacco
        underwriting class
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------

(6) Cost of insurance charges are based on the insured's issue age, sex, underwriting class, Policy Year, and the net amount at risk. Your cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The Policy Details page of your Policy will indicate the guaranteed cost of insurance charge that applies to your Policy. You can obtain more detailed information concerning your cost of insurance charges from the Variable Life Service Center and from a personalized illustration.



(7) Extra ratings are additional charges assessed on Policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $15 monthly per $1,000 of net amount at risk or 400% of your monthly cost of insurance deduction.



(8) This minimum charge is based on an insured with the following characteristics: Female, age 8 at issue in the youth underwriting class.



(9) The net amount at risk equals the death benefit on the monthly processing date minus the Policy Value on the monthly processing date, calculated before the monthly deduction is taken.



(10) This maximum charge is based on an insured with the following characteristics: Male, age 99 in the standard tobacco underwriting class.

-----------------------------------------------------------------------------------------------------------------------------
                               PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
                                                                   AMOUNT DEDUCTED -
                                                                   MAXIMUM GUARANTEED                AMOUNT DEDUCTED -
        CHARGE                       WHEN CHARGE IS DEDUCTED            CHARGE(1)                     CURRENT CHARGE(1)
-----------------------------------------------------------------------------------------------------------------------------
2.  MONTHLY MORTALITY AND                 On each monthly         For first 120 months the        For first 120 months the
    EXPENSE RISK CHARGE                   processing date         Policy is in force: 0.60%      Policy is in force: 0.35%
                                                                  (annually) of your daily       (annually) of your daily
                                                                    Policy Value in each            Policy Value in each
                                                                   Subaccount; thereafter          Subaccount; thereafter
                                                                     0.30% (annually)                 0.10% (annually)
-----------------------------------------------------------------------------------------------------------------------------
3.  MONTHLY ADMINISTRATION FEE           On each monthly                   $7.50                            $7.50
                                       processing date until
                                      the final payment date
-----------------------------------------------------------------------------------------------------------------------------
4.  MONTHLY EXPENSE CHARGE(11)         On monthly processing
                                      date for the first ten
    -    Minimum Charge(12)             Policy Years after        $.08 per $1000 of face           $.08 per $1000 of face
                                      Policy Date or increase        amount per month                 amount per month
                                          in face amount
    -    Maximum Charge(13)                                       $0.88 per $1000 of face          $0.88 per $1000 of face
                                                                     amount per month                 amount per month

    -    Charge for a Policy                                      $.34 per $1000 of face            $.34 per $1000 of face
         insuring a male, 45 years                                    amount per month                 amount per month
         old at issue in the
         preferred non-tobacco
         underwriting class
-----------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(14)                  Upon each Policy         Standard Loans: 2.0% on        Standard Loans: 0.8% on
                                     Anniversary for the prior    the outstanding loan not        the outstanding loan not
                                          Policy Year(15)         attributable to earnings        attributable to earnings
                                                                  Preferred Loans: 0.5% on        Preferred Loans: 0.0% on
                                                                   the outstanding loan             the outstanding loan
                                                                 attributable to earnings         attributable to earnings
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------

(11) The Monthly Expense Charge for a standard Policy is a level 10-year charge that is set based on the insured's age, gender and underwriting class on the Policy Date (or on the date of face amount increase). The Monthly Expense Charge rate shown in the table may not be typical of the charges you will pay. The Policy Details page of your Policy will indicate the Monthly Expense Charge rate that applies to your Policy. You can obtain more detailed information concerning your Monthly Expense Charge from the Variable Life Service Center.



(12) This minimum charge is based on an insured with the following characteristics: Female, age 0 at issue in the youth underwriting class.



(13) This maximum charge is based on an insured with the following characteristics: Male, age 65 and 66 at issue in the standard tobacco underwriting class.



(14) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan which is currently 4.8% annually for a standard loan (guaranteed not to exceed 6.0% annually) and the amount of interest we credit to the amount in your Loan Account, which is 4.0% annually, both current and guaranteed, on a standard loan. For that part of the outstanding loan that is attributable to earnings, you may elect preferred loan rates. The current preferred loan rate charged is 4.0%, guaranteed not to exceed 4.5%.



(15) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy Anniversary or, if earlier, on the date of Policy lapse, surrender, or the insured's death.

-----------------------------------------------------------------------------------------------------------------------------
                               PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
                                                                   AMOUNT DEDUCTED -
                                                                   MAXIMUM GUARANTEED                AMOUNT DEDUCTED -
        CHARGE                       WHEN CHARGE IS DEDUCTED           CHARGE(1)                      CURRENT CHARGE(1)
-----------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:(16)
-----------------------------------------------------------------------------------------------------------------------------
DISABILITY WAIVER OF PAYMENT          On Policy Date and on
RIDER(17)                            each Policy Anniversary
                                           thereafter
   -     Minimum Charge(18)                                        $.04 per $1,000 of net          $.04 per $1,000 of net
                                                                  amount at risk per month        amount at risk per month

   -     Maximum Charge(19)                                        $.22 per $1,000 of net          $.22 per $1,000 of net
                                                                  amount at risk per month        amount at risk per month

   -     Charge for a 45 year old                                  $.06 per $1,000 of net           $.06 per $1,000 of net
                                                                  amount at risk per month        amount at risk per month
-----------------------------------------------------------------------------------------------------------------------------
OTHER INSURED TERM INSURANCE          When rider is elected
RIDER(20)                              and on each monthly
                                     processing day thereafter
   -     Minimum Charge(21)                                       $.01 per $1,000 of rider      $.01 per $1,000 of rider face
                                                                    face amount per month           amount per month

   -     Maximum Charge(22)                                      $83.33 per $1,000 of rider      $40.31 per $1,000 of rider
                                                                   face amount per month            face amount per month

   -     Charge for a 45 year old,                               $.06 per $1,000 of rider       $.06 per $1,000 of rider face
         male, preferred insured                                   face amount per month               amount per month
-----------------------------------------------------------------------------------------------------------------------------
TERM LIFE INSURANCE RIDER(20)        When rider is elected and
                                    on each monthly processing
                                          day thereafter
   -     Minimum Charge(21)                                      $.01 per $1,000 of rider       $.01 per $1,000 of rider face
                                                                   face amount per month             amount per month

   -     Maximum Charge(22)                                      $83.33 per $1,000 of rider     $40.31 per $1,000 of rider
                                                                   face amount per month           face amount per month

   -     Charge for a 45 year old,                               $.05 per $1,000 of rider       $.05 per $1,000 of rider face
         male, preferred insured                                    face amount per month            amount per month
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------

(16) Optional rider charges (except for the Guaranteed Death Benefit Rider) are added to the monthly deduction and vary based on some or all of the following factors: the insured's issue or actual age, sex, and underwriting class, Policy Year, and rider face amount or net amount at risk. The rate of the charges may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. The Policy Details page of your Policy or the specifications page(s) for the rider will indicate the rider charges that apply to your Policy. You can obtain more detailed information concerning these rider charges from our Variable Life Service Center.



(17) The rider charges are based on the age of the insured and will increase each year with the age of the insured.



(18) This minimum charge is based on an insured with the following characteristics: age 0.



(19) This maximum charge is based on an insured with the following characteristics: age 59.



(20) The charge for this rider is based on the insured's or other insured's age, gender and underwriting class. The rates you will pay for this rider will generally increase each year with the age of the insured or other insured. If the insured or other insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $15 monthly per $1,000 of rider face amount or 400% of your monthly cost of insurance deduction.



(21) This minimum charge is based on an insured or other insured with the following characteristics: Female, age 8 at issue in the youth underwriting class.



(22) This maximum charge is based on an insured or other insured with the following characteristics: Male, age 99 in the tobacco underwriting class.

The following table shows the range of Portfolio fees and expenses for the fiscal year ended December 31, 2002. Expenses of the Portfolios may be higher or lower in the future. You can obtain more detailed information concerning each Portfolio's fees and expenses in the prospectus for each Portfolio.


RANGE OF ANNUAL OPERATING EXPENSES FOR THE PORTFOLIOS(1)


-------------------------------------------------------------------------------------------------------------------------
                                                                                   MINIMUM                      MAXIMUM
-------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are           0.29%                         2.96%
deducted from Portfolio assets, including management fees, 12b-1 fees, and other expenses)
-------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio expenses used to prepare this table were provided to us by the fund(s). We have not independently verified such information. The expenses are those incurred as of December 31, 2002. Current or future expenses may be greater or less than those shown.



The following table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2002.



ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets):



----------------------------------------------------------------------------------------------------------------
                                                                                                      GROSS
                                                                                                      TOTAL
                                                                  MANAGEMENT    12b-1     OTHER       ANNUAL
                          PORTFOLIO                                  FEES       FEES     EXPENSES    EXPENSES
----------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND (CLASS O SHARES)
----------------------------------------------------------------------------------------------------------------
    Growth Portfolio                                               0.75%        0.00%     0.10%        0.85%
----------------------------------------------------------------------------------------------------------------
    Leveraged AllCap Portfolio                                     0.85%        0.00%     0.11%        0.96%
----------------------------------------------------------------------------------------------------------------
    MidCap Growth Portfolio                                        0.80%        0.00%     0.13%        0.93%
----------------------------------------------------------------------------------------------------------------
    Small Capitalization Portfolio                                 0.85%        0.00%     0.12%        0.97%
----------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (INITIAL        0.75%        0.00%     0.05%        0.80%
SHARES)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
----------------------------------------------------------------------------------------------------------------
    Appreciation Portfolio                                         0.75%        0.00%     0.03%        0.78%
----------------------------------------------------------------------------------------------------------------
    Growth and Income Portfolio                                    0.75%        0.00%     0.05%        0.80%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND (INITIAL CLASS)
----------------------------------------------------------------------------------------------------------------
    Asset Manager (SM) Portfolio (1)                               0.53%        0.00%     0.10%        0.63%
----------------------------------------------------------------------------------------------------------------
    Contrafund (R) Portfolio (1)                                   0.58%        0.00%     0.10%        0.68%
----------------------------------------------------------------------------------------------------------------
    Growth Opportunities Portfolio (1)                             0.58%        0.00%     0.12%        0.70%
----------------------------------------------------------------------------------------------------------------
    Growth Portfolio (1)                                           0.58%        0.00%     0.09%        0.67%
----------------------------------------------------------------------------------------------------------------
    High Income Portfolio                                          0.58%        0.00%     0.12%        0.70%
----------------------------------------------------------------------------------------------------------------
    Index 500 Portfolio (2)                                        0.24%        0.00%     0.09%        0.33%
----------------------------------------------------------------------------------------------------------------
    Investment Grade Bond Portfolio (3)                            0.43%        0.00%     0.11%        0.54%
----------------------------------------------------------------------------------------------------------------
    Money Market Portfolio                                         0.20%        0.00%     0.09%        0.29%
----------------------------------------------------------------------------------------------------------------
    Overseas Portfolio (1)                                         0.73%        0.00%     0.17%        0.90%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE INSURANCE TRUST
----------------------------------------------------------------------------------------------------------------
    Capital Growth Fund (4)                                        0.75%        0.00%     0.85%        1.60%
----------------------------------------------------------------------------------------------------------------
    CORE(SM) U.S. Equity Fund (4)                                  0.70%        0.00%     0.16%        0.86%
----------------------------------------------------------------------------------------------------------------
    Growth and Income Fund (4)                                     0.75%        0.00%     0.46%        1.21%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
----------------------------------------------------------------------------------------------------------------
    Flexible Income Portfolio (Service Shares)                     0.61%        0.25%     0.05%        0.91%
----------------------------------------------------------------------------------------------------------------
    International Growth Portfolio (Institutional Shares) (5)      0.65%        0.00%     0.09%        0.74%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
THE MONTGOMERY FUNDS III
----------------------------------------------------------------------------------------------------------------
     Emerging Markets Funds                                        1.25%        0.00%     0.43%        1.68%
----------------------------------------------------------------------------------------------------------------

                                                                                                       GROSS
                                                                                                       TOTAL
                                                                MANAGEMENT      12b-1     OTHER       ANNUAL
                       PORTFOLIO                                   FEES         FEES     EXPENSES     EXPENSES
----------------------------------------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS, INC.
----------------------------------------------------------------------------------------------------------------
    Communications and Information Portfolio (Class 1) (6)         0.75%        0.00%     0.23%        0.98%
----------------------------------------------------------------------------------------------------------------
    Frontier Portfolio  (Class 1) (6)                              0.75%        0.00%     0.48%        1.23%
----------------------------------------------------------------------------------------------------------------
    Global Technology Portfolio (Class 2) (6)                      1.00%        0.15%     0.80%        1.95%
----------------------------------------------------------------------------------------------------------------
    Small Cap Value Portfolio (Class 2) (6)                        1.00%        0.19%     0.18%        1.37%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
----------------------------------------------------------------------------------------------------------------
    Worldwide Absolute Return Fund (7)                             2.50%        0.00%     0.46%        2.96%
----------------------------------------------------------------------------------------------------------------
      Worldwide Emerging Markets Fund (8)                          1.00%        0.00%     0.36%        1.36%
----------------------------------------------------------------------------------------------------------------
    Worldwide Hard Assets Fund (7)                                 1.00%        0.00%     0.23%        1.23%
----------------------------------------------------------------------------------------------------------------
      Worldwide Real Estate Fund (7)                               1.00%        0.00%     0.48%        1.48%
----------------------------------------------------------------------------------------------------------------



(1) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Portfolio paid was used to reduce the Portfolio's expenses. In addition, through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. After taking into account these voluntary offsets, the Net Total Annual Expenses for the Fidelity VIP Asset Manager Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Growth Opportunities Portfolio, Fidelity VIP Growth Portfolio, and Fidelity VIP Overseas Portfolio during 2002 were 0.61%, 0.64%, 0.61%, 0.66%, and 0.86%, respectively. These offsets may be discontinued at any time.



(2) The Fidelity VIP Index 500 Portfolio's manager has voluntarily agreed to reimburse the class to the extent that Net Total Annual Expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) exceed 0.28% of the average daily net assets. This arrangement can be discontinued by the manager at any time.



(3) Through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. After taking into account these voluntary offsets, the Net Total Annual Expenses for the Fidelity VIP Investment Grade Bond Portfolio during 2002 were 0.53%. These offsets may be discontinued at any time.



(4) Goldman Sachs Asset Management, L.P., the investment adviser to the funds, has voluntarily agreed to reduce or limit certain "Other Expenses" of such funds (excluding management fees, transfer agent fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed a certain percentage of the fund's average daily net assets. After taking into account these voluntary arrangements, the Net Total Annual Expenses for the Goldman Sachs VIT Capital Growth Fund and the Goldman Sachs VIT Growth and Income Fund during 2002 were each 1.04%. For the calendar year ended December 31, 2002, there were no expense reductions and limitations for the Goldman Sachs VIT CORE(SM) U.S. Equity Fund. In no event would the Net Total Annual Expenses for the Goldman Sachs VIT CORE(SM) U.S. Equity Fund exceed 0.94%. These expense reductions and limitations may be discontinued or modified by the investment adviser at its discretion at any time.



(5) On March 21, 2003, the Berger Institutional Products Trust International Growth Fund merged into the Janus International Growth Portfolio. The merger occurred at the mutual fund level, resulting in a change in the name of the subaccount, but with no change in either the number of units or the accumulation unit value for the Policyowner.



(6) The fund manager has voluntarily agreed to reimburse the Seligman Portfolios, Inc. Communications and Information Portfolio, Seligman Portfolios, Inc. Frontier Portfolio, Seligman Portfolios, Inc. Global Technology Portfolio, and Seligman Portfolios, Inc. Small-Cap Value Portfolio to the extent that "Other Expenses" exceed 0.40%, 0.75%, 0.40%, and 0.20% of the average daily net assets, respectively. After taking into account these voluntary arrangements, the Net Total Annual Expenses for the Seligman Portfolios, Inc. Global Technology Portfolio during 2002 were 1.55%.



(7) The adviser for the Van Eck Worldwide Insurance Trust Worldwide Absolute Return Fund, Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund, and Van Eck Worldwide Insurance Trust Worldwide Real Estate Fund have voluntarily agreed to reduce or limit the "Other Expenses" for the funds. After taking into account these voluntary arrangements, the Net Total Annual Expenses for Van Eck Worldwide Insurance Trust Worldwide Absolute Return Fund, Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund, and Van Eck Worldwide Insurance Trust Worldwide Real Estate Fund during 2002 were 2.50%, 1.20%, and 1.46%, respectively.



(8) The adviser for the Van Eck Worldwide Insurance Trust Worldwide Emerging Markets Fund has voluntarily agreed to reduce or limit the "Other Expenses" for the fund. The net effect of the expense reimbursement by the fund's adviser was 0.03% to the average daily net assets. After taking into account these voluntary arrangements, Net Total Annual Expenses for the fund during 2002 were 1.30%.

THE POLICY


PURCHASING A POLICY


To purchase a Policy, you must submit a completed application to us through one of our licensed insurance agents who is also a registered representative of Canada Life of America Financial Services, Inc. (CLAFS), the principal underwriter for the Policy, or through one of our agents who has a selling arrangement with CLAFS.



The minimum initial amount of insurance coverage (or face amount) is $50,000. You may increase or decrease the face amount by written request before the final payment date within certain limits.


Generally, the Policy is available for insureds between issue ages 0-85.


REPLACING EXISTING INSURANCE. It may not be in your best interest to exchange your existing life insurance policy or annuity contracts in order to the purchase this Policy. Before making an exchange, you should compare both insurance policies carefully. Remember that if you exchange another life insurance policy for this Policy, you may have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. Talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the Policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial payment, the issuance of the Policy may be delayed. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person generally earns a commission if you buy this Policy through an exchange or otherwise.)


APPLYING FOR A POLICY


On your application, you must select a death benefit option and a tax test. (See "Death Benefit").



After receiving your completed application, we will begin the underwriting process to decide the insurability of the proposed insured. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We may require medical examinations and other information before deciding insurability. We will issue a Policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.



In most cases, if you make an initial payment with your application of at least one minimum monthly payment, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on the age and underwriting class of the proposed insured. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. If death is by suicide during this coverage, we will return only the payments made to us.



If you have made payments before we issue the Policy, even if no fixed conditional insurance is in effect, we will allocate those net payments to a non-interest bearing account. If the Policy is not issued and accepted, we will return payments to you without interest.


WHEN INSURANCE COVERAGE TAKES EFFECT


We will issue the Policy only if the underwriting process has been completed, the application has been approved (or we receive your written consent to any changes to the application, if necessary), the proposed insured is alive on the Date of Issue and in the same condition of health as described in the application, and the minimum initial payment also has been made. Full insurance coverage under the Policy will take effect on the Policy Date. The Policy Date may be different from the Date of Issue. The Policy Date is printed on the Policy Details page of your Policy. We use the Policy Date to measure monthly processing dates, Policy Years and Policy Anniversaries. We begin to charge the monthly deduction from your Policy Value on the Policy Date (if your Policy is backdated, we begin to charge monthly deductions as of the backdated Policy Date.)



BACKDATING



We may sometimes backdate a Policy, at your request, by assigning a Policy Date earlier than the Date of Issue so that you can obtain lower minimum monthly payments and cost of insurance rates, based on a younger insurance age. We will backdate the Policy Date no more than six months before the Date of Issue.



When deciding whether or not backdating is appropriate for you, please take into consideration what the consequences of an earlier Policy Date may be. Backdating will cause the Policy to reach its final payment date sooner. On the first monthly processing date after the Date of Issue, you will have to pay all of the monthly deductions for the backdated period. However, all net payments received before the Date of Issue will be credited with interest at the current Fixed Account rate for the backdated period. We will also use the Policy Date to determine the amount of minimum monthly payments necessary to guarantee that the Policy will not lapse during the Minimum Payment Period. As a result, you will not receive the benefits of protection from lapse for as long a period as someone who has purchased a Policy that is not backdated. However, you will also be subject to a shorter surrender charge period and a shorter monthly expense charge period than someone who has not backdated the Policy.


CANCELING A POLICY (RIGHT TO EXAMINE PERIOD)


INITIAL RIGHT TO EXAMINE PERIOD. You have the right to examine and cancel your Policy by returning the Policy to our Variable Life Service Center (or one of our representatives) on or before 10 days after you receive the Policy. There may be longer periods in some jurisdictions. See the "Right to Examine" provision of your Policy. If you decide to cancel the Policy during the right to examine period, we will treat the Policy as if it were never issued. We will refund monies owed within 7 days after we receive the returned Policy at our Variable Life Service Center.



If you live in a state that requires us to return a full refund of payment, we will refund the greater of:



-        your entire payment(s) as of the date we receive the returned Policy;
         or



- the Policy Value as of the date we receive the returned Policy, plus deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed.)


If you live in a state that requires us to return Policy Value, we will refund:

-        your Policy Value as of the date we receive the returned Policy, plus

- any deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed).

We may postpone payment of the refund under certain conditions.


RIGHT TO EXAMINE PERIOD FOR AN INCREASE IN FACE AMOUNT. Similarly, after an increase in face amount, we will mail or deliver to you a new set of Policy Details pages for the increase. You will have the right to cancel the increase on or before 10 days after you receive the new set of Policy Details pages. There may be longer periods in some jurisdictions. If you cancel the increase, you will receive a credit to your Policy Value of the charges deducted for the increase. We will waive any surrender charge computed for the increase.


STATE VARIATIONS


Any state variations in the Policy, any endorsements and any riders are described in a special form for use in that state. This prospectus provides a general description of the Policy. Your actual Policy and any endorsements and riders are the controlling documents. If you would like to receive a replacement copy of your Policy and any of its endorsements and riders, contact the Variable Life Service Center.


OWNERSHIP RIGHTS


The Policy belongs to the person named as owner in the application (you), unless later changed. You are the insured unless you specify a different person in the application as the insured or the Policyowner is changed thereafter. While the insured is living, you may exercise all of the rights and options granted in the Policy, with the consent of any irrevocable beneficiary and subject to the terms of any assignment of the Policy. Your principal rights as Policyowner are as follows:


-        to appoint or change beneficiaries;

-        to receive amounts payable before the death of the insured;

- to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

-        to change the Policyowner of this Policy; and

- to change the face amount of this Policy (you must obtain the insured's consent if you want to increase the face amount).


No appointment or change in appointment of a Policyowner will take effect unless you send (and we receive) a written request to the Variable Life Service Center When we receive it, the request will take effect as of the date you signed it, subject to payment or other action taken by us before it was received. CHANGING THE POLICYOWNER MAY HAVE ADVERSE TAX CONSEQUENCES.


MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, secretary or chief actuary. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

- to make the Policy or the Variable Account comply with any law (or regulation issued by a governmental agency) to which we are subject;

- to assure continued qualification of the Policy as a life insurance contract under the Code or other Federal or state laws relating to variable life policies;

-        to reflect a change in the operation of the Variable Account; or

- to provide additional Variable Account and/or fixed accumulation options.


If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.


OTHER POLICIES


We offer other variable life insurance policies and variable annuity policies that may invest in the same Portfolios of the Funds. We also offer a full line of traditional life insurance and annuity policies through our affiliated company, The Canada Life Assurance Company. For more information about these policies, please contact our Home Office or one of our representatives.



CONVERSION RIGHTS FOLLOWING THE DATE OF ISSUE OR INCREASE IN FACE AMOUNT



Within 24 months of the Date of Issue or of an increase in the face amount, you may convert your Policy into a fixed policy by transferring all Policy Value in the Subaccounts to the Fixed Account. The conversion will take effect as of the end of the valuation period in which we receive your written notice of conversion that is satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the Fixed Account. We will not assess any transfer or other charges in connection with this conversion, and this transfer will not count toward the number of "free" transfers permitted each Policy Year. SUCH AN EXCHANGE MAY HAVE TAX CONSEQUENCES.



PAYMENTS


FLEXIBLE PAYMENTS


You have the flexibility to determine the frequency and the amount of the payments you make. Unlike conventional insurance policies, you do not have to make your payments according to a rigid and inflexible schedule. You may make additional payments at any time while the insured is alive and the Policy is in force, before the final payment date, and subject to any applicable maximum payment limitations. You may send your payment by mail to our Variable Life Service Center. We will not begin processing any payment until we receive it at our Variable Life Service Center.



If you have an outstanding Policy loan, YOU MUST ASK US TO APPLY THE PAYMENT AS A LOAN REPAYMENT OR WE WILL ALLOCATE THE NET PAYMENT TO THE SUBACCOUNTS AND/OR THE FIXED ACCOUNT. You also may choose to have payments automatically deducted periodically from your bank account or other source under an electronic funds transfer plan (described below).



You may stop making payments at any time and your Policy will continue in force until the date when either: (i) the insured dies; (ii) the Policy lapses without a sufficient payment; or (iii) we receive your written request to surrender the Policy.


MINIMUM INITIAL PAYMENT


You must make the minimum initial payment for full insurance coverage to begin. The minimum initial payment will vary based upon your Policy's face amount, and the insured's age, underwriting class and gender. This amount is the only payment you are required to make under this Policy. However, you greatly increase your risk of lapse if you do not regularly make payments according to the Minimum Payment Period schedule.

MINIMUM MONTHLY PAYMENTS - NO LAPSE GUARANTEE


The minimum monthly payment is the monthly payment amount you must make in order for us to guarantee that your Policy will not lapse during the Minimum Payment Period. The length of the Minimum Payment Period is 48 Policy Months after the Policy Date or any increase in face amount.



MINIMUM PAYMENT PERIOD REQUIREMENT. If, on each monthly processing date, the sum of all payments you have made, less the outstanding loan, partial withdrawals, and partial withdrawal charges, equals or exceeds the cumulative sum of minimum monthly payments in effect for each month from the Policy Date and/or an increase in face amount up to and including the current monthly processing date, then we guarantee that your Policy will not lapse during the Minimum Payment Period.



To guarantee that your Policy will not lapse, the minimum monthly payments that you would have to make could be significant.



If, during the Minimum Payment Period, you change the face amount, receive a change in the insured's underwriting classification, or if you change, add or delete a benefit rider, we will recalculate the minimum monthly payment and notify you of the new amount you must pay to provide you with a guarantee against lapse. The new minimum monthly payment will apply from the date of the change.


Your Policy Details page will show a Minimum Payment Period and minimum monthly payment for your Policy, which is based on the insured's issue age, sex, underwriting class, face amount, and riders.

After the end of the Minimum Payment Period, the Policy will be kept in force only as long as the Policy Value, minus the outstanding loan, on a monthly processing date is sufficient to cover the amount of each monthly deduction plus loan interest accrued and your loan is not foreclosed. Payment of only the minimum monthly payment during the Minimum Payment Period may result in a Policy Value that is not sufficient to meet future monthly deductions and loan interest accrued beyond the Minimum Payment Period. YOU MAY BE REQUIRED TO MAKE ADDITIONAL PAYMENTS IN ORDER TO KEEP YOUR POLICY IN FORCE.


PERIODIC PLANNED PAYMENT SCHEDULE



If you decide to establish a schedule of periodic planned payments, we will bill you at regular intervals. You may request that we send you a signed receipt of the payment. You may change the planned payment schedule; you may make unscheduled payments; and you may skip planned payments. You may not make any payments after the Policy's final payment date. MAKING PERIODIC PLANNED
PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. The Policy will not necessarily lapse if you fail to make periodic planned payments.


ELECTRONIC FUNDS TRANSFER


You may choose to have monthly or periodic planned payments automatically collected from your checking or savings account pursuant to an electronic funds transfer (EFT) agreement. You may terminate the EFT method of payment after 30 days by written request, and we may terminate the EFT method of payment at any time if a payment has not been made by your bank. The EFT method of payment is not available on the 29th, 30th or 31st day of each month. There is no charge for this feature.


PAYMENT LIMITATIONS


No payments may be made after the final payment date.



TAX LIMITATIONS. There are no limits on the total amount of payments you may make if you have selected Death Benefit Option 3 that applies the Cash Value Accumulation Tax test. Even so, we will not accept a payment that will cause the Policy to become a modified endowment contract without your consent (as described below).



IF YOUR DEATH BENEFIT OPTION IS EITHER 1 OR 2, WE MAY LIMIT OR REFUND ANY PAYMENT OR PORTION OF A PAYMENT IF:



- the payment would disqualify the Policy as a life insurance contract under the Code; or



- the payment would increase the base death benefit by more than the amount of such payment (unless you provide us with satisfactory evidence of insurability).



We have established procedures to monitor whether aggregate payments made under a Policy exceed the current maximum payment limitations that qualify the Policy as life insurance according to Federal tax laws. We will not allow you to make any payments that would cause the total amount of the payments you have made to exceed those limits. If you make a payment that would cause your total payments to be greater than the maximum payment limitations, we will accept only that portion of the payment that would make total payments equal the maximum amount that may be made under the Policy. We will apply an excess first to repay any outstanding loan; if there are remaining excess payments, we will return the excess to you. However, we will accept payment needed to prevent Policy lapse during a Policy Year. For more information on the available death benefit options, see "Base Death Benefit Options" in this prospectus.



REFUND OF EXCESS PAYMENT FOR MODIFIED ENDOWMENT CONTRACTS (MECs). We will refund the amount of any payment received which would cause the Policy to become a MEC unless you provide us with written notice stating it is acceptable to you that your Policy becomes a MEC. You should consult a tax adviser to discuss the potential tax effects of allowing this Policy to become a MEC particularly if you have an outstanding loan.



TAX-FREE EXCHANGES (1035 EXCHANGES). We may accept as part of your initial payment, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Code. You should consult a tax adviser to discuss the potential tax effects of such a transaction.


ALLOCATING NET PAYMENTS


Each net payment we receive after the Date of Issue (or the Right to Examine period as described below) will be allocated as of the valuation day it is received at the Variable Life Service Center to the Fixed Account and/or Subaccounts in accordance with your payment allocation instructions then in effect.



When you apply for a Policy, you must instruct us in the application to allocate your net payment to one or more Subaccounts and/or to the Fixed Account according to the following rules:


- Allocation percentages must be in whole numbers, with the total allocation to all selected accounts equaling 100%.


- We will allocate the net payment as of the valuation day we receive it at our Variable Life Service Center according to your current payment allocation instructions, unless otherwise specified.



- We process net payments allocated to a Subaccount based on the Subaccount's unit value next determined at the end of the valuation day (usually 4:00 p.m. Eastern Time) on which we receive them. Net payments received after the end of the valuation day are processed using unit values determined at the end of the next valuation day.



- You may change the allocation instructions for additional net payments by written request or by telephone request. Any change in allocation instructions will be effective on the date we record the change. No charge is currently imposed for changing payment allocation instructions. We may impose a processing charge of up to $25 in the future.



- You may make a different allocation for one net payment per Policy Year without submitting new payment allocation instructions to us. You must specify that you do not wish to change the payment allocation instructions that we have on file.


Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges and partial withdrawals. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.


PAYMENTS BEFORE ACCEPTANCE



If you make a payment with your application for the Policy, or at any time before Acceptance, we will hold the payment in a non-interest bearing account. If you have backdated your Policy, we will credit the net payments with interest at the current Fixed Account rate for the backdated period. If the Policy is not issued and accepted, we will refund all payments made by you without interest.



PAYMENTS DURING THE RIGHT TO EXAMINE PERIOD



If your Policy provides for a refund of Policy Value under the Right to Examine provision, we will allocate your initial net payments on the date of Acceptance in accordance with the allocation instructions in the application or in a subsequent written request.



If your Policy provides for a full refund of payments under the Right to Examine provision, we will allocate to the Fidelity VIP Money Market Subaccount any initial and subsequent net payments you request to be allocated to the Subaccounts that we receive at the Variable Life Service Center within 14 days from the date of Acceptance. However, we will allocate such net payments to the Fidelity VIP Money Market Subaccount for:



- 24 days from the date of Acceptance, if this Policy is issued in states with a 20-day right to examine; or



- 34 days from the date of Acceptance, for California citizens age 60 and older who have a 30-day right to examine.



Immediately after this period, the Policy Value in the Fidelity VIP Money Market Subaccount will be reallocated in accordance with your allocation instructions in the application or in a subsequent written request.

VALUES UNDER THE POLICY

POLICY VALUE

The Policy Value serves as the starting point for calculating values under a Policy.

POLICY VALUE:

- equals the sum of all values in the Fixed Account, including any outstanding loan, and in the Variable Account;

-    is determined first on the Date of Issue and then on each valuation day;
     and


- has no guaranteed minimum amount and may be more or less than payments made.


Policy Value varies from day to day, depending on such factors as the investment performance of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY VALUE.

CASH SURRENDER VALUE


The cash surrender value is the amount we pay to you when you surrender your Policy. We determine the cash surrender value at the end of the valuation day on which we receive your Policy and a written request to surrender at the Variable Life Service Center. If we receive your written surrender request after the close of a valuation day, usually 4:00 p.m. Eastern time, we will determine the cash surrender value as of the end of the next valuation day.


CASH SURRENDER VALUE AT THE END OF ANY VALUATION DAY EQUALS:

-    the Policy Value as of such date; minus

-    any surrender charge as of such date; minus


-    any outstanding loan as of such date.


SUBACCOUNT VALUE


At the end of any valuation period, the Subaccount Value is equal to the number of units in the Subaccount multiplied by the unit value of that Subaccount.


THE NUMBER OF UNITS IN ANY SUBACCOUNT AT THE END OF ANY VALUATION DAY EQUALS:

-    the initial units purchased at unit value on the Date of Issue; plus

-    units purchased with any additional net payments; plus

- units purchased when Policy Value is transferred from another Subaccount or the Fixed Account; minus

- units redeemed to pay a pro-rata share of the monthly deduction allocated to the Subaccount; minus

- units redeemed to pay a pro-rata share of partial withdrawals (and any applicable partial withdrawal charge); minus

- units redeemed as part of transfers to another Subaccount and/or the Fixed Account (and any applicable transfer charges); minus

- units redeemed to pay a pro-rata share of transaction charges allocated to the Subaccount for changes in face amount of the Policy.


Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount that is next determined at the end of the valuation day on which we receive your payment or transaction request.


Certain events will reduce the number of units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Subaccount Value will result in the redemption of the appropriate number of units of that Subaccount, as will surrender of the Policy, payment of death benefit proceeds, transfer of loan collateral, and the deduction of a monthly deduction. Units are redeemed as of the end of the valuation period in which we receive written notice of the event.

UNIT VALUE


The value (or price) of each Subaccount will reflect the investment performance of the Portfolios in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value may increase or decrease from one valuation period to the next.



THE UNIT VALUE OF ANY SUBACCOUNT AT THE END OF ANY VALUATION DAY EQUALS:



- the unit value of the Subaccount on the immediately preceding valuation day; multiplied by



-    the net investment factor for that Subaccount on that valuation day.








THE NET INVESTMENT FACTOR

- measures the investment performance of a Subaccount from one valuation period to the next;


- increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio; and



- decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the insurance charge.


FIXED ACCOUNT VALUE


On Acceptance, the Fixed Account Value is equal to the net payments allocated to the Fixed Account, minus the portion of the first monthly deduction taken from the Fixed Account.


THE FIXED ACCOUNT VALUE AT THE END OF ANY VALUATION DAY IS EQUAL TO:

-    the net payment(s) allocated to the Fixed Account; plus

- any amounts transferred to the Fixed Account (including any outstanding loan); plus

-    interest credited to the Fixed Account; minus

- amounts withdrawn from the Fixed Account (including any applicable withdrawal charges); minus

- amounts transferred from the Fixed Account (including any outstanding loan) to a Subaccount including any applicable transfer fees; minus

-    any other transaction charges allocated to the Fixed Account; minus

-    amounts deducted to pay for monthly deductions.

DEATH BENEFIT


If the insured dies while the Policy is in force, we will pay the death benefit to the beneficiary once we receive at our Variable Life Service Center satisfactory proof of the insured's death. We may require that the Policy is returned to us.



We will generally pay interest on the death benefit from the date of the insured's death to the date the death benefit is paid. You may choose for the death benefit to be paid out either as a lump sum or under one of the payment options provided by the Policy. If the death benefit is paid in a lump sum, we will credit interest at the greater of (i) 3.00% annually, or (ii) any higher rate required by applicable law. For more information on payment of death benefit proceeds, call the Variable Life Service Center for a free copy of the Statement of Additional Information.


DEATH BENEFIT ON OR BEFORE THE FINAL PAYMENT DATE

THE DEATH BENEFIT EQUALS:


- the base death benefit (described below) in effect on the insured's date of death; PLUS



-    any additional death benefit provided by a rider; MINUS



- any monthly deductions due and unpaid through the Policy Month that the insured dies; MINUS any outstanding loan; and MINUS any partial withdrawals and partial withdrawal charges.


DEATH BENEFIT AFTER THE FINAL PAYMENT DATE

IF THE GUARANTEED DEATH BENEFIT RIDER IS NOT IN EFFECT, THE DEATH BENEFIT
EQUALS:


-    The Policy Value as of the insured's date of death; MINUS



-    any outstanding loan; MINUS



-    any partial withdrawals and partial withdrawal charges; MINUS



- any mortality and expense risk charges due and unpaid through the Policy Month that the insured dies.

IF THE GUARANTEED DEATH BENEFIT RIDER IS IN EFFECT, THE DEATH BENEFIT EQUALS THE GREATER OF:



- the Policy Value on the insured's date of death; MINUS any outstanding loan on the date of death; MINUS any mortality and expense risk charges due and unpaid through the month that the insured dies; or



- the face amount in effect on the final payment date; MINUS any outstanding loan on the insured's date of death; and MINUS any mortality and expense risk charges due and unpaid through the month that the insured dies.


BASE DEATH BENEFIT OPTIONS


In the application for the Base Policy, you may choose between three death benefit options: Option 1--Level Guideline Premium Test; Option 2--Adjustable Guideline Premium Test; and Option 3--Level Cash Value Accumulation Test. We will not issue a Policy to you unless you have selected a death benefit option. We calculate the amount available under each death benefit option as of the date of the insured's death.



If you have selected Death Benefit Option 1 or 3, the face amount is reduced by the amount of the partial withdrawal not classified as a preferred partial withdrawal.



THE BASE DEATH BENEFIT UNDER OPTION 1 AND OPTION 3 IS THE GREATER OF:



-    the face amount; OR



- the minimum death benefit equal to the Policy Value (determined on the valuation day on or next following the date of the insured's death) multiplied by the applicable factor for the insured's age (see Appendix A for Option 1 and Appendix B for Option 3)








THE BASE DEATH BENEFIT UNDER OPTION 2 IS THE GREATER OF:


-    the face amount plus the Policy Value on the date of the insured's death;
     or



- the minimum death benefit equal to the Policy Value (determined on the valuation day on or next following the date of the insured's death multiplied by the applicable Guideline Premium factor for the insured's age (see Appendix A).



WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have net payments and any favorable investment performance reflected partly in the form of an increasing death benefit, you should consider choosing Option 2. If you are satisfied with the amount of the insured's existing insurance coverage and prefer to have net payments and any favorable investment performance reflected to the maximum extent in the Policy Value (thus potentially reducing cost of insurance charges), you should consider choosing Options 1 or 3.



- Under Options 1 and 3, the base death benefit will generally be level and will vary with the Policy Value only when the Policy Value multiplied by the applicable factor for the insured's age is greater than the face amount.



-    Under Option 2, the base death benefit will always vary with the Policy
     Value.



Your choice of death benefit will affect the amount of the death benefit and the monthly deductions from the Policy. The death benefit option will also affect the amount and frequency of the payments you must make to keep the Policy in force and the maximum payments you may make under the Policy.


MINIMUM DEATH BENEFIT


To qualify as "life insurance" under the Federal tax laws, this Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured. Under current Federal tax law, either the "Guideline Premium/Cash Value Corridor" test or the "Cash Value Accumulation" test may be used to determine whether the Policy qualifies as "life insurance" under the Code.



You must elect one of the tax tests at the time of application for the Policy. You may not change tests. If you select the "Guideline Premium/Cash Value Corridor" test, you must elect either Death Benefit Option 1 or Death Benefit Option 2. If you elect the "Cash Value Accumulation" test, Death Benefit Option 3 must apply. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING BETWEEN THE "GUIDELINE PREMIUM/CASH VALUE CORRIDOR" AND THE "CASH VALUE ACCUMULATION" TESTS AND IN CHOOSING A DEATH BENEFIT OPTION. For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.


CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year and before the final payment date, you may change death benefit options once a year by sending a written request to the Variable Life Service Center. We reserve the right to require evidence of insurability. If you are in

Death Benefit Options 1 or 2, you may not change to Death Benefit Option 3. If you are in Death Benefit Option 3, you may not change death benefit options. The change in the base death benefit will take effect on or following the monthly processing date the date we approve your request.


Changing the death benefit option may result in a change in face amount. For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.



Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.


SELECTING AND CHANGING THE FACE AMOUNT

You select the face amount when you apply for the Policy. You may change the face amount by sending a written request to the Variable Life Service Center. We may require you to return your Policy to make the change. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. HOWEVER, CHANGING THE FACE AMOUNT MAY HAVE TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

INCREASING THE FACE AMOUNT


After the first Policy Year, you may increase the face amount of your Policy, subject to the following:


CONDITIONS FOR INCREASING THE FACE AMOUNT:

- You must send a written application and provide evidence of insurability satisfactory to us at our Variable Life Service Center.


-    You must obtain consent of the insured.



-    The age of the insured must be lower than age 86.


- We must approve the insured under our underwriting standards in effect at the time of the increase.

- You must pay the amount necessary to keep the Policy in force for three months if the Policy Value less outstanding loan, after the change, is less than the sum of three minimum monthly payments.

-    You must increase the face amount by a minimum of $10,000.


The increased face amount will take effect on or following the first monthly processing date on or following the date that all of the above requirements are met. We will provide you with new Policy details pages.



An increase in face amount will be accompanied by: (i) an additional cost of insurance charge for the increase, which will be based on the age and underwriting class of the insured at the time of the increase; (ii) a new minimum monthly payment; (iii) a new monthly expense charge; (iv) a new guideline premium, if applicable; (v) a new surrender charge rate and period for the Policy; and (vi) a new guaranteed death minimum payment, if applicable.



After increasing the face amount, you will have the right to cancel this increase during the right to examine period. See "Canceling the Policy (Right to Examine Period)."


DECREASING THE FACE AMOUNT

You may decrease the face amount of your Policy by written request at any time prior to the final payment date provided that the insured is living, the Base Policy is in force and the following conditions are met:


CONDITIONS FOR DECREASING THE FACE AMOUNT:


- The face amount will be decreased or eliminated in the following order: (i) the most recent increase; (ii) the next most recent increases, successively; and (iii) the initial face amount.

-    The minimum face amount decrease we permit is $10,000.

-    You may not decrease the face amount to below $50,000.


- If the decrease occurs while a surrender charge is applicable, we will deduct a proportional amount of the surrender charge from the Policy Value on the effective date of the decrease.


- A different surrender charge rate may apply to a decrease of the initial face amount and each subsequent face amount increase.


- The surrender charge will be based on the amount of the decrease of the Base Policy's face amount. You may choose the Subaccount(s) from which this charge will be


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


     deducted. If you do not make an election, we will allocate the charges pro-rata.


The decrease will take effect on or following the first monthly processing date after we receive your written request.


A decrease in face amount will be accompanied by: (i) a new cost of insurance charge, (ii) a new guideline premium, if applicable, (iii) a new monthly minimum payment, if the decrease is within 48 Policy Months after the Policy Date or increase in face amount, and (iv) a new guaranteed death benefit minimum payment, if applicable.



PAYMENT OPTIONS FOR THE DEATH BENEFIT AND ON SURRENDER



There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy other than in a lump sum. If you make no election, the beneficiary may elect a payment option when the proceeds become payable. None of these options vary with the investment performance of the Variable Account. For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.



GUARANTEED DEATH BENEFIT RIDER



If you elect the Guaranteed Death Benefit Rider and meet the conditions of the rider, we guarantee:



- that your Policy will not lapse, regardless of the investment performance of the Subaccounts; and



- that you will receive a minimum death benefit if the insured dies after the final payment date.



We will deduct from your Policy Value a one-time administrative charge of $25 when you elect the rider.



If the rider is in effect after the final payment date, the death benefit will be the greater of: (a) the face amount in effect on the final payment date minus any outstanding loan on the insured's date of death minus any mortality and expense risk charges due and unpaid through the month that the insured dies; or
(b) the Policy Value on the insured's date of death minus any outstanding loan on the insured's date of death minus any mortality and expense risk charges due and unpaid through the month that the insured dies.



This rider does not protect against lapse if your loan forecloses ( that is, the outstanding loan exceeds your Policy Value).



GUARANTEED DEATH BENEFIT MINIMUM PAYMENT TEST. On each Policy Anniversary, your Policy must meet the Guaranteed Death Benefit Minimum Payment Test or the rider will terminate. The Guaranteed Death Benefit Minimum Payment Test is met if the Minimum Payment Period requirement for your base Policy is met and if (a) is greater than (b) where:



(a) is your total payments, less any partial withdrawals, partial withdrawal charges and less any outstanding loan which is classified as a preferred loan; and



(b) is the sum of the minimum Guaranteed Death Benefit Minimum Payments in effect from the Policy Date to that Policy Anniversary. The Guaranteed Death Benefit Minimum Payment amount is shown on your latest Policy Details pages.



THE GUARANTEED DEATH BENEFIT RIDER WILL TERMINATE IF:



- You fail to meet the requirements of the Guaranteed Death Minimum Payment Test on a Policy Anniversary;



-    You have a Policy change resulting in a negative guideline premium;



- You change from Death Benefit Option 2 to Death Benefit Option 1 within 5 Policy Years before the final payment date;



-    Your loan forecloses; or



- You request a partial withdrawal or preferred loan after the final payment date.



You may cancel the rider at any time. You may not reinstate this rider once it is terminated or canceled.



TERM LIFE INSURANCE RIDER



Under the Term Life Insurance Rider, you may supplement your base death benefit with a term insurance benefit. We will pay a term insurance benefit to the beneficiary if the insured dies while this rider is in force and before the term expiration date. The term insurance benefit is recalculated on each monthly processing date. For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.



During the life of the insured, you may decrease the amount of term insurance while the Policy is in force.



THE TERM INSURANCE RIDER TERMINATES ON THE FIRST TO OCCUR OF:



- The end of the grace period without a sufficient payment to keep the Policy in force; or



-    The surrender of the Policy; or



-    The monthly processing date following a request for termination; or



-    The term rider expiration date.

There is a charge for this rider that is assessed as part of the monthly deduction and is based on the benefit amount of the rider and the cost of insurance rate for the rider. The cost of insurance rate for this rider is based on the insured's age, gender, and underwriting class at the time the rider is elected.



ACCELERATED DEATH BENEFIT RIDER



Under the Accelerated Death Benefit Rider, we provide the insured with a portion of the present value of the death benefit in a stream of payments under either the terminal illness option or the nursing home option. To receive this benefit while the Policy is in force, you must: (a) provide written consent from any collateral assignee, irrevocable beneficiary and the insured (if the Policyowner is not the insured); and (b) provide satisfactory proof to us that the insured qualifies for either the terminal illness option or the nursing home option. If the insured dies before all of the accelerated death benefit has been paid, we will pay the beneficiary in one lump sum the present value of the remaining payments due under the rider reduced by the interest rate we use to determine those payments. You may elect this rider at any time. The tax consequences associated with requesting a payment under this rider are unclear. See "Federal Tax Considerations."



EXERCISING THE ACCELERATED DEATH BENEFIT RIDER WILL HAVE THE FOLLOWING EFFECT ON YOUR POLICY:



- We will reduce the death benefit by any rider benefit as of the monthly processing date following the date of the written request.



- We will reduce your Policy Value the same proportion as the reduction in the death benefit.



- We will also decrease or eliminate the face amount by any rider benefit in the following order: (a) first, the most recent increase; (b) second, the next most recent increases successively; and (c) last, the initial face amount.



- We will waive any surrender charge due to the exercise of this rider equaling: (a) the surrender charge applicable to any increased face amount, which is eliminated in the order set forth above; plus (b) a pro-rata share of the surrender charge applicable to a partial reduction in an increase or in the initial Face Amount.


LOANS

At any time while the insured is living and your Policy is in force, you may, by written request, borrow money secured by your Policy Value. You must sign the written loan agreement, and you must make a satisfactory assignment of the Policy to us.


The maximum amount you may borrow including any outstanding loan is the loan value. The loan value is 90% of the (Policy Value MINUS any surrender charge) minus any outstanding loan as of the date of the loan. The minimum loan amount you may borrow is $200. We normally pay the amount of any loan request within 7 days after we receive your written request. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan balance) minus any loan repayments. We may postpone payment of loans under certain conditions.


TYPES OF LOANS

While the Policy is in force, you may submit a request to borrow money from us using two types of loans:


- A standard loan option is always available to you. We will charge interest on the amount of the loan at a current annual rate of 4.8%. This current rate of interest may change, but is guaranteed not to exceed 6.0%. However, we also will credit interest on the Policy Value securing the loan. The annual interest rate credited to the Policy Value securing a standard loan is 4.0%.



- A preferred loan option is automatically available to you. You may revoke this option at any time. The preferred loan option is available on that part of the outstanding loan that is attributable to earnings. We will charge interest on that amount of the loan at a current annual rate of 4.0%. This current rate of interest may change, but is guaranteed not to exceed 4.5 %. The annual interest rate credited to the earnings securing a preferred loan is 4.0%. A request for a preferred loan after the final payment date will terminate the Guaranteed Death Benefit Rider. THERE IS SOME UNCERTAINTY AS TO THE TAX TREATMENT OF PREFERRED LOANS. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER.


LOAN COLLATERAL

To secure the loan, we transfer an amount as collateral to the Fixed Account. This amount is equal to the amount of the loan adjusted by the earned interest rate and the charged interest rates. We will transfer the loan amount and any unpaid loan interest accrued by the Policy Anniversary from the Subaccounts according to your instructions. We will transfer the outstanding loan to the Fixed Accounts. If you do not provide allocation instructions, we will make a pro-rata allocation of Policy Value from the Subaccounts to the Fixed Account. We will not count this transfer as a transfer subject to a transfer charge.

COST OF THE LOAN


We charge interest on the outstanding loan. Interest is charged in arrears from the date of the loan, and is due at the end of each Policy Year during which a loan is made and compounded annually thereafter until the loan is repaid. Unpaid interest becomes part of the outstanding loan and accrues interest at the same rate as the loan. If the Policyowner does not pay such loan interest when due, the amount of the interest is added to the outstanding loan (on which interest is assessed in the ensuing year). Unpaid interest is transferred based on your written instructions. If there are no such instructions or the Policy Value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is transferred based on the proportion that the sum of the value in the Fixed Account and the value in the Subaccounts bear to the total unloaned Policy Value.



INTEREST EARNED ON THE LOAN COLLATERAL


We credit the portion of the Policy Value securing the outstanding loan with interest at an effective annual rate, currently 4.0% for both standard and preferred loans. On each Policy Anniversary, you may request that interest earned on the outstanding loan since the preceding Policy Anniversary be transferred to the Subaccounts and to the Fixed Account. Unless you specify otherwise, we will allocate such transfers on a pro rata basis.

REPAYMENT OF THE OUTSTANDING LOAN


You may repay any of the outstanding loan while the insured is still living and the Policy is in force. When you repay any of the outstanding loan, we will transfer all or part of the outstanding loan in an amount equal to the repayment to the Subaccounts and Fixed Account. We will make this transfer according to your allocation instructions. If you do not tell us how to allocate loan repayments, we will allocate them according to your most recent payment allocation instructions. You must identify any loan repayment made to us as a loan repayment; otherwise, we will treat such payment as an additional payment.



EFFECT OF A POLICY LOAN ON THE POLICY



A loan, whether or not repaid, affects the Policy Value, the cash surrender value, and the death benefit. We will deduct any outstanding loan from the proceeds payable on a surrender or on the death of the insured. Repaying a loan causes the death benefit and cash surrender value to increase by the amount of the repayment.


If you request a preferred loan after the final payment date or allow the Policy to lapse, the Guaranteed Death Benefit Rider will terminate.


RISK OF POLICY LAPSE. There are risks involved in taking a loan, including the potential for the Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. See "Policy Lapse, Loan Foreclosure, and Reinstatement."



EFFECTS OF A LOAN ON INVESTMENT PERFORMANCE. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Fixed Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the excess interest rates accruing on the Fixed Account. Amounts transferred from the Subaccounts to the Fixed Account to secure the loan will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Subaccounts.


The effect of a Policy loan on the Policy Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Fixed Account is less than or greater than the interest being credited on the outstanding loan in the Fixed Account. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to Policy Value in the Fixed Account (other than outstanding loan amount). The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be on the Policy Value.


TAX RISKS. There are tax risks involved in taking a loan. A loan may also produce significant adverse Federal income tax consequences if a Policy lapses or is surrendered with loans outstanding. Any amount of outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. If your Policy has a large amount of indebtedness when it lapses or is surrendered, you might owe taxes that are greater than the cash surrender value. If the Policy is a MEC, then a loan will be treated as a partial withdrawal for Federal income tax purposes. See "Policy Lapse, Loan Foreclosure, and Reinstatement" and "Federal Tax Considerations." THE TAX TREATMENT OF PREFERRED LOANS FROM A POLICY THAT IS NOT A MEC IS UNCERTAIN.

In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. The owner of such a Policy should seek tax advice before requesting a Policy loan.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may surrender your Policy and receive its cash surrender value as calculated as of the end of the valuation day when we receive your written request at the Variable Life Service Center, subject to the following conditions:

- The insured must be alive and the Policy must be in force when we receive the written request. We may require that you return the Policy.


- You will incur a surrender charge if you surrender your Policy on or before the last day of the 9th Policy Year from the Policy Date or the effective date of any increase in the face amount.


- Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.


- We generally will pay the cash surrender value to you in a lump sum or other payment option that we offer at the time within 7 days after we receive your written request at our Variable Life Service Center. We may postpone payment of benefits under certain conditions.



The cash surrender value equals the Policy Value minus any outstanding loan and surrender charges. A SURRENDER MAY HAVE TAX CONSEQUENCES. PLEASE CONSULT YOUR TAX ADVISER BEFORE SURRENDERING YOUR POLICY.


PARTIAL WITHDRAWALS


After the first Policy Year, you may make a written request to withdraw part of the cash surrender value of your Policy. We will process each partial withdrawal at unit values next determined after we received your written request at the Variable Life Service Center. We generally will pay a request for a partial withdrawal within 7 days after we receive the request. We may postpone payment of partial withdrawals under certain conditions.



PARTIAL WITHDRAWAL PROVISIONS:



- The insured must be alive and the Policy must be in force when you make your written request.


- You must request at least $200. The maximum partial withdrawal amount is your cash surrender value minus the greater of $500 or 3 monthly deductions.

- You may allocate the amount withdrawn among the Subaccounts and the Fixed Account. If you do not provide allocation instructions, we will deduct the amount requested for withdrawal plus any fee from the Subaccounts and the Fixed Account based on the proportion that your value in each Subaccount and value in the Fixed Account bears to your unloaned Policy Value.



- A partial withdrawal will reduce the face amount under Death Benefit Option 1 and Death Benefit Option 3 by the dollar amount of the withdrawal not classified as a preferred partial withdrawal.



- You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount under either Death Benefit Option 1 or Death Benefit Option 3 below $40,000.



- If Death Benefit Option 1 or Death Benefit Option 3 is in effect, we will assess a surrender charge on each partial withdrawal, unless all surrender charge periods have expired. The surrender charge is assessed on the reduction in the face amount caused by the partial withdrawal, and is a charge per $1000 of the amount of the face amount reduction.


- No surrender charge will be assessed for the reduction in face amount that is equal to the amount of any preferred partial withdrawal. A partial withdrawal is considered a preferred partial withdrawal when the withdrawal amount and the sum of the prior withdrawal amounts in the same Policy Year do not exceed 10% of the Policy Value as of the beginning of the Policy Year.


- On a partial withdrawal, we will redeem the number of units of a designated Subaccount and the Fixed Account equal to the amount withdrawn. The amount withdrawn is the amount you request plus the partial withdrawal charge (and surrender charge, if applicable). For each partial withdrawal (including those classified as a preferred partial withdrawal), we deduct a partial withdrawal charge equal to 2.00% of the amount withdrawn, not to exceed $25.

EFFECTS OF PARTIAL WITHDRAWALS


If you make a partial withdrawal, the following could occur to your Policy:


- A partial withdrawal can affect the face amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge).


- Partial withdrawals will reduce the face amount under Death Benefit Option 1 and Death Benefit Option 3 by the amount of the withdrawal not classified as a preferred



- partial withdrawal. The face amount reductions will be made in the following order: (i) against the most recent increase in the face amount;
     (ii) against the next most recent increases in the face amount in succession; and (iii) against the initial face amount.


- Partial withdrawals taken after the final payment date will terminate the Guaranteed Death Benefit Rider.


PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES. PLEASE CONSULT YOUR TAX ADVISER BEFORE WITHDRAWING ANY OF YOUR POLICY VALUE.


POSTPONEMENT OF PAYMENTS


We usually pay the amount of any surrender, partial withdrawal, death benefit, or settlement option within seven days after receipt of all applicable written requests and/or after we receive due proof of the insured's death. We may postpone payment of any amount due from the Variable Account for a surrender, partial withdrawal, transfer, Policy loan or on the death of the insured whenever:


- trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC, or the NYSE is closed for days other than weekends and holidays, or

- the SEC, by order, has permitted such postponement for the protection of Policyowners, or

- the SEC has determined that an emergency exists that would make disposal of portfolio securities or valuation of assets not reasonably practical.


We may delay any payment derived from amounts you made by check until the check has cleared your bank.


We also may postpone any transfer from the Fixed Account or payment of any portion of the amount payable on surrender, partial withdrawal or Policy loan from the Fixed Account for not more than six months from the day we receive your written request and, if required, your Policy.


If we postpone payment for 30 days or more, the amount of the postponed payment will earn interest during that period of not less than 3.00% per year, or such higher rate as required by law.



If mandated under applicable law, we may be required to reject a payment and/or otherwise block access to your account, and thereby refuse to pay any request for transfers, partial withdrawals, surrenders, or death benefits. We may also be required to provide additional information about your account to governmental regulators. Once blocked, Policy Value would be held in that account until instructions are received from the appropriate regulator.


TRANSFERS

You may transfer amounts between the Fixed Account and the Subaccounts, or among the Subaccounts, upon request. We determine the amount you have available for transfers at the end of the valuation period when we receive your request. The first 12 transfers in a Policy Year are free. We reserve the right to limit the number of free transfers in a Policy Year to 6. Transfers under the Policy are subject to the following conditions:

- We reserve the right to limit the minimum amounts that you may transfer, the maximum amounts that you may transfer from the Fixed Account, the minimum amount that may remain in a Subaccount following a transfer, the minimum period between transfers involving a Fixed Account, and the number of transfers you may make in a single Policy Year. We reserve the right to set other reasonable rules controlling transfers.

- Transfers from the Fixed Account may not exceed the lesser of $100,000 or 25% of the Policy Value per transfer.


- You may make only one transfer from the Fixed Account each quarter during a Policy Year. This restriction does not apply to any transfer made as part of any automated service program we may offer.

- We currently charge $10 for each transfer after the 12th in a single Policy Year. We reserve the right to deduct up to $25 for each transfer after the number of free transfers allowed in a single Policy Year. Transfers resulting from dollar cost averaging, account rebalancing, reallocation of the Policy Value within 20 days from Acceptance, a conversion within the first 24 months after the Date of Issue or increase in face amount, or loans do not count as transfers for the purpose of assessing the transfer charge.



- We consider each telephone, fax, or written request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.



- We process transfers based on unit values determined at the end of the valuation day when we receive your transfer request at the Variable Life Service Center. The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m., Eastern Time), which coincides with the end of each valuation period. Therefore, we will process any transfer request we receive after the close of the regular business session of the New York Stock Exchange, using the net asset value for the Subaccount next determined as of the close of the next valuation period.



We cannot guarantee that a Subaccount or shares of an underlying Portfolio will always be available. If you request that an amount in a Subaccount or in the Fixed Account be transferred to a Subaccount at a time when the Subaccount or the underlying Portfolio is unavailable, we will not process your transfer request. This request will not be counted as a transfer for purposes of determining the number of free transfers executed in a year.



Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Subaccounts. If a pattern of excessive trading by a Policyowner or the Policyowner's agent develops, we reserve the right not to process the transfer request. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed. We may impose other restrictions on transfers, or even prohibit them for any Policyowner who, in our view, has abused, or appears likely to abuse, the transfer privilege.



If your transfer request is not processed for any reason, we will notify you in a timely manner.



DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging ("DCA") program in the application or by completing an election form that we receive by the beginning of the month. DCA is an investment strategy designed to reduce the investment risks associated with market fluctuations. For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.



ACCOUNT REBALANCING. You may elect to participate in an account rebalancing program in the application or by completing an election form. Under the account rebalancing program, we will periodically transfer your Policy Value in the Subaccounts to maintain a particular percentage allocation among the Subaccounts. (Policy Value in the Fixed Account is not available for this program.) For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.



TELEPHONE AND FACSIMILE REQUESTS



In addition to written requests, we may accept telephone and facsimile instructions from you or an authorized third party regarding transfers, dollar cost averaging, account rebalancing, exercise of the conversion privilege, and partial withdrawals (facsimile only), subject to the following conditions:



- You must complete and sign our form authorizing telephone or facsimile transactions and send it to us at our Variable Life Service Center. You also may complete and sign this authorization in the application. The authorization will remain effective until we receive written revocation or we discontinue the privilege.



- We accept instructions provided to us via telephone at 1 (800) 905-1959. We accept instructions provided to us via facsimile at 1 (888) 670-4836. Any instructions sent to another number will not be considered received in our Variable Life Service Center.


-    We cannot accept or process transfer requests left on our voicemail system.


- You may designate in the request form a third party to act on your behalf in making telephone or facsimile requests.



- We will employ reasonable procedures to confirm that instructions conveyed by telephone and facsimile requests are genuine. These procedures may include requiring forms of personal identification prior to acting upon instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

- If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.


- We reserve the right to no longer accept or process telephone or facsimile instructions at any time for any class of Policies for any reason.



If you are provided a personal identification number ("PIN") in order to execute electronic transactions, you should protect your PIN because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing instructions using a PIN is authorized by you.



Telephone and facsimile service may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Variable Life Service Center.


POLICY LAPSE, LOAN FORECLOSURE, AND REINSTATEMENT

LAPSE


A 62-day grace period, during which this Policy will remain in force, will apply to your Policy any time the Policy Value is insufficient to meet certain Policy charges (described below). If your Policy enters a grace period (i.e., is in default), we will mail a notice to you or the person you name to receive this notice, and to any assignee of record. We will send such notice to your last known address of record and to the address of record of anyone else designated to receive this notice. The notice will indicate the amount of payment due and the final date by which we must receive the specified payment to keep the Policy from lapsing. After the final payment date, you may not make a payment to prevent the Policy from lapsing, but you generally may make a loan repayment. If you have an outstanding loan, you must label a payment as a loan repayment.



If we do not receive the specified payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. If the insured dies during the grace period, we will pay the death benefit proceeds after deducting any monthly deduction due and payable through the Policy Month in which the insured dies, as well as any outstanding loan, and any other overdue charges under the Policy.



LAPSE DURING THE MINIMUM PAYMENT PERIOD



The Policy WILL ENTER INTO A 62-DAY GRACE PERIOD if both:



-    the Minimum Payment Period requirement is not met; and



- the Policy Value less outstanding loan is insufficient to cover the monthly deduction due plus accrued interest on the monthly processing date.



To prevent your Policy from lapsing, you must make before the end of the grace period:



-    sufficient payment to meet the Minimum Payment Period requirement; or



-    other sufficient payment specified in the notice we send.



LAPSE AFTER THE MINIMUM PAYMENT PERIOD



The Policy WILL ENTER INTO A 62-DAY GRACE PERIOD when:



- the Policy Value is insufficient to cover the monthly deduction due on the monthly processing date plus accrued loan interest.



- To prevent your Policy from lapsing before the final payment date, you must make sufficient payments specified in the notice we send before the end of the grace period.



     To prevent your Policy from lapsing after the final payment date, you may make loan repayments.

PROTECTION FROM LAPSE



Your Policy generally will NOT lapse:



- during the Minimum Payment Period if the Minimum Payment Period requirement is met;



- if the Policy Value less outstanding loan is sufficient to cover the amount of the monthly deduction due plus accrued interest on the monthly processing date;



-    if you purchase a Guaranteed Death Benefit Rider and meet its conditions;
     or



- if before the end of the grace period, you make a sufficient payment to prevent lapse of the Policy.


LOAN FORECLOSURE


If at anytime after the Minimum Payment Period the Policy Value less outstanding loan is insufficient to cover the monthly deduction, we will terminate the Policy. We will mail a notice of this termination to the last known address of you and any assignee. If the excess outstanding loan is not paid within 62 days after this notice is mailed, the Policy will terminate without value. Foreclosure of a loan will terminate the Guaranteed Death Benefit Rider.


REINSTATEMENT


If your Policy has lapsed and has not been surrendered, you may reinstate the Policy within 3 years after the date of Policy lapse and before the final payment date. We will reinstate the Policy on the monthly processing date following the day we receive each of the following at our Variable Life Service
Center:


-    a written application requesting reinstatement;

-    evidence of insurability that is satisfactory to us;

- payment of amount sufficient to cover all monthly deductions due and unpaid during the grace period; and



-    sufficient payment to keep the Policy in force for at least 3 months.


If you request reinstatement during the Minimum Payment Period, you must pay the lesser of 3 minimum monthly payments or 3 monthly deductions. If you request reinstatement after the Minimum Payment Period, you must pay 3 monthly deductions.


We will allocate your net reinstatement payment to a non-interest bearing account. Once we have approved your application, we will transfer the reinstatement payment plus accrued interest according to your latest allocation instructions.



The reinstated Policy will have the same Policy Date as it had before the lapse. The Policy Value on the reinstatement date is:



-    the net payment to reinstate the Policy; plus



-    the Policy Value on the date of lapse; minus


-    the monthly deduction due on the reinstatement date.

The amount of the surrender charge and the surrender charge period remaining on the reinstatement date are those that were in effect on the date of lapse.


You may reinstate any outstanding loan existing on the date of lapse. The amount of the loan balance to be repaid or reinstated will be equal to: (a) the loan balance on the date of the lapse; plus (b) interest charged on such loan balance at the Policy loan interest rate.



If the insured commits suicide within 2 years of the reinstatement date of the Policy , we will only pay the beneficiary an amount equal to the sum of all payments (without interest and minus any outstanding loan and partial withdrawals). For more information, contact the Variable Life Service Center for a free copy of the Statement of Additional Information.


THE COMPANY AND THE FIXED ACCOUNT

CANADA LIFE INSURANCE COMPANY OF AMERICA

We are a stock life insurance company subject to regulation and supervision by the Michigan Insurance Bureau. Our Home Office is located at 6201 Powers Ferry Road. NW, Atlanta, Georgia 30339. We are principally engaged in issuing annuity and life insurance policies. We are obligated to pay all benefits under the Policy.

PROPOSED MERGER. On May 5, 2003, Canada Life Financial Corporation ("CLFC"), the ultimate corporate parent of Canada Life Insurance Company of America, will submit to the registered holders of its Common Shares a proposal, which, if adopted, will result in a change of control of CLFC. The CLFC Board of Directors has unanimously endorsed approval of the proposed transactions by the CLFC shareholders. Subject to all necessary approvals, including approval of various regulatory authorities, this transaction is expected to occur on July 10, 2003. For more information concerning this proposed transaction, see the Management Proxy Circular at www.canadalife.com.


THE FIXED ACCOUNT

You may allocate some or all of your net payments and/or make transfers from the Subaccounts to the Fixed Account. The Fixed Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account.


We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 4.00%. When we declare current interest rates, we will guarantee those rates until the next Policy Anniversary. The Fixed Account is not affected by the investment performance of the Subaccounts. Policy Value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and transfers) on your Policy Value in the Fixed Account.


We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in a registration statement.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

THE VARIABLE ACCOUNT

The Variable Account is a separate account of Canada Life Insurance Company of America, established under Michigan law. We own the assets in the Variable Account, and may use the Variable Account to support other variable life insurance policies we issue. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, and qualifies as a "separate account" within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Variable Account by the SEC.


We have divided the Variable Account into Subaccounts, each of which invests in shares of one of the Portfolios. The Subaccounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.


Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount's own investment performance and not the investment performance of our other assets. The Variable Account assets are held separate from our other assets and are not part of our general account. We may not use the Variable Account's assets to pay any of our liabilities other than those arising from the Policies. If the Variable Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The Variable Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.

CHANGES TO THE VARIABLE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

- Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

- Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at our discretion;

- Close Subaccounts to allocations of new net payments by existing or new Policyowners at any time in our discretion;

- Transfer assets supporting the Policies from one Subaccount to another or from the Variable Account to another variable account;

- Combine the Variable Account with other variable accounts, and/or create new variable accounts;

- Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and

-    Modify the provisions of the Policy to comply with applicable law.


The Portfolios, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.



We reserve the right to make other structural and operational changes affecting the Variable Account. WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY MONEY YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


THE PORTFOLIOS


The Variable Account invests in shares of certain Portfolios. Each Portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or mutual funds by the SEC.



Each Portfolio's assets are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.



The Portfolios offered for investment under the Policy are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.



The following table summarizes each Portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). For example, during extended periods of low interest rates, the yields of the Money Market Subaccount may become extremely low and possibly negative. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IN THE PROSPECTUSES FOR THE PORTFOLIOS THAT ACCOMPANY THIS PROSPECTUS. You should read these prospectuses carefully and keep them for future reference.



---------------------------------------------------------------------------------------------
        PORTFOLIO                        INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
---------------------------------------------------------------------------------------------
ALGER AMERICAN GROWTH                Seeks long-term capital appreciation. The investment
PORTFOLIO (CLASS O SHARES)           adviser is Fred Alger Management, Inc.
---------------------------------------------------------------------------------------------
ALGER AMERICAN LEVERAGED             Seeks long-term capital appreciation. The investment
ALLCAP PORTFOLIO (CLASS O            adviser is Fred Alger Management, Inc.
SHARES)
---------------------------------------------------------------------------------------------
ALGER AMERICAN MIDCAP GROWTH         Seeks long-term capital appreciation. The investment
PORTFOLIO (CLASS O SHARES)           adviser is Fred Alger Management, Inc.
---------------------------------------------------------------------------------------------
ALGER AMERICAN SMALL                 Seeks long-term capital appreciation. The investment
CAPITALIZATION PORTFOLIO             adviser is Fred Alger Management, Inc.
(CLASS O SHARES)
---------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY                 Seeks to provide capital growth, with current income
RESPONSIBLE GROWTH FUND, INC.        as a secondary goal. The investment adviser is The
(INITIAL SHARES)                     Dreyfus Corporation, and NCM is the sub-advisor.
---------------------------------------------------------------------------------------------
DREYFUS VIF-APPRECIATION             Seeks long-term capital growth consistent with the
PORTFOLIO (INITIAL SHARES)           preservation of capital; current income is a secondary
                                     goal. The investment adviser is The Dreyfus
                                     Corporation.
---------------------------------------------------------------------------------------------
DREYFUS VIF-GROWTH AND INCOME        Seeks long-term capital growth, current income and
PORTFOLIO, INC.  (INITIAL            growth of income, consistent with reasonable
SHARES)                              investment risk. The investment adviser is The
                                     Dreyfus Corporation, and Fayez Sarofim & Co. is the
                                     sub-advisor.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
        PORTFOLIO                          INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
---------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER(SM)       Seeks to obtain high total return with reduced risk
PORTFOLIO (INITIAL CLASS)            over the long-term. The investment manager is
                                     Fidelity Management & Research Company, FMR Co., Inc.
                                     and Fidelity Investment Money Management, Inc. are the
                                     sub-advisors, and Fidelity Management & Research
                                     (U.K.) Inc., Fidelity Management & Research (Far East)
                                     Inc., and Fidelity Investments Japan Limited assist
                                     Fidelity Management & Research Company with foreign
                                     investments.
---------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R)           Seeks long-term capital appreciation. The investment
PORTFOLIO (INITIAL CLASS)            manager is Fidelity Management & Research Company, -
                                     FMR Co., Inc. is the sub-advisor, and Fidelity
                                     Management & Research (U.K.) Inc., Fidelity Management
                                     (Far East) Inc., and Fidelity Investments Japan
                                     Limited assist Fidelity Management & Research Company
                                     with foreign investments.
---------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH                  Seeks to provide capital growth. The investment
OPPORTUNITIES PORTFOLIO              manager is Fidelity Management & Research Company, FMR
(INITIAL CLASS)                      Co., Inc. is the subadvisor, and Fidelity Management
                                     & Research (U.K.) Inc., Fidelity Management (Far East)
                                     Inc., and Fidelity Investments Japan Limited assist
                                     Fidelity Management & Research Company with foreign
                                     investments.
---------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH PORTFOLIO        Seeks to achieve capital appreciation. The investment
(INITIAL CLASS)                      manager is Fidelity Management & Research Company, and
                                     FMR Co., Inc. is the subadvisor.
---------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME             Seeks a high level of current income. The investment
PORTFOLIO (INITIAL CLASS)            manager is Fidelity Management & Research Company, FMR
                                     Co., Inc. is the sub-advisor, and Fidelity Management
                                     & Research (U.K.) Inc., Fidelity Management (Far East)
                                     Inc., and Fidelity Investments Japan Limited assist
                                     Fidelity Management & Research Company with foreign
                                     investments.
---------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500               Seeks investment results that correspond to the total
PORTFOLIO (INITIAL CLASS)            return of common stocks publicly traded in the United
                                     States, as represented by the Standard & Poor's 500(SM)
                                     Index (S&P 500(R)). The investment manager is
                                     Fidelity Management & Research Company, and Bankers
                                     Trust Company, Deutsche Asset Management, Inc., and
                                     FMR Co., Inc. are the sub-advisors.
---------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE        Seeks as high a level of current income as is
BOND PORTFOLIO (INITIAL CLASS)       consistent with the preservation of capital. The
                                     investment manager is Fidelity Management & Research
                                     Company, - and Fidelity Investments Money Management,
                                     Inc. is the sub-advisor.
---------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET            Seeks as high a level of current income as is
PORTFOLIO (INITIAL CLASS)            consistent with the preservation of capital and
                                     liquidity. The investment manager is Fidelity
                                     Management & Research Company, and Fidelity
                                     Investments Money Management, Inc. is the sub-advisor.
---------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS                Seeks long-term growth of capital. The investment
PORTFOLIO (INITIAL CLASS)            manager is Fidelity Management & Research Company, FMR
                                     Co., is the sub-advisor, and Fidelity Management &
                                     Research (U.K.) Inc., Fidelity Management & Research
                                     (Far East), Fidelity International Investment
                                     Advisors, Fidelity International Investment Advisors
                                     (U.K.) Limited, and Fidelity Investments Japan Limited
                                     assist Fidelity Management & Research Company with
                                     foreign investment.
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CAPITAL            Seeks long-term growth of capital. The investment
GROWTH FUND                          adviser Goldman Sachs Asset Management, L.P.
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE(SM) U.S.      Seeks long-term growth of capital and growth of
EQUITY FUND                          income. The investment adviser is Goldman Sachs Asset
                                     Management, L.P.
---------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT GROWTH AND         Seeks long-term growth of capital and dividend
INCOME FUND                          income. The investment adviser is Goldman Sachs Asset
                                     Management, L.P.
---------------------------------------------------------------------------------------------
JANUS FLEXIBLE INCOME                Seeks to obtain maximum total return, consistent
PORTFOLIO (SERVICE SHARES)           preservation of capital. The investment adviser is
                                     Janus Capital Management LLC.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
        PORTFOLIO                          INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
---------------------------------------------------------------------------------------------
JANUS INTERNATIONAL GROWTH           Seeks long-term growth of capital. The investment
PORTFOLIO (INSTITUTIONAL             adviser is Janus Capital Management LLC.
SHARES)*
---------------------------------------------------------------------------------------------
MONTGOMERY VARIABLE SERIES:          Seeks long-term capital appreciation. The investment
WORLDWIDE EMERGING MARKETS           adviser is Montgomery Asset Management, LLC.
FUND
---------------------------------------------------------------------------------------------
SELIGMAN COMMUNICATIONS AND          Seeks to produce capital gain. The investment adviser
INFORMATION PORTFOLIO (CLASS 1)      is J. & W. Seligman & Co. Incorporated.
---------------------------------------------------------------------------------------------
SELIGMAN FRONTIER PORTFOLIO          Seeks growth of capital; income may be considered, but
(CLASS 1)                            will be incidental to the Portfolio's investment
                                     objective. The investment adviser is J. & W. Seligman
                                     & Co. Incorporated.
---------------------------------------------------------------------------------------------
SELIGMAN GLOBAL TECHNOLOGY           Seeks long-term capital appreciation. The investment
PORTFOLIO (CLASS 2)                  adviser is J. & W. Seligman & Co. Incorporated.
---------------------------------------------------------------------------------------------
SELIGMAN SMALL CAP VALUE             Seeks long-term capital appreciation. The investment
PORTFOLIO (CLASS 2)                  adviser is J. & W. Seligman & Co. Incorporated.
---------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE ABSOLUTE           Seeks to achieve consistent absolute (positive)
RETURN FUND                          returns in various market cycles. The investment
                                     adviser is Van Eck Associates Corporation.
---------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE EMERGING           Seeks long-term capital appreciation. The investment
MARKETS FUND                         adviser is Van Eck Associates Corporation.
---------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE HARD ASSETS        Seeks long-term capital appreciation by investing
FUND                                 primarily in "hard asset securities."Income is a
                                     secondary consideration. The investment adviser is
                                     Van Eck Associates Corporation.
---------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE REAL ESTATE        Seeks to maximize return. The investment adviser is
FUND                                 Van Eck Associates Corporation.
---------------------------------------------------------------------------------------------



* On March 21, 2003, the Berger Institutional Products Trust International Growth Fund merged into the Janus International Growth Portfolio.



We (and our affiliates) may receive compensation from certain investment advisers, administrators, and/or distributors (and/or an affiliate thereof) of the Portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. Such compensation may range up to 0.35% and is based on the value of Portfolio shares held for the Policy. We may also receive a portion of the 12b-1 fees and service fees deducted from Portfolio assets as reimbursement for administrative or other services we render to the Portfolios. Some advisers, administrators, distributors, or Portfolios may pay us more than others.


ADDITION, DELETION AND SUBSTITUTION OF PORTFOLIOS


We do not guarantee that each Portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new Portfolios or Portfolio classes, close existing Portfolios or classes, or substitute Portfolio shares that are held by any Subaccount for shares of a different portfolio. New and substituted funds or Portfolios may have different fees and expenses and their availability may be limited. No addition, deletion or substitution will be made without notice to you and without obtaining any necessary approvals of the SEC. Furthermore, we may close a Subaccount to allocations of new net payments at any time in our sole discretion.


VOTING PORTFOLIO SHARES


Even though we are the legal owner of the Portfolio shares held in the Subaccounts and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as our Policyowners instruct, so long as such action is required by law.



Before a vote of a Portfolio's shareholders occurs, we will provide each person with a voting interest in a Portfolio with proxy materials and voting instructions. We will ask each such Policyowner to instruct us on how to vote and to return the proxy to us in a timely manner. Each such Policyowner will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Policy Value that Policyowner has in the Portfolio (as of a date set by the Portfolio).

We will vote shares for which no timely instructions are received in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. We may, when required by state insurance officials or when permitted under Federal regulation, disregard certain Policyowner voting instructions. If we ever disregard voting instructions, we will send you a summary of the reasons for that action in the next annual report to Policyowners.


CHARGES AND DEDUCTIONS

We deduct certain charges under the Policy. These charges compensate us for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.


SERVICES AND BENEFITS WE PROVIDE:



-    the death benefit



- a Policyowner's ability to make transfers, partial withdrawals, and surrenders under the Policy



-    loan privileges under the Policy



-    investment options, including payment allocations



- administration of elective options such as supplemental benefits and riders under the Policy



-    the distribution of reports to owners





COSTS AND EXPENSES WE INCUR:

- costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

-    overhead and other expenses for providing services and benefits

-    sales and marketing expenses

- other costs of doing business, such as collecting payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local payment and other taxes and fees




RISKS WE ASSUME:


- that the cost of insurance charges we may deduct are insufficient to meet our actual claims because insureds die sooner than we estimate



- that the costs of providing the services and benefits under the Policies exceed the charges we deduct



-    investment risk associated with the Fixed Account


Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated under the Policy.

PAYMENT EXPENSE CHARGE


Before we allocate your payments, we deduct a payment expense charge of 6.00% from each payment. This charge compensates us for sales and marketing expenses and certain taxes we incur. We credit the net payment to your Policy Value according to your allocation instructions. The payment expense charge consists of:



A. FRONT-END SALES LOAD CHARGE. We deduct a 3.00% front-end sales load from each payment to partially compensate us for Policy sales expenses. We may pay some or all of this amount to Canada Life of America Financial Services, Inc., the principal underwriter for and general distributor of the Policy. The 3.00% front-end sales load charge will not change, even if sales expenses change.



B. PREMIUM TAX CHARGE. We deduct a premium tax charge of 2.00% of each payment to compensate us for state and local premium taxes. Premium taxes vary from state to state, and range from 0% to 4.00%. We deduct a premium tax charge regardless of the amount of any state or local premium tax or whether any state or local premium tax applies. The premium tax charge may be more than less than the actual premium tax charges assessed by your state.

C. DEFERRED ACQUISITION COST ("DAC TAX") CHARGE. This 1.00% deduction from each payment approximately reimburses us for expenses incurred from Federal taxes for deferred acquisition costs. We reserve the right to increase or decrease the premium tax charge or the DAC Tax charge to reflect changes in our expenses for premium taxes or DAC taxes.


MONTHLY DEDUCTION


Starting on the Policy Date and on each monthly processing date before the final payment date, we will assess a monthly deduction from the Policy Value to compensate us for administrative expenses and for the insurance coverage provided under the Policy. After the final payment date, only the mortality and expense risk charge will be deducted on each monthly processing date.



We deduct this charge from each Subaccount and the Fixed Account in accordance with the payment allocation instructions you provide at the time of application, or as later changed by written request. If you do not give us allocation instructions, we will make deductions on a pro-rata basis (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the unloaned Policy Value on the monthly processing date for all monthly deductions except the mortality and expense risk charge which is deducted pro-rata solely from the Subaccounts). If the Subaccount(s) and/or the Fixed Account you choose do not have sufficient Policy Value to cover the monthly deduction, we will deduct the unpaid balance of the monthly deduction on a pro-rata basis from the other Subaccount(s) and/or the Fixed Account that have sufficient value remaining (except that we will not deduct that portion of the monthly deduction that is the mortality and expense risk charge from the Fixed Account).


We will deduct charges allocated to the Fixed Account on a last-in, first-out basis. Because portions of the monthly deduction (such as the cost of insurance) can vary from month to month, the monthly deduction also may vary from month to month.

THE MONTHLY DEDUCTION HAS 5 COMPONENTS:

1.   the monthly cost of insurance charge;


2.   the monthly mortality and expense risk charge;


3.   the monthly administration fee;


4.   the monthly expense charge; and


5.   charges for riders you choose.


1. THE MONTHLY COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The cost of insurance rate (or rates) depends on a number of factors specific to each individual insured (including age, sex, and underwriting class), as well as the Policy Value and the number of months since the Policy Date, that cause it to vary from policy to policy and from month to month. The monthly cost of insurance charge is guaranteed not to exceed the charge shown in your Policy Details page.



The COST OF INSURANCE CHARGE is equal to:



- the cost of insurance rate that applies to the insured's attained age on the specific monthly processing date; MULTIPLIED BY



-    the net amount at risk.



The NET AMOUNT AT RISK is equal to:



-    the base death benefit on the monthly processing date, MINUS



-    the Policy Value on the monthly processing date.



NET AMOUNT AT RISK. The net amount at risk is equal to the difference between the base death benefit and the Policy Value. The net amount at risk will increase and decrease, depending on the investment performance of the Portfolios in which you invest, your payments, the fees and charges deducted under the Policy, the death benefit option you chose, any Policy transactions (such as partial withdrawals, loans, and changes in face amount), as well as the application of any tax-based minimum death benefit factors. We calculate the net amount at risk separately for the initial face amount and for any increase in face amount.


COST OF INSURANCE RATES. Actual cost of insurance rates may vary each month, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience. The actual cost of insurance rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Sex/Smoker Distinct Mortality Tables. We currently use cost of insurance rates that are lower than the annual guaranteed cost of insurance rates.


Cost of insurance rates generally increase with the age of the insured.

The underwriting class of the insured also will affect the cost of insurance rate. Underwriting classes may be increased if the insured has been assigned extra ratings. Extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.



We calculate the cost of insurance charge separately for the initial face amount and for any increase in face amount. If we approve an increase in face amount, then a different underwriting class (and a different cost of insurance rate) may apply to the increase, based on the insured's circumstances at the time of the increase.



We deduct the cost of insurance charge on each monthly processing date starting with the Policy Date of your Policy. We will not deduct cost of insurance charges on or after the final payment date.



2. MONTHLY MORTALITY AND EXPENSE RISK CHARGE. On each monthly processing date during the first 120 months following the Policy Date, we assess a monthly charge equal to 1/12 of an annual rate of 0.35% of the daily net asset values of your Policy Value in the Subaccounts. Thereafter, we will assess a monthly charge equal to 1/12 of an annual rate of 0.10% of the daily net asset values of your Policy Value in the Subaccounts. We reserve the right to increase this charge, but guarantee that this charge will never exceed a monthly amount equal to 1/12 of an annual rate of 0.60% of the daily net asset values of your Policy Value in the Subaccounts during the first 120 months following the Policy Date and, thereafter, 1/12 of an annual rate of 0.30% of the daily net asset values of your Policy Value in the Subaccounts. The charge is based on the Policy Value in the Subaccounts as of the prior monthly processing date.



We assess this charge to compensate us for the mortality and expense risks we assume. The mortality risk we assume is that insureds may live for a shorter period of time than anticipated. If this happens, we must pay more death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed the administrative charge limits we set in the Policies. If the charge for the mortality and expense risks does not cover our actual mortality experience and expenses, we will absorb the losses. If the charge exceeds actual mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, that profit will be available for our use to pay sales, marketing and other expenses.



3. THE MONTHLY ADMINISTRATION FEE. We will deduct a $7.50 monthly administration fee each month through the final payment date.



4. THE MONTHLY EXPENSE CHARGE. We will deduct a monthly expense charge for the first 120 Policy Months after the Policy Date. The initial charge for each $1,000 of face amount is based on the issue age, sex and underwriting class of the insured on the Policy Date. This charge generally increases with the age of the insured.



We will also deduct a new monthly expense charge for the first 120 Policy Months following each increase in face amount. If you increase the face amount, we will set a new monthly expense charge rate attributable to the increase, based on the age, sex and underwriting class of the insured at the time of the increase.



5. MONTHLY RIDER CHARGES. The monthly deduction includes charges for any supplemental insurance benefits you add to your Policy by Rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated on the Policy Details page of your rider. The following riders are available under the Policy:



     - DISABILITY WAIVER OF PAYMENT RIDER: We deduct a charge for this rider per $1,000 of net amount at risk per month as part of the monthly deduction. This charge is based upon the age of the insured and may increase each year with the age of the insured.



     - ACCELERATED DEATH BENEFIT RIDER: We do not assess an administrative charge for this rider; however, we do reduce the accelerated death benefit by a discount factor (currently 6%) to compensate us for lost income due to the early payment of the death benefit. We will set the discount factor at our discretion at the time the rider is exercised. You should ask the Variable Life Service Center to calculate the amount of the deduction before you exercise the rider because the deduction could be substantial.



     - GUARANTEED DEATH BENEFIT RIDER: We deduct from your Policy Value a one-time administrative charge of $25 when you elect the rider.



     - OTHER INSURED TERM INSURANCE RIDER: There is a charge for this rider that is assessed as part of the monthly deduction and is calculated based on the rider's face amount of term insurance. The charge for this rider is based on the other insured's age, gender and underwriting class on the date the rider is exercised. The rates you are charged for this rider will generally increase with the age of the other insured. The cost of insurance rates for the rider could be different from the cost of insurance rates for the Policy.



     - TERM LIFE INSURANCE RIDER: There is a charge for this rider that is assessed as part of the monthly deduction and is calculated based on the rider's face amount of term insurance. The charge for this rider is based on the insured's age, gender and underwriting class on the date the rider is exercised. The rates you are charged for this rider will generally increase with the age of the insured. The cost of insurance rates for the rider could be different from the cost of insurance rates for the Policy.


SURRENDER CHARGE


We generally will assess a surrender charge against the Policy Value if, before the beginning of the 10th Policy Year from the Policy Date (or the date of any increase in face amount), you :


-    surrender the Policy,


-    decrease the face amount of the Policy, or



- make a partial withdrawal for more than the preferred partial withdrawal amount, while Death Benefit Option 1 or 3 is in effect.



The surrender charge is equal to a specific dollar amount charge for each $1000 of face amount being surrendered or decreased. The specific dollar amount charged is based on the age, gender, and underwriting class of the insured on the Policy Date or date of increase in face amount.



A different surrender charge period and rate per $1000 of face amount will apply to each face amount increase, and will be based on the insured's age, gender and underwriting class at the time of the increase. See Appendix D for a table of the maximum surrender charges we assess, based on the insured's age, gender and underwriting class.



The amount of the surrender charge decreases annually, and grades to zero by the beginning of the 10th Policy Year after the Policy Date or increase in face amount.



The surrender charge will not apply to the amount of the partial withdrawal that constitutes the preferred partial withdrawal. The preferred partial withdrawal amount is the amount of withdrawals in the same Policy Year that does not exceed 10% of the Policy Value as of the beginning of the Policy Year.



 SURRENDER CHARGES FOR POLICY YEARS 2 THROUGH 10 FOLLOWING THE POLICY DATE AND
                             FACE AMOUNT INCREASES



To determine the surrender charge for the Policy Years 2 through 10 following the Policy Date and any face amount increase, multiply the surrender charge derived from Appendix D by the factor listed below.



 POLICY YEAR FOLLOWING             POLICY YEAR FOLLOWING
     POLICY DATE OR                    POLICY DATE OR
  FACE AMOUNT INCREASE    RATE      FACE AMOUNT INCREASE    RATE
            2            88.89%              6             44.44%
            3            77.78%              7             33.33%
            4            66.67%              8             22.22%
            5            55.56%              9             11.11%
                                            10              0.00%



If more than one surrender charge is in effect because of one or more increases in face amount, we will apply surrender and partial withdrawal charges in the following order:


-    first, against the most recent increase;


-    next, against the next most recent increase(s), successively; and


-    finally, against the initial face amount.


We will deduct any applicable surrender charge on a decrease in the face amount or a partial withdrawal that results in a decrease in face amount (see "Surrenders and Partial Withdrawals"). Such a surrender charge is a fraction of the charge that would apply to a full surrender--the fraction being the ratio of the decrease in face amount caused by the transaction to the total face amount immediately prior to the increase.


THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CALCULATE THESE CHARGES CAREFULLY BEFORE REQUESTING A SURRENDER OR DECREASE IN FACE AMOUNT. Under certain circumstances, the level of surrender charges may result in no cash surrender value available under your Policy.

PARTIAL WITHDRAWAL CHARGE


After the first Policy Year, you may withdraw a portion of your cash surrender value upon written request. For each partial withdrawal (including those classified as preferred partial withdrawals), we will deduct a transaction fee of 2.00% of the amount withdrawn, not to exceed $25. If the Policy has Death Benefit Option 1 or 3 in effect, we will also deduct a proportional amount of the full surrender charge based on the decrease in face amount resulting from the partial withdrawal.



We do not assess a proportional surrender charge against that portion of the partial withdrawal that is the preferred partial withdrawal.


TRANSFER CHARGE


We currently allow you to make 12 transfers among the Subaccounts or the Fixed Account each Policy Year at no charge. We reserve the right to limit the number of free transfers in a Policy Year to six.



- We currently deduct $10 from the account(s) where the transfer is made for each additional transfer after the number of free transfers allowed made during a Policy Year to compensate us for the costs of processing these transfers. We reserve the right to deduct up to $25 for each additional transfer after the number of free transfers allowed per Policy Year.



- For purposes of assessing the transfer charge, we consider each telephone, facsimile, or written request to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.



- We deduct the transfer charge pro-rata from the account(s) from which the transfer is being made unless you have specified the account(s) from which the charge should be deducted.



- Transfers resulting from dollar cost averaging, account rebalancing, reallocation of Policy Value during the first 20 days after Acceptance, loans, and a conversion during the first 24 months from the Date of Issue or an increase in face amount do not count as transfers for the purpose of assessing this charge.


PROCESSING CHARGE


A processing charge of up to $25 may be made for changing the payment allocation to compensate us for costs of processing your request.


LOAN CHARGE


Loan interest is charged in arrears on the outstanding loan. Loan interest that is unpaid when due will be added to the outstanding loan on each Policy Anniversary and will bear interest at the same rate of the loan. We currently charge an annual interest rate of 4.8% on standard loans, and 4.0% on preferred loans. We guarantee that the annual loan interest charges will never be more than 6.0% on standard loans and 4.5% on preferred loans.



After offsetting the 4.0% interest we guarantee we will credit to the portion of the fixed account securing the loan, the maximum guaranteed net cost of loans is 2.0% annually for standard loans and 0.5% annually for preferred loans. However, after offsetting the 4.0% interest we currently credit to the portion of the fixed account securing the loan, the current cost of the loans will be 0.8% for standard loans and 0% for preferred loans.


PORTFOLIO EXPENSES


The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests; some Portfolios also deduct 12b-1 fees from Portfolio assets. You pay these fees and expenses indirectly. For further information, consult the Portfolios' prospectuses and the Fee Table in this prospectus.


FEDERAL TAX CONSIDERATIONS

The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER QUALIFIED TAX ADVISERS FOR MORE COMPLETE INFORMATION. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). Federal income tax laws and the current interpretations by the IRS may change.


TAX STATUS OF THE POLICY. In order to qualify as a life insurance contract for Federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you make the full amount of payments permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with these requirements and we reserve the right to restrict Policy transactions in order to do so.


In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate net payments and Policy Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the Variable Account assets supporting the Policy.


In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.


The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state, and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. YOU SHOULD CONSULT A TAX ADVISER ON THESE CONSEQUENCES.

Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.


MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts classified as "Modified Endowment Contracts" will have less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of payments made into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.



If there is a reduction in the benefits under the Policy during the first seven years (for example, as a result of a partial surrender), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary payment. Unnecessary payments are payments made into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit payments or to limit reductions in benefits. A current or prospective Policy owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC. IF YOU DO NOT WANT YOUR POLICY TO BE CLASSIFIED AS A MEC, YOU SHOULD CONSULT A TAX ADVISER TO DETERMINE THE CIRCUMSTANCES, IF ANY, UNDER WHICH YOUR POLICY WOULD OR WOULD NOT BE CLASSIFIED AS A MEC.


DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:


- All distributions other than death benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy value immediately before the distribution plus prior distributions over the owner's total investment in the Policy at that time. They will be treated as tax-free recovery of the owner's investment in the Policy only after all such excess has been distributed. "Total investment in the Policy" means the aggregate amount of any payments or other considerations paid for a Policy, plus any previously taxed distributions.


- Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.


- A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have reached age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.


If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within 2 years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a policy that is not a MEC are generally treated first as a recovery of your investment in the policy, and as taxable income after the recovery of all investment in the policy. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Standard loans from or secured by a policy that is not a MEC are generally not treated as distributions. However, the tax consequences of preferred loans from a policy that is not a MEC are uncertain and you should consult a tax adviser concerning those consequences.

Finally, neither distributions from nor loans from (or secured by) a policy that is not a MEC are subject to the 10% additional tax.

POLICY LOANS. If a loan is outstanding when the policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, loan interest will not be deductible. Before taking out a loan, you should consult a tax adviser as to the tax consequences. IF YOUR POLICY HAS A LARGE AMOUNT OF INDEBTEDNESS WHEN IT LAPSES OR IS SURRENDERED, YOU MIGHT OWE TAXES THAT ARE MUCH MORE THAN THE CASH SURRENDER VALUE.





MULTIPLE POLICIES. All MECs that we issue (and that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.


BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, and retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. The IRS has also recently issued new guidance on split dollar insurance plans. THEREFORE, IF YOU ARE CONTEMPLATING USING THE POLICY IN ANY ARRANGEMENT THE VALUE OF WHICH DEPENDS IN PART ON ITS TAX CONSEQUENCES, YOU SHOULD BE SURE TO CONSULT A TAX ADVISER AS TO TAX ATTRIBUTES OF THE ARRANGEMENT. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.


ACCELERATED DEATH BENEFIT RIDER. The tax consequences associated with electing to receive benefits under the Accelerated Death Benefit Rider are unclear. A tax adviser should be consulted about the tax consequences of requesting payment under the rider.


OTHER POLICY OWNER TAX MATTERS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of the Policy proceeds will be treated for purposes of Federal, state, and local estate, inheritance, generation-skipping, and other taxes.

POSSIBLE TAX LAW CHANGES. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). YOU SHOULD CONSULT A TAX ADVISER WITH RESPECT TO LEGISLATIVE DEVELOPMENTS AND THEIR EFFECT ON THE POLICY.


TAX SHELTER REGULATIONS. Owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.



ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS. If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences could differ. A competent tax adviser should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.


SPECIAL RULES FOR 403(b) ARRANGEMENTS. If a Policy is purchased in connection with a Section 403(b) tax-sheltered annuity program, the "Special Rules for Pension and Profit-Sharing Plans" discussed above may be applicable. In addition, payments, distributions and other transactions with respect to the Policy must be administered, in coordination with the Section 403(b) annuity, to comply with the requirements of Section 403(b) of the Code. A COMPETENT TAX ADVISER SHOULD BE CONSULTED.



SPLIT DOLLAR ARRANGEMENTS. You may enter into a split dollar arrangement with another person(s) whereby the payments and the right to receive benefits under the Policy are split between the parties. There are different ways of allocating these rights. For example, an employer and employee might agree that under a Policy on the life of an employee, the employer will make the payments and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any settlement in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the settlement the amount that he or she would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the settlement.


NEW GUIDANCE ON SPLIT DOLLAR ARRANGEMENTS. On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.


Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. ANY AFFECTED BUSINESS CONTEMPLATING MAKING A PAYMENT ON AN EXISTING POLICY, OR THE PURCHASE OF A NEW POLICY, IN CONNECTION WITH A SPLIT-DOLLAR LIFE INSURANCE ARRANGEMENT SHOULD CONSULT LEGAL COUNSEL.



In addition, the IRS and Treasury Department have recently issued guidance that substantially affects the tax treatment of split-dollar arrangements. The parties who elect to enter into a split dollar arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement, and before entering into or paying additional payments with respect to such arrangements.



FOREIGN TAX CREDITS. To the extent that any underlying eligible Portfolio makes the appropriate election, certain foreign taxes paid by the Portfolio will be treated as being paid by us, and we may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to Policyowners.


SUPPLEMENTAL BENEFITS AND RIDERS. Contact our Variable Life Service Center for further discussion of the tax consequences associated with particular supplemental benefits and riders available under the Policy.

SUPPLEMENTAL BENEFITS AND RIDERS

The following riders offering supplemental benefits are available under the Policy. Most of these riders are subject to age and underwriting requirements, and may be added or cancelled at any time. We generally deduct any monthly charges for these riders from Policy Value as part of the monthly deduction. The charges associated with certain of the riders may be reset annually. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details. The SAI contains a full description of each rider.

We currently offer the following riders and options under the Policy.

-    Accelerated Death Benefit Rider


-    Disability Waiver of Payment Rider


-    Guaranteed Death Benefit Rider

-    Other Insured Term Insurance Rider


-    Term Life Insurance Rider


ILLUSTRATIONS


We have prepared the following illustrations to help show how the Policy Value, cash surrender value, and death benefit under a hypothetical Policy with different hypothetical rates of investment performance will vary over an extended period of time. Illustrated values are shown for each Policy Year until the insured reaches age 110. The numbers shown in the illustrated tables are based on the following:



- an assumed, uniform, gross, after-tax, annual rate of return for each Portfolio of 0%, 6%, and 12% for each Policy Year; and



- the deduction of all Portfolio, separate account, and Policy fees and charges that apply to a hypothetical Policyowner who purchased a Policy with a specific face amount and made an annual payment on the first day of each Policy Year.



VALUES UNDER THE ILLUSTRATIONS. Zero values in the illustrations indicate the Policy would lapse unless the requirements of either the Minimum Payment Period or the Guaranteed Death Benefit Rider have been fulfilled, or additional payments have been made. The death benefits illustrated in the illustrations may reflect the minimum required death benefit increase in certain Policy Years, reflecting current Code requirements.



HYPOTHETICAL POLICYOWNER. The illustrations are based on the assumption that the hypothetical Policy belongs to a representative Policyowner with the sex, age, and underwriting classification as shown in the fee table, that is, a male age 45 at issue in the preferred non-tobacco underwriting class. The payment amount used in the table represents the typical payment amount that we expect a Policyowner to make. We expect that the hypothetical Policyowner will buy a Policy with a face amount of $250,000 and make annual payments of $4,350 on the first day of each Policy Year.



PORTFOLIO CHARGES AND EXPENSES. The Policy Values, cash surrender values and death benefits shown in the tables reflect the deduction of Portfolio charges and expenses for each Subaccount. We have assumed that the values are allocated across all Subaccounts equally. Thus, the hypothetical Policy would be subject to Portfolio charges of 1.04% of the Portfolios' average daily net assets, which equals the arithmetic average of each Portfolio's gross total average annual expenses for the last fiscal year. Voluntary waivers and reimbursements of Portfolio expenses are not reflected in the illustrated tables. For more information on Portfolio expenses, see the Portfolio expense table in the Fee Table section.



VARIABLE ACCOUNT AND POLICY FEES AND EXPENSES. The Policy Values, cash surrender values and death benefits shown in the tables also reflect the deduction of Variable Account and Policy fees and expenses assessed under the Policy and the timing of those charges. The tables show the charges at both their current rate and at their guaranteed maximum rate for the hypothetical Policyowner. The illustrations take into account the payment expense charge, the cost of insurance charge, the monthly administrative fee, the monthly expense charge, and the mortality and expense risk charge. Additionally, the tables illustrating the cash surrender value take surrender charges into account. Since certain of these charges vary by factors such as issue age, sex and underwriting class and other characteristics of the insured, the charges for your Policy are likely to differ significantly from the charges reflected in these illustrations. The illustrations assume that the Policyowner has taken no loans, transfers, partial withdrawals, or changed the allocation of payments. The illustrations assume no charges for supplemental riders.



NET ANNUAL HYPOTHETICAL RATES OF RETURN. Taking into consideration the assumed annual average Portfolio expenses of 1.04% and the annual Separate Account and Policy fees and expenses, the gross annual hypothetical rates of return of 0%, 6% and 12% correspond to approximate net annual hypothetical rates of return of -1.04%, 4.96% and 10.96%.



The tables illustrating Policy Values are based on the assumptions that the Policyowner pays the payments indicated, does not change the principal sum, and does not make any withdrawals or take any Policy loans. The values under an actual

Policy may be significantly different from those shown even if the Portfolio returns average 0%, 6% or 12% but fluctuate over and under those averages throughout the years shown.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Portfolios, the amounts deducted for the Policy's monthly charges, the Portfolios' expense ratios, and your loan and withdrawal history in addition to the actual investment experience of the Portfolios.



Depending on the timing and degree of fluctuation in actual investment returns, the actual Policy Values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless you make more than the stated payment.



PERSONALIZED ILLUSTRATIONS. Since the cost of insurance and other charges differ significantly based on issue age, sex, underwriting class and other factors, the values under your Policy are likely to differ significantly from the values in the hypothetical illustrations shown in the tables below. Upon request to your agent or the Variable Life Service Center, we will furnish comparable illustrations based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those reflected in the following illustrations.

HYPOTHETICAL VALUES BASED ON CURRENT INSURANCE CHARGES



                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
      MALE AT ISSUE AGE 45 IN THE PREFERRED NON-TOBACCO UNDERWRITING CLASS
                          $250,000 INITIAL FACE AMOUNT
                             DEATH BENEFIT OPTION 1



-------------------------------------------------------------------------------------------------------------------------------
                          0% HYPOTHETICAL GROSS RATE OF    6% HYPOTHETICAL GROSS RATE OF      12% HYPOTHETICAL GROSS RATE OF
                          INVESTMENT RETURN (NET -1.04%)   INVESTMENT RETURN (NET 4.96%)      INVESTMENT RETURN (NET 10.96%)
 END                      -----------------------------   -------------------------------   -----------------------------------
  OF             ANNUAL     CASH                            CASH                              CASH
POLICY          PLANNED   SURRENDER   POLICY     DEATH    SURRENDER   POLICY      DEATH     SURRENDER     POLICY       DEATH
 YEAR    AGE    PAYMENT     VALUE     VALUE     BENEFIT     VALUE     VALUE      BENEFIT      VALUE       VALUE       BENEFIT
 ----    ---    -------     -----     -----     -------     -----     -----      -------      -----       -----       -------
  1       46     4,350           0     2,748    250,000           0      2,952    250,000            0       3,156      250,000
  2       47     4,350           0     5,388    250,000           0      5,968    250,000           15       6,573      250,000
  3       48     4,350       2,184     7,922    250,000       3,313      9,051    250,000        4,542      10,280      250,000
  4       49     4,350       5,465    10,384    250,000       7,322     12,241    250,000        9,426      14,344      250,000
  5       50     4,350       8,688    12,787    250,000      11,455     15,554    250,000       14,718      18,817      250,000
  6       51     4,350      11,866    15,144    250,000      15,729     19,008    250,000       20,477      23,755      250,000
  7       52     4,350      15,005    17,464    250,000      20,160     22,619    250,000       26,759      29,218      250,000
  8       53     4,350      18,108    19,748    250,000      24,755     26,395    250,000       33,624      35,263      250,000
  9       54     4,350      21,173    21,993    250,000      29,521     30,341    250,000       41,131      41,951      250,000
 10       55     4,350      24,200    24,200    250,000      34,466     34,466    250,000       49,351      49,351      250,000
 15       60     4,350      39,149    39,149    250,000      63,621     63,621    250,000      107,036     107,036      250,000
 20       65     4,350      50,741    50,741    250,000      98,509     98,509    250,000      203,238     203,238      250,000
 25       70     4,350      58,631    58,631    250,000     141,418    141,418    250,000      364,956     364,956      423,349
 30       75     4,350      61,237    61,237    250,000     195,801    195,801    250,000      633,759     633,759      678,122
 35       80     4,350      55,630    55,630    250,000     268,211    268,211    281,622    1,082,458   1,082,458    1,136,581
 40       85     4,350      35,759    35,759    250,000     359,896    359,896    377,891    1,823,296   1,823,296    1,914,460
 45       90     4,350           0         0          0     472,748    472,748    496,386    3,037,306   3,037,306    3,189,171
 50       95     4,350           0         0          0     615,168    615,168    621,320    3,718,042   5,052,507    5,103,032
 55      100     4,350           0         0          0     803,025    803,025    803,025    8,487,774   8,487,774    8,487,774
 60      105         0           0         0          0   1,018,071  1,018,071  1,018,071   14,212,425  14,212,425   14,212,425
 65      110         0           0         0          0   1,290,707  1,290,707  1,290,707   23,798,114  23,798,114   23,798,114
-------------------------------------------------------------------------------------------------------------------------------

HYPOTHETICAL VALUES BASED ON GUARANTEED MAXIMUM CHARGES



                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
      MALE AT ISSUE AGE 45 IN THE PREFERRED NON-TOBACCO UNDERWRITING CLASS
                          $250,000 INITIAL FACE AMOUNT
                             DEATH BENEFIT OPTION 1



------------------------------------------------------------------------------------------------------------------------
                        0% HYPOTHETICAL GROSS RATE        6% HYPOTHETICAL GROSS RATE       12 HYPOTHETICAL GROSS RATE
                           OF INVESTMENT RETURN              OF INVESTMENT RETURN              OF INVESTMENT RETURN
                                 (NET -1.04%)                     (NET 4.96%)                      (NET 10.96%)
 END                    -----------------------------   -----------------------------   --------------------------------
  OF          ANNUAL           CASH                            CASH                            CASH
POLICY        PLANNED        SURRENDER    DEATH              SURRENDER    DEATH             SURRENDER      DEATH
 YEAR    AGE  PAYMENT          VALUE     BENEFIT               VALUE     BENEFIT              VALUE       BENEFIT
 ----    ---  -------          -----     -------               -----     -------              -----       -------
  1       46   4,350               0     250,000                   0     250,000                     0      250,000
  2       47   4,350               0     250,000                   0     250,000                    15      250,000
  3       48   4,350           2,184     250,000               3,313     250,000                 4,542      250,000
  4       49   4,350           5,465     250,000               7,322     250,000                 9,426      250,000
  5       50   4,350           8,688     250,000              11,455     250,000                14,718      250,000
  6       51   4,350          11,117     250,000              14,967     250,000                19,704      250,000
  7       52   4,350          13,428     250,000              18,512     250,000                25,050      250,000
  8       53   4,350          15,607     250,000              22,079     250,000                30,783      250,000
  9       54   4,350          17,643     250,000              25,657     250,000                36,939      250,000
 10       55   4,350          19,520     250,000              29,232     250,000                43,555      250,000
 15       60   4,350          27,279     250,000              48,940     250,000                89,109      250,000
 20       65   4,350          28,248     250,000              68,508     250,000               164,077      250,000
 25       70   4,350          17,136     250,000              84,723     250,000               293,649      340,633
 30       75   4,350               0           0              91,190     250,000               507,471      542,994
 35       80   4,350               0           0              69,891     250,000               861,177      904,236
 40       85   4,350               0           0                   0           0             1,425,853    1,497,146
 45       90   4,350               0           0                   0           0             2,299,579    2,414,558
 50       95   4,350               0           0                   0           0             3,755,223    3,755,223
 55      100   4,350               0           0                   0           0             6,253,268    6,253,268
 60      105       0               0           0                   0           0            10,470,838   10,470,838
 65      110       0               0           0                   0           0            17,532,983   17,532,983
------------------------------------------------------------------------------------------------------------------------


SALE OF THE POLICIES

Canada Life of America Financial Services, Inc. ("CLAFS") acts as the principal underwriter for and general distributor of the Policies. CLAFS was organized under the laws of Georgia on January 18, 1988, and is a wholly-owned subsidiary of Canada Life Insurance Company of America and an affiliate of the Company. CLAFS, located at 6201 Powers Ferry Road, NW, Atlanta, Georgia, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). More information about CLAFS and its registered representatives is available at http://www.nasdr.com or by calling (800) 289-9999. You also can obtain an investor brochure from NASD Regulation that includes information describing its Public Disclosure Program.


The Policy will be sold by individuals who are licensed as our life insurance agents and appointed by us and who are also registered representatives of CLAFS, by registered representatives of a broker-dealer having a selling agreement with CLAFS, or by registered representatives of a broker-dealer having a selling agreement with these broker-dealers. Such registered representatives will be licensed insurance agents appointed with our Company and authorized by applicable law to sell variable life insurance policies. CLAFS will pay distribution compensation to selling broker-dealers in varying amounts that, under normal circumstances, is not expected to exceed 90% of the target premium under the Policies and 4.0% of payment in excess of the target premium in the first year. The commission is not expected to exceed 4.0% of target premium and excess payment in years two through ten, and 3.0% after year two. In certain circumstances, we will pay a selling broker-dealer an additional marketing allowance of 20% of the target premium under the Policies.


Under our distribution agreement with CLAFS, we may pay the following sales expenses: general agent and agency manager's compensation; agents' training allowances; deferred compensation and insurance benefits of agents, general agents, and agency managers; advertising expenses; and all other expenses of distributing the Policies. We also pay for CLAFS' operating and other expenses. We pay sales commissions to broker-dealers having a selling agreement with CLAFS, and/or to broker-dealers having a selling agreement with these broker-dealers, for the sale of the Policies by their registered persons. We pay commissions to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions.

We may pay additional compensation to these broker-dealers pursuant to promotional contracts and/or reimburse them for portions of Policy sales expenses. Their registered representatives may receive a portion of the expense reimbursement allowance paid to these broker-dealers.

Because registered representatives who sell the Policies are also our life insurance agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. In some circumstances and to the extent permitted by applicable regulatory requirements, CLAFS may also reimburse certain sales and marketing expenses, pay promotional agent fees for providing marketing support for the distribution of the Policies, or pay other forms of special compensation to selling broker-dealers.

The Policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue this offering at any time.

LEGAL PROCEEDINGS


Canada Life Insurance Company of America and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, the principal underwriter, CLAFS, or the Company.


FINANCIAL STATEMENTS


Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements should be distinguished from the financial statements of the Variable Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these financial statements contained in the SAI, please call or write to us at our Variable Life Service Center.

GLOSSARY

APPLICATION

The application you must complete to purchase a Policy plus all forms required by us or applicable law.

ACCEPTANCE


The Date of Issue if the application is approved with no changes requiring your consent; otherwise, the date we receive your written consent to any changes and sufficient payment at our Variable Life Service Center.


AGE

How old the insured is on the birthday nearest to the most recent Policy Anniversary.

ASSIGNEE

The person to whom you have transferred your ownership of this Policy.

BASE DEATH BENEFIT

The amount payable under the base policy upon the death of the insured, before deductions for any outstanding loan and any unpaid monthly deductions or addition of rider benefits. The base death benefit depends on the death benefit option you select.

BASE POLICY


The Base Policy is the Policy without any attached supplemental benefit riders.


BENEFICIARY

The person you name to receive the death benefit when the insured dies. The owner may designate primary, contingent and irrevocable beneficiaries.

CASH SURRENDER VALUE

The amount payable on a full surrender of the Policy. It is the Policy Value less any outstanding loan and surrender charges.

CODE

The Internal Revenue Code of 1986, as amended.

COMPANY (WE, US, OUR)

Canada Life Insurance Company of America.

DATE OF ISSUE





The date we produce the Policy.


DEATH BENEFIT

The amount we pay to the beneficiary if the insured dies while this Policy is in force. "Death Benefit" has the same meaning as the term "Net Death Benefit" in your Policy.

DUE PROOF OF DEATH

Proof of death that is satisfactory to us. Such proof may consist of: (i) a certified copy of the death certificate; or (ii) a certified copy of the decree of a court of competent jurisdiction as to the finding of death.

EARNINGS


The amount by which the Policy Value exceeds the sum of the payments made, minus all withdrawals and withdrawal charges. Earnings are calculated at least once each month.


EVIDENCE OF INSURABILITY

Information, including medical information, that we use to determine the insured's underwriting class.

FACE AMOUNT

The amount of insurance coverage in effect under the Base Policy, including any additional increases or decreases. The initial face amount is shown on the Policy Details pages.

FINAL PAYMENT DATE


The Policy Anniversary nearest the insured's 100th birthday. After this date, which is shown on the Policy Details pages, no further payments may be made, not including full or partial loan repayments. There will be no further monthly deductions taken on or after the final payment date except for the monthly mortality and expense risk charges.


FIXED ACCOUNT

Part of our general account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Variable Account.

FUNDS

Investment companies that are registered with the SEC.

GENERAL ACCOUNT

All our assets other than those held in a variable account.

GRACE PERIOD

A 62-day period after which a Policy will lapse if you do not make a sufficient payment.

HOME OFFICE

Our office located at 6201 Powers Ferry Road. N.W., Atlanta, GA 30339.

INDEBTEDNESS

The total amount of all outstanding Policy loans, including both principal and interest due.

INITIAL FACE AMOUNT


The face amount on the Policy Date.








ISSUE AGE


The insured's age on the insured's birthday nearest the Policy Date.


LAPSE

What happens if your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.

LOAN FORECLOSURE


A loan foreclosure occurs after the Minimum Payment Period whenever the Policy Value minus any outstanding loan is insufficient to cover the monthly deduction.

LOAN VALUE

The maximum amount you may borrow under the Policy.

MINIMUM PAYMENT PERIOD


A guarantee that the Policy will not lapse during the first 48 Policy Months after the Policy Date or increase in face amount if the requirements are met. The Minimum Payment Period requirement is met if, on each monthly processing date, the sum of all payments you have made, less any outstanding loan, partial withdrawals, and partial withdrawal charges equals or exceeds the cumulative total of the minimum monthly payments in effect from the Policy Date or date of increase in face amount to the monthly processing date.



MINIMUM INITIAL PAYMENT



An amount equal to the minimum annual payment (as set forth in your Policy) divided by the following factor (reflecting the frequency of your planned payments): annual 1.0; semi-annual 2.0; quarterly 4.0; monthly 12.0.


MONTHLY DEDUCTION


Consists of the charges taken on each monthly processing date up to the final payment date, including the cost of insurance charge, monthly expense charge, monthly administration fee, and any monthly rider charges. This charge also includes the monthly mortality and expense risk charge that will continue to be assessed after the final payment date.


MONTHLY PROCESSING DATE


The date on which the monthly deduction is taken each month. This date is shown on the Policy Details pages. This is the same day as the Policy Date in each successive month. If there is no day in a calendar month that coincides with the Policy Date, or if that day falls on a day that is not a valuation day, then the monthly processing day is the next valuation day. On each monthly processing day, we determine Policy charges and deduct them from the Policy Value.


NET AMOUNT AT RISK

The net amount at risk on the monthly processing date is the base death benefit minus the Policy Value prior to the monthly deduction. On any other day the net amount at risk is the base death benefit minus the Policy Value. The net amount at risk can be determined on the monthly processing date or any other day.


NET PAYMENT


Your payment minus the payment expense charge shown on the Policy Details pages.

OUTSTANDING LOAN


All Policy loans taken plus interest due or accrued, minus any loan repayments made and interest earned.



PERIODIC PLANNED PAYMENT



The payment selected by the Policyowner at issue as the intended periodic payment to be made to this Policy.


POLICY ANNIVERSARY


The same date in each Policy Year as the Policy Date.


POLICY CHANGE

Any change in the face amount, or the addition or deletion of a rider, underwriting classification, or change from Death Benefit Option 1 to Death Benefit Option 2, and vice versa.


POLICY DATE



We measure the monthly processing date, Policy Months, Policy Years and Policy Anniversaries from this date. Insurance coverage begins on this date.


POLICY DETAILS

Information specific to your Policy, located on the pages following the table of contents in your Policy.

POLICYOWNER (YOU OR YOUR)

The person who may exercise all rights under the Policy, with the consent of any irrevocable beneficiary.

POLICY VALUE


The sum of the Variable Account Value and the Fixed Account Value.


POLICY YEAR


A year that starts on the Policy Date or on a Policy Anniversary.


PORTFOLIOS

The investment portfolios of the Funds in which the Subaccounts invest.


PREFERRED PARTIAL WITHDRAWAL



A partial withdrawal when the withdrawal amount and the sum of the prior withdrawal amounts in the same Policy Year do not exceed 10% of the Policy Value as of the beginning of the Policy Year.


PRO-RATA ALLOCATION

An allocation among the Fixed Account and the Subaccounts in the same proportion that, on the date of allocation, the unloaned Policy Value in the Fixed Account and in each Subaccount bear to the total unloaned Policy Value.

RIDER

A supplementary insurance contract that provides an optional benefit, which may be added to your Policy for an additional charge.

RIGHT TO EXAMINE PERIOD


The period described on the cover page of your Policy during which the Policyowner may cancel the Policy for a refund by returning it to the Company.


SUBACCOUNT


A subdivision of the Variable Account investing exclusively in the shares of a single Portfolio.


UNDERWRITING CLASS

The insurance risk classification that we assign to the insured based on the information in the application and any other evidence of insurability that we consider. The insured's underwriting class affects the monthly deduction and the payment required to keep the Policy in force. It is shown on the Policy Details pages.

UNIT

A measurement used in the determination of the Policy's Variable Account value.

VALUATION DAY


A valuation day is each day that each Subaccount is valued. A valuation day is each day that the New York Stock Exchange ("NYSE") is open for regular trading. A valuation day ends when regular trading on the NYSE closes (usually 4:00 p.m. Eastern Time).


VALUATION PERIOD

The period beginning at the close of business on one valuation day and continuing to the close of business on the next valuation day. The close of business is the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

VARIABLE ACCOUNT

Canada Life of America Variable Life Account 1.

VARIABLE LIFE SERVICE CENTER


Our Variable Life Service Center as shown on the cover page of the Policy is located at P.O. Box 105662, Atlanta, Georgia, 30348-5662 telephone: (800) 905-1959. You may reach us between the hours of 8 a.m. and 7 p.m. E.T. Monday through Friday.


WRITTEN NOTICE OR WRITTEN REQUEST

The written notice or request you must complete, sign, and send to us at our Variable Life Service Center to request or exercise your rights as Policyowner. To be complete, each written notice or written request must: (i) be in a form we accept; (ii) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right under the Policy you specify; and (iii) be received at our Variable Life Service Center.

                                                                      APPENDIX A



              DEATH BENEFIT OPTIONS 1 AND 2--GUIDELINE PREMIUM TEST






                          MINIMUM DEATH BENEFIT FACTORS



 AGE                           PERCENTAGE
0- 40                            250%
  41                             243%
  42                             236%
  43                             229%
  44                             222%
  45                             215%
  46                             209%
  47                             203%
  48                             197%
  49                             191%
  50                             185%
  51                             178%
  52                             171%
  53                             164%
  54                             157%
  55                             150%
  56                             146%
  57                             142%
  58                             138%
  59                             134%
  60                             130%
  61                             128%
  62                             126%
  63                             124%
  64                             122%
  65                             120%
  66                             119%
  67                             118%
  68                             117%
  69                             116%
  70                             115%
  71                             113%
  72                             111%
  73                             109%
  74                             107%
75-90                            105%
  91                             104%
  92                             103%
  93                             102%
  94                             101%
95-100                           100%

                                                                      APPENDIX B


              DEATH BENEFIT OPTION 3--CASH VALUE ACCUMULATION TEST






                          MINIMUM DEATH BENEFIT FACTORS
                  FOR A REPRESENTATIVE POLICYOWNER AND INSURED



AGE                            PERCENTAGE
45                              306.88%
46                              297.07%
47                              287.63%
48                              278.55%
49                              269.81%
50                              261.40%
51                              253.30%
52                              245.52%
53                              238.06%
54                              230.91%
55                              224.05%
56                              217.49%
57                              211.22%
58                              205.21%
59                              199.45%
60                              193.93%
61                              188.66%
62                              183.62%
63                              178.81%
64                              174.23%
65                              169.87%
66                              165.73%
67                              161.79%
68                              158.04%
69                              154.46%
70                              151.05%
71                              147.81%
72                              144.77%
73                              141.87%
74                              139.14%
75                              136.59%
76                              134.20%
77                              131.97%
78                              129.86%
79                              127.87%
80                              125.98%
81                              124.19%
82                              122.49%
83                              120.90%
84                              119.43%
85                              118.06%
86                              116.81%
87                              115.64%
88                              114.55%
89                              113.52%
90                              112.52%
91                              111.54%
92                              110.54%
93                              109.51%
94                              108.40%
95                              107.20%
96                              105.91%
97                              104.58%
98                              103.37%
99                              102.44%

                                                                      APPENDIX C


                         MAXIMUM MONTHLY EXPENSE CHARGES


We compute a Monthly Expense Charge on the Policy Date and on each increase in face amount. The Monthly Expense Charge is based on the age (on the Policy Date or on the date of any increase in face amount), sex, and underwriting class of the insured, as indicated in the table below.



            MAXIMUM MONTHLY EXPENSE CHARGES PER $1,000 OF FACE AMOUNT



                   MALE                                 FEMALE                               UNISEX
                 STANDARD,                             STANDARD,                            STANDARD,
              PREFERRED-PLUS                        PREFERRED-PLUS                       PREFERRED-PLUS
               AND PREFERRED                         AND PREFERRED                        AND PREFERRED
ISSUE AGE       NON-TOBACCO       MALE TOBACCO        NON-TOBACCO      FEMALE TOBACCO      NON-TOBACCO     UNISEX TOBACCO
   0                N/A               0.11                N/A               0.08               N/A              0.10
   1                N/A               0.11                N/A               0.08               N/A              0.11
   2                N/A               0.12                N/A               0.08               N/A              0.11
   3                N/A               0.12                N/A               0.08               N/A              0.11
   4                N/A               0.12                N/A               0.09               N/A              0.11
   5                N/A               0.12                N/A               0.09               N/A              0.12
   6                N/A               0.13                N/A               0.09               N/A              0.12
   7                N/A               0.13                N/A               0.09               N/A              0.12
   8                N/A               0.13                N/A               0.09               N/A              0.12
   9                N/A               0.14                N/A               0.10               N/A              0.13
   10               N/A               0.14                N/A               0.10               N/A              0.13
   11               N/A               0.14                N/A               0.10               N/A              0.13
   12               N/A               0.14                N/A               0.11               N/A              0.14
   13               N/A               0.15                N/A               0.11               N/A              0.14
   14               N/A               0.15                N/A               0.11               N/A              0.14
   15               N/A               0.15                N/A               0.11               N/A              0.15
   16               N/A               0.16                N/A               0.12               N/A              0.15
   17               N/A               0.16                N/A               0.12               N/A              0.15
   18              0.12               0.16               0.11               0.12              0.12              0.16
   19              0.13               0.17               0.11               0.13              0.12              0.16
   20              0.13               0.17               0.12               0.13              0.13              0.16
   21              0.13               0.17               0.12               0.13              0.13              0.17
   22              0.14               0.18               0.12               0.14              0.13              0.17
   23              0.14               0.18               0.12               0.14              0.14              0.17
   24              0.15               0.19               0.13               0.15              0.14              0.18
   25              0.15               0.19               0.13               0.15              0.15              0.18
   26              0.15               0.19               0.13               0.15              0.15              0.19
   27              0.16               0.20               0.14               0.16              0.15              0.19
   28              0.16               0.20               0.14               0.16              0.16              0.19
   29              0.17               0.21               0.14               0.17              0.16              0.20
   30              0.17               0.21               0.15               0.17              0.17              0.20
   31              0.17               0.21               0.15               0.17              0.17              0.21
   32              0.18               0.22               0.15               0.18              0.17              0.21
   33              0.18               0.22               0.15               0.18              0.18              0.21
   34              0.19               0.23               0.16               0.19              0.18              0.22
   35              0.19               0.23               0.16               0.19              0.18              0.22
   36              0.21               0.25               0.17               0.21              0.20              0.24
   37              0.22               0.27               0.19               0.22              0.21              0.26
   38              0.24               0.29               0.20               0.24              0.23              0.28
   39              0.25               0.31               0.21               0.25              0.24              0.29
   40              0.27               0.33               0.23               0.27              0.26              0.31
   41              0.28               0.34               0.24               0.28              0.27              0.33
   42              0.30               0.36               0.25               0.30              0.29              0.35
   43              0.31               0.38               0.26               0.31              0.30              0.37

            MAXIMUM MONTHLY EXPENSE CHARGES PER $1,000 OF FACE AMOUNT



                   MALE                                 FEMALE                               UNISEX
                 STANDARD,                             STANDARD,                            STANDARD,
              PREFERRED-PLUS                        PREFERRED-PLUS                       PREFERRED-PLUS
               AND PREFERRED                         AND PREFERRED                        AND PREFERRED
ISSUE AGE       NON-TOBACCO       MALE TOBACCO        NON-TOBACCO      FEMALE TOBACCO      NON-TOBACCO     UNISEX TOBACCO
   44              0.33               0.40               0.28               0.33              0.32              0.39
   45              0.34               0.42               0.29               0.34              0.33              0.40
   46              0.36               0.44               0.30               0.36              0.35              0.42
   47              0.38               0.46               0.32               0.37              0.36              0.44
   48              0.39               0.48               0.33               0.39              0.38              0.46
   49              0.41               0.50               0.35               0.40              0.40              0.48
   50              0.43               0.52               0.36               0.42              0.42              0.50
   51              0.44               0.54               0.37               0.43              0.43              0.52
   52              0.46               0.56               0.38               0.45              0.44              0.53
   53              0.47               0.57               0.40               0.46              0.46              0.55
   54              0.49               0.59               0.41               0.48              0.47              0.57
   55              0.50               0.61               0.42               0.49              0.48              0.59
   56              0.53               0.65               0.45               0.52              0.51              0.62
   57              0.56               0.69               0.47               0.55              0.55              0.66
   58              0.60               0.72               0.50               0.58              0.58              0.70
   59              0.63               0.76               0.52               0.61              0.61              0.73
   60              0.66               0.80               0.55               0.64              0.64              0.77
   61              0.70               0.82               0.58               0.67              0.68              0.79
   62              0.74               0.83               0.61               0.71              0.71              0.81
   63              0.78               0.85               0.64               0.74              0.75              0.83
   64              0.82               0.86               0.67               0.78              0.79              0.85
   65              0.86               0.88               0.70               0.81              0.83              0.87
   66              0.86               0.88               0.70               0.80              0.83              0.86
   67              0.86               0.87               0.69               0.80              0.82              0.86
   68              0.85               0.87               0.69               0.79              0.82              0.85
   69              0.85               0.86               0.68               0.79              0.82              0.85
   70              0.85               0.86               0.68               0.78              0.82              0.84
   71              0.85               0.86               0.68               0.78              0.82              0.84
   72              0.85               0.86               0.68               0.78              0.82              0.84
   73              0.85               0.86               0.68               0.78              0.82              0.84
   74              0.85               0.86               0.68               0.78              0.82              0.84
   75              0.85               0.86               0.68               0.78              0.82              0.84
   76              0.85               0.86               0.68               0.78              0.82              0.84
   77              0.85               0.86               0.68               0.78              0.82              0.84
   78              0.85               0.86               0.68               0.78              0.82              0.84
   79              0.85               0.86               0.68               0.78              0.82              0.84
   80              0.85               0.86               0.68               0.78              0.82              0.84
   81              0.85               0.86               0.68               0.78              0.82              0.84
   82              0.85               0.86               0.68               0.78              0.82              0.84
   83              0.85               0.86               0.68               0.78              0.82              0.84
   84              0.85               0.86               0.68               0.78              0.82              0.84
   85              0.85               0.86               0.68               0.78              0.82              0.84

                                                                      APPENDIX D


                    CALCULATION OF MAXIMUM SURRENDER CHARGES


We compute a separate surrender charge on the Policy Date and at the time of each increase in face amount. The maximum surrender charges are based on the age (on the Policy Date and on the date of any increase in face amount), sex and underwriting class of the insured, as indicated in the table below.



               MAXIMUM SURRENDER CHARGE PER $1,000 OF FACE AMOUNT



                    MALE                               FEMALE                             UNISEX
                  STANDARD,                           STANDARD,                          STANDARD,
               PREFERRED-PLUS                      PREFERRED-PLUS                     PREFERRED-PLUS
                AND PREFERRED                       AND PREFERRED                      AND PREFERRED
ISSUE AGE        NON-TOBACCO      MALE TOBACCO       NON-TOBACCO     FEMALE TOBACCO     NON-TOBACCO    UNISEX TOBACCO
    0               N/A              14.46              N/A             13.54                N/A             14.26
    1               N/A              14.44              N/A             13.53                N/A             14.23
    2               N/A              14.58              N/A             13.64                N/A             14.36
    3               N/A              14.73              N/A             13.76                N/A             14.51
    4               N/A              14.91              N/A             13.89                N/A             14.67
    5               N/A              15.09              N/A             14.01                N/A             14.85
    6               N/A              15.29              N/A             14.16                N/A             15.03
    7               N/A              15.50              N/A             14.31                N/A             15.23
    8               N/A              15.73              N/A             14.48                N/A             15.44
    9               N/A              15.96              N/A             14.66                N/A             15.67
   10               N/A              16.22              N/A             14.87                N/A             15.91
   11               N/A              16.47              N/A             15.06                N/A             16.16
   12               N/A              16.75              N/A             15.26                N/A             16.42
   13               N/A              17.03              N/A             15.48                N/A             16.69
   14               N/A              17.31              N/A             15.70                N/A             16.96
   15               N/A              17.60              N/A             15.92                N/A             17.24
   16               N/A              17.90              N/A             16.15                N/A             17.52
   17               N/A              18.17              N/A             16.39                N/A             17.80
   18              16.62             18.47             15.60            16.64               16.42            18.10
   19              16.84             18.78             15.82            16.89               16.63            18.40
   20              17.06             19.11             16.04            17.16               16.86            18.71
   21              17.30             19.46             16.27            17.45               17.09            19.05
   22              17.55             19.83             16.51            17.75               17.34            19.41
   23              17.84             20.23             16.78            18.06               17.62            19.79
   24              18.14             20.65             17.04            18.38               17.92            20.18
   25              18.46             21.08             17.39            18.74               18.24            20.60
   26              18.80             21.53             17.69            19.09               18.58            21.03
   27              19.16             22.01             18.01            19.46               18.93            21.49
   28              19.55             22.52             18.34            19.86               19.30            21.97
   29              19.96             23.06             18.69            20.28               19.70            22.49
   30              20.38             23.64             19.06            20.73               20.11            23.04
   31              20.84             24.25             19.44            21.20               20.55            23.62
   32              21.32             24.91             19.85            21.69               21.01            24.24
   33              21.82             25.58             20.27            22.21               21.50            24.88

               MAXIMUM SURRENDER CHARGE PER $1,000 OF FACE AMOUNT



                    MALE                               FEMALE                             UNISEX
                  STANDARD,                           STANDARD,                          STANDARD,
               PREFERRED-PLUS                      PREFERRED-PLUS                     PREFERRED-PLUS
                AND PREFERRED                       AND PREFERRED                      AND PREFERRED
ISSUE AGE        NON-TOBACCO      MALE TOBACCO       NON-TOBACCO     FEMALE TOBACCO     NON-TOBACCO    UNISEX TOBACCO
    34              22.35             26.29             20.71            22.74             22.01            25.55
    35              22.91             27.04             21.18            23.29             22.55            26.26
    36              23.43             27.74             21.61            23.79             23.06            26.91
    37              23.99             28.48             22.06            24.33             23.59            27.60
    38              24.57             29.24             22.54            24.90             24.15            28.32
    39              25.19             30.05             23.04            25.50             24.75            29.09
    40              25.85             30.91             23.57            26.12             25.38            29.89
    41              26.54             31.81             24.13            26.77             26.04            30.73
    42              27.28             32.76             24.71            27.45             26.75            31.62
    43              28.06             33.77             25.33            28.14             27.49            32.56
    44              28.89             34.83             25.99            28.86             28.28            33.54
    45              29.76             35.93             26.68            29.62             29.12            34.56
    46              30.67             37.12             27.39            30.42             29.99            35.66
    47              31.64             38.34             28.15            31.26             30.90            36.79
    48              32.64             39.58             28.95            32.13             31.86            37.94
    49              33.69             40.88             29.79            33.05             32.87            39.14
    50              34.80             42.22             30.67            34.00             33.92            40.39
    51              35.98             43.62             31.62            35.04             35.05            41.69
    52              37.24             45.08             32.62            36.12             36.26            43.05
    53              38.58             46.69             33.68            37.28             37.53            44.54
    54              40.00             48.39             34.80            38.49             38.88            46.11
    55              41.51             50.17             36.00            39.78             40.32            47.76
    56              43.00             51.95             37.21            41.11             41.74            49.41
    57              44.57             53.82             38.50            42.52             43.25            51.14
    58              46.22             53.76             39.88            44.05             44.83            52.93
    59              47.95             53.45             41.34            45.67             46.49            53.76
    60              49.76             53.14             42.87            47.36             48.22            53.46
    61              51.61             52.94             44.46            49.11             50.01            53.25
    62              53.56             52.74             46.14            50.97             51.88            53.04
    63              53.30             52.55             47.92            52.87             53.54            52.84
    64              52.97             52.36             49.82            53.52             53.23            52.64
    65              52.64             52.16             51.84            53.24             52.91            52.42
    66              52.53             52.06             53.85            53.16             52.81            52.34
    67              52.42             51.96             53.76            53.08             52.70            52.24
    68              52.30             51.86             53.66            53.00             52.59            52.15
    69              52.18             51.75             53.55            52.91             52.47            52.05
    70              52.05             51.64             53.44            52.82             52.35            51.95
    71              51.91             51.52             53.30            52.66             52.21            51.83
    72              51.77             51.40             53.16            52.53             52.07            51.71
    73              51.62             51.28             53.01            52.39             51.93            51.59
    74              51.47             51.16             52.85            52.24             51.78            51.47
    75              51.32             51.04             52.69            52.09             51.62            51.34

               MAXIMUM SURRENDER CHARGE PER $1,000 OF FACE AMOUNT



                    MALE                               FEMALE                             UNISEX
                  STANDARD,                           STANDARD,                          STANDARD,
               PREFERRED-PLUS                      PREFERRED-PLUS                     PREFERRED-PLUS
                AND PREFERRED                       AND PREFERRED                      AND PREFERRED
ISSUE AGE        NON-TOBACCO      MALE TOBACCO       NON-TOBACCO     FEMALE TOBACCO     NON-TOBACCO    UNISEX TOBACCO
    76              51.16             50.90             52.52            51.94             51.46            51.20
    77              50.99             50.75             52.34            51.78             51.30            51.06
    78              50.83             50.60             52.16            51.62             51.13            50.90
    79              50.66             50.45             51.98            51.47             50.96            50.75
    80              50.49             50.29             51.79            51.31             50.79            50.59
    81              50.33             50.15             51.59            51.15             50.62            50.44
    82              50.17             50.01             51.39            51.00             50.45            50.30
    83              50.01             49.87             51.19            50.84             50.28            50.14
    84              49.85             49.72             50.99            50.63             50.11            49.97
    85              49.69             49.56             50.77            50.41             49.93            49.79

                                                                      APPENDIX E

                        EXAMPLES OF DEATH BENEFIT OPTIONS

For the purposes of the following examples, assume that the insured is under the age of 40, and that there is no outstanding loan.


EXAMPLE USING DEATH BENEFIT OPTION 1. Under Option 1, a Policy with a $100,000 face amount will have a base death benefit of $100,000. However, because the base death benefit must be equal to or greater than 250% of Policy Value (see Appendix A), if the Policy Value exceeds $40,000 the base death benefit will exceed the $100,000 face amount. In this example, each dollar of Policy Value above $40,000 will increase the base death benefit by $2.50.



A POLICY WITH A POLICY VALUE OF:



-    $50,000 will have a minimum death benefit of $125,000 (e.g., $50,000 X
     $2.50);



- $60,000 will have a minimum death benefit of $150,000 (e.g., $60,000 X $2.50); and



-    $75,000 will have a minimum death benefit of $187,500 (e.g., $75,000 X
     $2.50).


Similarly, if Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the base death benefit by $2.50. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the base death benefit will be reduced from $150,000 to $125,000. However, the base death benefit will never be less than the face amount of the Policy.


The Guideline Minimum Death Benefit Factor decreases as the insured's age increases. If the insured's age in the above example were 50 (rather than between zero and 40), the Guideline Minimum Death Benefit Factor would be 185% (see Appendix A). The base death benefit would be greater than $100,000 face amount when the Policy Value exceeds $54,054 (rather than $40,000), and each dollar then added to or taken from Policy Value would change the base death benefit by $1.85.



EXAMPLE USING DEATH BENEFIT OPTION 2. Under Option 2, assume that the insured is under the age of 40 and that there is no outstanding loan. The face amount of the Policy is $100,000. Under Death Benefit Option 2, a Policy with a face amount of $100,000 will produce a base death benefit of $100,000 plus Policy Value.



A POLICY WITH POLICY VALUE OF:



- $10,000 will produce a minimum death benefit of $110,000 (e.g., $100,000 + $10,000);



- $25,000 will produce a minimum death benefit of $125,000 (e.g., $100,000 + $25,000); and



- $50,000 will produce a minimum death benefit of $150,000 (e.g., $100,000 +$50,000).



However, the Guideline Minimum Death Benefit must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $66,667, 250% of the Policy Value will be Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be greater than the face amount plus Policy Value. In this example, each dollar of Policy Value above $66,667 will increase the base death benefit by $2.50.



IF THE POLICY VALUE IS:



-    $70,000, the minimum death benefit will be $175,000 (e.g., $70,000 X 2.50);



- $80,000, the minimum death benefit t will be $200,000 (e.g., $80,000 X 2.50); and



-    $90,000, the minimum death benefit will be $225,000 (e.g., $90,000 X 2.50).


Similarly, if Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the base death benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the base death benefit will be reduced from $200,000 to $175,000. However, the base death benefit will be the face amount plus Policy Value when the Guideline Minimum Death Benefit is less than the face amount plus the Policy Value.


As described above, the Guideline Minimum Death Benefit Factor becomes lower as the insured's age increases. If the insured's age in the above example were 50, the base death benefit must be at least 185% of the Policy Value. The base death benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the base death benefit by $1.85.



EXAMPLE USING DEATH BENEFIT OPTION 3. In this example assume that the insured is a male, age 35, preferred non-tobacco and that there is no outstanding loan. The Guideline Minimum Death Benefit Factor, for this example, would be 437%.



Under Death Benefit Option 3, a Policy with a face amount of $100,000 will have a base death benefit of $100,000. However, because the base death benefit must be equal to or greater than 437% of Policy Value (in Policy Year 1), if the

Policy Value exceeds $22,883 the base death benefit will exceed the $100,000 face amount. In this example, each dollar of Policy Value above $22,883 will increase the base death benefit by $4.37.



A POLICY WITH A POLICY VALUE OF:



-    $50,000 will produce a minimum death benefit of $218,500 ($50,000 X 4.37);



-    $60,000 will produce a minimum death benefit of $262,200 ($60,000 X 4.37);
     and



-    $75,000 will produce a minimum death benefit of $327,750 ($75,000 X 4.37).


Similarly, if Policy Value exceeds $22,883, each dollar taken out of Policy Value will reduce the base death benefit by $4.37. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges, or negative investment performance, the base death benefit will be reduced from $262,200 to $218,500. If, however, the product of the Policy Value times the applicable percentage is less than the face amount, the base death benefit will equal the face amount.

The applicable percentage becomes lower as the insured's age increases. If the insured's age in the above example were, for example, 50 (rather than 35), the applicable percentage would be 270% (in policy year 1). The base death benefit would not exceed the $100,000 face amount unless the Policy Value exceeded $37,037 (rather than $22,883), and each dollar then added to or taken from Policy Value would change the base death benefit by $2.70.


The Guideline Minimum Death Benefit Factor decreases as the insured's age increases. If the insured's age in the above example were 50 (rather than between zero and 40), the Guideline Minimum Death Benefit Factor would be 185% (see Appendix A). The base death benefit would be greater than $100,000 face amount when the Policy Value exceeds $54,054 (rather than $40,000), and each dollar then added to or taken from Policy Value would change the base death benefit by $1.85.

              STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS




THE POLICY


  The Policy



  Non-Participation


  Our Right to Contest the Policy


  Misstatement of Age or Sex



  Suicide Exclusion


  Policyowner


  Ownership Rights


  Beneficiary
  Assignment


  Notification of Death



  Policy Termination



  Reports to Owners



DEATH BENEFIT



  Minimum Death Benefit


  Changing Death Benefit Options
  Payment Options


LAPSE AND REINSTATEMENT



  Risk of Policy Lapse



TRANSFERS


  Dollar Cost Averaging
  Account Rebalancing


THE VARIABLE ACCOUNT AND THE PORTFOLIOS


  Change in Subaccount Investment Policy


  Potential Conflicts of Interests



CHARGES AND DEDUCTIONS



  Cost of Insurance Rates



  Charge Discounts for Certain Groups and Affiliates


SUPPLEMENTAL BENEFITS AND RIDERS


  Accelerated Death Benefit Rider



  Disability Waiver of Payment Rider


  Guaranteed Death Benefit Rider
  Other Insured Term Insurance Rider


  Term Life Insurance Rider


PERFORMANCE DATA


  Hypothetical Illustrations



  Yields and Total Returns



  Money Market Subaccounts



  Total Returns



THE COMPANY AND THE FIXED ACCOUNT



  Information about the Company



  Information about the Variable Account



  Safekeeping of Account Assets



  Experts



  Other Information



  Financial Statements


ADDITIONAL INFORMATION


  IMSA



  Policies Issued in Conjunction with Employee Benefit Plans


  Records


  Services and Third Party Administration Agreements


  Principal Underwriter


  Legal Matters


INDEX TO FINANCIAL STATEMENTS

[OUTSIDE BACK COVER PAGE]


To learn more about the Policy, you should read the Statement of Additional Information (SAI). The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, please call us toll-free at 1-800-905-1959 between the hours of 8 a.m. and 7 p.m. E.T. Monday through Friday, or write to us at our Variable Life Service Center at P.O. Box 105662, Atlanta, GA 30348-5662. We will send you a copy of the SAI within 3 days of receipt of your request.



You may also call us toll-free or write to us at the Variable Life Service Center if you wish to receive a copy of personalized illustrations of your Policy's death benefits, cash surrender values, and policy values, to request additional information about the Policy, and to ask questions about your Policy.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet e-mail (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.


Investment Company Act of 1940 Registration File Nos. 333-100569; 811-09667

                                   PROSPECTUS
                                   MAY 1, 2003


                                     ADVISOR
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    Issued by
                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1
                                       and
                    CANADA LIFE INSURANCE COMPANY OF AMERICA


         Home Office                   Variable Life Service Center
6201 POWERS FERRY ROAD, N.W.                 P.O. BOX 105662
      ATLANTA, GA 30339                  ATLANTA, GA 30348-5662
       1-800-232-1335                       1-800-905-1959


For sale by registered representatives who are investment advisors only. There is no assurance that any advisor will successfully predict market fluctuations.


This prospectus describes Advisor, an individual, flexible premium variable life insurance policy (the Policy) issued by Canada Life Insurance Company of America (we, our, us, or the Company). The Policy offers lifetime insurance protection, with a life insurance benefit payable if the insured dies while the Policy is in effect.



This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. REPLACING ANY EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR TO MAINTAIN THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY.



Your Policy allows you to choose how you want to invest your net payments (that is, your payments minus the 6% payment expense charge). You have the option to choose from 52 Subaccounts and the Fixed Account. Money you put in a Subaccount is invested exclusively in a single Portfolio that is managed by a professional investment adviser. Your investments in the Portfolios through the Subaccounts are not guaranteed and involve varying degrees of investment risk. Money you direct to the Fixed Account earns interest at an annual rate guaranteed by us not to be less than 4%.



A prospectus for each of the Portfolios available through the Subaccounts of this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference. The Portfolios available through this Policy are:



-        THE ALGER AMERICAN FUND (CLASS O SHARES)


          Growth Portfolio
          Leveraged Allcap Portfolio
          Midcap Growth Portfolio
          Small Capitalization Portfolio

-        THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (INITIAL SHARES)

-        DREYFUS VARIABLE INVESTMENT FUND (INITIAL SHARES)

          Appreciation Portfolio
          Growth and Income Portfolio

-        FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (INITIAL CLASS)

          Asset Manager(SM) Portfolio
          Contrafund(R) Portfolio




          Growth Opportunities Portfolio


          Growth Portfolio


          High Income Portfolio
          Index 500 Portfolio
          Investment Grade Bond Portfolio
          Money Market Portfolio
          Overseas Portfolio

-        GOLDMAN SACHS VARIABLE INSURANCE TRUST

          Capital Growth Fund
          Core(SM) U.S. Equity Fund
          Growth and Income Fund


-        JANUS ASPEN SERIES







          Flexible Income Portfolio (Service Shares)
          International Growth Portfolio (Institutional Shares)*


-        THE MONTGOMERY FUNDS III

          Emerging Markets Fund


-        PROFUNDS

          ProFund VP Basic Materials Fund
          ProFund VP Bear Fund
          ProFund VP Consumer Cyclical Fund
          ProFund VP Consumer Non-Cyclical Fund
          ProFund VP Energy Fund
          ProFund VP Financial Fund
          ProFund VP Healthcare Fund
          ProFund VP Industrial Fund
          ProFund VP Money Market Fund
          ProFund VP Pharmaceuticals Fund
          ProFund VP Precious Metals Fund
          ProFund VP Real Estate Fund
          ProFund VP Rising Rates Opportunity Fund
          ProFund VP Short OTC Fund
          ProFund VP Short Small-Cap Fund
          ProFund VP Technology Fund

          ProFund VP Telecommunications Fund
          ProFund VP U.S. Government Plus Fund
          ProFund VP UltraBull Fund (formerly Bull Plus Fund)
          ProFund VP UltraMid-Cap Fund
          ProFund VP UltraOTC Fund
          ProFund VP UltraSmall-Cap Fund



-        SELIGMAN PORTFOLIOS, INC.


          Communications and Information Portfolio (Class 1)
          Frontier Portfolio (Class 1)
          Global Technology Portfolio (Class 2)
          Small-Cap Value Portfolio (Class 2)

-        VAN ECK WORLDWIDE INSURANCE TRUST


          Worldwide Absolute Return Fund


          Worldwide Emerging Markets Fund


          Worldwide Hard Assets Fund


          Worldwide Real Estate Fund






* On March 21, 2003, the Berger Institutional Products Trust International Growth Fund merged into the Janus International Growth Portfolio.



INVESTMENT RISK -- Your Policy Value will vary according to the investment performance of the Portfolio(s) in which you invest, the Policy charges we deduct from your Policy Value, the payments you make to the Subaccounts and the Fixed Account, and the effects of Policy transactions (such as partial withdrawals, loans and transfers). You bear investment risk on amounts you allocate to the Subaccounts. You may be required to make additional payments to keep the Policy in force. The Policy is not suitable for short-term investment because the surrender charge is considerable.


LOANS AND WITHDRAWALS - You may borrow against or withdraw money from this Policy, within limits. Loans and withdrawals reduce the Policy's life insurance benefit and cash surrender value, and increase your risk that the Policy will lapse without value. If your Policy lapses while loans are outstanding, you will have no Policy Value and you will likely have to pay a significant amount in additional taxes.

PLEASE NOTE THAT THE POLICY AND THE PORTFOLIOS:

     -    are not guaranteed to provide any benefits;

     -    are not insured by the FDIC or any other governmental agency;

     - are not bank deposits or other obligations of a bank and are not bank guaranteed; and

     - are subject to risks, including loss of the amount invested, tax risks and Policy lapse.


--------------------------------------------------------------------------------
        THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE
     OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


                   The date of this Prospectus is May 1, 2003.

TABLE OF CONTENTS


POLICY BENEFITS/RISKS SUMMARY...................................................        1
    Policy Benefits.............................................................        1
        The Policy in General...................................................        1
        Payments...............................................................         1
        No-Lapse Guarantee......................................................        1
        Variable Death Benefit..................................................        2
        Surrender and Partial Withdrawals.......................................        2
        Transfers...............................................................        2
        Loans...................................................................        3
        Supplemental Benefits and Riders........................................        3
        Personalized Illustrations..............................................        3
    Policy Risks................................................................        3
        Risk of Poor Investment Performance.....................................        3
        Risk of Increase in Current Fees and Expenses...........................        4
        Risk of Policy Lapse....................................................        4
        Tax Risks...............................................................        4
        Surrender and Partial Withdrawal Risks..................................        4
        Loan Risks..............................................................        5
        Portfolio Risks.........................................................        5
FEE TABLE.......................................................................        6
THE POLICY......................................................................       12
        Purchasing a Policy.....................................................       12
        Applying for a Policy...................................................       13
        When Insurance Coverage Takes Effect....................................       13
        Backdating..............................................................       13
        Canceling a Policy (Right to Examine Period)............................       13
        State Variations........................................................       14
        Ownership Rights........................................................       14
        Modifying the Policy....................................................       14
        Other Policies..........................................................       15
        Conversion Rights Following the Date of Issue or Increase
          in Face Amount........................................................       15
 PAYMENTS ......................................................................       15
        Flexible Payments.......................................................       15
        Minimum Initial Payment.................................................       15
        Minimum Monthly Payments - No Lapse Guarantee...........................       15
        Periodic Planned Payment Schedule.......................................       16
        Electronic Funds Transfer...............................................       16
        Payment Limitations.....................................................       16
        Allocating Net Payments.................................................       16
        Payments Before Acceptance..............................................       17
        Payments During the Right to Examine Period.............................       17
        Allocating Net Payments to the ProFunds VP Subaccounts..................       17
VALUES UNDER THE POLICY.........................................................       18
        Policy Value............................................................       18
        Cash Surrender Value....................................................       18
        Subaccount Value........................................................       19
        Unit Value..............................................................       19
        Fixed Account Value.....................................................       19
DEATH BENEFIT...................................................................       20
        Death Benefit On or Before the Final Payment Date.......................       20
        Death Benefit After the Final Payment Date..............................       20
        Base Death Benefit Options..............................................       20
        Minimum Death Benefit...................................................       21
        Changing Death Benefit Options..........................................       21
        Selecting and Changing the Face Amount..................................       21
        Decreasing the Face Amount..............................................       22
        Payment Options for the Death Benefit and on Surrender..................       22
        Guaranteed Death Benefit Rider..........................................       22
        Term Life Insurance Rider...............................................       23
        Accelerated Death Benefit Rider.........................................       23
LOANS..........................................................................        23
        Types of Loans..........................................................       24
        Loan Collateral.........................................................       24
        Cost of the Loan........................................................       24
        Interest Earned on the Loan Collateral..................................       24
        Repayment of the Outstanding Loan.......................................       24
        Effect of a Policy Loan on the Policy...................................       24
SURRENDERS AND PARTIAL WITHDRAWALS..............................................       25
        Surrenders..............................................................       25
        Partial Withdrawals.....................................................       25
        Effects of Partial Withdrawals..........................................       26
        Postponement of Payments................................................       26
TRANSFERS.......................................................................       27
TELEPHONE AND FACSIMILE REQUESTS................................................       28
POLICY LAPSE, LOAN FORECLOSURE, AND REINSTATEMENT...............................       28
        Lapse...................................................................       28
        Loan Foreclosure........................................................       29
        Reinstatement...........................................................       29
THE COMPANY AND THE FIXED ACCOUNT...............................................       30
        Canada Life Insurance Company of America................................       30
        The Fixed Account.......................................................       30
THE VARIABLE ACCOUNT AND THE PORTFOLIOS.........................................       30
        The Variable Account....................................................       30
        Changes to the Variable Account.........................................       31
        The Portfolios..........................................................       31
        Addition, Deletion and Substitution of Portfolios.......................       35
        Voting Portfolio Shares.................................................       35
CHARGES AND DEDUCTIONS..........................................................       36
        Payment Expense Charge..................................................       36
        Monthly Deduction.......................................................       37
        Surrender Charge........................................................       38
        Partial Withdrawal Charge...............................................       39
        Transfer Charge.........................................................       40
        Processing Charge.......................................................       40
        Loan Charge.............................................................       40
        Portfolio Expenses......................................................       40
FEDERAL TAX CONSIDERATIONS......................................................       40
        Tax Treatment of Policy Benefits........................................       41
SUPPLEMENTAL BENEFITS AND RIDERS................................................       43
ILLUSTRATIONS...................................................................       44
        Hypothetical Values Based on Current Insurance Charges..................       45
        Hypothetical Values Based on Guaranteed Maximum Charges.................       46
SALE OF THE POLICIES............................................................       46
LEGAL PROCEEDINGS...............................................................       47
FINANCIAL STATEMENTS............................................................       47
APPENDIX A - DEATH BENEFIT OPTIONS 1 AND 2--GUIDELINE PREMIUM TEST..............      A-1
APPENDIX B - DEATH BENEFIT OPTION 3--CASH VALUE ACCUMULATION TEST...............      B-1
APPENDIX C - MAXIMUM MONTHLY EXPENSE CHARGES....................................      C-1
APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES...........................      D-1
APPENDIX E - EXAMPLES OF DEATH BENEFIT OPTIONS..................................      E-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS...........................      S-1

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail. FOR YOUR CONVENIENCE, WE HAVE PROVIDED A GLOSSARY AT THE END OF THIS PROSPECTUS THAT DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                 POLICY BENEFITS

THE POLICY IN GENERAL


- TAX-DEFERRED ACCUMULATION. Advisor is a flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy also provides the opportunity for tax-deferred accumulation of Policy Value. Your Policy Value will increase or decrease depending on the investment performance of the Subaccounts, the payments you make, the fees and charges we deduct, the interest we credit to the Fixed Account, and the effects of any Policy transactions (loans, withdrawals, transfers) on your Policy Value.



- FIXED CONDITIONAL INSURANCE. If you make an initial payment with your application of at least one minimum monthly payment, we will generally provide you with fixed conditional insurance during the underwriting process.



- FIXED ACCOUNT. You may place money in the Fixed Account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by the fees and charges we deduct. The Fixed Account is part of our general account.



- VARIABLE ACCOUNT. You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed on the cover of this prospectus. Money you place in each Subaccount is subject to investment risk (that is, it may increase or decline in value) and its value will vary each valuation day according to the investment performance of the Portfolio in which each Subaccount invests.



- SOLD THROUGH INVESTMENT ADVISOR: If you decide to invest your Policy Value into a ProFunds VP Subaccount, you select, supervise, and pay for an outside investment advisor to manage your investment. PLEASE NOTE that any outside investment advisory fees you pay are separate and distinct from the Policy fees and charges discussed in this prospectus. If you choose to have any outside investment advisory fees paid out of the value of your Policy, the payment will be treated as a partial surrender and may be a taxable distribution. For more information on taxation of partial surrenders, see "Federal Tax Considerations."



PAYMENTS



- FLEXIBLE PAYMENTS. After you make the initial payment, you can make additional payments at any time while the insured is alive and the Policy is in force, and before the final payment date. You may make total payments up to the maximum payment limits that apply to your Policy. PLEASE CONTACT OUR VARIABLE LIFE SERVICE CENTER OR YOUR AGENT TO LEARN MORE ABOUT YOUR PAYMENT LIMITS. If you establish a schedule of planned periodic payments, we will bill you at regular intervals. Making scheduled payments will not guarantee that your Policy will stay in force, except as otherwise provided under the no-lapse guarantee of this Policy. You may also choose to have payments automatically deducted monthly from your bank account or other source under our automatic payment plan.



- RIGHT TO EXAMINE PERIOD. You have the right to examine this Policy and if not satisfied, you may return the Policy to our Variable Life Service Center or to your agent before the end of your free look period and receive a refund. Your right to examine period begins on the day you receive your Policy and generally lasts 10 days. We will mail a refund to you within 7 days after our receipt of the returned Policy. The amount of your refund will depend on whether your state requires a full refund of payments or a refund of the Policy Value.


NO-LAPSE GUARANTEE


- We guarantee that your Policy will not lapse for the length of the Minimum Payment Period (48 Policy Months from the Policy Date or any increase in face amount), so long as you meet certain conditions. For this guarantee to stay in force, we require that, on each monthly processing date, you have made total payments (MINUS any outstanding loan, and MINUS any partial withdrawals and partial withdrawal charges) that equal or exceed the sum of the minimum monthly payments (as set forth in your current Policy Details page) in effect for each month from the Policy Date and/or an increase in face amount up to and including the current monthly processing date. At the end of the Minimum Payment Period, you may be required to make additional payments to prevent lapse.



- WE MAY INCREASE THE AMOUNT OF YOUR MINIMUM MONTHLY PAYMENT IF YOU RECEIVE A CHANGE IN YOUR UNDERWRITING CLASSIFICATION, INCREASE YOUR FACE AMOUNT, OR IF YOU ADD OR CHANGE A RIDER.


VARIABLE DEATH BENEFIT


- DEATH BENEFIT. If the insured dies while the Policy is in force, we will pay the death benefit to the beneficiary. The amount of the death benefit depends upon the face amount of insurance you select, as well as the death benefit option and any riders in effect on the date of the insured's death. Before paying the beneficiary, we will reduce the death benefit by any outstanding loan and unpaid charges.



     - If the insured dies on or before the final payment date, the death benefit equals the base death benefit in effect on the insured's date of death, plus any additional death benefits provided by any rider(s) you selected, minus any outstanding loan and any unpaid monthly deduction.



     - After the final payment date, the death benefit is calculated differently.


- CHOICE AMONG THREE DEATH BENEFIT OPTIONS. You may choose one of the three death benefit options under the Base Policy when you apply for the Policy. We offer the following:


     - DEATH BENEFIT OPTIONS 1 AND 3. The base death benefit is equal to the greater of: (1) the face amount (which is the amount of insurance you select); OR (2) the minimum death benefit.



     - DEATH BENEFIT OPTION 2. The base death benefit is equal to the greater of: (1) the face amount PLUS the Policy Value on the date of the insured's death; or (2) the minimum death benefit.



     - Your choice of death benefit will affect the amount of the death benefit and the monthly deductions from the Policy, among other things. The death benefit option will also affect the amount and frequency of the payments you must make to keep the Policy in force and the maximum payments you may make under the Policy.



- CHOICE OF TAX TESTS. The Policy allows you to choose between two tax tests: the Guideline Premium Test (Death Benefit Options 1 and 2) and the Cash Value Accumulation Test (Death Benefit Option 3). Your election may affect the amount of the death benefit and the monthly deduction. There are two main differences between the two tests. First, the Guideline Premium Test limits the amount of payments you may make with your Policy, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the minimum death benefit under the Guideline Premium Test are different from those under the Cash Value Accumulation Test. You may not change tests. YOU SHOULD CONSULT A TAX ADVISER WHEN CHOOSING THE TAX TEST.


SURRENDER AND PARTIAL WITHDRAWALS


- Your Policy may develop net cash values that you can access at any time prior to the death of the insured .



- SURRENDER. At any time while the Policy is in force and the insured is living, you may submit a written request to surrender the Policy for its cash surrender value. Surrender charges may apply. A surrender may have adverse tax consequences.



- PARTIAL WITHDRAWALS. After the first Policy Year, you may submit a written request to withdraw part of the cash surrender value, subject to certain limitations. Each partial withdrawal must be at least $200. Charges may apply. Partial withdrawals may have adverse tax consequences and may decrease your Policy's face amount.


TRANSFERS


- TRANSFERS. Before the final payment date while the insured is still living and the Policy is in force, you may transfer amounts between the Fixed Account and the Subaccounts or among the Subaccounts, within limits. Currently, you will not be charged for the first 12 transfers in a Policy Year. We reserve the right to limit to six the number of free transfers in a Policy Year. We may charge up to $25 for each additional transfer during a Policy Year.



- DOLLAR COST AVERAGING AND ACCOUNT REBALANCING. We offer both services with this Policy.

LOANS


- LOANS. You may borrow up to 90% of the (Policy Value minus any surrender charges) minus any outstanding loan as of the date of the loan. Two types of loans are available to you:



     - STANDARD LOAN. A standard loan option is always available to you. We will charge interest daily on the amount of the loan at a current annual rate of 4.80%. This current rate of interest may change, but is guaranteed not to exceed 6.00%. However, we also will credit interest on the Policy Value securing the loan. The annual interest rate credited to the Policy Value securing a standard loan is 4.00%.



     - PREFERRED LOAN. A preferred loan option is automatically available to you unless you request otherwise. The preferred loan option is available on that part of the outstanding loan that is attributable to earnings on your Policy Value. We will charge interest daily on the amount of the loan at a current annual rate of 4.00%. This current rate of interest may change, but is guaranteed not to exceed 4.50%. The annual interest rate credited to the Policy Value securing a preferred loan is 4.00%.



- THERE ARE RISKS ASSOCIATED WITH POLICY LOANS. There is a risk that the Policy may lapse, if you do not repay the outstanding loan. LOANS MAY HAVE ADVERSE TAX CONSEQUENCES. PLEASE CONSULT A TAX ADVISER BEFORE BORROWING AGAINST YOUR POLICY VALUE.


SUPPLEMENTAL BENEFITS AND RIDERS


- We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We deduct any monthly charges for these options and riders from the Policy Value as part of the monthly deduction. Your agent can help you determine whether these options and riders are suitable for you. These riders may not be available in all states. Among the available riders are:



     - ACCELERATED DEATH BENEFIT RIDER. This rider provides a portion of the death benefit prior to the insured 's death under either the nursing home option or the terminal illness option. The death benefit provided after the insured's death will be reduced by the amount of the rider benefit. We will also reduce the Policy Value in the same proportion as the reduction in the death benefit. We do not assess an administrative charge for this rider; however, we do reduce the accelerated death benefit by a discount factor (currently 6%) at our discretion to compensate us for lost income due to the early payment of the death benefit.



     - GUARANTEED DEATH BENEFIT RIDER. Under the Guaranteed Death Benefit Rider, we guarantee that (i) your Policy will not lapse, regardless of the performance of the Subaccounts, provided certain conditions are met, and (ii) you will receive a guaranteed death benefit after the final payment date. This rider may be elected only at issue and, once terminated, may not be reinstated. In order to maintain the rider, a certain level of payments must be made. Certain transactions (for example, a preferred loan or partial withdrawal after the final payment date) will result in the termination of the rider.



     - TERM LIFE INSURANCE RIDER. This rider provides term insurance upon the death of the insured that is a supplement to the base death benefit under the Base Policy (the Policy without any supplemental riders).



PERSONALIZED ILLUSTRATIONS



- You may receive personalized illustrations from your agent or the Variable Life Service Center in connection with the purchase of this Policy that reflect your own particular circumstances (your age, gender and underwriting class). These hypothetical illustrations may help you to understand the long-term effects of the Policy 's charges and deductions and different levels of investment performance on your Policy Value and death benefit under the Policy. They also may help you compare the Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns, death benefit, or cash surrender value.


                                  POLICY RISKS

RISK OF POOR INVESTMENT PERFORMANCE


If you invest your Policy Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that the Policy Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you make additional payments. In addition, we deduct Policy fees and charges from your Policy Value, which can significantly reduce your Policy Value in the Subaccounts and the Fixed Account. During times of declining investment performance, the deduction for charges based on the net amount at risk could accelerate and further reduce your Policy Value in the Subaccounts and the Fixed Account. If you allocate net payments to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest. You assume the risk that the interest rate on the Fixed Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.



RISK OF INCREASE IN CURRENT FEES AND EXPENSES


Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of payments to keep the Policy in force.

RISK OF POLICY LAPSE


Your Policy will generally lapse (that is, terminate without value) during the Minimum Payment Period if both (1) the Policy Value minus any outstanding loan is less than the amount needed to pay the next monthly deduction plus loan interest accrued, and (2) the payment requirements of the Minimum Payment Period are not met. After the Minimum Payment Period, your Policy will lapse if either
(1) your loan forecloses; or (2) your Policy Value, minus any outstanding loan, on a monthly processing date is insufficient to pay the monthly deduction due plus loan interest accrued. If this situation occurs, your Policy will be in default and you will be given a grace period to make a specified amount of new payments to prevent your Policy from lapsing. After the final payment date, you may not make an additional payment to prevent your Policy from lapsing. However, you generally may make loan repayments after the final payment date. Your Policy generally will not lapse: (1) during the Minimum Payment Period, if you meet the payment conditions ; (2) if you purchase a Guaranteed Death Benefit Rider and meet the conditions of the rider; or (3) if your Policy is in default and you make a timely sufficient payment to prevent the Policy from lapsing. You may reinstate a lapsed Policy, subject to certain conditions. A POLICY LAPSE MAY HAVE ADVERSE TAX CONSEQUENCES.



The risk of lapse will likely be increased by the use of partial withdrawals, Policy loans, any increase in face amount, any increases in current cost of insurance rates, and any unfavorable investment performance of the Subaccounts.


You should periodically review your Policy to make sure that it is performing as expected and to determine whether you should adjust the amount or frequency of your payments, or, if applicable, reduce the outstanding loan by repaying some or all of the Policy's outstanding loan.

TAX RISKS


We anticipate that the Policy should generally qualify as a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is some risk that your Policy will not be treated as a life insurance policy under Federal tax law, particularly if you make the full amount of payments permitted under the Policy. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be subject to Federal income tax on the Policy Value in most instances. However, if your Policy lapses while you have an outstanding loan, the outstanding loan will be treated as income, and you will likely be required to pay Federal income tax on the amount of the outstanding loan.



Death benefits payable under the Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay Federal income tax on the death benefit, although other taxes, such as estate taxes, may apply. Depending on the total amount of payments you make, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions (such as withdrawals) generally will be treated first as a return of your investment in the Policy and then as taxable income. Moreover, standard loans will generally not be treated as distributions, but the tax treatment of preferred loans is uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.


SURRENDER AND PARTIAL WITHDRAWAL RISKS


If you surrender the Policy or take a partial withdrawal during the first 9 Policy Years after the Policy Date (or any increase in the face amount), we will assess a surrender charge. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.


Partial withdrawals are not permitted during the first Policy Year. If Death Benefit Option 1 or Death Benefit Option 3 is in effect, we will reduce the face amount by the amount of the partial withdrawal , except the amount classified as a preferred partial withdrawal. If you take a partial withdrawal after the final payment date, the Guaranteed Death Benefit Rider will terminate. A SURRENDER OR PARTIAL WITHDRAWAL MAY HAVE ADVERSE TAX CONSEQUENCES.


LOAN RISKS


A Policy loan, whether or not repaid, will affect Policy Value over time. This will occur because we subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral, and hold it in the Fixed Account. This loan collateral does not participate in the investment performance of the Subaccounts, and it will not be credited with any higher current interest rates available to the Fixed Account. We will reduce the amount of the death benefit we pay on the insured's death by the amount of any outstanding loan. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, you will generally have to pay a significant amount of Federal income taxes on the amount of the outstanding loan. If you take a preferred loan after the final payment date, the Guaranteed Death Benefit Rider will terminate. A LOAN MAY HAVE ADVERSE TAX CONSEQUENCES.



Loan interest is charged on the outstanding loan and, if not paid in cash, is added to the outstanding loan. Therefore, over time, your outstanding loan will increase, unless you make a loan repayment. In addition, your Policy will automatically go into the grace period after the Minimum Payment Period if the Policy Value minus any outstanding loan is less than the amount needed to make a monthly deduction on a monthly processing date. The Policy will lapse without value unless you make sufficient additional payments by the end of the grace period.


PORTFOLIO RISKS


A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Please refer to the prospectuses for the Portfolios for more information. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLE

The following tables describe the fees and charges that you will pay when buying, owning, and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policyowner with the characteristics described below. These charges may not represent the charges you will pay.


The first table describes the fees and expenses that you will pay at the time when you make payments, take cash withdrawals, surrender the Policy, increase the face amount, exercise certain riders, or transfer Policy Value among the Subaccounts and the Fixed Account.


                             TRANSACTION FEES


 --------------------------------------------------------------------------------------------------------------------------------
                                                                     AMOUNT DEDUCTED -
                                                                   MAXIMUM GUARANTEED                  AMOUNT DEDUCTED - CURRENT
           CHARGE                   WHEN CHARGE IS DEDUCTED             CHARGE(1)                                 CHARGE(1)
 --------------------------------------------------------------------------------------------------------------------------------
 PAYMENT EXPENSE CHARGE                 Upon receipt               6.00% of each payment,              6.00% of each payment,
                                       of each payment           consisting of the following:        consisting of the following:

   -    Front-end Sales Load                                       3.00% of each payment                 3.00% of each payment

   -    Premium Tax Charge                                         2.00% of each payment                 2.00% of each payment

   -    Deferred Acquisition Cost                                  1.00% of each payment                 1.00% of each payment
        ("DAC Tax")  Charge

 --------------------------------------------------------------------------------------------------------------------------------
 SURRENDER CHARGE (2)                Upon surrender, decrease    Per $ 1,000 of face amount          Per $ 1,000 of face amount
                                       in face amount, or         surrendered or decreased            surrendered or decreased
                                        certain partial
                                     withdrawals during the

   -    Minimum Charge during        first 9  Policy Years or 9         $ 13.48                              $ 13.48
        first Policy Year(4)          Policy Years from the
                                      date of any increase in

   -    Maximum Charge during            the face amount(3)             $ 53.43                              $ 53.43
        first Policy Year(5)

   -    Charge for a Policy                                             $ 29.51                              $ 29.51
        insuring a male,45 years
        old at issue in the preferred
        non-tobacco underwriting
        class

---------------------------------------------------------------------------------------------------------------------------------
TRANSFER FEES                            Upon transfer           First 6 transfers in a Policy         First 12 transfers in a
                                                                  Year are free,$25 for each           Policy Year are free,$10
                                                                     subsequent transfer             for each subsequent transfer
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------

(1) We may charge fees and rates lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum guaranteed charge.



(2) The surrender charge will vary based on the age, sex and underwriting class of the insured. The surrender charge decreases every Policy Year until it reaches zero by the beginning of the tenth Policy Year after the Policy Date or date of face amount increase. The surrender charge shown in the table may not be typical of the charges you will pay. The Policy Details page of your Policy will indicate the surrender charges that apply to your Policy. You can obtain more detailed information concerning the surrender charges you would pay from our Variable Life Service Center and from a personalized illustration.



(3) If either Death Benefit Option 1 or 3 is in effect, we will assess a surrender charge on each partial withdrawal that is equal to a proportional amount of the reduction in the face amount due to the partial withdrawal. No surrender charges are assessed on a preferred partial withdrawal (that is, the portion of the withdrawal amount and the sum of the prior withdrawal amounts in the same Policy Year that do not exceed 10% of the Policy Value as of the beginning of the Policy Year).



(4) This minimum surrender charge is based on an insured with the following characteristics: Female, age 2 at issue in the youth underwriting class.



(5) This maximum surrender charge is based on an insured with the following characteristics: Female, age 66 at issue in the preferred non-tobacco underwriting class.

                                TRANSACTION FEES


 --------------------------------------------------------------------------------------------------------------------------------
                                                                     AMOUNT DEDUCTED -
                                                                   MAXIMUM GUARANTEED              AMOUNT DEDUCTED - CURRENT
           CHARGE                   WHEN CHARGE IS DEDUCTED             CHARGE(1)                          CHARGE(1)
 --------------------------------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL CHARGE         Upon partial withdrawal        2.00% of the amount                 2.00% of the amount
                                                               withdrawn, not to exceed            withdrawn, not to exceed
                                                              $25 plus. (In addition, if          $25 plus. (In addition, if
                                                              either Death Benefit Options           either Death Benefit
                                                                1 or 3 is in effect,a             Options 1 or 3 is in effect, a
                                                              proportional amount of the          proportional amount of the
                                                              applicable surrender charge         applicable surrender charge
                                                              on the amount of the partial        on the amount of the partial
                                                              withdrawal that exceeds the         withdrawal that exceeds the
                                                              preferred partial withdrawal         preferred partial withdrawal
                                                                       amount)                                amount)
---------------------------------------------------------------------------------------------------------------------------------
      PROCESSING CHARGE              Upon change of                       $  25                                $  0
                                  allocation instructions
                                    for net payments
--------------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGE:
--------------------------------------------------------------------------------------------------------------------------------
GUARANTEED DEATH BENEFIT RIDER     When rider is elected                  $  25                                $  25
--------------------------------------------------------------------------------------------------------------------------------



The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.


            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


---------------------------------------------------------------------------------------------------------------------------------
                                                                           AMOUNT DEDUCTED -
                                                                           MAXIMUM GUARANTEED           AMOUNT DEDUCTED -
       CHARGE                            WHEN CHARGE IS DEDUCTED                CHARGE                   CURRENT CHARGE
---------------------------------------------------------------------------------------------------------------------------------
THE MONTHLY DEDUCTION CONSISTS             On each monthly
OF THE FOLLOWING CHARGES(PLUS               processing date
ANY OPTIONAL RIDER CHARGES
SHOWN LATER IN THIS FEE TABLE):
---------------------------------------------------------------------------------------------------------------------------------
 1.  COST OF INSURANCE(6)(WITHOUT          On each monthly
     EXTRA RATINGS)(7)                 processing date until the
                                           final payment date
     -   Minimum Charge(8)                                               $.01 per $1000 of net           $.01 per $1000 of net
                                                                        amount at risk per month(9)    amount at risk per month

     -   Maximum Charge(10)                                             $83.33 per $1000 of net          $40.31 per $1000 of net
                                                                        amount at risk per month       amount at risk per month

     -   Initial Charge for a Policy                                    $.06 per $1000 of net            $.06 per $1000 of net
         insuring a male, 45 years                                      amount at risk per month        amount at risk per month
         old at issue in the
         preferred non-tobacco
         underwriting class
---------------------------------------------------------------------------------------------------------------------------------
2.   MONTHLY MORTALITY AND                 On each monthly              For first 120 months the       For first 120 months the
     EXPENSE RISK CHARGE                   processing date              Policy is in force: 0.60%       Policy is in force: 0.35%
                                                                        (annually) of your daily       (annually) of your daily
                                                                          Policy Value in each            Policy Value in each
                                                                         Subaccount; thereafter          Subaccount; thereafter
                                                                             0.30% (annually)               0.10% (annually)
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------


(6) Cost of insurance charges are based on the insured's issue age, sex, underwriting class, Policy Year, and the net amount at risk. Your cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The Policy Details page of your Policy will indicate the guaranteed cost of insurance charge that applies to your Policy. You can obtain more detailed information concerning your cost of insurance charges from the Variable Life Service Center and from a personalized illustration.



(7) Extra ratings are additional charges assessed on Policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $15 monthly per $1,000 of net amount at risk or 400% of your monthly cost of insurance deduction.



(8) This minimum charge is based on an insured with the following characteristics: Female, age 8 at issue in the youth underwriting class.



(9) The net amount at risk equals the death benefit on the monthly processing date minus the Policy Value on the monthly processing date, calculated before the monthly deduction is taken.



(10) This maximum charge is based on an insured with the following characteristics: Male, age 99 in the standard tobacco underwriting class.

           PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


--------------------------------------------------------------------------------------------------------------------------------
                                                                          AMOUNT DEDUCTED -
                                                                          MAXIMUM GUARANTEED           AMOUNT DEDUCTED -
      CHARGE                            WHEN CHARGE IS DEDUCTED                CHARGE                    CURRENT CHARGE
--------------------------------------------------------------------------------------------------------------------------------
3.  MONTHLY ADMINISTRATION FEE           On each monthly                      $7.50                           $7.50
                                       processing date until the
                                         final payment date
--------------------------------------------------------------------------------------------------------------------------------
4.  MONTHLY EXPENSE CHARGE (11)       On monthly processing
                                      date for the first ten

    -  Minimum Charge (12)            Policy Years after Policy          $.08 per $1000 of face          $.08 per $1000 of face
                                      Date or increase in face             amount per month                amount per month


    -  Maximum Charge (13)                   amount                      $0.88 per $1000 of face         $0.88 per $1000 of face
                                                                           amount per month                amount per month

    -  Charge for a Policy                                               $.34 per $1000 of face         $.34 per $1000 of face
       insuring a male,45 years                                             amount per month               amount per month
       old at issue in the
       preferred non-tobacco
       underwriting class
--------------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD (14)               Upon each Policy                  Standard Loans: 2.0% on      Standard Loans: 0.8% on
                                      Anniversary for the prior            the outstanding loan not     the outstanding loan not
                                         Policy Year (15)                  attributable to earnings      attributable to earnings
                                                                          Preferred Loans: 0.5% on     Preferred Loans: 0.0% on
                                                                           the outstanding loan         the outstanding loan
                                                                          attributable to earnings      attributable to earnings
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------

(11) The Monthly Expense Charge for a standard Policy is a level 10-year charge that is set based on the insured's age, gender and underwriting class on the Policy Date (or on the date of face amount increase). The Monthly Expense Charge rate shown in the table may not be typical of the charges you will pay. The Policy Details page of your Policy will indicate the Monthly Expense Charge rate that applies to your Policy. You can obtain more detailed information concerning your Monthly Expense Charge from the Variable Life Service Center.



(12) This minimum charge is based on an insured with the following characteristics: Female, age 0 at issue in the youth underwriting class.



(13) This maximum charge is based on an insured with the following characteristics: Male, age 65 and 66 at issue in the standard tobacco underwriting class.



(14) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan which is currently 4.8% annually for a standard loan ( (guaranteed not to exceed 6.0% annually ) and the amount of interest we credit to the amount in your Loan Account, which is 4.0% annually , both current and guaranteed, on a standard loan . For that part of the outstanding loan that is attributable to earnings, you may elect preferred loan rates. The current preferred loan rate charged is 4.0%, guaranteed not to exceed 4.5%.



(15)While a Policy loan is outstanding, loan interest is charged in arrears on each Policy Anniversary or, if earlier, on the date of Policy lapse, surrender, or the insured's death.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


--------------------------------------------------------------------------------------------------------------------------------
                                                                          AMOUNT DEDUCTED -
                                                                          MAXIMUM GUARANTEED           AMOUNT DEDUCTED -
      CHARGE                            WHEN CHARGE IS DEDUCTED                 CHARGE(1)               CURRENT CHARGE(1)
--------------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:(16)
--------------------------------------------------------------------------------------------------------------------------------
DISABILITY WAIVER OF PAYMENT            On Policy Date and on
 RIDER (17)                             each Policy Anniversary
                                              thereafter

  -  Minimum Charge (18)                                                  $ .04 per $1,000 of net      $ .04 per $1,000 of net
                                                                            amount at risk per month     amount at risk per month

  -  Maximum Charge(19)                                                   $ .22 per $1,000 of net      $ .22 per $1,000 of net
                                                                            amount at risk per month      amount at risk per month

  -  Charge for a 45 year old                                             $ .06 per $1,000 of net      $ .06 per $1,000 of net
                                                                            amount at risk per month      amount at risk per month
--------------------------------------------------------------------------------------------------------------------------------
OTHER INSURED TERM INSURANCE            When rider is elected and
RIDER (20)                                   on each monthly
                                        processing day thereafter

  -  Minimum Charge (21)                                                  $.01 per $1,000 of rider     $.01 per $1,000 of rider
                                                                            face amount per month         face amount per month

  -  Maximum Charge (22)                                                  $83.33 per $1,000 of rider   $40.31 per $1,000 of rider
                                                                            face amount per month         face amount per month

  -  Charge for a 45 year old,                                            $.06 per $1,000 of rider     $.06 per $1,000 of rider
      male, preferred insured                                               face amount per month         face amount per month
--------------------------------------------------------------------------------------------------------------------------------
 TERM LIFE INSURANCE RIDER (20)          When rider is elected and
                                            on each monthly
                                         processing day thereafter

  -  Minimum Charge (21)                                                  $.01 per $1,000 of rider     $.01 per $1,000 of rider
                                                                            face amount per month         face amount per month

  -  Maximum Charge (22)                                                  $83.33 per $1,000 of rider   $40.31 per $1,000 of rider
                                                                            face amount per month         face amount per month

  -  Charge for a 45 year old,                                            $.05 per $1,000 of rider     $.05 per $1,000 of rider
     male, preferred insured                                                face amount per month         face amount per month
--------------------------------------------------------------------------------------------------------------------------------



The following table shows the range of Portfolio fees and expenses for the fiscal year ended December 31, 2002. Expenses of the Portfolios may be higher or lower in the future. You can obtain more detailed information concerning each Portfolio's fees and expenses in the prospectus for each Portfolio.




(16) Optional rider charges (except for the Guaranteed Death Benefit Rider) are added to the monthly deduction and vary based on some or all of the following factors: the insured's issue or actual age, sex, and underwriting class, Policy Year, and rider face amount or net amount at risk. The rate of the charges may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. The Policy Details page of your Policy or the specifications page(s) for the rider will indicate the rider charges that apply to your Policy. You can obtain more detailed information concerning these rider charges from our Variable Life Service Center.



(17) The rider charges are based on the age of the insured and will increase each year with the age of the insured.



(18) This minimum charge is based on an insured with the following characteristics: age 0.



(19) This maximum charge is based on an insured with the following characteristics: age 59.



(20) The charge for this rider is based on the insured's or other insured's age, gender and underwriting class. The rates you will pay for this rider will generally increase each year with the age of the insured or other insured. If the insured or other insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $15 monthly per $1,000 of rider face amount or 400% of your monthly cost of insurance deduction.



(21) This minimum charge is based on an insured or other insured with the following characteristics: Female, age 8 at issue in the youth underwriting class.



(22) This maximum charge is based on an insured or other insured with the following characteristics: Male, age 99 in the tobacco underwriting class.

RANGE OF ANNUAL OPERATING EXPENSES FOR THE PORTFOLIOS (1)


----------------------------------------------------------------------------------------------------------------------------
                                                                                MINIMUM                              MAXIMUM
----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that            0.29%                                 2.96%
are deducted from Portfolio assets, including management fees, 12b-1 fees, and other expenses)
----------------------------------------------------------------------------------------------------------------------------
NET ANNUAL PORTFOLIO OPERATING EXPENSES AFTER CONTRACTUAL                        1.35%                                 1.98%
WAIVERS AND REIMBURSEMENTS (2)(expenses that are deducted from
Portfolio assets, including management fees, 12b-1 fees and other expenses)
----------------------------------------------------------------------------------------------------------------------------



(1) The Portfolio expenses used to prepare this table were provided to us by the fund(s). We have not independently verified such information. The expenses are those incurred as of December 31, 2002. Current or future expenses may be greater or less than those shown.



(2) The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements that require a Portfolio's investment adviser to reimburse or waive expenses until December 31, 2003.



The following table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2002.



ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets):



                                                                                                                        NET ANNUAL
                                                                                                GROSS   FEE WAIVERS     PORTFOLIO
                                                                 MANAGE-                        TOTAL    AND EXPENSE    OPERATING
                                                                  MENT        12b-1   OTHER     ANNUAL   REIMBURSE-     EXPENSES
                           PORTFOLIO                              FEES        FEES   EXPENSES  EXPENSES     MENTS      (CONTRACTUAL)
-----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND  (CLASS O SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
    Growth Portfolio                                              0.75%      0.00%    0.10%     0.85%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Leveraged AllCap Portfolio                                    0.85%      0.00%    0.11%     0.96%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
    MidCap Growth Portfolio                                       0.80%      0.00%    0.13%     0.93%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Small Capitalization Portfolio                                0.85%      0.00%    0.12%     0.97%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
FUND, INC. (INITIAL SHARES)                                       0.75%      0.00%    0.05%     0.80%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------
    Appreciation Portfolio                                        0.75%      0.00%    0.03%     0.78%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Growth and Income Portfolio                                   0.75%      0.00%    0.05%     0.80%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND  (INITIAL CLASS)
-----------------------------------------------------------------------------------------------------------------------------------
    Asset Manager(SM) Portfolio (1)                               0.53%      0.00%    0.10%     0.63%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Contrafund(R)Portfolio (1)                                    0.58%      0.00%    0.10%     0.68%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Growth Opportunities Portfolio (1)                            0.58%      0.00%    0.12%     0.70%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Growth Portfolio (1)                                          0.58%      0.00%    0.09%     0.67%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
    High Income Portfolio                                         0.58%      0.00%    0.12%     0.70%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Index 500 Portfolio (2)                                       0.24%      0.00%    0.09%     0.33%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Investment Grade Bond Portfolio (3)                           0.43%      0.00%    0.11%     0.54%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Money Market Portfolio                                        0.20%      0.00%    0.09%     0.29%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Overseas Portfolio (1)                                        0.73%      0.00%    0.17%     0.90%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------------------------------------------------
    Capital Growth Fund (4)                                       0.75%      0.00%    0.85%     1.60%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
    CORE(SM) U.S. Equity Fund (4)                                 0.70%      0.00%    0.16%     0.86%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Growth and Income Fund (4)                                    0.75%      0.00%    0.46%     1.21%       N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        NET ANNUAL
                                                                                                 GROSS    FEE WAIVERS    PORTFOLIO
                                                                 MANAGE-                         TOTAL    AND EXPENSE    OPERATING
                                                                  MENT        12b-1   OTHER      ANNUAL   REIMBURSE-     EXPENSES
                           PORTFOLIO                              FEES        FEES   EXPENSES   EXPENSES    MENTS      (CONTRACTUAL)
-----------------------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES
-----------------------------------------------------------------------------------------------------------------------------------
    Flexible Income Portfolio (Service Shares)                    0.61%      0.25%    0.05%     0.91%       N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
    International Growth Portfolio (Institutional Shares) (5)     0.65%      0.00%    0.09%     0.74%       N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
THE MONTGOMERY FUNDS III
-----------------------------------------------------------------------------------------------------------------------------------
    Emerging Markets Funds                                        1.25%      0.00%    0.43%     1.68%       N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
PROFUNDS  (6)
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Basic Materials Fund                               0.75%      1.21%    0.25%     2.21%      (0.23)%         1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Bear Fund                                          0.75%      1.03%    0.25%     2.03%      (0.05)%         1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Consumer Cyclical Fund                             0.75%      1.65%    0.25%     2.65%      (0.67)%         1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Consumer Non-Cyclical Fund                         0.75%      1.10%    0.25%     2.10%      (0.12)%         1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Energy Fund                                        0.75%      1.16%    0.25%     2.16%      (0.18)%         1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Financial Fund                                     0.75%      1.14%    0.25%     2.14%      (0.16)%         1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Healthcare Fund                                    0.75%      1.14%    0.25%     2.14%      (0.16)%         1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Industrial Fund                                    0.75%      1.65%    0.25%     2.65%      (0.67)%         1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Money Market Fund                                  0.75%      0.51%    0.25%     1.51%      (0.16)%         1.35%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Pharmaceuticals Fund                               0.75%      1.12%    0.25%     2.12%      (0.14)%         1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Precious Metals Fund                               0.75%      0.98%    0.25%     1.98%        N/A           1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Real Estate Fund                                   0.75%      1.13%    0.25%     2.13%      (0.15)%         1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Rising Rates Opportunity Fund                      0.75%      1.13%    0.25%     2.13%      (0.15)%         1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Short OTC Fund                                     0.75%      0.96%    0.25%     1.96%        N/A           1.96%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Short Small-Cap Fund                               0.75%      0.73%    0.25%     1.73%        N/A           1.73%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Technology Fund                                    0.75%      1.27%    0.25%     2.27%      (0.29)%         1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP Telecommunications Fund                            0.75%      1.19%    0.25%     2.19%      (0.21)%         1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP U.S. Government Plus Fund                          0.50%      0.96%    0.25%     1.71%        N/A           1.71%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP UltraBull Fund (formerly ProFund VP Bull Plus)     0.75%      1.12%    0.25%     2.12%      (0.27)%         1.85%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP UltraMid-Cap Fund                                  0.75%      1.36%    0.25%     2.36%      (0.38)%         1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP UltraOTC Fund                                      0.75%      1.08%    0.25%     2.08%      (0.13)%         1.95%
-----------------------------------------------------------------------------------------------------------------------------------
    ProFund VP UltraSmall-Cap Fund                                0.75%      1.15%    0.25%     2.15%      (0.17)%         1.98%
-----------------------------------------------------------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS, INC. (7)
-----------------------------------------------------------------------------------------------------------------------------------
    Communications and Information
    Portfolio (Class 1)                                           0.75%      0.00%    0.23%     0.98%        N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Frontier Portfolio  (Class 1)                                 0.75%      0.00%    0.48%     1.23%        N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Global Technology Portfolio (Class 2)                         1.00%      0.15%    0.80%     1.95%        N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Small Cap Value Portfolio (Class 2)                           1.00%      0.19%    0.18%     1.37%        N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
-----------------------------------------------------------------------------------------------------------------------------------
    Worldwide Absolute Return Fund (8)                            2.50%      0.00%    0.46%     2.96%        N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Worldwide Emerging Markets Fund (9)                           1.00%      0.00%    0.36%     1.36%        N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Worldwide Hard Assets Fund (8)                                1.00%      0.00%    0.23%     1.23%        N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Worldwide Real Estate Fund (8)                                1.00%      0.00%    0.48%     1.48%        N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------



(1) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Portfolio paid was used to reduce the Portfolio's expenses. In addition, through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. After taking into account these voluntary offsets, the Net Total Annual Expenses for the Fidelity VIP Asset Manager Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Growth Opportunities Portfolio, and Fidelity VIP Overseas Portfolio during 2002 were 0.61%, 0.64 %, 0.61%, 0.66%, and 0.86%, respectively. These offsets may be discontinued at any time.



(2) The Fidelity VIP Index 500 Portfolio's manager has voluntarily agreed to reimburse the class to the extent that Net Total Annual Expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) exceed 0.28% of the average daily net assets. This arrangement can be discontinued by the manager at any time.



(3) Through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. After taking into account these voluntary offsets, the Net Total Annual Expenses for the Fidelity VIP Investment Grade Bond Portfolio during 2002 were 0.53%. These offsets may be discontinued at any time.



(4) Goldman Sachs Asset Management, L.P., the investment adviser to the funds, has voluntarily agreed to reduce or limit certain "Other Expenses" of such funds (excluding management fees, transfer agent fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed a certain percentage of the fund's average daily net assets. After taking into account these voluntary arrangements, the Net Total Annual Expenses for the Goldman Sachs VIT Capital Growth Fund and the Goldman Sachs VIT Growth and Income Fund during 2002 were each 1.04%. For the calendar year ended December 31, 2002, there were no expense reductions and limitations for the Goldman Sachs VIT CORESM U.S. Equity Fund. In no event would the Net Total Annual Expenses for the Goldman Sachs VIT CORESM U.S. Equity Fund exceed 0.94%. These expense reductions and limitations may be discontinued or modified by the investment adviser at its discretion at any time.



(5) On March 21, 2003, the Berger Institutional Products Trust International Growth Fund merged into the Janus International Growth Portfolio. The merger occurred at the mutual fund level, resulting in a change in the name of the subaccount, but with no change in either the number of units or the accumulation unit value for the Policyowner.



(6) ProFund Advisors LLC has contractually agreed to waive the investment advisory and management services fees and to reimburse other expenses for all of the ProFunds Portfolios to the extent Gross Total Annual Expenses, as a percentage of average daily net assets, exceed 1.98% (1.73% for ProFund VP U.S. Government Plus, 1.85% for ProFund UltraBull, 1.95% for ProFund VP UltraOTC and 1.35% for ProFund VP Money Market) through December 31, 2003. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC from time to time through the next three fiscal years to the extent that repayment will not cause the Portfolio's expenses to exceed the stated limit during the respective year. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investor.



(7) The fund manager has voluntarily agreed to reimburse the Seligman Portfolios, Inc. Communications and Information Portfolio, Seligman Portfolios, Inc. Frontier Portfolio, Seligman Portfolios, Inc. Global Technology Portfolio, and Seligman Portfolios, Inc. Small-Cap Value Portfolio to the extent that "Other Expenses" exceed 0.40%, 0.75%, 0.40%, and 0.20% of the average daily net assets, respectively. After taking into account these voluntary arrangements, the Net Total Annual Expenses for the Seligman Portfolios, Inc. Global Technology Portfolio during 2002 were 1.55%.



(8) The adviser for the Van Eck Worldwide Insurance Trust Worldwide Absolute Return Fund, Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund, and Van Eck Worldwide Insurance Trust Worldwide Real Estate Fund have voluntarily agreed to reduce or limit the "Other Expenses" for the funds. After taking into account these voluntary arrangements, the Net Total Annual Expenses for Van Eck Worldwide Insurance Trust Worldwide Absolute Return Fund, Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund, and Van Eck Worldwide Insurance Trust Worldwide Real Estate Fund during 2002 were 2.50%, 1.20%, and 1.46%, respectively.



(8) The adviser for the Van Eck Worldwide Insurance Trust Worldwide Emerging Markets Fund has voluntarily agreed to reduce or limit the "Other Expenses" for the fund. The net effect of the expense reimbursement by the fund's adviser was 0.03% to the average daily net assets. After taking into account these voluntary arrangements , Net Total Annual Expenses for the fund during 2002 were 1.30%.



THE POLICY


PURCHASING A POLICY


To purchase a Policy, you must submit a completed application to us through a registered investment advisor who is one of our licensed insurance agents who is also a registered representative of Canada Life of America Financial Services, Inc. (CLAFS), the principal underwriter for the Policy, or through one of our agents who has a selling arrangement with CLAFS.



The minimum initial amount of insurance coverage (or face amount) is $50,000. You may increase or decrease the face amount by written request before the final payment date within certain limits.


Generally, the Policy is available for insureds between issue ages 0-85.

REPLACING EXISTING INSURANCE. It may not be in your best interest to exchange your existing life insurance policy or annuity contracts in order to purchase this Policy. Before making an exchange, you should compare both insurance policies carefully. Remember that if you exchange another life insurance policy for this Policy, you may have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. Talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the Policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial payment , the issuance of the Policy may be delayed. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person generally earns a commission if you buy this Policy through an exchange or otherwise).


APPLYING FOR A POLICY


On your application, you must select a death benefit option and a tax test. (See "Death Benefit").



After receiving your completed application, we will begin the underwriting process to decide the insurability of the proposed insured. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We may require medical examinations and other information before deciding insurability. We will issue a Policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.



In most cases, if you make an initial payment with your application of at least one minimum monthly payment, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on the age and underwriting class of the proposed insured. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. If death is by suicide during this coverage, we will return only the payments made to us.



If you have made payments before we issue the Policy, even if no fixed conditional insurance is in effect, we will allocate those net payments to a non-interest bearing account. If the Policy is not issued and accepted, we will return payments to you without interest.


WHEN INSURANCE COVERAGE TAKES EFFECT


We will issue the Policy only if the underwriting process has been completed, the application has been approved (or we receive your written consent to any changes to the application, if necessary), the proposed insured is alive on the Date of Issue and in the same condition of health as described in the application, and the minimum initial payment also has been made. Full insurance coverage under the Policy will take effect on the Policy Date . The Policy Date may be different from the Date of Issue. The Policy Date is printed on the Policy Details page of your Policy. We use the Policy Date to measure monthly processing dates, Policy Years and Policy Anniversaries. We begin to charge the monthly deduction from your Policy Value on the Policy Date (if your Policy is backdated, we begin to charge monthly deductions as of the backdated Policy Date.)



BACKDATING



We may sometimes backdate a Policy, at your request, by assigning a Policy Date earlier than the Date of Issue so that you can obtain lower minimum monthly payments and cost of insurance rates, based on a younger insurance age. We will backdate the Policy Date no more than six months before the Date of Issue.



When deciding whether or not backdating is appropriate for you, please take into consideration what the consequences of an earlier Policy Date may be. Backdating will cause the Policy to reach its final payment date sooner. On the first monthly processing date after the Date of Issue, you will have to pay all of the monthly deductions for the backdated period. However, all net payments received before the Date of Issue will be credited with interest at the current Fixed Account rate for the backdated period. We will also use the Policy Date to determine the amount of minimum monthly payments necessary to guarantee that the Policy will not lapse during the Minimum Payment Period. As a result, you will not receive the benefits of protection from lapse for as long a period as someone who has purchased a Policy that is not backdated. However, you will also be subject to a shorter surrender charge period and a shorter monthly expense charge period than someone who has not backdated the Policy.


CANCELING A POLICY (RIGHT TO EXAMINE PERIOD)


INITIAL RIGHT TO EXAMINE PERIOD. You have the right to examine and cancel your Policy by returning the Policy to our Variable Life Service Center (or one of our representatives) on or before 10 days after you receive the Policy. There may be longer periods in some jurisdictions. See the "Right to Examine" provision of your Policy. If you decide to cancel the Policy during the right to examine period, we will treat the Policy as if it were never issued. We will refund monies owed within 7 days after we receive the returned Policy at our Variable Life Service Center.



If you live in a state that requires us to return a full refund of payment, we will refund the greater of:



-    your entire payment(s) as of the date we receive the returned Policy; or


- the Policy Value as of the date we receive the returned Policy, plus deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed.)


If you live in a state that requires us to return Policy Value, we will refund:


-    your Policy Value as of the date we receive the returned Policy, plus

- any deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed).

We may postpone payment of the refund under certain conditions.


RIGHT TO EXAMINE PERIOD FOR AN INCREASE IN FACE AMOUNT. Similarly, after an increase in face amount, we will mail or deliver to you a new set of Policy Details pages for the increase. You will have the right to cancel the increase on or before 10 days after you receive the new set of Policy Details pages. There may be longer periods in some jurisdictions. If you cancel the increase, you will receive a credit to your Policy Value of the charges deducted for the increase. We will waive any surrender charge computed for the increase.


STATE VARIATIONS


Any state variations in the Policy, any endorsements and any riders are described in a special form for use in that state. This prospectus provides a general description of the Policy. Your actual Policy and any endorsements and riders are the controlling documents. If you would like to receive a replacement copy of your Policy and any of its endorsements and riders, contact the Variable Life Service Center.


OWNERSHIP RIGHTS


The Policy belongs to the person named as owner in the application (you), unless later changed. You are the insured unless you specify a different person in the application as the insured or the Policyowner is changed thereafter. While the insured is living, you may exercise all of the rights and options granted in the Policy, with the consent of any irrevocable beneficiary and subject to the terms of any assignment of the Policy. Your principal rights as Policyowner are as follows:


-    to appoint or change beneficiaries;

-    to receive amounts payable before the death of the insured;

- to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

-    to change the Policyowner of this Policy; and

- to change the face amount of this Policy (you must obtain the insured's consent if you want to increase the face amount).


No appointment or change in appointment of a Policyowner will take effect unless you send (and we receive) a written request to the Variable Life Service Center. When we receive it, the request will take effect as of the date you signed it, subject to payment or other action taken by us before it was received. Changing the Policyowner may have adverse tax consequences.


MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, secretary or chief actuary. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

- to make the Policy or the Variable Account comply with any law (or regulation issued by a governmental agency) to which we are subject;

- to assure continued qualification of the Policy as a life insurance contract under the Code or other Federal or state laws relating to variable life policies;

-    to reflect a change in the operation of the Variable Account; or

-    to provide additional Variable Account and/or fixed accumulation options.


If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

OTHER POLICIES


We offer other variable life insurance policies and variable annuity policies that may invest in the same Portfolios of the Funds. We also offer a full line of traditional life insurance and annuity policies through our affiliated company, The Canada Life Assurance Company. For more information about these policies, please contact our Home Office or one of our representatives.



CONVERSION RIGHTS FOLLOWING THE DATE OF ISSUE OR INCREASE IN FACE AMOUNT



Within 24 months of the Date of Issue or of an increase in the face amount, you may convert your Policy into a fixed policy by transferring all Policy Value in the Subaccounts to the Fixed Account. The conversion will take effect as of the end of the valuation period in which we receive your written notice of conversion that is satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the Fixed Account. We will not assess any transfer or other charges in connection with this conversion, and this transfer will not count toward the number of "free" transfers permitted each Policy Year. SUCH AN EXCHANGE MAY HAVE TAX CONSEQUENCES.



PAYMENTS


FLEXIBLE PAYMENTS


You have the flexibility to determine the frequency and the amount of the payments you make. Unlike conventional insurance policies, you do not have to make your payments according to a rigid and inflexible schedule. You may make additional payments at any time while the insured is alive and the Policy is in force, before the final payment date, and subject to any applicable maximum payment limitations. You may send your payment by mail to our Variable Life Service Center. We will not begin processing any payment until we receive it at our Variable Life Service Center.



If you have an outstanding Policy loan, YOU MUST ASK US TO APPLY THE PAYMENT AS A LOAN REPAYMENT OR WE WILL ALLOCATE THE NET PAYMENT TO THE SUBACCOUNTS AND/OR THE FIXED ACCOUNT. You also may choose to have payments automatically deducted periodically from your bank account or other source under an electronic funds transfer plan (described below).



You may stop making payments at any time and your Policy will continue in force until the date when either: (i) the insured dies; (ii) the Policy lapses without a sufficient payment; or (iii) we receive your written request to surrender the Policy.


MINIMUM INITIAL PAYMENT


You must make the minimum initial payment for full insurance coverage to begin. The minimum initial payment will vary based upon your Policy's face amount, and the insured's age, underwriting class and gender. This amount is the only payment you are required to make under this Policy. However, you greatly increase your risk of lapse if you do not regularly make payments according to the Minimum Payment Period schedule.


MINIMUM MONTHLY PAYMENTS - NO LAPSE GUARANTEE


The minimum monthly payment is the monthly payment amount you must make in order for us to guarantee that your Policy will not lapse during the Minimum Payment Period. The length of the Minimum Payment Period is 48 Policy Months after the Policy Date or any increase in face amount.



MINIMUM PAYMENT PERIOD REQUIREMENT. If, on each monthly processing date, the sum of all payments you have made, less the outstanding loan, partial withdrawals, and partial withdrawal charges, equals or exceeds the cumulative sum of minimum monthly payments in effect for each month from the Policy Date and/or an increase in face amount up to and including the current monthly processing date, then we guarantee that your Policy will not lapse during the Minimum Payment Period.



To guarantee that your Policy will not lapse, the minimum monthly payments that you would have to make could be significant.



If, during the Minimum Payment Period, you change the face amount, receive a change in the insured's underwriting classification, or if you change, add or delete a benefit rider, we will recalculate the minimum monthly payment and notify you of the new amount you must pay to provide you with a guarantee against lapse. The new minimum monthly payment will apply from the date of the change.


Your Policy Details page will show a Minimum Payment Period and minimum monthly payment for your Policy, which is based on the insured's issue age, sex, underwriting class, face amount, and riders.

After the end of the Minimum Payment Period, the Policy will be kept in force only as long as the Policy Value, minus the outstanding loan, on a monthly processing date is sufficient to cover the amount of each monthly deduction plus loan interest accrued and your loan is not foreclosed. Payment of only the minimum monthly payment during the Minimum Payment Period may result in a Policy Value that is not sufficient to meet future monthly deductions and loan interest accrued beyond the Minimum Payment Period. YOU MAY BE REQUIRED TO MAKE ADDITIONAL PAYMENTS IN ORDER TO KEEP YOUR POLICY IN FORCE.


PERIODIC PLANNED PAYMENT SCHEDULE



If you decide to establish a schedule of periodic planned payments, we will bill you at regular intervals. You may request that we send you a signed receipt of the payment. You may change the planned payment schedule; you may make unscheduled payments; and you may skip planned payments. You may not make any payments after the Policy's final payment date. MAKING PERIODIC PLANNED PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. The Policy will not necessarily lapse if you fail to make periodic planned payments.


ELECTRONIC FUNDS TRANSFER


You may choose to have monthly or periodic planned payments automatically collected from your checking or savings account pursuant to an electronic funds transfer (EFT) agreement. You may terminate the EFT method of payment after 30 days by written request, and we may terminate the EFT method of payment at any time if a payment has not been made by your bank. The EFT method of payment is not available on the 29th, 30th or 31st day of each month. There is no charge for this feature.


PAYMENT LIMITATIONS


No payments may be made after the final payment date.



TAX LIMITATIONS. There are no limits on the total amount of payments you may make if you have selected Death Benefit Option 3 that applies the Cash Value Accumulation Tax test. Even so, we will not accept a payment that will cause the Policy to become a modified endowment contract without your consent (as described below).



IF YOUR DEATH BENEFIT OPTION IS EITHER 1 OR 2, WE MAY LIMIT OR REFUND ANY PAYMENT OR PORTION OF A PAYMENT IF:



- the payment would disqualify the Policy as a life insurance contract under the Code; or



- the payment would increase the base death benefit by more than the amount of such payment (unless you provide us with satisfactory evidence of insurability).



We have established procedures to monitor whether aggregate payments made under a Policy exceed the current maximum payment limitations that qualify the Policy as life insurance according to Federal tax laws. We will not allow you to make any payments that would cause the total amount of the payments you have made to exceed those limits. If you make a payment that would cause your total payments to be greater than the maximum payment limitations, we will accept only that portion of the payment that would make total payments equal the maximum amount that may be made under the Policy. We will apply an excess first to repay any outstanding loan; if there are remaining excess payments, we will return the excess to you. However, we will accept payment needed to prevent Policy lapse during a Policy Year. For more information on the available death benefit options, see "Base Death Benefit Options" in this prospectus.



REFUND OF EXCESS PAYMENT FOR MODIFIED ENDOWMENT CONTRACTS (MECs). We will refund the amount of any payment received which would cause the Policy to become a MEC unless you provide us with written notice stating it is acceptable to you that your Policy becomes a MEC. You should consult a tax adviser to discuss the potential tax effects of allowing this Policy to become a MEC particularly if you have an outstanding loan.



TAX-FREE EXCHANGES (1035 EXCHANGES). We may accept as part of your initial payment, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Code. You should consult a tax adviser to discuss the potential tax effects of such a transaction.


ALLOCATING NET PAYMENTS


Each net payment we receive after the Date of Issue (or the Right to Examine period as described below) will be allocated as of the valuation day it is received at the Variable Life Service Center to the Fixed Account and/or Subaccounts in accordance with your payment allocation instructions then in effect. If you are investing in the ProFunds VP Subaccounts, only your investment advisor can give us allocation instructions.

When you apply for a Policy, you must instruct us in the application to allocate your net payment to one or more Subaccounts and/or to the Fixed Account according to the following rules:


- Allocation percentages must be in whole numbers, with the total allocation to all selected accounts equaling 100%.


- We will allocate the net payment as of the valuation day we receive it at our Variable Life Service Center according to your current payment allocation instructions, unless otherwise specified.



- We process net payments allocated to a Subaccount based on the Subaccount's unit value next determined at the end of the valuation day (usually 4:00 p.m. Eastern Time) on which we receive them. Net payments received after the end of the valuation day are processed using unit values determined at the end of the next valuation day.



- You may change the allocation instructions for additional net payments by written request or by telephone request. Any change in allocation instructions will be effective on the date we record the change. No charge is currently imposed for changing payment allocation instructions. We may impose a processing charge of up to $25 in the future.



- You may make a different allocation for one net payment per Policy Year without submitting new payment allocation instructions to us. You must specify that you do not wish to change the payment allocation instructions that we have on file.


Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges and partial withdrawals. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.


PAYMENTS BEFORE ACCEPTANCE



If you make a payment with your application for the Policy, or at any time before Acceptance, we will hold the payment in a non-interest bearing account. If you have backdated your Policy, we will credit the net payments with interest at the current Fixed Account rate for the backdated period. If the Policy is not issued and accepted, we will refund all payments made by you without interest.



PAYMENTS DURING THE RIGHT TO EXAMINE PERIOD



If your Policy provides for a refund of Policy Value under the Right to Examine provision, we will allocate your initial net payments on the date of Acceptance in accordance with the allocation instructions in the application or in a subsequent written request.



If your Policy provides for a full refund of payments under the Right to Examine provision, we will allocate to the Fidelity VIP Money Market Subaccount any initial and subsequent net payments you request to be allocated to the Subaccounts that we receive at the Variable Life Service Center within 14 days from the date of Acceptance. However, we will allocate such net payments to the Fidelity VIP Money Market Subaccount for:



- 24 days from the date of Acceptance, if this Policy is issued in states with a 20-day right to examine; or



- 34 days from the date of Acceptance, for California citizens age 60 and older who have a 30-day right to examine.



Immediately after this period, the Policy Value in the Fidelity VIP Money Market Subaccount will be reallocated in accordance with your allocation instructions in the application or in a subsequent written request.



ALLOCATING NET PAYMENTS TO THE PROFUNDS VP SUBACCOUNTS

You may invest in the ProFunds VP Subaccounts only if you have retained an investment advisor to provide asset allocation services for their advisory account.


CONDITIONS FOR INVESTING IN THE PROFUNDS VP SUBACCOUNTS

- You are responsible for selecting, supervising, and paying any compensation to your investment advisor.


- You must execute a limited power of attorney authorizing your investment advisor to give allocation and transfer directions to us and/or our designee.


- Your executed limited power of attorney must also provide that you will hold the Company, its directors, officers, and employees harmless from all liabilities and costs, including attorney fees and expenses, which they may incur by relying upon the instructions of the investment advisor or upon the limited power of attorney.

- Only your investment advisor may instruct us to allocate your net payments or transfers amounts among the Subaccounts and to the Fixed Account.

- To change your investment advisor without interrupting your allocations and transfers among the ProFunds VP Subaccounts, you must notify us in writing of the name of your new investment advisor; and provide us with a power of attorney approved by us authorizing your new investment advisor to give us asset allocation instructions.

We do not recommend, supervise or select your investment advisor. We do not make recommendations on asset allocations. We are not responsible for the advice provided by your investment advisor.


As required by the limited power of attorney, we will transfer all of your Policy Value from the ProFunds VP Subaccounts to the Fidelity VIP Money Market Subaccount as of the day we receive notification of any of the following:


- your investment advisor is no longer authorized by you to give asset allocation instructions on your behalf;


-    your investment advisory agreement is terminated;


-    your investment advisor has died; or

-    your investment advisor is otherwise not able to act on your behalf.


We will notify you of the transfer and the information we received. You may transfer amounts from the Fidelity VIP Money Market Subaccount to any Subaccounts other than the ProFunds VP Subaccounts and to the Fixed Account without an investment advisor. Until we receive written notification that you have named a new investment advisor and a power of attorney authorizing your new investment advisor to give us investment instructions, you may not invest in the ProFunds VP Subaccounts.



If you enter into an investment advisory agreement with your investment advisor to have the investment advisor's fees paid out of the Policy, you should consider the tax consequences of withdrawing Policy Value to pay such fee. For important consequences of such withdrawals, see "Federal Tax Considerations." You may have to pay surrender charges and a partial withdrawal fee, and your base death benefit could be affected if your investment advisory fees are paid out of your Policy Value.


Asset allocation involving the ProFunds VP Subaccounts may be characterized as aggressive investing. There is no assurance that your investment advisor will successfully predict market fluctuations. In selecting your investment advisor, you should carefully consider his or her background, experience and reputation.

VALUES UNDER THE POLICY

POLICY VALUE

The Policy Value serves as the starting point for calculating values under a Policy.

POLICY VALUE:

- equals the sum of all values in the Fixed Account, including any outstanding loan, and in the Variable Account;

-    is determined first on the Date of Issue and then on each valuation day;
     and


- has no guaranteed minimum amount and may be more or less than payments made.


Policy Value varies from day to day, depending on such factors as the investment performance of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY VALUE.

CASH SURRENDER VALUE


The cash surrender value is the amount we pay to you when you surrender your Policy. We determine the cash surrender value at the end of the valuation day on which we receive your Policy and a written request to surrender at the Variable Life Service Center. If we receive your written surrender request after the close of a valuation day, usually 4:00 p.m. Eastern Time, we will determine the cash surrender value as of the end of the next valuation day.

CASH SURRENDER VALUE AT THE END OF ANY VALUATION DAY EQUALS:

-    the Policy Value as of such date; minus

-    any surrender charge as of such date; minus


-    any outstanding loan as of such date.


SUBACCOUNT VALUE


At the end of any valuation period, the Subaccount Value is equal to the number of units in the Subaccount multiplied by the unit value of that Subaccount.


THE NUMBER OF UNITS IN ANY SUBACCOUNT AT THE END OF ANY VALUATION DAY EQUALS:

-    the initial units purchased at unit value on the Date of Issue; plus

-    units purchased with any additional net payments; plus

- units purchased when Policy Value is transferred from another Subaccount or the Fixed Account; minus

- units redeemed to pay a pro-rata share of the monthly deduction allocated to the Subaccount; minus

- units redeemed to pay a pro-rata share of partial withdrawals (and any applicable partial withdrawal charge); minus

- units redeemed as part of transfers to another Subaccount and/or the Fixed Account (and any applicable transfer charges); minus

- units redeemed to pay a pro-rata share of transaction charges allocated to the Subaccount for changes in face amount of the Policy.


Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount that is next determined at the end of the valuation day on which we receive your payment or transaction request.


Certain events will reduce the number of units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Subaccount Value will result in the redemption of the appropriate number of units of that Subaccount, as will surrender of the Policy, payment of death benefit proceeds, transfer of loan collateral, and the deduction of a monthly deduction. Units are redeemed as of the end of the valuation period in which we receive written notice of the event.

UNIT VALUE


The value (or price) of each Subaccount will reflect the investment performance of the Portfolios in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value may increase or decrease from one valuation period to the next.



THE UNIT VALUE OF ANY SUBACCOUNT AT THE END OF ANY VALUATION DAY EQUALS:



- the unit value of the Subaccount on the immediately preceding valuation day; multiplied by



-    the net investment factor for that Subaccount on that valuation day.



THE NET INVESTMENT FACTOR:


- measures the investment performance of a Subaccount from one valuation period to the next;


- increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio; and



- decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the insurance charge.


FIXED ACCOUNT VALUE


On Acceptance, the Fixed Account Value is equal to the net payments allocated to the Fixed Account, minus the portion of the first monthly deduction taken from the Fixed Account.


THE FIXED ACCOUNT VALUE AT THE END OF ANY VALUATION DAY IS EQUAL TO:

-    the net payment(s) allocated to the Fixed Account; plus

- any amounts transferred to the Fixed Account (including any outstanding loan); plus

-    interest credited to the Fixed Account; minus

- amounts withdrawn from the Fixed Account (including any applicable withdrawal charges); minus

- amounts transferred from the Fixed Account (including any outstanding loan) to a Subaccount including any applicable transfer fees; minus

-    any other transaction charges allocated to the Fixed Account; minus

-    amounts deducted to pay for monthly deductions.

DEATH BENEFIT


If the insured dies while the Policy is in force, we will pay the death benefit to the beneficiary once we receive at our Variable Life Service Center satisfactory proof of the insured's death. We may require that the Policy is returned to us.



We will generally pay interest on the death benefit from the date of the insured's death to the date the death benefit is paid. You may choose for the death benefit to be paid out either as a lump sum or under one of the payment options provided by the Policy. If the death benefit is paid in a lump sum, we will credit interest at the greater of (i) 3.00% annually, or (ii) any higher rate required by applicable law. For more information on payment of death benefit proceeds, call the Variable Life Service Center for a free copy of the Statement of Additional Information.


DEATH BENEFIT ON OR BEFORE THE FINAL PAYMENT DATE

THE DEATH BENEFIT EQUALS:


- the base death benefit (described below) in effect on the insured's date of death; PLUS



-    any additional death benefit provided by a rider; MINUS



- any monthly deductions due and unpaid through the Policy Month that the insured dies; MINUS any outstanding loan; and MINUS any partial withdrawals and partial withdrawal charges.


DEATH BENEFIT AFTER THE FINAL PAYMENT DATE

IF THE GUARANTEED DEATH BENEFIT RIDER IS NOT IN EFFECT, THE DEATH BENEFIT
EQUALS:


-    The Policy Value as of the insured's date of death; MINUS



-    any outstanding loan; MINUS



-    any partial withdrawals and partial withdrawal charges; MINUS



- any mortality and expense risk charges due and unpaid through the Policy Month that the insured dies.



IF THE GUARANTEED DEATH BENEFIT RIDER IS IN EFFECT, THE DEATH BENEFIT EQUALS THE GREATER OF:



- the Policy Value on the insured's date of death; MINUS any outstanding loan on the date of death; MINUS any mortality and expense risk charges due and unpaid through the month that the insured dies; or



- the face amount in effect on the final payment date; MINUS any outstanding loan on the insured's date of death; and MINUS any mortality and expense risk charges due and unpaid through the month that the insured dies.


BASE DEATH BENEFIT OPTIONS


In the application for the Base Policy, you may choose between three death benefit options: Option 1--Level Guideline Premium Test; Option 2--Adjustable Guideline Premium Test; and Option 3--Level Cash Value Accumulation Test. We will not issue a Policy to you unless you have selected a death benefit option. We calculate the amount available under each death benefit option as of the date of the insured's death.



If you have selected Death Benefit Option 1 or 3, the face amount is reduced by the amount of the partial withdrawal not classified as a preferred partial withdrawal.



THE BASE DEATH BENEFIT UNDER OPTION 1 AND OPTION 3 IS THE GREATER OF:



-    the face amount; OR



- the minimum death benefit equal to the Policy Value (determined on the valuation day on or next following the date of the insured's death) multiplied by the applicable factor for the insured's age (see Appendix A for Option 1 and Appendix B for Option 3)





THE BASE DEATH BENEFIT UNDER OPTION 2 IS THE GREATER OF:


-    the face amount plus the Policy Value on the date of the insured's death;
     or



- the minimum death benefit equal to the Policy Value (determined on the valuation day on or next following the date of the insured's death multiplied by the applicable Guideline Premium factor for the insured's age (see Appendix A).



WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have net payments and any favorable investment performance reflected partly in the form of an increasing death benefit, you should consider choosing Option 2. If you are satisfied with the amount of the insured's existing insurance coverage and prefer to have net payments and any favorable investment performance reflected to the maximum extent in the Policy Value (thus potentially reducing cost of insurance charges), you should consider choosing Options 1 or 3.



- Under Options 1 and 3, the base death benefit will generally be level and will vary with the Policy Value only when the Policy Value multiplied by the applicable factor for the insured's age is greater than the face amount.



-    Under Option 2, the base death benefit will always vary with the Policy
     Value.



Your choice of death benefit will affect the amount of the death benefit and the monthly deductions from the Policy. The death benefit option will also affect the amount and frequency of the payments you must make to keep the Policy in force and the maximum payments you may make under the Policy.


MINIMUM DEATH BENEFIT


To qualify as "life insurance" under the Federal tax laws, this Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured. Under current Federal tax law, either the "Guideline Premium/Cash Value Corridor" test or the "Cash Value Accumulation" test may be used to determine whether the Policy qualifies as "life insurance" under the Code.



You must elect one of the tax tests at the time of application for the Policy. You may not change tests. If you select the "Guideline Premium/Cash Value Corridor" test, you must elect either Death Benefit Option 1 or Death Benefit Option 2. If you elect the "Cash Value Accumulation" test, Death Benefit Option 3 must apply. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING BETWEEN THE "GUIDELINE PREMIUM/CASH VALUE CORRIDOR" AND THE "CASH VALUE ACCUMULATION" TESTS AND IN CHOOSING A DEATH BENEFIT OPTION. For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.


CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year and before the final payment date, you may change death benefit options once a year by sending a written request to the Variable Life Service Center. We reserve the right to require evidence of insurability. If you are in Death Benefit Options 1 or 2, you may not change to Death Benefit Option 3. If you are in Death Benefit Option 3, you may not change death benefit options. The change in the base death benefit will take effect on or following the monthly processing date the date we approve your request.


Changing the death benefit option may result in a change in face amount. For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.



Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.


SELECTING AND CHANGING THE FACE AMOUNT

You select the face amount when you apply for the Policy. You may change the face amount by sending a written request to the Variable Life Service Center. We may require you to return your Policy to make the change. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. HOWEVER, CHANGING THE FACE AMOUNT MAY HAVE TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

INCREASING THE FACE AMOUNT


After the first Policy Year, you may increase the face amount of your Policy, subject to the following:


CONDITIONS FOR INCREASING THE FACE AMOUNT:

- You must send a written application and provide evidence of insurability satisfactory to us at our Variable Life Service Center.


-    You must obtain consent of the insured.



-    The age of the insured must be lower than age 86.


- We must approve the insured under our underwriting standards in effect at the time of the increase.

- You must pay the amount necessary to keep the Policy in force for three months if the Policy Value less outstanding loan, after the change, is less than the sum of three minimum monthly payments.

-    You must increase the face amount by a minimum of $10,000.

The increased face amount will take effect on or following the first monthly processing date on or following the date that all of the above requirements are met. We will provide you with new Policy details pages.



An increase in face amount will be accompanied by: (i) an additional cost of insurance charge for the increase, which will be based on the age and underwriting class of the insured at the time of the increase; (ii) a new minimum monthly payment; (iii) a new monthly expense charge; (iv) a new guideline premium, if applicable; (v) a new surrender charge rate and period for the Policy; and (vi) a new guaranteed death minimum payment, if applicable.



After increasing the face amount, you will have the right to cancel this increase during the right to examine period. See "Canceling the Policy (Right to Examine Period)."


DECREASING THE FACE AMOUNT

You may decrease the face amount of your Policy by written request at any time prior to the final payment date provided that the insured is living, the Base Policy is in force and the following conditions are met:


CONDITIONS FOR DECREASING THE FACE AMOUNT:


- The face amount will be decreased or eliminated in the following order: (i) the most recent increase; (ii) the next most recent increases, successively; and (iii) the initial face amount.

-    The minimum face amount decrease we permit is $10,000.

-    You may not decrease the face amount to below $50,000.


- If the decrease occurs while a surrender charge is applicable, we will deduct a proportional amount of the surrender charge from the Policy Value on the effective date of the decrease.


- A different surrender charge rate may apply to a decrease of the initial face amount and each subsequent face amount increase.


- The surrender charge will be based on the amount of the decrease of the Base Policy's face amount. You may choose the Subaccount(s) from which this charge will be deducted. If you do not make an election, we will allocate the charges pro-rata.


The decrease will take effect on or following the first monthly processing date after we receive your written request.


A decrease in face amount will be accompanied by: (i) a new cost of insurance charge, (ii) a new guideline premium, if applicable, (iii) a new monthly minimum payment, if the decrease is within 48 Policy Months after the Policy Date or increase in face amount, and (iv) a new guaranteed death benefit minimum payment, if applicable.



PAYMENT OPTIONS FOR THE DEATH BENEFIT AND ON SURRENDER



There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy other than in a lump sum. If you make no election, the beneficiary may elect a payment option when the proceeds become payable. None of these options vary with the investment performance of the Variable Account. For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.



GUARANTEED DEATH BENEFIT RIDER



If you elect the Guaranteed Death Benefit Rider and meet the conditions of the rider, we guarantee:



- that your Policy will not lapse, regardless of the investment performance of the Subaccounts; and



- that you will receive a minimum death benefit if the insured dies after the final payment date.



We will deduct from your Policy Value a one-time administrative charge of $25 when you elect the rider.



If the rider is in effect after the final payment date, the death benefit will be the greater of: (a) the face amount in effect on the final payment date minus any outstanding loan on the insured's date of death minus any mortality and expense risk charges due and unpaid through the month that the insured dies; or
(b) the Policy Value on the insured's date of death minus any outstanding loan on the insured's date of death minus any mortality and expense risk charges due and unpaid through the month that the insured dies.



This rider does not protect against lapse if your loan forecloses (that is, the outstanding loan exceeds your Policy Value).



GUARANTEED DEATH BENEFIT MINIMUM PAYMENT TEST. On each Policy Anniversary, your Policy must meet the Guaranteed Death Benefit Minimum Payment Test or the rider will terminate. The Guaranteed Death Benefit Minimum Payment Test is met if the Minimum Payment Period requirement for your base Policy is met and if (a) is greater than (b) where:



(a) is your total payments, less any partial withdrawals, partial withdrawal charges and less any outstanding loan which is classified as a preferred loan; and

(b) is the sum of the minimum Guaranteed Death Benefit Minimum Payments in effect from the Policy Date to that Policy Anniversary. The Guaranteed Death Benefit Minimum Payment amount is shown on your latest Policy Details pages.



THE GUARANTEED DEATH BENEFIT RIDER WILL TERMINATE IF:



- You fail to meet the requirements of the Guaranteed Death Minimum Payment Test on a Policy Anniversary;



-    You have a Policy change resulting in a negative guideline premium;



- You change from Death Benefit Option 2 to Death Benefit Option 1 within 5 Policy Years before the final payment date;



-    Your loan forecloses; or



- You request a partial withdrawal or preferred loan after the final payment date.



You may cancel the rider at any time. You may not reinstate this rider once it is terminated or canceled.



TERM LIFE INSURANCE RIDER



Under the Term Life Insurance Rider, you may supplement your base death benefit with a term insurance benefit. We will pay a term insurance benefit to the beneficiary if the insured dies while this rider is in force and before the term expiration date. The term insurance benefit is recalculated on each monthly processing date. For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.



During the life of the insured, you may decrease the amount of term insurance while the Policy is in force.



THE TERM INSURANCE RIDER TERMINATES ON THE FIRST TO OCCUR OF:



- The end of the grace period without a sufficient payment to keep the Policy in force; or



-    The surrender of the Policy; or



-    The monthly processing date following a request for termination; or



-    The term rider expiration date.



There is a charge for this rider that is assessed as part of the monthly deduction and is based on the benefit amount of the rider and the cost of insurance rate for the rider. The cost of insurance rate for this rider is based on the insured's age, gender, and underwriting class at the time the rider is elected.



ACCELERATED DEATH BENEFIT RIDER



Under the Accelerated Death Benefit Rider, we provide the insured with a portion of the present value of the death benefit in a stream of payments under either the terminal illness option or the nursing home option. To receive this benefit while the Policy is in force, you must: (a) provide written consent from any collateral assignee, irrevocable beneficiary and the insured (if the Policyowner is not the insured); and (b) provide satisfactory proof to us that the insured qualifies for either the terminal illness option or the nursing home option. If the insured dies before all of the accelerated death benefit has been paid, we will pay the beneficiary in one lump sum the present value of the remaining payments due under the rider reduced by the interest rate we use to determine those payments. You may elect this rider at any time. The tax consequences associated with requesting a payment under this rider are unclear. See "Federal Tax Considerations."



EXERCISING THE ACCELERATED DEATH BENEFIT RIDER WILL HAVE THE FOLLOWING EFFECT ON YOUR POLICY:



- We will reduce the death benefit by any rider benefit as of the monthly processing date following the date of the written request.



- We will reduce your Policy Value the same proportion as the reduction in the death benefit.



- We will also decrease or eliminate the face amount by any rider benefit in the following order: (a) first, the most recent increase; (b) second, the next most recent increases successively; and (c) last, the initial face amount.



- We will waive any surrender charge due to the exercise of this rider equaling: (a) the surrender charge applicable to any increased face amount, which is eliminated in the order set forth above; plus (b) a pro-rata share of the surrender charge applicable to a partial reduction in an increase or in the initial Face Amount.


LOANS

At any time while the insured is living and your Policy is in force, you may, by written request, borrow money secured by your Policy Value. You must sign the written loan agreement, and you must make a satisfactory assignment of the Policy to us.

The maximum amount you may borrow including any outstanding loan is the loan value. The loan value is 90% of the (Policy Value MINUS any surrender charge) minus any outstanding loan as of the date of the loan. The minimum loan amount you may borrow is $200. We normally pay the amount of any loan request within 7 days after we receive your written request. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan balance) minus any loan repayments. We may postpone payment of loans under certain conditions.


TYPES OF LOANS

While the Policy is in force, you may submit a request to borrow money from us using two types of loans:


- A standard loan option is always available to you. We will charge interest on the amount of the loan at a current annual rate of 4.8%. This current rate of interest may change, but is guaranteed not to exceed 6.0%. However, we also will credit interest on the Policy Value securing the loan. The annual interest rate credited to the Policy Value securing a standard loan is 4.0%.



- A preferred loan option is automatically available to you. You may revoke this option at any time. The preferred loan option is available on that part of the outstanding loan that is attributable to earnings. We will charge interest on that amount of the loan at a current annual rate of 4.0%. This current rate of interest may change, but is guaranteed not to exceed 4.5 %. The annual interest rate credited to the earnings securing a preferred loan is 4.0%. A request for a preferred loan after the final payment date will terminate the Guaranteed Death Benefit Rider. THERE IS SOME UNCERTAINTY AS TO THE TAX TREATMENT OF PREFERRED LOANS. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER.


LOAN COLLATERAL

To secure the loan, we transfer an amount as collateral to the Fixed Account. This amount is equal to the amount of the loan adjusted by the earned interest rate and the charged interest rates. We will transfer the loan amount and any unpaid loan interest accrued by the Policy Anniversary from the Subaccounts according to your instructions. We will transfer the outstanding loan to the Fixed Accounts. If you do not provide allocation instructions, we will make a pro-rata allocation of Policy Value from the Subaccounts to the Fixed Account. We will not count this transfer as a transfer subject to a transfer charge.

COST OF THE LOAN


We charge interest on the outstanding loan. Interest is charged in arrears from the date of the loan, and is due at the end of each Policy Year during which a loan is made and compounded annually thereafter until the loan is repaid. Unpaid interest becomes part of the outstanding loan and accrues interest at the same rate as the loan. If the Policyowner does not pay such loan interest when due, the amount of the interest is added to the outstanding loan (on which interest is assessed in the ensuing year). Unpaid interest is transferred based on your written instructions. If there are no such instructions or the Policy Value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is transferred based on the proportion that the sum of the value in the Fixed Account and the value in the Subaccounts bear to the total unloaned Policy Value.



INTEREST EARNED ON THE LOAN COLLATERAL


We credit the portion of the Policy value securing the outstanding loan with interest at an effective annual rate, currently 4.0% for both standard and preferred loans. On each Policy Anniversary, you may request that interest earned on the outstanding loan since the preceding Policy Anniversary be transferred to the Subaccounts and to the Fixed Account. Unless you specify otherwise, we will allocate such transfers on a pro rata basis.

REPAYMENT OF THE OUTSTANDING LOAN


You may repay any of the outstanding loan while the insured is still living and the Policy is in force. When you repay any of the outstanding loan, we will transfer all or part of the outstanding loan in an amount equal to the repayment to the Subaccounts and Fixed Account. We will make this transfer according to your allocation instructions. If you do not tell us how to allocate loan repayments, we will allocate them according to your most recent payment allocation instructions. You must identify any loan repayment made to us as a loan repayment; otherwise, we will treat such payment as an additional payment.



EFFECT OF A POLICY LOAN ON THE POLICY



A loan, whether or not repaid, affects the Policy Value, the cash surrender value, and the death benefit. We will deduct any outstanding loan from the proceeds payable on a surrender or on the death of the insured. Repaying a loan causes the death benefit and cash surrender value to increase by the amount of the repayment.

If you request a preferred loan after the final payment date or allow the Policy to lapse, the Guaranteed Death Benefit Rider will terminate.


RISK OF POLICY LAPSE. There are risks involved in taking a loan, including the potential for the Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. See "Policy Lapse, Loan Foreclosure, and Reinstatement."



EFFECTS OF A LOAN ON INVESTMENT PERFORMANCE. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Fixed Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the excess interest rates accruing on the Fixed Account. Amounts transferred from the Subaccounts to the Fixed Account to secure the loan will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Subaccounts.


The effect of a Policy loan on the Policy Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Fixed Account is less than or greater than the interest being credited on the outstanding loan in the Fixed Account. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to Policy Value in the Fixed Account (other than outstanding loan amount). The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be on the Policy Value.


TAX RISKS. There are tax risks involved in taking a loan. A loan may also produce significant adverse Federal income tax consequences if a Policy lapses or is surrendered with loans outstanding. Any amount of outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. If your Policy has a large amount of indebtedness when it lapses or is surrendered, you might owe taxes that are greater than the cash surrender value. If the Policy is a MEC, then a loan will be treated as a partial withdrawal for Federal income tax purposes. See "Policy Lapse, Loan Foreclosure, and Reinstatement" and "Federal Tax Considerations." The tax treatment of preferred loans from a Policy that is not a MEC is uncertain.


In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. The owner of such a Policy should seek tax advice before requesting a Policy loan.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may surrender your Policy and receive its cash surrender value as calculated as of the end of the valuation day when we receive your written request at the Variable Life Service Center, subject to the following conditions:

- The insured must be alive and the Policy must be in force when we receive the written request. We may require that you return the Policy.


- You will incur a surrender charge if you surrender your Policy on or before the last day of the 9th Policy Year from the Policy Date or the effective date of any increase in the face amount.


- Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.


- We generally will pay the cash surrender value to you in a lump sum or other payment option that we offer at the time within 7 days after we receive your written request at our Variable Life Service Center. We may postpone payment of benefits under certain conditions.



The cash surrender value equals the Policy Value minus any outstanding loan and surrender charges. A SURRENDER MAY HAVE TAX CONSEQUENCES. PLEASE CONSULT YOUR TAX ADVISER BEFORE SURRENDERING YOUR POLICY.


PARTIAL WITHDRAWALS


After the first Policy Year, you may make a written request to withdraw part of the cash surrender value of your Policy. We will process each partial withdrawal at unit values next determined after we received your written request at the Variable Life Service Center. We generally will pay a request for a partial withdrawal within 7 days after we receive the request. We may postpone payment of partial withdrawals under certain conditions.



PARTIAL WITHDRAWAL PROVISIONS:



- The insured must be alive and the Policy must be in force when you make your written request.


- You must request at least $200. The maximum partial withdrawal amount is your cash surrender value minus the greater of $500 or 3 monthly deductions.

- You may allocate the amount withdrawn among the Subaccounts and the Fixed Account. If you do not provide allocation instructions, we will deduct the amount requested for withdrawal plus any fee from the Subaccounts and the Fixed Account based on the proportion that your value in each Subaccount and value in the Fixed Account bears to your unloaned Policy Value.



- A partial withdrawal will reduce the face amount under Death Benefit Option 1 and Death Benefit Option 3 by the dollar amount of the withdrawal not classified as a preferred partial withdrawal.



- You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount under either Death Benefit Option 1 or Death Benefit Option 3 below $40,000.



- If Death Benefit Option 1 or Death Benefit Option 3 is in effect, we will assess a surrender charge on each partial withdrawal, unless all surrender charge periods have expired. The surrender charge is assessed on the reduction in the face amount caused by the partial withdrawal, and is a charge per $1000 of the amount of the face amount reduction.


- No surrender charge will be assessed for the reduction in face amount that is equal to the amount of any preferred partial withdrawal. A partial withdrawal is considered a preferred partial withdrawal when the withdrawal amount and the sum of the prior withdrawal amounts in the same Policy Year do not exceed 10% of the Policy Value as of the beginning of the Policy Year.


- On a partial withdrawal, we will redeem the number of units of a designated Subaccount and the Fixed Account equal to the amount withdrawn. The amount withdrawn is the amount you request plus the partial withdrawal charge (and surrender charge, if applicable). For each partial withdrawal (including those classified as a preferred partial withdrawal), we deduct a partial withdrawal charge equal to 2.00% of the amount withdrawn, not to exceed $25.


EFFECTS OF PARTIAL WITHDRAWALS


If you make a partial withdrawal, the following could occur to your Policy:


- A partial withdrawal can affect the face amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge).


- Partial withdrawals will reduce the face amount under Death Benefit Option 1 and Death Benefit Option 3 by the amount of the withdrawal not classified as a preferred partial withdrawal. The face amount reductions will be made in the following order: (i) against the most recent increase in the face amount; (ii) against the next most recent increases in the face amount in succession; and (iii) against the initial face amount.


- Partial withdrawals taken after the final payment date will terminate the Guaranteed Death Benefit Rider.


PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES. PLEASE CONSULT YOUR TAX ADVISER BEFORE WITHDRAWING ANY OF YOUR POLICY VALUE.


POSTPONEMENT OF PAYMENTS


We usually pay the amount of any surrender, partial withdrawal, death benefit, or settlement option within seven days after receipt of all applicable written requests and/or after we receive due proof of the insured's death. We may postpone payment of any amount due from the Variable Account for a surrender, partial withdrawal, transfer, Policy loan or on the death of the insured whenever:


- trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC, or the NYSE is closed for days other than weekends and holidays, or

- the SEC, by order, has permitted such postponement for the protection of Policyowners, or

- the SEC has determined that an emergency exists that would make disposal of portfolio securities or valuation of assets not reasonably practical.


We may delay any payment derived from amounts you made by check until the check has cleared your bank.


We also may postpone any transfer from the Fixed Account or payment of any portion of the amount payable on surrender, partial withdrawal or Policy loan from the Fixed Account for not more than six months from the day we receive your written request and, if required, your Policy.

If we postpone payment for 30 days or more, the amount of the postponed payment will earn interest during that period of not less than 3.00% per year, or such higher rate as required by law.



If mandated under applicable law, we may be required to reject a payment and/or otherwise block access to your account, and thereby refuse to pay any request for transfers, partial withdrawals, surrenders, or death benefits. We may also be required to provide additional information about your account to governmental regulators. Once blocked, Policy Value would be held in that account until instructions are received from the appropriate regulator.


TRANSFERS


You may transfer amounts between the Fixed Account and the Subaccounts, or among the Subaccounts, upon request (however, if you are investing in the ProFunds VP Subaccounts, only your investment advisor can give us allocation instructions). We determine the amount you have available for transfers at the end of the valuation period when we receive your request. The first 12 transfers in a Policy Year are free. We reserve the right to limit the number of free transfers in a Policy Year to 6. Transfers under the Policy are subject to the following conditions:


- We reserve the right to limit the minimum amounts that you may transfer, the maximum amounts that you may transfer from the Fixed Account, the minimum amount that may remain in a Subaccount following a transfer, the minimum period between transfers involving a Fixed Account, and the number of transfers you may make in a single Policy Year. We reserve the right to set other reasonable rules controlling transfers.

- Transfers from the Fixed Account may not exceed the lesser of $100,000 or 25% of the Policy Value per transfer.


- You may make only one transfer from the Fixed Account each quarter during a Policy Year. This restriction does not apply to any transfer made as part of any automated service program we may offer.



- We currently charge $10 for each transfer after the 12th in a single Policy Year. We reserve the right to deduct up to $25 for each transfer after the number of free transfers allowed in a single Policy Year. Transfers resulting from dollar cost averaging, account rebalancing, reallocation of the Policy Value within 20 days from Acceptance, a conversion within the first 24 months after the Date of Issue or increase in face amount, or loans do not count as transfers for the purpose of assessing the transfer charge.



- We consider each telephone, fax, or written request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.



- We process transfers based on unit values determined at the end of the valuation day when we receive your transfer request at the Variable Life Service Center. The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m., Eastern Time), which coincides with the end of each valuation period. Therefore, we will process any transfer request we receive after the close of the regular business session of the New York Stock Exchange, using the net asset value for the Subaccount next determined as of the close of the next valuation period.



We cannot guarantee that a Subaccount or shares of an underlying Portfolio will always be available. If you request that an amount in a Subaccount or in the Fixed Account be transferred to a Subaccount at a time when the Subaccount or the underlying Portfolio is unavailable, we will not process your transfer request. This request will not be counted as a transfer for purposes of determining the number of free transfers executed in a year.



Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Subaccounts. If a pattern of excessive trading by a Policyowner or the Policyowner's agent develops, we reserve the right not to process the transfer request. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed. We may impose other restrictions on transfers, or even prohibit them for any Policyowner who, in our view, has abused, or appears likely to abuse, the transfer privilege.



If your transfer request is not processed for any reason, we will notify you in a timely manner.



DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging ("DCA") program in the application or by completing an election form that we receive by the beginning of the month. DCA is an investment strategy designed to reduce the investment risks associated with market fluctuations. For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.



ACCOUNT REBALANCING. You may elect to participate in an account rebalancing program in the application or by completing an election form. Under the account rebalancing program, we will periodically transfer your Policy Value in the Subaccounts to maintain a particular percentage allocation among the Subaccounts. (Policy Value in the Fixed Account is not available for this program.) For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.



TELEPHONE AND FACSIMILE REQUESTS



In addition to written requests, we may accept telephone and facsimile instructions from you or an authorized third party regarding transfers, dollar cost averaging, account rebalancing, exercise of the conversion privilege, and partial withdrawals (facsimile only), subject to the following conditions:



- You must complete and sign our form authorizing telephone or facsimile transactions and send it to us at our Variable Life Service Center. You also may complete and sign this authorization in the application. The authorization will remain effective until we receive written revocation or we discontinue the privilege.



- We accept instructions provided to us via telephone at 1 (800) 905-1959. We accept instructions provided to us via facsimile at 1 (888) 670-4836. Any instructions sent to another number will not be considered received in our Variable Life Service Center.


-    We cannot accept or process transfer requests left on our voicemail system.


- You may designate in the request form a third party to act on your behalf in making telephone or facsimile requests.



- We will employ reasonable procedures to confirm that instructions conveyed by telephone and facsimile requests are genuine. These procedures may include requiring forms of personal identification prior to acting upon instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.


- If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.


- We reserve the right to no longer accept or process telephone or facsimile instructions at any time for any class of Policies for any reason.



If you are provided a personal identification number ("PIN") in order to execute electronic transactions, you should protect your PIN because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing instructions using a PIN is authorized by you.



Telephone and facsimile service may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Variable Life Service Center.


POLICY LAPSE, LOAN FORECLOSURE, AND REINSTATEMENT

LAPSE


A 62-day grace period, during which this Policy will remain in force, will apply to your Policy any time the Policy Value is insufficient to meet certain Policy charges (described below). If your Policy enters a grace period (i.e., is in default), we will mail a notice to you or the person you name to receive this notice, and to any assignee of record. We will send such notice to your last known address of record and to the address of record of anyone else designated to receive this notice. The notice will indicate the amount of payment due and the final date by which we must receive the specified payment to keep the Policy from lapsing. After the final payment date, you may not make a payment to prevent the Policy from lapsing, but you generally may make a loan repayment. If you have an outstanding loan, you must label a payment as a loan repayment.



If we do not receive the specified payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. If the insured dies during the grace period, we will pay the death benefit proceeds after deducting any monthly deduction due and payable through the Policy Month in which the insured dies, as well as any outstanding loan, and any other overdue charges under the Policy.

LAPSE DURING THE MINIMUM PAYMENT PERIOD



The Policy WILL ENTER INTO A 62-DAY GRACE PERIOD if both:



-    the Minimum Payment Period requirement is not met; and



- the Policy Value less outstanding loan is insufficient to cover the monthly deduction due plus accrued interest on the monthly processing date.



To prevent your Policy from lapsing, you must make before the end of the grace period:



-    sufficient payment to meet the Minimum Payment Period requirement; or



-    other sufficient payment specified in the notice we send.



LAPSE AFTER THE MINIMUM PAYMENT PERIOD



The Policy WILL ENTER INTO A 62-DAY GRACE PERIOD when:



- the Policy Value is insufficient to cover the monthly deduction due on the monthly processing date plus accrued loan interest.



- To prevent your Policy from lapsing before the final payment date, you must make sufficient payments specified in the notice we send before the end of the grace period.



To prevent your Policy from lapsing after the final payment date, you may make loan repayments.



PROTECTION FROM LAPSE



Your Policy generally will NOT lapse:



- during the Minimum Payment Period if the Minimum Payment Period requirement is met;



- if the Policy Value less outstanding loan is sufficient to cover the amount of the monthly deduction due plus accrued interest on the monthly processing date;



-    if you purchase a Guaranteed Death Benefit Rider and meet its conditions;
     or



- if before the end of the grace period, you make a sufficient payment to prevent lapse of the Policy.


LOAN FORECLOSURE


If at anytime after the Minimum Payment Period the Policy Value less outstanding loan is insufficient to cover the monthly deduction, we will terminate the Policy. We will mail a notice of this termination to the last known address of you and any assignee. If the excess outstanding loan is not paid within 62 days after this notice is mailed, the Policy will terminate without value. Foreclosure of a loan will terminate the Guaranteed Death Benefit Rider.


REINSTATEMENT


If your Policy has lapsed and has not been surrendered, you may reinstate the Policy within 3 years after the date of Policy lapse and before the final payment date. We will reinstate the Policy on the monthly processing date following the day we receive each of the following at our Variable Life Service
Center:


-    a written application requesting reinstatement;

-    evidence of insurability that is satisfactory to us;


- payment of amount sufficient to cover all monthly deductions due and unpaid during the grace period; and



-    sufficient payment to keep the Policy in force for at least 3 months.


If you request reinstatement during the Minimum Payment Period, you must pay the lesser of 3 minimum monthly payments or 3 monthly deductions. If you request reinstatement after the Minimum Payment Period, you must pay 3 monthly deductions.


We will allocate your net reinstatement payment to a non-interest bearing account. Once we have approved your application, we will transfer the reinstatement payment plus accrued interest according to your latest allocation instructions.



The reinstated Policy will have the same Policy Date as it had before the lapse. The Policy Value on the reinstatement date is:



-    the net payment to reinstate the Policy; plus



-    the Policy Value on the date of lapse; minus


-    the monthly deduction due on the reinstatement date.

The amount of the surrender charge and the surrender charge period remaining on the reinstatement date are those that were in effect on the date of lapse.


You may reinstate any outstanding loan existing on the date of lapse. The amount of the loan balance to be repaid or reinstated will be equal to: (a) the loan balance on the date of the lapse; plus (b) interest charged on such loan balance at the Policy loan interest rate.



If the insured commits suicide within 2 years of the reinstatement date of the Policy , we will only pay the beneficiary an amount equal to the sum of all payments (without interest and minus any outstanding loan and partial withdrawals). For more information, contact the Variable Life Service Center for a free copy of the Statement of Additional Information.


THE COMPANY AND THE FIXED ACCOUNT

CANADA LIFE INSURANCE COMPANY OF AMERICA

We are a stock life insurance company subject to regulation and supervision by the Michigan Insurance Bureau. Our Home Office is located at 6201 Powers Ferry Road. NW, Atlanta, Georgia 30339. We are principally engaged in issuing annuity and life insurance policies. We are obligated to pay all benefits under the Policy.


PROPOSED MERGER. On May 5, 2003, Canada Life Financial Corporation ("CLFC"), the ultimate corporate parent of Canada Life Insurance Company of America, will submit to the registered holders of its Common Shares a proposal, which, if adopted, will result in a change of control of CLFC. The CLFC Board of Directors has unanimously endorsed approval of the proposed transactions by the CLFC shareholders. Subject to all necessary approvals, including approval of various regulatory authorities, this transaction is expected to occur on July 10, 2003. For more information concerning this proposed transaction, see the Management Proxy Circular at www.canadalife.com.


THE FIXED ACCOUNT

You may allocate some or all of your net payments and/or make transfers from the Subaccounts to the Fixed Account. The Fixed Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account.


We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 4.00%. When we declare current interest rates, we will guarantee those rates until the next Policy Anniversary. The Fixed Account is not affected by the investment performance of the Subaccounts. Policy Value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and transfers) on your Policy Value in the Fixed Account.


We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in a registration statement.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

THE VARIABLE ACCOUNT

The Variable Account is a separate account of Canada Life Insurance Company of America, established under Michigan law. We own the assets in the Variable Account, and may use the Variable Account to support other variable life insurance policies we issue. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, and qualifies as a "separate account" within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Variable Account by the SEC.


We have divided the Variable Account into Subaccounts, each of which invests in shares of one of the Portfolios. The Subaccounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.


Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount's own investment performance and not the investment performance of our other assets. The Variable Account assets are held separate from our other assets and are not part of our general account. We may not use the Variable Account's assets to pay any of our liabilities other than those arising from the Policies. If the Variable Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The Variable Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.

CHANGES TO THE VARIABLE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

- Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

- Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at our discretion;

- Close Subaccounts to allocations of new net payments by existing or new Policyowners at any time in our discretion;

- Transfer assets supporting the Policies from one Subaccount to another or from the Variable Account to another variable account;

- Combine the Variable Account with other variable accounts, and/or create new variable accounts;

- Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and

-    Modify the provisions of the Policy to comply with applicable law.


The Portfolios, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.



We reserve the right to make other structural and operational changes affecting the Variable Account. WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY MONEY YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


THE PORTFOLIOS


The Variable Account invests in shares of certain Portfolios. Each Portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or mutual funds by the SEC.



Each Portfolio's assets are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.



The Portfolios offered for investment under the Policy are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.



The following table summarizes each Portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). For example, during extended periods of low interest rates, the yields of the Money Market Subaccount may become extremely low and possibly negative. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IN THE PROSPECTUSES FOR THE PORTFOLIOS THAT ACCOMPANY THIS PROSPECTUS. You should read these prospectuses carefully and keep them for future reference.

-----------------------------------------------------------------------------------------
        PORTFOLIO                      INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
-----------------------------------------------------------------------------------------
ALGER AMERICAN GROWTH            Seeks long-term capital appreciation. The investment
PORTFOLIO (CLASS O SHARES)       adviser is Fred Alger Management, Inc.
-----------------------------------------------------------------------------------------
ALGER AMERICAN LEVERAGED         Seeks long-term capital appreciation. The investment
ALLCAP PORTFOLIO (CLASS O        adviser is Fred Alger Management, Inc.
SHARES)
-----------------------------------------------------------------------------------------
ALGER AMERICAN MIDCAP GROWTH     Seeks long-term capital appreciation. The investment
PORTFOLIO (CLASS O SHARES)       adviser is Fred Alger Management, Inc.
-----------------------------------------------------------------------------------------
ALGER AMERICAN SMALL             Seeks long-term capital appreciation. The investment
CAPITALIZATION PORTFOLIO         adviser is Fred Alger Management, Inc.
(CLASS O SHARES)
-----------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY             Seeks to provide capital growth, with current income
RESPONSIBLE GROWTH FUND, INC.    as a secondary goal. The investment adviser is The
(INITIAL SHARES)                 Dreyfus Corporation, and NCM is the sub-advisor.
-----------------------------------------------------------------------------------------
DREYFUS VIF-APPRECIATION         Seeks long-term capital growth consistent with the
PORTFOLIO (INITIAL SHARES)       preservation of capital; current income is a secondary
                                 goal. The investment adviser is The Dreyfus
                                 Corporation.
-----------------------------------------------------------------------------------------
DREYFUS VIF-GROWTH AND INCOME    Seeks long-term capital growth, current income and
PORTFOLIO, INC.  (INITIAL        growth of income, consistent with reasonable
SHARES)                          investment risk. The investment adviser is The
                                 Dreyfus Corporation, and Fayez Sarofim & Co. is the
                                 sub-advisor.
-----------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER(SM)   Seeks to obtain high total return with reduced risk
PORTFOLIO (INITIAL CLASS)        over the long-term. The investment manager is
                                 Fidelity Management & Research Company, FMR Co., Inc.
                                 and Fidelity Investment Money Management, Inc. are the
                                 sub-advisors, and Fidelity Management & Research
                                 (U.K.) Inc., Fidelity Management & Research (Far East)
                                 Inc., and Fidelity Investments Japan Limited assist
                                 Fidelity Management & Research Company with foreign
                                 investments.
-----------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R)       Seeks long-term capital appreciation. The investment
PORTFOLIO (INITIAL CLASS)        manager is Fidelity Management & Research Company, -
                                 FMR Co., Inc. is the sub-advisor, and Fidelity
                                 Management & Research (U.K.) Inc., Fidelity Management
                                 (Far East) Inc., and Fidelity Investments Japan
                                 Limited assist Fidelity Management & Research Company
                                 with foreign investments.
-----------------------------------------------------------------------------------------
FIDELITY VIP GROWTH              Seeks to provide capital growth. The investment
OPPORTUNITIES PORTFOLIO          manager is Fidelity Management & Research Company, FMR
(INITIAL CLASS)                  Co., Inc. is the subadvisor, and Fidelity Management &
                                 Research (U.K.) Inc., Fidelity Management (Far East)
                                 Inc., and Fidelity Investments Japan Limited assist
                                 Fidelity Management & Research Company with foreign
                                 investments.
-----------------------------------------------------------------------------------------
FIDELITY VIP GROWTH PORTFOLIO    Seeks to achieve capital appreciation. The investment
(INITIAL CLASS)                  manager is Fidelity Management & Research Company, and
                                 FMR Co., Inc. is the subadvisor.
-----------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME         Seeks a high level of current income. The investment
PORTFOLIO (INITIAL CLASS)        manager is Fidelity Management & Research Company, FMR
                                 Co., Inc. is the sub-advisor, and Fidelity Management
                                 & Research (U.K.) Inc., Fidelity Management (Far East)
                                 Inc., and Fidelity Investments Japan Limited assist
                                 Fidelity Management & Research Company with foreign
                                 investments.
-----------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500           Seeks investment results that correspond to the total
PORTFOLIO (INITIAL CLASS)        return of common stocks publicly traded in the United
                                 States, as represented by the Standard & Poor's 500(SM)
                                 Index (S&P 500(R)). The investment manager is Fidelity
                                 Management & Research Company, and Bankers Trust
                                 Company, Deutsche Asset Management, Inc., and FMR Co.,
                                 Inc. are the sub-advisors.
-----------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE    Seeks as high a level of current income as is
BOND PORTFOLIO (INITIAL CLASS)   consistent with the preservation of capital. The
                                 investment manager is Fidelity Management & Research
                                 Company, - and Fidelity Investments Money Management,
                                 Inc. is the sub-advisor.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
        PORTFOLIO                      INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
-----------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET        Seeks as high a level of current income as is
PORTFOLIO (INITIAL CLASS)        consistent with the preservation of capital and
                                 liquidity. The investment manager is Fidelity
                                 Management & Research Company, and Fidelity
                                 Investments Money Management, Inc. is the sub-advisor.
-----------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS            Seeks long-term growth of capital. The investment
PORTFOLIO (INITIAL CLASS)        manager is Fidelity Management & Research Company, FMR
                                 Co., is the sub-advisor, and Fidelity Management &
                                 Research (U.K.) Inc., Fidelity Management & Research
                                 (Far East), Fidelity International Investment
                                 Advisors, Fidelity International Investment Advisors
                                 (U.K.) Limited, and Fidelity Investments Japan Limited
                                 assist Fidelity Management & Research Company with
                                 foreign investment.
-----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CAPITAL        Seeks long-term growth of capital. The investment
GROWTH FUND                      adviser Goldman Sachs Asset Management, L.P.
-----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE(SM) U.S.  Seeks long-term growth of capital and growth of
EQUITY FUND                      income. The investment adviser is Goldman Sachs Asset
                                 Management, L.P.
-----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT GROWTH AND     Seeks long-term growth of capital and dividend
INCOME FUND                      income. The investment adviser is Goldman Sachs Asset
                                 Management, L.P.
-----------------------------------------------------------------------------------------
JANUS FLEXIBLE INCOME            Seeks to obtain maximum total return, consistent
PORTFOLIO (SERVICE SHARES)       preservation of capital. The investment adviser is
                                 Janus Capital Management LLC.
-----------------------------------------------------------------------------------------
JANUS INTERNATIONAL GROWTH       Seeks long-term growth of capital. The investment
PORTFOLIO (INSTITUTIONAL         adviser is Janus Capital Management LLC.
SHARES)*
-----------------------------------------------------------------------------------------
MONTGOMERY VARIABLE SERIES:      Seeks long-term capital appreciation. The investment
WORLDWIDE EMERGING MARKETS       adviser is Montgomery Asset Management, LLC.
FUND
-----------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS       Seeks daily investment results, before fees and
FUND**                           expenses, that correspond to the daily performance of
                                 the Dow Jones U.S. Basic Materials Sector Index.
                                 ProFunds VP is an open-end investment company managed
                                 by ProFund Advisors LLC.
-----------------------------------------------------------------------------------------
PROFUND VP BEAR FUND**           Seeks daily investment results,
                                 before fees and expenses, that correspond to the
                                 inverse (opposite) of the daily performance of
                                 the S&P 500(R) Index. ProFunds VP is an open-end
                                 investment company managed by ProFund Advisors
                                 LLC.
-----------------------------------------------------------------------------------------
PROFUND VP CONSUMER CYCLICAL     Seeks daily investment results, before fees and
FUND**                           expenses, that correspond to the daily performance of
                                 the Dow Jones U.S. Consumer Cyclical Sector Index.
                                 ProFunds VP is an open-end investment company managed
                                 by ProFund Advisors LLC.
-----------------------------------------------------------------------------------------
PROFUND VP CONSUMER              Seeks daily investment results, before fees and
NON-CYCLICAL FUND**              expenses, that correspond to the daily performance of
                                 the Dow Jones U.S. Consumer Non-Cyclical Sector
                                 Index. ProFunds VP is an open-end investment company
                                 managed by ProFund Advisors LLC.
-----------------------------------------------------------------------------------------
PROFUND VP ENERGY FUND**         Seeks daily investment results, before fees and
                                 expenses, that correspond to the daily
                                 performance of the Dow Jones U.S. Energy Sector
                                 Index. ProFunds VP is an open-end investment
                                 company managed by ProFund Advisors LLC.
-----------------------------------------------------------------------------------------
PROFUND VP FINANCIAL FUND**      Seeks daily investment results, before fees and
                                 expenses, that correspond to the daily
                                 performance of the Dow Jones U.S. Financial
                                 Sector Index. ProFunds VP is an open-end
                                 investment company managed by ProFund Advisors
                                 LLC.
-----------------------------------------------------------------------------------------
PROFUND VP HEALTHCARE FUND**     Seeks daily investment results, before fees and
                                 expenses, that correspond to the daily
                                 performance of the Dow Jones U.S. Healthcare
                                 Sector Index. ProFunds VP is an open-end
                                 investment company managed by ProFund Advisors
                                 LLC.
-----------------------------------------------------------------------------------------
PROFUND VP INDUSTRIAL FUND**     Seeks daily investment results, before fees and
                                 expenses, that correspond to the daily
                                 performance of the Dow Jones U.S. Industrial
                                 Sector Index. ProFunds VP is an open-end
                                 investment company managed by ProFund Advisors
                                 LLC.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
        PORTFOLIO                      INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
-----------------------------------------------------------------------------------------
PROFUND VP MONEY MARKET FUND**   Seeks as high a level of current income as is
                                 consistent with liquidity and preservation of
                                 capital. ProFunds VP is an open-end investment
                                 company managed by ProFund Advisors LLC.
-----------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS       Seeks daily investment results, before fees and
FUND**                           expenses, that correspond to the daily performance of
                                 the Dow Jones U.S. Pharmaceuticals Index. ProFunds VP
                                 is an open-end investment company managed by ProFund
                                 Advisors LLC.
-----------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS       Seeks daily investment results, before fees and
FUND**                           expenses, that correspond to the daily performance of
                                 the Philadelphia Stock Exchange Gold and Silver
                                 Sector(SM) Index. ProFunds VP is an open-end investment
                                 company managed by ProFund Advisors LLC.
-----------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE FUND**    Seeks daily investment results, before fees and
                                 expenses, that correspond to the daily
                                 performance of the Dow Jones U.S. Real Estate
                                 Index. ProFunds VP is an open-end investment
                                 company managed by ProFund Advisors LLC.
-----------------------------------------------------------------------------------------
PROFUND VP RISING RATES          Seeks daily investment results, before fees and
OPPORTUNITY FUND**               expenses, that correspond to 125% of the inverse
                                 (opposite) of the daily price movement of the most
                                 recently issued 30-year U.S. Treasury Bond.
                                 ProFunds VP is an open-end investment company
                                 managed by ProFund Advisors LLC.
-----------------------------------------------------------------------------------------
PROFUND VP SHORT OTC FUND**      Seeks daily investment results, before fees and
                                 expenses, that correspond to the inverse
                                 (opposite) of the daily performance of the
                                 NASDAQ-100 Index(R). ProFunds VP is an open-end
                                 investment company managed by ProFund Advisors
                                 LLC.
-----------------------------------------------------------------------------------------
PROFUND VP SHORT SMALL CAP       Seeks daily investment results, before fees and
FUND**                           expenses, that correspond to the inverse (opposite) of
                                 the daily performance of the Russell 2000(R)
                                 Index. ProFunds VP is an open-end investment
                                 company managed by ProFund Advisors LLC.
-----------------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY FUND**     Seeks daily investment results, before fees and
                                 expenses, that correspond to the daily
                                 performance of the Dow Jones U.S. Technology
                                 Sector Index. ProFunds VP is an open-end
                                 investment company managed by ProFund Advisors
                                 LLC.
-----------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS    Seeks daily investment results, before fees and
FUND**                           expenses, that correspond to the daily performance of
                                 the Dow Jones U.S. Telecommunications Sector Index.
                                 ProFunds VP is an open-end investment company managed
                                 by ProFund Advisors LLC.
-----------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT       Seeks daily investment results, before fees and
PLUS FUND**                      expenses, that correspond to one and one quarter times
                                 (125%) of the daily price movement of the most
                                 recently issued 30-year U.S. Treasury Bond.
                                 ProFunds VP is an open-end investment company
                                 managed by ProFund Advisor LLC.
-----------------------------------------------------------------------------------------
PROFUND VP ULTRA BULL FUND**     Seeks daily investment results, before fees and
                                 expenses, that correspond to twice (200%) the
                                 daily performance of the S&P 500(R) Index.
                                 ProFunds VP is an open-end investment company
                                 managed by ProFund Advisors LLC.
-----------------------------------------------------------------------------------------
PROFUND VP ULTRA MID-CAP         Seeks daily investment results, before fees and
FUND**                           expenses, that correspond to twice (200%) the daily
                                 performance of the S&P MidCap 400 Index. ProFunds
                                 VP is an open-end investment company managed by
                                 ProFund Advisors LLC.
-----------------------------------------------------------------------------------------
PROFUND VP ULTRAOTC FUND**       Seeks daily investment results, before fees and
                                 expenses, that correspond to twice (200%) the
                                 daily performance of the NASDAQ -100 Index(R).
                                 ProFunds VP is an open-end investment company
                                 managed by ProFund Advisors LLC.
-----------------------------------------------------------------------------------------
PROFUND VP ULTRASMALL-CAP        Seeks daily investment results, before fees and
FUND**                           expenses, that correspond to twice (200%) the daily
                                 performance of the Russell 2000(R)Index. ProFunds VP
                                 is an open-end investment company managed by ProFund
                                 Advisors LLC.
-----------------------------------------------------------------------------------------
SELIGMAN COMMUNICATIONS AND      Seeks to produce capital gain. The investment adviser
INFORMATION PORTFOLIO (CLASS 1)  is J. & W. Seligman & Co. Incorporated.
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
        PORTFOLIO                    INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
-----------------------------------------------------------------------------------------
SELIGMAN FRONTIER PORTFOLIO      Seeks growth of capital; income may be considered, but
(CLASS 1)                        will be incidental to the Portfolio's investment
                                 objective. The investment adviser is J. & W. Seligman
                                 & Co. Incorporated.
-----------------------------------------------------------------------------------------
SELIGMAN GLOBAL TECHNOLOGY       Seeks long-term capital appreciation. The investment
PORTFOLIO (CLASS 2)              adviser is J. & W. Seligman & Co. Incorporated.
-----------------------------------------------------------------------------------------
SELIGMAN SMALL CAP VALUE         Seeks long-term capital appreciation. The investment
PORTFOLIO (CLASS 2)              adviser is J. & W. Seligman & Co. Incorporated.
-----------------------------------------------------------------------------------------
VAN ECK WORLDWIDE ABSOLUTE       Seeks to achieve consistent absolute (positive)
RETURN FUND                      returns in various market cycles. The
                                 investment adviser is Van Eck Associates
                                 Corporation.
-----------------------------------------------------------------------------------------
VAN ECK WORLDWIDE EMERGING       Seeks long-term capital appreciation. The investment
MARKETS FUND                     adviser is Van Eck Associates Corporation.
-----------------------------------------------------------------------------------------
VAN ECK WORLDWIDE HARD ASSETS    Seeks long-term capital appreciation by investing
FUND                             primarily in "hard asset securities."  Income is a
                                 secondary consideration. The investment adviser is
                                 Van Eck Associates Corporation.
-----------------------------------------------------------------------------------------
VAN ECK WORLDWIDE REAL ESTATE    Seeks to maximize return. The investment adviser is
FUND                             Van Eck Associates Corporation.
-----------------------------------------------------------------------------------------



* On March 21, 2003, the Berger Institutional Products Trust International Growth Fund merged into the Janus International Growth Portfolio.



**The ProFunds VP Subaccounts are available only to individuals who have retained an investment advisor to provide asset allocation services to their advisory account that includes the Policy. If you are investing in the ProFunds VP Subaccounts, only your investment advisor can give us directions to allocate your net payments or transfer amounts to the Subaccounts and the Fixed Account. Investing in the ProFunds VP Subaccounts may be categorized as aggressive investing.



We (and our affiliates) may receive compensation from certain investment advisers, administrators, and/or distributors (and/or an affiliate thereof) of the Portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. Such compensation may range up to 0.35% and is based on the value of Portfolio shares held for the Policy. We may also receive a portion of the 12b-1 fees and service fees deducted from Portfolio assets as reimbursement for administrative or other services we render to the Portfolios. Some advisers, administrators, distributors, or Portfolios may pay us more than others.


ADDITION, DELETION AND SUBSTITUTION OF PORTFOLIOS


We do not guarantee that each Portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new Portfolios or Portfolio classes, close existing Portfolios or classes, or substitute Portfolio shares that are held by any Subaccount for shares of a different portfolio. New and substituted funds or Portfolios may have different fees and expenses and their availability may be limited. No addition, deletion or substitution will be made without notice to you and without obtaining any necessary approvals of the SEC. Furthermore, we may close a Subaccount to allocations of new net payments at any time in our sole discretion.


VOTING PORTFOLIO SHARES


Even though we are the legal owner of the Portfolio shares held in the Subaccounts and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as our Policyowners instruct, so long as such action is required by law.



Before a vote of a Portfolio's shareholders occurs, we will provide each person with a voting interest in a Portfolio with proxy materials and voting instructions. We will ask each such Policyowner to instruct us on how to vote and to return the proxy to us in a timely manner. Each such Policyowner will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Policy Value that Policyowner has in the Portfolio (as of a date set by the Portfolio).



We will vote shares for which no timely instructions are received in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. We may, when required by state insurance officials or when permitted under Federal regulation, disregard certain

Policyowner voting instructions. If we ever disregard voting instructions, we will send you a summary of the reasons for that action in the next annual report to Policyowners.

CHARGES AND DEDUCTIONS

We deduct certain charges under the Policy. These charges compensate us for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.


SERVICES AND BENEFITS WE PROVIDE:



-    the death benefit



- a Policyowner's ability to make transfers, partial withdrawals, and surrenders under the Policy



-    loan privileges under the Policy



-    investment options, including payment allocations



- administration of elective options such as supplemental benefits and riders under the Policy



-    the distribution of reports to owners







COSTS AND EXPENSES WE INCUR:


- costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

-    overhead and other expenses for providing services and benefits

-    sales and marketing expenses


- other costs of doing business, such as collecting payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local payment and other taxes and fees







RISKS WE ASSUME:



- that the cost of insurance charges we may deduct are insufficient to meet our actual claims because insureds die sooner than we estimate



- that the costs of providing the services and benefits under the Policies exceed the charges we deduct



-    investment risk associated with the Fixed Account


Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated under the Policy.

PAYMENT EXPENSE CHARGE


Before we allocate your payments, we deduct a payment expense charge of 6.00% from each payment. This charge compensates us for sales and marketing expenses and certain taxes we incur. We credit the net payment to your Policy Value according to your allocation instructions. The payment expense charge consists of:



A. FRONT-END SALES LOAD CHARGE. We deduct a 3.00% front-end sales load from each payment to partially compensate us for Policy sales expenses. We may pay some or all of this amount to Canada Life of America Financial Services, Inc., the principal underwriter for and general distributor of the Policy. The 3.00% front-end sales load charge will not change, even if sales expenses change.



B. PREMIUM TAX CHARGE. We deduct a premium tax charge of 2.00% of each payment to compensate us for state and local premium taxes. Premium taxes vary from state to state, and range from 0% to 4.00%. We deduct a premium tax charge regardless of the amount of any state or local premium tax or whether any state or local premium tax applies. The premium tax charge may be more than less than the actual premium tax charges assessed by your state.



C. DEFERRED ACQUISITION COST ("DAC TAX") CHARGE. This 1.00% deduction from each payment approximately reimburses us for expenses incurred from Federal taxes for deferred acquisition costs. We reserve the right to increase or decrease the premium tax charge or the DAC Tax charge to reflect changes in our expenses for premium taxes or DAC taxes.

MONTHLY DEDUCTION


Starting on the Policy Date and on each monthly processing date before the final payment date, we will assess a monthly deduction from the Policy Value to compensate us for administrative expenses and for the insurance coverage provided under the Policy. After the final payment date, only the mortality and expense risk charge will be deducted on each monthly processing date.



We deduct this charge from each Subaccount and the Fixed Account in accordance with the payment allocation instructions you provide at the time of application, or as later changed by written request. If you do not give us allocation instructions, we will make deductions on a pro-rata basis (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the unloaned Policy Value on the monthly processing date for all monthly deductions except the mortality and expense risk charge which is deducted pro-rata solely from the Subaccounts). If the Subaccount(s) and/or the Fixed Account you choose do not have sufficient Policy Value to cover the monthly deduction, we will deduct the unpaid balance of the monthly deduction on a pro-rata basis from the other Subaccount(s) and/or the Fixed Account that have sufficient value remaining (except that we will not deduct that portion of the monthly deduction that is the mortality and expense risk charge from the Fixed Account).


We will deduct charges allocated to the Fixed Account on a last-in, first-out basis. Because portions of the monthly deduction (such as the cost of insurance) can vary from month to month, the monthly deduction also may vary from month to month.

THE MONTHLY DEDUCTION HAS 5 COMPONENTS:

1.   the monthly cost of insurance charge;


2.   the monthly mortality and expense risk charge;


3.   the monthly administration fee;


4.   the monthly expense charge; and


5.   charges for riders you choose.


1. THE MONTHLY COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The cost of insurance rate (or rates) depends on a number of factors specific to each individual insured (including age, sex, and underwriting class), as well as the Policy Value and the number of months since the Policy Date, that cause it to vary from policy to policy and from month to month. The monthly cost of insurance charge is guaranteed not to exceed the charge shown in your Policy Details page.



The COST OF INSURANCE CHARGE is equal to:



- the cost of insurance rate that applies to the insured's attained age on the specific monthly processing date; MULTIPLIED BY



-    the net amount at risk.



The NET AMOUNT AT RISK is equal to:



-    the base death benefit on the monthly processing date, MINUS



-    the Policy Value on the monthly processing date.



NET AMOUNT AT RISK. The net amount at risk is equal to the difference between the base death benefit and the Policy Value. The net amount at risk will increase and decrease, depending on the investment performance of the Portfolios in which you invest, your payments, the fees and charges deducted under the Policy, the death benefit option you chose, any Policy transactions (such as partial withdrawals, loans, and changes in face amount), as well as the application of any tax-based minimum death benefit factors. We calculate the net amount at risk separately for the initial face amount and for any increase in face amount.


COST OF INSURANCE RATES. Actual cost of insurance rates may vary each month, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience. The actual cost of insurance rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Sex/Smoker Distinct Mortality Tables. We currently use cost of insurance rates that are lower than the annual guaranteed cost of insurance rates.


Cost of insurance rates generally increase with the age of the insured.



The underwriting class of the insured also will affect the cost of insurance rate. Underwriting classes may be increased if the insured has been assigned extra ratings. Extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

We calculate the cost of insurance charge separately for the initial face amount and for any increase in face amount. If we approve an increase in face amount, then a different underwriting class (and a different cost of insurance rate) may apply to the increase, based on the insured's circumstances at the time of the increase.



We deduct the cost of insurance charge on each monthly processing date starting with the Policy Date of your Policy. We will not deduct cost of insurance charges on or after the final payment date.



2. MONTHLY MORTALITY AND EXPENSE RISK CHARGE. On each monthly processing date during the first 120 months following the Policy Date, we assess a monthly charge equal to 1/12 of an annual rate of 0.35% of the daily net asset values of your Policy Value in the Subaccounts. Thereafter, we will assess a monthly charge equal to 1/12 of an annual rate of 0.10% of the daily net asset values of your Policy Value in the Subaccounts. We reserve the right to increase this charge, but guarantee that this charge will never exceed a monthly amount equal to 1/12 of an annual rate of 0.60% of the daily net asset values of your Policy Value in the Subaccounts during the first 120 months following the Policy Date and, thereafter, 1/12 of an annual rate of 0.30% of the daily net asset values of your Policy Value in the Subaccounts. The charge is based on the Policy Value in the Subaccounts as of the prior monthly processing date.



We assess this charge to compensate us for the mortality and expense risks we assume. The mortality risk we assume is that insureds may live for a shorter period of time than anticipated. If this happens, we must pay more death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed the administrative charge limits we set in the Policies. If the charge for the mortality and expense risks does not cover our actual mortality experience and expenses, we will absorb the losses. If the charge exceeds actual mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, that profit will be available for our use to pay sales, marketing and other expenses.



3. THE MONTHLY ADMINISTRATION FEE. We will deduct a $7.50 monthly administration fee each month through the final payment date.



4. THE MONTHLY EXPENSE CHARGE. We will deduct a monthly expense charge for the first 120 Policy Months after the Policy Date. The initial charge for each $1,000 of face amount is based on the issue age, sex and underwriting class of the insured on the Policy Date. This charge generally increases with the age of the insured.



We will also deduct a new monthly expense charge for the first 120 Policy Months following each increase in face amount. If you increase the face amount, we will set a new monthly expense charge rate attributable to the increase, based on the age, sex and underwriting class of the insured at the time of the increase.



5. MONTHLY RIDER CHARGES. The monthly deduction includes charges for any supplemental insurance benefits you add to your Policy by Rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated on the Policy Details page of your rider. The following riders are available under the Policy:



     - DISABILITY WAIVER OF PAYMENT RIDER: We deduct a charge for this rider per $1,000 of net amount at risk per month as part of the monthly deduction. This charge is based upon the age of the insured and may increase each year with the age of the insured.



     - ACCELERATED DEATH BENEFIT RIDER: We do not assess an administrative charge for this rider; however, we do reduce the accelerated death benefit by a discount factor (currently 6%) to compensate us for lost income due to the early payment of the death benefit. We will set the discount factor at our discretion at the time the rider is exercised. You should ask the Variable Life Service Center to calculate the amount of the deduction before you exercise the rider because the deduction could be substantial.



     - GUARANTEED DEATH BENEFIT RIDER: We deduct from your Policy Value a one-time administrative charge of $25 when you elect the rider.



     - OTHER INSURED TERM INSURANCE RIDER: There is a charge for this rider that is assessed as part of the monthly deduction and is calculated based on the rider's face amount of term insurance. The charge for this rider is based on the other insured's age, gender and underwriting class on the date the rider is exercised. The rates you are charged for this rider will generally increase with the age of the other insured. The cost of insurance rates for the rider could be different from the cost of insurance rates for the Policy.



     - TERM LIFE INSURANCE RIDER: There is a charge for this rider that is assessed as part of the monthly deduction and is calculated based on the rider's face amount of term insurance. The charge for this rider is based on the insured's age, gender and underwriting class on the date the rider is exercised. The rates you are charged for this rider will generally increase with the age of the insured. The cost of insurance rates for the rider could be different from the cost of insurance rates for the Policy.


SURRENDER CHARGE

We generally will assess a surrender charge against the Policy Value if, before the beginning of the 10th Policy Year from the Policy Date (or the date of any increase in face amount), you :


-    surrender the Policy,


-    decrease the face amount of the Policy, or



- make a partial withdrawal for more than the preferred partial withdrawal amount, while Death Benefit Option 1 or 3 is in effect.



The surrender charge is equal to a specific dollar amount charge for each $1000 of face amount being surrendered or decreased. The specific dollar amount charged is based on the age, gender, and underwriting class of the insured on the Policy Date or date of increase in face amount.



A different surrender charge period and rate per $1000 of face amount will apply to each face amount increase, and will be based on the insured's age, gender and underwriting class at the time of the increase. See Appendix D for a table of the maximum surrender charges we assess, based on the insured's age, gender and underwriting class.



The amount of the surrender charge decreases annually, and grades to zero by the beginning of the 10th Policy Year after the Policy Date or increase in face amount.



The surrender charge will not apply to the amount of the partial withdrawal that constitutes the preferred partial withdrawal. The preferred partial withdrawal amount is the amount of withdrawals in the same Policy Year that does not exceed 10% of the Policy Value as of the beginning of the Policy Year.



     SURRENDER CHARGES FOR POLICY YEARS 2 THROUGH 10 FOLLOWING THE POLICY DATE
                           AND FACE AMOUNT INCREASES



To determine the surrender charge for the Policy Years 2 through 10 following the Policy Date and any face amount increase, multiply the surrender charge derived from Appendix D by the factor listed below.



POLICY YEAR FOLLOWING
   POLICY DATE OR
FACE AMOUNT INCREASE             RATE
          2                     88.89%
          3                     77.78%
          4                     66.67%
          5                     55.56%
          6                     44.44%
          7                     33.33%
          8                     22.22%
          9                     11.11%
         10                      0.00%



If more than one surrender charge is in effect because of one or more increases in face amount, we will apply surrender and partial withdrawal charges in the following order:


-    first, against the most recent increase;


-    next, against the next most recent increase(s), successively; and


-    finally, against the initial face amount.


We will deduct any applicable surrender charge on a decrease in the face amount or a partial withdrawal that results in a decrease in face amount (see "Surrenders and Partial Withdrawals"). Such a surrender charge is a fraction of the charge that would apply to a full surrender--the fraction being the ratio of the decrease in face amount caused by the transaction to the total face amount immediately prior to the increase.


THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CALCULATE THESE CHARGES CAREFULLY BEFORE REQUESTING A SURRENDER OR DECREASE IN FACE AMOUNT. Under certain circumstances, the level of surrender charges may result in no cash surrender value available under your Policy.

PARTIAL WITHDRAWAL CHARGE


After the first Policy Year, you may withdraw a portion of your cash surrender value upon written request. For each partial withdrawal (including those classified as preferred partial withdrawals), we will deduct a transaction fee of 2.00% of the amount withdrawn, not to exceed $25. If the Policy has Death Benefit Option 1 or 3 in effect, we will also deduct a proportional amount of the full surrender charge based on the decrease in face amount resulting from the partial withdrawal.



We do not assess a proportional surrender charge against that portion of the partial withdrawal that is the preferred partial withdrawal.

TRANSFER CHARGE


We currently allow you to make 12 transfers among the Subaccounts or the Fixed Account each Policy Year at no charge. We reserve the right to limit the number of free transfers in a Policy Year to six.



- We currently deduct $10 from the account(s) where the transfer is made for each additional transfer after the number of free transfers allowed made during a Policy Year to compensate us for the costs of processing these transfers. We reserve the right to deduct up to $25 for each additional transfer after the number of free transfers allowed per Policy Year.



- For purposes of assessing the transfer charge, we consider each telephone, facsimile, or written request to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.



- We deduct the transfer charge pro-rata from the account(s) from which the transfer is being made unless you have specified the account(s) from which the charge should be deducted.



- Transfers resulting from dollar cost averaging, account rebalancing, reallocation of Policy Value during the first 20 days after Acceptance, loans, and a conversion during the first 24 months from the Date of Issue or an increase in face amount do not count as transfers for the purpose of assessing this charge.


PROCESSING CHARGE


A processing charge of up to $25 may be made for changing the payment allocation to compensate us for costs of processing your request.


LOAN CHARGE


Loan interest is charged in arrears on the outstanding loan. Loan interest that is unpaid when due will be added to the outstanding loan on each Policy Anniversary and will bear interest at the same rate of the loan. We currently charge an annual interest rate of 4.8% on standard loans, and 4.0% on preferred loans. We guarantee that the annual loan interest charges will never be more than 6.0% on standard loans and 4.5% on preferred loans.



After offsetting the 4.0% interest we guarantee we will credit to the portion of the fixed account securing the loan, the maximum guaranteed net cost of loans is 2.0% annually for standard loans and 0.5% annually for preferred loans. However, after offsetting the 4.0% interest we currently credit to the portion of the fixed account securing the loan, the current cost of the loans will be 0.8% for standard loans and 0% for preferred loans.


PORTFOLIO EXPENSES


The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests; some Portfolios also deduct 12b-1 fees from Portfolio assets. You pay these fees and expenses indirectly. For further information, consult the Portfolios' prospectuses and the Fee Table in this prospectus.


FEDERAL TAX CONSIDERATIONS

The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER QUALIFIED TAX ADVISERS FOR MORE COMPLETE INFORMATION. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). Federal income tax laws and the current interpretations by the IRS may change.


TAX STATUS OF THE POLICY. In order to qualify as a life insurance contract for Federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you make the full amount of payments permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with these requirements and we reserve the right to restrict Policy transactions in order to do so.


In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate net payments and Policy Values and the narrow focus of some of the Portfolios, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the Variable Account assets supporting the Policy.



In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.


The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state, and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. YOU SHOULD CONSULT A TAX ADVISER ON THESE CONSEQUENCES.

Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.


MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts classified as "Modified Endowment Contracts" will have less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of payments made into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.



If there is a reduction in the benefits under the Policy during the first seven years (for example, as a result of a partial surrender), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary payment. Unnecessary payments are payments made into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit payments or to limit reductions in benefits. A current or prospective Policy owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC. IF YOU DO NOT WANT YOUR POLICY TO BE CLASSIFIED AS A MEC, YOU SHOULD CONSULT A TAX ADVISER TO DETERMINE THE CIRCUMSTANCES, IF ANY, UNDER WHICH YOUR POLICY WOULD OR WOULD NOT BE CLASSIFIED AS A MEC.


DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:


- All distributions other than death benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy value immediately before the distribution plus prior distributions over the owner's total investment in the Policy at that time. They will be treated as tax-free recovery of the owner's investment in the Policy only after all such excess has been distributed. "Total investment in the Policy" means the aggregate amount of any payments or other considerations paid for a Policy, plus any previously taxed distributions.


- Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.


- A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have reached age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.


If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within 2 years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a policy that is not a MEC are generally treated first as a recovery of your investment in the policy, and as taxable income after the recovery of all investment in the policy. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Standard loans from or secured by a policy that is not a MEC are generally not treated as distributions. However, the tax consequences of preferred loans from a policy that is not a MEC are uncertain and you should consult a tax adviser concerning those consequences.

Finally, neither distributions from nor loans from (or secured by) a policy that is not a MEC are subject to the 10% additional tax.

POLICY LOANS. If a loan is outstanding when the policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, loan interest will not be deductible. Before taking out a loan, you should consult a tax adviser as to the tax consequences. IF YOUR POLICY HAS A LARGE AMOUNT OF INDEBTEDNESS WHEN IT LAPSES OR IS SURRENDERED, YOU MIGHT OWE TAXES THAT ARE MUCH MORE THAN THE CASH SURRENDER VALUE.





MULTIPLE POLICIES. All MECs that we issue (and that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.


BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, and retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. The IRS has also recently issued new guidance on split dollar insurance plans. THEREFORE, IF YOU ARE CONTEMPLATING USING THE POLICY IN ANY ARRANGEMENT THE VALUE OF WHICH DEPENDS IN PART ON ITS TAX CONSEQUENCES, YOU SHOULD BE SURE TO CONSULT A TAX ADVISER AS TO TAX ATTRIBUTES OF THE ARRANGEMENT . In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.


ACCELERATED DEATH BENEFIT RIDER. The tax consequences associated with electing to receive benefits under the Accelerated Death Benefit Rider are unclear. A tax adviser should be consulted about the tax consequences of requesting payment under the rider.


OTHER POLICY OWNER TAX MATTERS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of the Policy proceeds will be treated for purposes of Federal, state, and local estate, inheritance, generation-skipping, and other taxes.

POSSIBLE TAX LAW CHANGES. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). YOU SHOULD CONSULT A TAX ADVISER WITH RESPECT TO LEGISLATIVE DEVELOPMENTS AND THEIR EFFECT ON THE POLICY.


TAX SHELTER REGULATIONS. Owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.



ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.


SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS. If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences could differ. A competent tax adviser should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.


SPECIAL RULES FOR 403(b) ARRANGEMENTS. If a Policy is purchased in connection with a Section 403(b) tax-sheltered annuity program, the "Special Rules for Pension and Profit-Sharing Plans" discussed above may be applicable. In addition, payments, distributions and other transactions with respect to the Policy must be administered, in coordination with the Section 403(b) annuity, to comply with the requirements of Section 403(b) of the Code. A COMPETENT TAX ADVISER SHOULD BE CONSULTED.



SPLIT DOLLAR ARRANGEMENTS. You may enter into a split dollar arrangement with another person(s) whereby the payments and the right to receive benefits under the Policy are split between the parties. There are different ways of allocating these rights. For example, an employer and employee might agree that under a Policy on the life of an employee, the employer will make the payments and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any settlement in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the settlement the amount that he or she would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the settlement.


NEW GUIDANCE ON SPLIT DOLLAR ARRANGEMENTS. On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.


Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. ANY AFFECTED BUSINESS CONTEMPLATING MAKING A PAYMENT ON AN EXISTING POLICY, OR THE PURCHASE OF A NEW POLICY, IN CONNECTION WITH A SPLIT-DOLLAR LIFE INSURANCE ARRANGEMENT SHOULD CONSULT LEGAL COUNSEL.



In addition, the IRS and Treasury Department have recently issued guidance that substantially affects the tax treatment of split-dollar arrangements. The parties who elect to enter into a split dollar arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement, and before entering into or paying additional payments with respect to such arrangements.



FOREIGN TAX CREDITS. To the extent that any underlying eligible Portfolio makes the appropriate election, certain foreign taxes paid by the Portfolio will be treated as being paid by us, and we may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to Policyowners.


SUPPLEMENTAL BENEFITS AND RIDERS. Contact our Variable Life Service Center for further discussion of the tax consequences associated with particular supplemental benefits and riders available under the Policy.

SUPPLEMENTAL BENEFITS AND RIDERS

The following riders offering supplemental benefits are available under the Policy. Most of these riders are subject to age and underwriting requirements, and may be added or cancelled at any time. We generally deduct any monthly charges for these riders from Policy Value as part of the monthly deduction. The charges associated with certain of the riders may be reset annually. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details. The SAI contains a full description of each rider.

We currently offer the following riders and options under the Policy.

-    Accelerated Death Benefit Rider


-    Disability Waiver of Payment Rider


-    Guaranteed Death Benefit Rider

-    Other Insured Term Insurance Rider


-    Term Life Insurance Rider


ILLUSTRATIONS


We have prepared the following illustrations to help show how the Policy Value, cash surrender value, and death benefit under a hypothetical Policy with different hypothetical rates of investment performance will vary over an extended period of time. Illustrated values are shown for each Policy Year until the insured reaches age 110. The numbers shown in the illustrated tables are based on the following:



- an assumed, uniform, gross, after-tax, annual rate of return for each Portfolio of 0%, 6%, and 12% for each Policy Year; and



- the deduction of all Portfolio, separate account, and Policy fees and charges that apply to a hypothetical Policyowner who purchased a Policy with a specific face amount and made an annual payment on the first day of each Policy Year.



VALUES UNDER THE ILLUSTRATIONS. Zero values in the illustrations indicate the Policy would lapse unless the requirements of either the Minimum Payment Period or the Guaranteed Death Benefit Rider have been fulfilled, or additional payments have been made. The death benefits illustrated in the illustrations may reflect the minimum required death benefit increase in certain Policy Years, reflecting current Code requirements.



HYPOTHETICAL POLICYOWNER. The illustrations are based on the assumption that the hypothetical Policy belongs to a representative Policyowner with the sex, age, and underwriting classification as shown in the fee table, that is, a male age 45 at issue in the preferred non-tobacco underwriting class. The payment amount used in the table represents the typical payment amount that we expect a Policyowner to make. We expect that the hypothetical Policyowner will buy a Policy with a face amount of $250,000 and make annual payments of $4,350 on the first day of each Policy Year.



PORTFOLIO CHARGES AND EXPENSES. The Policy Values, cash surrender values and death benefits shown in the tables reflect the deduction of Portfolio charges and expenses for each Subaccount. We have assumed that the values are allocated across all Subaccounts equally. Thus, the hypothetical Policy would be subject to Portfolio charges of 1.49% of the Portfolios' average daily net assets, which equals the arithmetic average of each Portfolio's gross total average annual expenses for the last fiscal year. Neither voluntary nor contractual waivers and reimbursements of Portfolio expenses are reflected in the illustrated tables. For more information on Portfolio expenses, see the Portfolio expense table in the Fee Table section.



VARIABLE ACCOUNT AND POLICY FEES AND EXPENSES. The Policy Values, cash surrender values and death benefits shown in the tables also reflect the deduction of Variable Account and Policy fees and expenses assessed under the Policy and the timing of those charges. The tables show the charges at both their current rate and at their guaranteed maximum rate for the hypothetical Policyowner. The illustrations take into account the payment expense charge, the cost of insurance charge, the monthly administrative fee, the monthly expense charge, and the mortality and expense risk charge. Additionally, the tables illustrating the cash surrender value take surrender charges into account. Since certain of these charges vary by factors such as issue age, sex and underwriting class and other characteristics of the insured, the charges for your Policy are likely to differ significantly from the charges reflected in these illustrations. The illustrations assume that the Policyowner has taken no loans, transfers, partial withdrawals, or changed the allocation of payments. The illustrations assume no charges for supplemental riders.



NET ANNUAL HYPOTHETICAL RATES OF RETURN. Taking into consideration the assumed annual average Portfolio expenses of 1.49% and the annual Separate Account and Policy fees and expenses, the gross annual hypothetical rates of return of 0%, 6% and 12% correspond to approximate net annual hypothetical rates of return of -1.49%, 4.51% and 10.51%.



The tables illustrating Policy Values are based on the assumptions that the Policyowner pays the payments indicated, does not change the principal sum, and does not make any withdrawals or take any Policy loans. The values under an actual Policy may be significantly different from those shown even if the Portfolio returns average 0%, 6% or 12% but fluctuate over and under those averages throughout the years shown.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Portfolios, the amounts deducted for the Policy's monthly charges, the Portfolios' expense ratios, and your loan and withdrawal history in addition to the actual investment experience of the Portfolios.



Depending on the timing and degree of fluctuation in actual investment returns, the actual Policy Values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless you make more than the stated payment.



PERSONALIZED ILLUSTRATIONS. Since the cost of insurance and other charges differ significantly based on issue age, sex, underwriting class and other factors, the values under your Policy are likely to differ significantly from the values in the hypothetical illustrations shown in the tables below. Upon request to your agent or the Variable Life Service Center, we will furnish comparable illustrations based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those reflected in the following illustrations.



HYPOTHETICAL VALUES BASED ON CURRENT INSURANCE CHARGES



                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
      MALE AT ISSUE AGE 45 IN THE PREFERRED NON-TOBACCO UNDERWRITING CLASS
                          $250,000 INITIAL FACE AMOUNT
                             DEATH BENEFIT OPTION 1



---------------------------------------------------------------------------------------------------------------------------------
                         0% HYPOTHETICAL GROSS RATE OF       6% HYPOTHETICAL GROSS RATE OF      12% HYPOTHETICAL GROSS RATE OF
                         INVESTMENT RETURN (NET -1.49%)      INVESTMENT RETURN (NET 4.51%)      INVESTMENT RETURN (NET 10.51%)
 END                     ------------------------------      -----------------------------     ----------------------------------
  OF            ANNUAL     CASH                               CASH                               CASH
POLICY         PLANNED   SURRENDER    POLICY       DEATH    SURRENDER     POLICY     DEATH     SURRENDER     POLICY       DEATH
 YEAR   AGE    PAYMENT     VALUE      VALUE       BENEFIT     VALUE        VALUE    BENEFIT      VALUE        VALUE      BENEFIT
 ----   ---    -------     -----      -----       -------     -----        -----    -------      -----        -----      -------
  1      46     4,350           0      2,733      250,000           0      2,937    250,000            0        3,141     250,000
  2      47     4,350           0      5,345      250,000           0      5,923    250,000            0        6,526     250,000
  3      48     4,350       2,102      7,840      250,000       3,225      8,963    250,000        4,446       10,184     250,000
  4      49     4,350       5,335     10,253      250,000       7,174     12,092    250,000        9,258       14,177     250,000
  5      50     4,350       8,498     12,597      250,000      11,230     15,328    250,000       14,453       18,552     250,000
  6      51     4,350      11,606     14,884      250,000      15,409     18,687    250,000       20,084       23,363     250,000
  7      52     4,350      14,666     17,125      250,000      19,725     22,184    250,000       26,204       28,663     250,000
  8      53     4,350      17,681     19,321      250,000      24,184     25,823    250,000       32,863       34,503     250,000
  9      54     4,350      20,649     21,468      250,000      28,791     29,610    250,000       40,117       40,937     250,000
 10      55     4,350      23,570     23,570      250,000      33,551     33,551    250,000       48,027       48,027     250,000
 15      60     4,350      37,804     37,804      250,000      61,252     61,252    250,000      102,818      102,818     250,000
 20      65     4,350      48,408     48,408      250,000      93,480     93,480    250,000      192,118      192,118     250,000
 25      70     4,350      55,090     55,090      250,000     131,909    131,909    250,000      339,609      339,609     393,947
 30      75     4,350      56,289     56,289      250,000     178,876    178,876    250,000      579,869      579,869     620,460
 35      80     4,350      49,064     49,064      250,000     239,624    239,624    251,605      972,852      972,852   1,021,494
 40      85     4,350      27,281     27,281      250,000     317,241    317,241    333,103    1,608,418    1,608,418   1,688,839
 45      90     4,350           0          0            0     410,646    410,646    431,179    2,628,467    2,628,467   2,759,890
 50      95     4,350           0          0            0     526,066    526,066    531,327    4,287,710    4,287,710   4,330,587
 55     100     4,350           0          0            0     675,488    675,488    675,488    7,061,459    7,061,459   7,061,459
 60     105         0           0          0            0     838,062    838,062    838,062   11,584,768   11,584,768  11,584,768
 65     110         0           0          0            0   1,039,763  1,039,763  1,039,763   19,005,540   19,005,540  19,005,540
---------------------------------------------------------------------------------------------------------------------------------

HYPOTHETICAL VALUES BASED ON GUARANTEED MAXIMUM CHARGES



                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
      MALE AT ISSUE AGE 45 IN THE PREFERRED NON-TOBACCO UNDERWRITING CLASS
                          $250,000 INITIAL FACE AMOUNT
                             DEATH BENEFIT OPTION 1



----------------------------------------------------------------------------------------------------------------------------
                                0% HYPOTHETICAL GROSS RATE      6% HYPOTHETICAL GROSS RATE     12% HYPOTHETICAL GROSS RATE
                                   OF INVESTMENT RETURN            OF INVESTMENT RETURN           OF INVESTMENT RETURN
                                       (NET -1.49%)                    (NET 4.51%)                   (NET 10.51%)
 END                            --------------------------      --------------------------     ---------------------------
  OF               ANNUAL           CASH                           CASH                          CASH
POLICY            PLANNED         SURRENDER       DEATH          SURRENDER       DEATH         SURRENDER      DEATH
 YEAR     AGE     PAYMENT           VALUE        BENEFIT           VALUE        BENEFIT          VALUE       BENEFIT
 ----     ---     -------           -----        -------           -----        -------          -----       -------
   1       46      4,350                0        250,000                0       250,000                0       250,000
   2       47      4,350                0        250,000                0       250,000                0       250,000
   3       48      4,350            2,102        250,000            3,225       250,000            4,446       250,000
   4       49      4,350            5,335        250,000            7,174       250,000            9,258       250,000
   5       50      4,350            8,498        250,000           11,230       250,000           14,453       250,000
   6       51      4,350           10,858        250,000           14,648       250,000           19,312       250,000
   7       52      4,350           13,094        250,000           18,082       250,000           24,498       250,000
   8       53      4,350           15,193        250,000           21,521       250,000           30,034       250,000
   9       54      4,350           17,144        250,000           24,952       250,000           35,949       250,000
  10       55      4,350           18,931        250,000           28,360       250,000           42,273       250,000
  15       60      4,350           26,126        250,000           46,800       250,000           85,146       250,000
  20       65      4,350           26,398        250,000           64,115       250,000          153,670       250,000
  25       70      4,350           14,579        250,000           76,467       250,000          269,971       313,166
  30       75      4,350                0              0           75,927       250,000          459,451       491,613
  35       80      4,350                0              0           39,798       250,000          766,623       804,954
  40       85      4,350                0              0                0             0        1,246,706     1,309,041
  45       90      4,350                0              0                0             0        1,973,430     2,072,102
  50       95      4,350                0              0                0             0        3,130,063     3,161,364
  55      100      4,350                0              0                0             0        5,162,267     5,162,267
  60      105          0                0              0                0             0        8,469,024     8,469,024
  65      110          0                0              0                0             0       13,893,967    13,893,967
----------------------------------------------------------------------------------------------------------------------------


SALE OF THE POLICIES


Canada Life of America Financial Services, Inc. ("CLAFS") acts as the principal underwriter for and general distributor of the Policies. CLAFS was organized under the laws of Georgia on January 18, 1988, and is a wholly-owned subsidiary of Canada Life Insurance Company of America and an affiliate of the Company. CLAFS, located at 6201 Powers Ferry Road, NW, Atlanta, Georgia, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). More information about CLAFS and its registered representatives is available at http://www.nasdr.com or by calling (800) 289-9999. You also can obtain an investor brochure from NASD Regulation that includes information describing its Public Disclosure Program.



The Policy will be sold by individuals who are licensed as our life insurance agents and appointed by us and who are also registered representatives of CLAFS, by registered representatives of a broker-dealer having a selling agreement with CLAFS, or by registered representatives of a broker-dealer having a selling agreement with these broker-dealers. Such registered representatives will be licensed insurance agents appointed with our Company and authorized by applicable law to sell variable life insurance policies. CLAFS will pay distribution compensation to selling broker-dealers in varying amounts that, under normal circumstances, is not expected to exceed 90% of the target premium under the Policies and 4.0% of payment in excess of the target premium in the first year. The commission is not expected to exceed 4.0% of target premium and excess payment in years two through ten, and 3.0% after year two. In certain circumstances, we will pay a selling broker-dealer an additional marketing allowance of 20% of the target premium under the Policies.


Under our distribution agreement with CLAFS, we may pay the following sales expenses: general agent and agency manager's compensation; agents' training allowances; deferred compensation and insurance benefits of agents, general agents, and agency managers; advertising expenses; and all other expenses of distributing the Policies. We also pay for CLAFS' operating and other expenses. We pay sales commissions to broker-dealers having a selling agreement with CLAFS, and/or to broker-dealers having a selling agreement with these broker-dealers, for the sale of the Policies by their registered persons. We pay commissions to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions.

We may pay additional compensation to these broker-dealers pursuant to promotional contracts and/or reimburse them for portions of Policy sales expenses. Their registered representatives may receive a portion of the expense reimbursement allowance paid to these broker-dealers.

Because registered representatives who sell the Policies are also our life insurance agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. In some circumstances and to the extent permitted by applicable regulatory requirements, CLAFS may also reimburse certain sales and marketing expenses, pay promotional agent fees for providing marketing support for the distribution of the Policies, or pay other forms of special compensation to selling broker-dealers.

The Policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue this offering at any time.

LEGAL PROCEEDINGS


Canada Life Insurance Company of America and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, the principal underwriter, CLAFS, or the Company.


FINANCIAL STATEMENTS


Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements should be distinguished from the financial statements of the Variable Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these financial statements contained in the SAI, please call or write to us at our Variable Life Service Center.

GLOSSARY

APPLICATION

The application you must complete to purchase a Policy plus all forms required by us or applicable law.

ACCEPTANCE


The Date of Issue if the application is approved with no changes requiring your consent; otherwise, the date we receive your written consent to any changes and sufficient payment at our Variable Life Service Center.


AGE

How old the insured is on the birthday nearest to the most recent Policy Anniversary.

ASSIGNEE

The person to whom you have transferred your ownership of this Policy.

BASE DEATH BENEFIT

The amount payable under the base policy upon the death of the insured, before deductions for any outstanding loan and any unpaid monthly deductions or addition of rider benefits. The base death benefit depends on the death benefit option you select.

BASE POLICY


The Base Policy is the Policy without any attached supplemental benefit riders.


BENEFICIARY

The person you name to receive the death benefit when the insured dies. The owner may designate primary, contingent and irrevocable beneficiaries.

CASH SURRENDER VALUE

The amount payable on a full surrender of the Policy. It is the Policy Value less any outstanding loan and surrender charges.

CODE

The Internal Revenue Code of 1986, as amended.

COMPANY (WE, US, OUR)

Canada Life Insurance Company of America.

DATE OF ISSUE





The date we produce the Policy.


DEATH BENEFIT

The amount we pay to the beneficiary if the insured dies while this Policy is in force. "Death Benefit" has the same meaning as the term "Net Death Benefit" in your Policy.

DUE PROOF OF DEATH

Proof of death that is satisfactory to us. Such proof may consist of: (i) a certified copy of the death certificate; or (ii) a certified copy of the decree of a court of competent jurisdiction as to the finding of death.

EARNINGS


The amount by which the Policy Value exceeds the sum of the payments made, minus all withdrawals and withdrawal charges. Earnings are calculated at least once each month.


EVIDENCE OF INSURABILITY

Information, including medical information, that we use to determine the insured's underwriting class.

FACE AMOUNT

The amount of insurance coverage in effect under the Base Policy, including any additional increases or decreases. The initial face amount is shown on the Policy Details pages.

FINAL PAYMENT DATE


The Policy Anniversary nearest the insured's 100th birthday. After this date, which is shown on the Policy Details pages, no further payments may be made, not including full or partial loan repayments. There will be no further monthly deductions taken on or after the final payment date except for the monthly mortality and expense risk charges.


FIXED ACCOUNT

Part of our general account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Variable Account.

FUNDS

Investment companies that are registered with the SEC.

GENERAL ACCOUNT

All our assets other than those held in a variable account.

GRACE PERIOD

A 62-day period after which a Policy will lapse if you do not make a sufficient payment.

HOME OFFICE

Our office located at 6201 Powers Ferry Road. N.W., Atlanta, GA 30339.

INDEBTEDNESS

The total amount of all outstanding Policy loans, including both principal and interest due.

INITIAL FACE AMOUNT


The face amount on the Policy Date.








ISSUE AGE


The insured's age on the insured's birthday nearest the Policy Date.


LAPSE

What happens if your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.

LOAN FORECLOSURE


A loan foreclosure occurs after the Minimum Payment Period whenever the Policy Value minus any outstanding loan is insufficient to cover the monthly deduction.

LOAN VALUE

The maximum amount you may borrow under the Policy.

MINIMUM PAYMENT PERIOD


A guarantee that the Policy will not lapse during the first 48 Policy Months after the Policy Date or increase in face amount if the requirements are met. The Minimum Payment Period requirement is met if, on each monthly processing date, the sum of all payments you have made, less any outstanding loan, partial withdrawals, and partial withdrawal charges equals or exceeds the cumulative total of the minimum monthly payments in effect from the Policy Date or date of increase in face amount to the monthly processing date.



MINIMUM INITIAL PAYMENT



An amount equal to the minimum annual payment (as set forth in your Policy) divided by the following factor (reflecting the frequency of your planned payments): annual 1.0; semi-annual 2.0; quarterly 4.0; monthly 12.0.


MONTHLY DEDUCTION


Consists of the charges taken on each monthly processing date up to the final payment date, including the cost of insurance charge, monthly expense charge, monthly administration fee, and any monthly rider charges. This charge also includes the monthly mortality and expense risk charge that will continue to be assessed after the final payment date.


MONTHLY PROCESSING DATE


The date on which the monthly deduction is taken each month. This date is shown on the Policy Details pages. This is the same day as the Policy Date in each successive month. If there is no day in a calendar month that coincides with the Policy Date, or if that day falls on a day that is not a valuation day, then the monthly processing day is the next valuation day. On each monthly processing day, we determine Policy charges and deduct them from the Policy Value.


NET AMOUNT AT RISK

The net amount at risk on the monthly processing date is the base death benefit minus the Policy Value prior to the monthly deduction. On any other day the net amount at risk is the base death benefit minus the Policy Value. The net amount at risk can be determined on the monthly processing date or any other day.


NET PAYMENT


Your payment minus the payment expense charge shown on the Policy Details pages.

OUTSTANDING LOAN


All Policy loans taken plus interest due or accrued, minus any loan repayments made and interest earned.



PERIODIC PLANNED PAYMENT



The payment selected by the Policyowner at issue as the intended periodic payment to be made to this Policy.


POLICY ANNIVERSARY


The same date in each Policy Year as the Policy Date.


POLICY CHANGE

Any change in the face amount, or the addition or deletion of a rider, underwriting classification, or change from Death Benefit Option 1 to Death Benefit Option 2, and vice versa.


POLICY DATE



We measure the monthly processing date, Policy Months, Policy Years and Policy Anniversaries from this date. Insurance coverage begins on this date.


POLICY DETAILS

Information specific to your Policy, located on the pages following the table of contents in your Policy.

POLICYOWNER (YOU OR YOUR)

The person who may exercise all rights under the Policy, with the consent of any irrevocable beneficiary.

POLICY VALUE


The sum of the Variable Account Value and the Fixed Account Value.


POLICY YEAR


A year that starts on the Policy Date or on a Policy Anniversary.


PORTFOLIOS

The investment portfolios of the Funds in which the Subaccounts invest.


PREFERRED PARTIAL WITHDRAWAL



A partial withdrawal when the withdrawal amount and the sum of the prior withdrawal amounts in the same Policy Year do not exceed 10% of the Policy Value as of the beginning of the Policy Year.


PRO-RATA ALLOCATION

An allocation among the Fixed Account and the Subaccounts in the same proportion that, on the date of allocation, the unloaned Policy Value in the Fixed Account and in each Subaccount bear to the total unloaned Policy Value.

RIDER

A supplementary insurance contract that provides an optional benefit, which may be added to your Policy for an additional charge.

RIGHT TO EXAMINE PERIOD


The period described on the cover page of your Policy during which the Policyowner may cancel the Policy for a refund by returning it to the Company.


SUBACCOUNT


A subdivision of the Variable Account investing exclusively in the shares of a single Portfolio.


UNDERWRITING CLASS

The insurance risk classification that we assign to the insured based on the information in the application and any other evidence of insurability that we consider. The insured's underwriting class affects the monthly deduction and the payment required to keep the Policy in force. It is shown on the Policy Details pages.

UNIT

A measurement used in the determination of the Policy's Variable Account value.

VALUATION DAY


A valuation day is each day that each Subaccount is valued. A valuation day is each day that the New York Stock Exchange ("NYSE") is open for regular trading. A valuation day ends when regular trading on the NYSE closes (usually 4:00 p.m. Eastern Time).


VALUATION PERIOD

The period beginning at the close of business on one valuation day and continuing to the close of business on the next valuation day. The close of business is the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

VARIABLE ACCOUNT

Canada Life of America Variable Life Account 1.

VARIABLE LIFE SERVICE CENTER


Our Variable Life Service Center as shown on the cover page of the Policy is located at P.O. Box 105662, Atlanta, Georgia, 30348-5662 telephone: (800) 905-1959. You may reach us between the hours of 8 a.m. and 7 p.m. E.T. Monday through Friday.


WRITTEN NOTICE OR WRITTEN REQUEST

The written notice or request you must complete, sign, and send to us at our Variable Life Service Center to request or exercise your rights as Policyowner. To be complete, each written notice or written request must: (i) be in a form we accept; (ii) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right under the Policy you specify; and (iii) be received at our Variable Life Service Center.

                                                                      APPENDIX A



              DEATH BENEFIT OPTIONS 1 AND 2--GUIDELINE PREMIUM TEST






                          MINIMUM DEATH BENEFIT FACTORS



 AGE                      PERCENTAGE
 0-40                        250%
  41                         243%
  42                         236%
  43                         229%
  44                         222%
  45                         215%
  46                         209%
  47                         203%
  48                         197%
  49                         191%
  50                         185%
  51                         178%
  52                         171%
  53                         164%
  54                         157%
  55                         150%
  56                         146%
  57                         142%
  58                         138%
  59                         134%
  60                         130%
  61                         128%
  62                         126%
  63                         124%
  64                         122%
  65                         120%
  66                         119%
  67                         118%
  68                         117%
  69                         116%
  70                         115%
  71                         113%
  72                         111%
  73                         109%
  74                         107%
 75-90                       105%
  91                         104%
  92                         103%
  93                         102%
  94                         101%
95-100                       100%

                                                                      APPENDIX B


              DEATH BENEFIT OPTION 3--CASH VALUE ACCUMULATION TEST





                          MINIMUM DEATH BENEFIT FACTORS
                  FOR A REPRESENTATIVE POLICYOWNER AND INSURED



AGE                      PERCENTAGE
45                         306.88%
46                         297.07%
47                         287.63%
48                         278.55%
49                         269.81%
50                         261.40%
51                         253.30%
52                         245.52%
53                         238.06%
54                         230.91%
55                         224.05%
56                         217.49%
57                         211.22%
58                         205.21%
59                         199.45%
60                         193.93%
61                         188.66%
62                         183.62%
63                         178.81%
64                         174.23%
65                         169.87%
66                         165.73%
67                         161.79%
68                         158.04%
69                         154.46%
70                         151.05%
71                         147.81%
72                         144.77%
73                         141.87%
74                         139.14%
75                         136.59%
76                         134.20%
77                         131.97%
78                         129.86%
79                         127.87%
80                         125.98%
81                         124.19%
82                         122.49%
83                         120.90%
84                         119.43%
85                         118.06%
86                         116.81%
87                         115.64%
88                         114.55%
89                         113.52%
90                         112.52%
91                         111.54%
92                         110.54%
93                         109.51%
94                         108.40%
95                         107.20%
96                         105.91%
97                         104.58%
98                         103.37%
99                         102.44%

                                                                      APPENDIX C


                         MAXIMUM MONTHLY EXPENSE CHARGES


We compute a Monthly Expense Charge on the Policy Date and on each increase in face amount. The Monthly Expense Charge is based on the age (on the Policy Date or on the date of any increase in face amount), sex, and underwriting class of the insured, as indicated in the table below.



            MAXIMUM MONTHLY EXPENSE CHARGES PER $1,000 OF FACE AMOUNT



                   MALE                                 FEMALE                               UNISEX
                 STANDARD,                             STANDARD,                            STANDARD,
              PREFERRED-PLUS                        PREFERRED-PLUS                       PREFERRED-PLUS
               AND PREFERRED                         AND PREFERRED                        AND PREFERRED
ISSUE AGE       NON-TOBACCO       MALE TOBACCO        NON-TOBACCO      FEMALE TOBACCO      NON-TOBACCO     UNISEX TOBACCO
    0               N/A               0.11                N/A               0.08               N/A              0.10
    1               N/A               0.11                N/A               0.08               N/A              0.11
    2               N/A               0.12                N/A               0.08               N/A              0.11
    3               N/A               0.12                N/A               0.08               N/A              0.11
    4               N/A               0.12                N/A               0.09               N/A              0.11
    5               N/A               0.12                N/A               0.09               N/A              0.12
    6               N/A               0.13                N/A               0.09               N/A              0.12
    7               N/A               0.13                N/A               0.09               N/A              0.12
    8               N/A               0.13                N/A               0.09               N/A              0.12
    9               N/A               0.14                N/A               0.10               N/A              0.13
   10               N/A               0.14                N/A               0.10               N/A              0.13
   11               N/A               0.14                N/A               0.10               N/A              0.13
   12               N/A               0.14                N/A               0.11               N/A              0.14
   13               N/A               0.15                N/A               0.11               N/A              0.14
   14               N/A               0.15                N/A               0.11               N/A              0.14
   15               N/A               0.15                N/A               0.11               N/A              0.15
   16               N/A               0.16                N/A               0.12               N/A              0.15
   17               N/A               0.16                N/A               0.12               N/A              0.15
   18              0.12               0.16               0.11               0.12              0.12              0.16
   19              0.13               0.17               0.11               0.13              0.12              0.16
   20              0.13               0.17               0.12               0.13              0.13              0.16
   21              0.13               0.17               0.12               0.13              0.13              0.17
   22              0.14               0.18               0.12               0.14              0.13              0.17
   23              0.14               0.18               0.12               0.14              0.14              0.17
   24              0.15               0.19               0.13               0.15              0.14              0.18
   25              0.15               0.19               0.13               0.15              0.15              0.18
   26              0.15               0.19               0.13               0.15              0.15              0.19
   27              0.16               0.20               0.14               0.16              0.15              0.19
   28              0.16               0.20               0.14               0.16              0.16              0.19
   29              0.17               0.21               0.14               0.17              0.16              0.20
   30              0.17               0.21               0.15               0.17              0.17              0.20
   31              0.17               0.21               0.15               0.17              0.17              0.21
   32              0.18               0.22               0.15               0.18              0.17              0.21
   33              0.18               0.22               0.15               0.18              0.18              0.21
   34              0.19               0.23               0.16               0.19              0.18              0.22
   35              0.19               0.23               0.16               0.19              0.18              0.22
   36              0.21               0.25               0.17               0.21              0.20              0.24
   37              0.22               0.27               0.19               0.22              0.21              0.26
   38              0.24               0.29               0.20               0.24              0.23              0.28
   39              0.25               0.31               0.21               0.25              0.24              0.29
   40              0.27               0.33               0.23               0.27              0.26              0.31
   41              0.28               0.34               0.24               0.28              0.27              0.33
   42              0.30               0.36               0.25               0.30              0.29              0.35
   43              0.31               0.38               0.26               0.31              0.30              0.37

            MAXIMUM MONTHLY EXPENSE CHARGES PER $1,000 OF FACE AMOUNT



                   MALE                                 FEMALE                               UNISEX
                 STANDARD,                             STANDARD,                            STANDARD,
              PREFERRED-PLUS                        PREFERRED-PLUS                       PREFERRED-PLUS
               AND PREFERRED                         AND PREFERRED                        AND PREFERRED
ISSUE AGE       NON-TOBACCO       MALE TOBACCO        NON-TOBACCO      FEMALE TOBACCO      NON-TOBACCO     UNISEX TOBACCO
   44              0.33               0.40               0.28               0.33              0.32              0.39
   45              0.34               0.42               0.29               0.34              0.33              0.40
   46              0.36               0.44               0.30               0.36              0.35              0.42
   47              0.38               0.46               0.32               0.37              0.36              0.44
   48              0.39               0.48               0.33               0.39              0.38              0.46
   49              0.41               0.50               0.35               0.40              0.40              0.48
   50              0.43               0.52               0.36               0.42              0.42              0.50
   51              0.44               0.54               0.37               0.43              0.43              0.52
   52              0.46               0.56               0.38               0.45              0.44              0.53
   53              0.47               0.57               0.40               0.46              0.46              0.55
   54              0.49               0.59               0.41               0.48              0.47              0.57
   55              0.50               0.61               0.42               0.49              0.48              0.59
   56              0.53               0.65               0.45               0.52              0.51              0.62
   57              0.56               0.69               0.47               0.55              0.55              0.66
   58              0.60               0.72               0.50               0.58              0.58              0.70
   59              0.63               0.76               0.52               0.61              0.61              0.73
   60              0.66               0.80               0.55               0.64              0.64              0.77
   61              0.70               0.82               0.58               0.67              0.68              0.79
   62              0.74               0.83               0.61               0.71              0.71              0.81
   63              0.78               0.85               0.64               0.74              0.75              0.83
   64              0.82               0.86               0.67               0.78              0.79              0.85
   65              0.86               0.88               0.70               0.81              0.83              0.87
   66              0.86               0.88               0.70               0.80              0.83              0.86
   67              0.86               0.87               0.69               0.80              0.82              0.86
   68              0.85               0.87               0.69               0.79              0.82              0.85
   69              0.85               0.86               0.68               0.79              0.82              0.85
   70              0.85               0.86               0.68               0.78              0.82              0.84
   71              0.85               0.86               0.68               0.78              0.82              0.84
   72              0.85               0.86               0.68               0.78              0.82              0.84
   73              0.85               0.86               0.68               0.78              0.82              0.84
   74              0.85               0.86               0.68               0.78              0.82              0.84
   75              0.85               0.86               0.68               0.78              0.82              0.84
   76              0.85               0.86               0.68               0.78              0.82              0.84
   77              0.85               0.86               0.68               0.78              0.82              0.84
   78              0.85               0.86               0.68               0.78              0.82              0.84
   79              0.85               0.86               0.68               0.78              0.82              0.84
   80              0.85               0.86               0.68               0.78              0.82              0.84
   81              0.85               0.86               0.68               0.78              0.82              0.84
   82              0.85               0.86               0.68               0.78              0.82              0.84
   83              0.85               0.86               0.68               0.78              0.82              0.84
   84              0.85               0.86               0.68               0.78              0.82              0.84
   85              0.85               0.86               0.68               0.78              0.82              0.84

                                                                      APPENDIX D


                    CALCULATION OF MAXIMUM SURRENDER CHARGES


We compute a separate surrender charge on the Policy Date and at the time of each increase in face amount. The maximum surrender charges are based on the age (on the Policy Date and on the date of any increase in face amount), sex and underwriting class of the insured, as indicated in the table below.



               MAXIMUM SURRENDER CHARGE PER $1,000 OF FACE AMOUNT



                    MALE                               FEMALE                             UNISEX
                  STANDARD,                           STANDARD,                          STANDARD,
               PREFERRED-PLUS                      PREFERRED-PLUS                     PREFERRED-PLUS
                AND PREFERRED                       AND PREFERRED                      AND PREFERRED
ISSUE AGE        NON-TOBACCO      MALE TOBACCO       NON-TOBACCO     FEMALE TOBACCO     NON-TOBACCO    UNISEX TOBACCO
     0               N/A              14.46              N/A             13.54              N/A             14.26
     1               N/A              14.44              N/A             13.53              N/A             14.23
     2               N/A              14.58              N/A             13.64              N/A             14.36
     3               N/A              14.73              N/A             13.76              N/A             14.51
     4               N/A              14.91              N/A             13.89              N/A             14.67
     5               N/A              15.09              N/A             14.01              N/A             14.85
     6               N/A              15.29              N/A             14.16              N/A             15.03
     7               N/A              15.50              N/A             14.31              N/A             15.23
     8               N/A              15.73              N/A             14.48              N/A             15.44
     9               N/A              15.96              N/A             14.66              N/A             15.67
    10               N/A              16.22              N/A             14.87              N/A             15.91
    11               N/A              16.47              N/A             15.06              N/A             16.16
    12               N/A              16.75              N/A             15.26              N/A             16.42
    13               N/A              17.03              N/A             15.48              N/A             16.69
    14               N/A              17.31              N/A             15.70              N/A             16.96
    15               N/A              17.60              N/A             15.92              N/A             17.24
    16               N/A              17.90              N/A             16.15              N/A             17.52
    17               N/A              18.17              N/A             16.39              N/A             17.80
    18              16.62             18.47             15.60            16.64             16.42            18.10
    19              16.84             18.78             15.82            16.89             16.63            18.40
    20              17.06             19.11             16.04            17.16             16.86            18.71
    21              17.30             19.46             16.27            17.45             17.09            19.05
    22              17.55             19.83             16.51            17.75             17.34            19.41
    23              17.84             20.23             16.78            18.06             17.62            19.79
    24              18.14             20.65             17.04            18.38             17.92            20.18
    25              18.46             21.08             17.39            18.74             18.24            20.60
    26              18.80             21.53             17.69            19.09             18.58            21.03
    27              19.16             22.01             18.01            19.46             18.93            21.49
    28              19.55             22.52             18.34            19.86             19.30            21.97
    29              19.96             23.06             18.69            20.28             19.70            22.49
    30              20.38             23.64             19.06            20.73             20.11            23.04
    31              20.84             24.25             19.44            21.20             20.55            23.62
    32              21.32             24.91             19.85            21.69             21.01            24.24
    33              21.82             25.58             20.27            22.21             21.50            24.88

               MAXIMUM SURRENDER CHARGE PER $1,000 OF FACE AMOUNT



                    MALE                               FEMALE                             UNISEX
                  STANDARD,                           STANDARD,                          STANDARD,
               PREFERRED-PLUS                      PREFERRED-PLUS                     PREFERRED-PLUS
                AND PREFERRED                       AND PREFERRED                      AND PREFERRED
ISSUE AGE        NON-TOBACCO      MALE TOBACCO       NON-TOBACCO     FEMALE TOBACCO     NON-TOBACCO    UNISEX TOBACCO
    34              22.35             26.29             20.71            22.74             22.01            25.55
    35              22.91             27.04             21.18            23.29             22.55            26.26
    36              23.43             27.74             21.61            23.79             23.06            26.91
    37              23.99             28.48             22.06            24.33             23.59            27.60
    38              24.57             29.24             22.54            24.90             24.15            28.32
    39              25.19             30.05             23.04            25.50             24.75            29.09
    40              25.85             30.91             23.57            26.12             25.38            29.89
    41              26.54             31.81             24.13            26.77             26.04            30.73
    42              27.28             32.76             24.71            27.45             26.75            31.62
    43              28.06             33.77             25.33            28.14             27.49            32.56
    44              28.89             34.83             25.99            28.86             28.28            33.54
    45              29.76             35.93             26.68            29.62             29.12            34.56
    46              30.67             37.12             27.39            30.42             29.99            35.66
    47              31.64             38.34             28.15            31.26             30.90            36.79
    48              32.64             39.58             28.95            32.13             31.86            37.94
    49              33.69             40.88             29.79            33.05             32.87            39.14
    50              34.80             42.22             30.67            34.00             33.92            40.39
    51              35.98             43.62             31.62            35.04             35.05            41.69
    52              37.24             45.08             32.62            36.12             36.26            43.05
    53              38.58             46.69             33.68            37.28             37.53            44.54
    54              40.00             48.39             34.80            38.49             38.88            46.11
    55              41.51             50.17             36.00            39.78             40.32            47.76
    56              43.00             51.95             37.21            41.11             41.74            49.41
    57              44.57             53.82             38.50            42.52             43.25            51.14
    58              46.22             53.76             39.88            44.05             44.83            52.93
    59              47.95             53.45             41.34            45.67             46.49            53.76
    60              49.76             53.14             42.87            47.36             48.22            53.46
    61              51.61             52.94             44.46            49.11             50.01            53.25
    62              53.56             52.74             46.14            50.97             51.88            53.04
    63              53.30             52.55             47.92            52.87             53.54            52.84
    64              52.97             52.36             49.82            53.52             53.23            52.64
    65              52.64             52.16             51.84            53.24             52.91            52.42
    66              52.53             52.06             53.85            53.16             52.81            52.34
    67              52.42             51.96             53.76            53.08             52.70            52.24
    68              52.30             51.86             53.66            53.00             52.59            52.15
    69              52.18             51.75             53.55            52.91             52.47            52.05
    70              52.05             51.64             53.44            52.82             52.35            51.95
    71              51.91             51.52             53.30            52.66             52.21            51.83
    72              51.77             51.40             53.16            52.53             52.07            51.71
    73              51.62             51.28             53.01            52.39             51.93            51.59
    74              51.47             51.16             52.85            52.24             51.78            51.47
    75              51.32             51.04             52.69            52.09             51.62            51.34

               MAXIMUM SURRENDER CHARGE PER $1,000 OF FACE AMOUNT



                    MALE                               FEMALE                             UNISEX
                  STANDARD,                           STANDARD,                          STANDARD,
               PREFERRED-PLUS                      PREFERRED-PLUS                     PREFERRED-PLUS
                AND PREFERRED                       AND PREFERRED                      AND PREFERRED
ISSUE AGE        NON-TOBACCO      MALE TOBACCO       NON-TOBACCO     FEMALE TOBACCO     NON-TOBACCO    UNISEX TOBACCO
    76              51.16             50.90             52.52            51.94             51.46            51.20
    77              50.99             50.75             52.34            51.78             51.30            51.06
    78              50.83             50.60             52.16            51.62             51.13            50.90
    79              50.66             50.45             51.98            51.47             50.96            50.75
    80              50.49             50.29             51.79            51.31             50.79            50.59
    81              50.33             50.15             51.59            51.15             50.62            50.44
    82              50.17             50.01             51.39            51.00             50.45            50.30
    83              50.01             49.87             51.19            50.84             50.28            50.14
    84              49.85             49.72             50.99            50.63             50.11            49.97
    85              49.69             49.56             50.77            50.41             49.93            49.79

                                                                      APPENDIX E


                        EXAMPLES OF DEATH BENEFIT OPTIONS

For the purposes of the following examples, assume that the insured is under the age of 40, and that there is no outstanding loan.


EXAMPLE USING DEATH BENEFIT OPTION 1. Under Option 1, a Policy with a $100,000 face amount will have a base death benefit of $100,000. However, because the base death benefit must be equal to or greater than 250% of Policy Value (see Appendix A), if the Policy Value exceeds $40,000 the base death benefit will exceed the $100,000 face amount. In this example, each dollar of Policy Value above $40,000 will increase the base death benefit by $2.50.



A POLICY WITH A POLICY VALUE OF:



-        $50,000 will have a minimum death benefit of $125,000 (e.g., $50,000 X
         $2.50);



- $60,000 will have a minimum death benefit of $150,000 (e.g., $60,000 X $2.50); and



-        $75,000 will have a minimum death benefit of $187,500 (e.g., $75,000 X
         $2.50).


Similarly, if Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the base death benefit by $2.50. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the base death benefit will be reduced from $150,000 to $125,000. However, the base death benefit will never be less than the face amount of the Policy.


The Guideline Minimum Death Benefit Factor decreases as the insured's age increases. If the insured's age in the above example were 50 (rather than between zero and 40), the Guideline Minimum Death Benefit Factor would be 185% (see Appendix A). The base death benefit would be greater than $100,000 face amount when the Policy Value exceeds $54,054 (rather than $40,000), and each dollar then added to or taken from Policy Value would change the base death benefit by $1.85.



EXAMPLE USING DEATH BENEFIT OPTION 2. Under Option 2, assume that the insured is under the age of 40 and that there is no outstanding loan. The face amount of the Policy is $100,000. Under Death Benefit Option 2, a Policy with a face amount of $100,000 will produce a base death benefit of $100,000 plus Policy Value.



A POLICY WITH POLICY VALUE OF:



- $10,000 will produce a minimum death benefit of $110,000 (e.g., $100,000 + $10,000);



- $25,000 will produce a minimum death benefit of $125,000 (e.g., $100,000 + $25,000); and



- $50,000 will produce a minimum death benefit of $150,000 (e.g., $100,000 +$50,000).



However, the Guideline Minimum Death Benefit must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $66,667, 250% of the Policy Value will be Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be greater than the face amount plus Policy Value. In this example, each dollar of Policy Value above $66,667 will increase the base death benefit by $2.50.



IF THE POLICY VALUE IS:



-        $70,000, the minimum death benefit will be $175,000 (e.g., $70,000 X
         2.50);



- $80,000, the minimum death benefit t will be $200,000 (e.g., $80,000 X 2.50); and



-        $90,000, the minimum death benefit will be $225,000 (e.g., $90,000 X
         2.50).


Similarly, if Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the base death benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the base death benefit will be reduced from $200,000 to $175,000. However, the base death benefit will be the face amount plus Policy Value when the Guideline Minimum Death Benefit is less than the face amount plus the Policy Value.


As described above, the Guideline Minimum Death Benefit Factor becomes lower as the insured's age increases. If the insured's age in the above example were 50, the base death benefit must be at least 185% of the Policy Value. The base death benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the base death benefit by $1.85.



EXAMPLE USING DEATH BENEFIT OPTION 3. In this example assume that the insured is a male, age 35, preferred non-tobacco and that there is no outstanding loan. The Guideline Minimum Death Benefit Factor, for this example, would be 437%.


Under Death Benefit Option 3, a Policy with a face amount of $100,000 will have a base death benefit of $100,000. However, because the base death benefit must be equal to or greater than 437% of Policy Value (in Policy Year 1), if the

Policy Value exceeds $22,883 the base death benefit will exceed the $100,000 face amount. In this example, each dollar of Policy Value above $22,883 will increase the base death benefit by $4.37.



A POLICY WITH A POLICY VALUE OF:



-        $50,000 will produce a minimum death benefit of $218,500 ($50,000 X
         4.37);



-        $60,000 will produce a minimum death benefit of $262,200 ($60,000 X
         4.37); and



-        $75,000 will produce a minimum death benefit of $327,750 ($75,000 X
         4.37).


Similarly, if Policy Value exceeds $22,883, each dollar taken out of Policy Value will reduce the base death benefit by $4.37. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges, or negative investment performance, the base death benefit will be reduced from $262,200 to $218,500. If, however, the product of the Policy Value times the applicable percentage is less than the face amount, the base death benefit will equal the face amount.

The applicable percentage becomes lower as the insured's age increases. If the insured's age in the above example were, for example, 50 (rather than 35), the applicable percentage would be 270% (in policy year 1). The base death benefit would not exceed the $100,000 face amount unless the Policy Value exceeded $37,037 (rather than $22,883), and each dollar then added to or taken from Policy Value would change the base death benefit by $2.70.


The Guideline Minimum Death Benefit Factor decreases as the insured's age increases. If the insured's age in the above example were 50 (rather than between zero and 40), the Guideline Minimum Death Benefit Factor would be 185% (see Appendix A). The base death benefit would be greater than $100,000 face amount when the Policy Value exceeds $54,054 (rather than $40,000), and each dollar then added to or taken from Policy Value would change the base death benefit by $1.85.

              STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS




THE POLICY


    The Policy



    Non-Participation


    Our Right to Contest the Policy


    Misstatement of Age or Sex



    Suicide Exclusion


    Policyowner


    Ownership Rights


    Beneficiary
    Assignment


    Notification of Death



    Policy Termination



    Reports to Owners



DEATH BENEFIT



    Minimum Death Benefit


    Changing Death Benefit Options
    Payment Options


LAPSE AND REINSTATEMENT



    Risk of Policy Lapse



TRANSFERS


    Dollar Cost Averaging
    Account Rebalancing


THE VARIABLE ACCOUNT AND THE PORTFOLIOS


    Change in Subaccount Investment Policy


    Potential Conflicts of Interests



CHARGES AND DEDUCTIONS



    Cost of Insurance Rates



    Charge Discounts for Certain Groups and Affiliates


SUPPLEMENTAL BENEFITS AND RIDERS


    Accelerated Death Benefit Rider



    Disability Waiver of Payment Rider


    Guaranteed Death Benefit Rider
    Other Insured Term Insurance Rider


    Term Life Insurance Rider


PERFORMANCE DATA


    Hypothetical Illustrations



    Yields and Total Returns



    Money Market Subaccounts



    Total Returns



THE COMPANY AND THE FIXED ACCOUNT



    Information about the Company



    Information about the Variable Account



    Safekeeping of Account Assets



    Experts



    Other Information



    Financial Statements


ADDITIONAL INFORMATION


    IMSA



    Policies Issued in Conjunction with Employee Benefit Plans


    Records


    Services and Third Party Administration Agreements


    Principal Underwriter


    Legal Matters


INDEX TO FINANCIAL STATEMENTS

[OUTSIDE BACK COVER PAGE]


To learn more about the Policy, you should read the Statement of Additional Information (SAI). The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, please call us toll-free at 1-800-905-1959 between the hours of 8 a.m. and 7 p.m. E.T. Monday through Friday, or write to us at our Variable Life Service Center at P.O. Box 105662, Atlanta, GA 30348-5662. We will send you a copy of the SAI within 3 days of receipt of your request.



You may also call us toll-free or write to us at the Variable Life Service Center if you wish to receive a copy of personalized illustrations of your Policy's death benefits, cash surrender values, and policy values, to request additional information about the Policy, and to ask questions about your Policy.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet e-mail (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.


Investment Company Act of 1940 Registration File Nos. 333-100569; 811-09667

                                    PRESTIGE


                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1
                                  (REGISTRANT)





                                       OF


                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                                   (DEPOSITOR)

                                   HOME OFFICE
                          6201 POWERS FERRY ROAD. N.W.
                                ATLANTA, GA 30339

                          VARIABLE LIFE SERVICE CENTER
                                 P.O. BOX 105662
                           ATLANTA, GEORGIA 30348-5662


                       PHONE: 1 (800) 905-1959 (TOLL-FREE)



                        FAX: 1 (888) 670-4836 (TOLL-FREE)


                       STATEMENT OF ADDITIONAL INFORMATION
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium variable universal life insurance policy (the "Policy") offered by Canada Life Insurance Company of America (we, our, us, or the Company). This SAI is not a prospectus. It should be read together with the prospectus for the Policy dated May 1, 2003, and the prospectuses from the 30 Portfolios in which you may invest in the Policy.


You may obtain a free copy of the prospectus by writing or calling us at our address or toll-free phone number shown above. Terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2003.

TABLE OF CONTENTS






The Policy......................................................................    1
The Policy......................................................................    1
Non-Participation...............................................................    1
Our Right to Contest the Policy.................................................    1
Misstatement of Age or Sex......................................................    1
Suicide Exclusion...............................................................    1
Policyowner.....................................................................    1
Beneficiary.....................................................................    2
Assignment......................................................................    2
Notification of Death...........................................................    2
Policy Termination..............................................................    2
Reports to Owners...............................................................    2
Death Benefit...................................................................    3
Minimum Death Benefit...........................................................    3
Changing Death Benefit Options..................................................    3
Payment Options for the Death Benefit and on Surrender..........................    4
Lapse and Reinstatement.........................................................    4
Risk of Policy Lapse............................................................    4
Transfers.......................................................................    4
Dollar Cost Averaging...........................................................    4
Account Rebalancing.............................................................    5
The Variable Account and the Portfolios.........................................    5
Change in Subaccount Investment Policy..........................................    5
Potential Conflicts of Interest.................................................    5
Charges and Deductions..........................................................    6
Cost of Insurance Rates.........................................................    6
Charge Discounts for Sales to Groups and Affiliates.............................    6
Supplemental Benefits and Riders................................................    7
Accelerated Death Benefit Rider.................................................    7
Disability Waiver of Monthly Payment Rider......................................    8
Guaranteed Death Benefit Rider..................................................    9
Other Insured Term Insurance Rider..............................................   10
Term Life Insurance Rider.......................................................   11
Performance Data................................................................   11
Hypothetical Illustrations......................................................   11
Yields and Total Returns........................................................   11
Money Market Subaccount Yields..................................................   12
Total Returns...................................................................   12
The Company and the Fixed Account...............................................   13
Information about the Company...................................................   13
Information about the Variable Account..........................................   13
Safekeeping of Account Assets...................................................   13
Experts.........................................................................   14
Other Information...............................................................   14
Financial Statements............................................................   14
Additional Information..........................................................   14
IMSA............................................................................   14
Policies Issued in Conjunction with Employee Benefit Plans......................   14
Records.........................................................................   15
Services and Third Party Administration Agreements..............................   15
Principal Underwriter...........................................................   15
Legal Matters...................................................................   15
INDEX TO FINANCIAL STATEMENTS...................................................  F-1

THE POLICY


THE POLICY


The entire contract is made up of the Policy, the application for the Policy, the application(s) to increase the face amount or to change the underwriting class, Policy Details page(s), any application for reinstatement of the Policy, any supplemental pages issued, and any riders or endorsements. We assume that the information you and the insured provide in any application is accurate and complete to the best of your knowledge. In the absence of fraud, all statements made in any application are deemed representations and not warranties. No statement will be used to contest this Policy or deny a claim unless it is contained in an application. Our representatives are not permitted to change this Policy or extend the time for making payments. Only an authorized officer of ours may change the provisions of this Policy, and then only in writing.



NON-PARTICIPATION



The Policy is not eligible for dividends and will not participate in our divisible surplus.


OUR RIGHT TO CONTEST THE POLICY

We will not contest this Policy after it has been in force during the insured's lifetime for two years from the Date of Issue or, if reinstated, for two years from the effective date of reinstatement. We will not contest any increase in the face amount once the increase has been in force during the insured's lifetime for two years following the effective date of the increase. Any contest that we make after a reinstatement or an increase in the face amount will be limited to material statements made in the application for such reinstatement or increase.


MISSTATEMENT OF AGE OR SEX



If either the insured's date of birth or sex has been misstated, the proceeds payable under the Policy will be the amount that the most recent cost of insurance charge deducted would have purchased for the correct age and sex. We will not reduce the base death benefit to less than the minimum death benefit required by Federal law. No adjustment will be made if: (a) the insured dies after the final payment date; or (b) the last monthly cost of insurance charge was sufficient, using the correct age and sex, to purchase the net amount at risk in effect at the time such charge was taken.



SUICIDE EXCLUSION



If the insured commits suicide, while sane or insane, within two years of the Date of Issue, we will pay the beneficiary an amount equal to the sum of all payments, without interest, less any outstanding loan and partial withdrawals. Insurance coverage under this Policy and all riders will then terminate. If this Policy is reinstated, a new two-year exclusion period will begin on the effective date of the reinstatement unless prohibited by applicable state law.



If the insured commits suicide, while sane or insane, within two years of the effective date of an increase in the face amount, we will not recognize the increase. We will pay the beneficiary any death benefit amount not subject to a suicide exclusion period, plus an amount equal to the monthly expense charges and the cost of insurance charges associated with the increase. Insurance coverage under this Policy and all riders will then terminate.



POLICYOWNER



The insured is the Policyowner unless another person or entity (which could include a trust, corporation, partnership, etc.) is named as Policyowner in the application. You can exercise all rights under this Policy subject to the rights of any assignee and any irrevocable beneficiary. You may change the ownership of this Policy by sending a written request to us. When we receive the request, the effective date of the change will be the date you sign the request. The change will not affect any payment made or action taken by us before we receive your request.

BENEFICIARY


The beneficiary is the person or persons to whom the death benefit is payable on the insured's death. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the insured dies. The beneficiary's interest will be affected by any assignment you make. If you assign this Policy as collateral, all or a portion of the death benefit will first be paid to the assignee; any money left over from the amount due the assignee will go to those otherwise entitled to it.



Your choice of beneficiary, as stated in the application, may be revocable or irrevocable. You may change a revocable beneficiary by written request; but an irrevocable beneficiary must agree to any change in writing. You will also need an irrevocable beneficiary's permission to exercise other rights and options granted by this Policy. Unless you have asked otherwise, this Policy's beneficiary will be revocable.


Any change of the beneficiary must be requested before the date of death of the insured and while the Policy is in force. When we receive your request, the change will take place on the date the request is signed. Any rights created by the change will be subject to any payments made, or actions taken, before we receive the written request.


If more than one beneficiary is alive when the insured dies, we will pay each beneficiary in equal shares, unless you have designated otherwise.


If a beneficiary dies before the insured, his or her interest in this Policy will pass to any surviving beneficiaries in proportion to their share in the death benefit, unless you have designated otherwise. If all beneficiaries die before the insured, the death benefit will pass to you or your estate.

ASSIGNMENT


You may change the ownership of this Policy by sending a written request to us at the Variable Life Service Center at any time while the insured is living and the Policy is in force. An absolute assignment will transfer ownership of the Policy from you to another person called the assignee. You may also assign this Policy as collateral to an assignee. The limitations on your ownership rights while a collateral assignment is in effect are specified in the assignment.


We are not bound by an assignment or release thereof, unless it is in writing and recorded at the Variable Life Service Center. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release. AN ASSIGNMENT MAY HAVE TAX CONSEQUENCES.


NOTIFICATION OF DEATH



The death of the insured and/or the Policyowner(s) must be filed with us immediately, and we will require due proof of death satisfactory to us. We will compute the death benefit as of the date of death of the insured.



POLICY TERMINATION



Your Policy will terminate on the earliest of:



-        the end of a 62-day grace period without a sufficient payment;



-        the date the insured dies; or



-        the date you surrender your Policy.



REPORTS TO OWNERS



We will mail a report to you at your last known address at least once a year without charge. This report will provide the following information.



-        the period covered by the report;



-        your current death benefit;



-        your current net payment allocations;

-        your Policy Values in each Subaccount and in the Fixed Account;



-        your Policy Value if you surrender the Policy;



- any payments and withdrawals made by you and the monthly deductions by us since the last report;



-        any outstanding loan amount;



-        your cash surrender value; and



-        any other information required by law.



We will also send you confirmation of each financial transaction including:



-        payments;



-        transfers;



-        loans and loan repayments



-        partial withdrawals;



-        surrenders; and



-        any other transactions requiring confirmation under applicable law.



We will send you a semi-annual report containing the financial statements of each Portfolio in which you are invested.



DEATH BENEFIT



MINIMUM DEATH BENEFIT



To qualify as "life insurance" under the Federal tax laws, this Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured. Under current Federal tax law, either the "Guideline Premium/Cash Value Corridor" test or the "Cash Value Accumulation" test may be used to determine whether the Policy qualifies as "life insurance" under the Code.



The "Guideline Premium/Cash Value Corridor" test limits the dollar amount of payments you may make under a policy; no such limits apply under the "Cash Value Accumulation "test. The factors used to determine the minimum death benefit applicable to a given Policy Value are different under the two tests.



You must elect one of the tax tests at the time of application for the Policy. You may not change tests. If you select the "Guideline Premium/Cash Value Corridor" test, you may elect either Death Benefit Option 1 or Death Benefit Option 2. If you elect the "Cash Value Accumulation" test, Death Benefit Option 3 must apply. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING BETWEEN THE "GUIDELINE PREMIUM/CASH VALUE CORRIDOR" AND THE "CASH VALUE ACCUMULATION" TESTS AND IN CHOOSING A DEATH BENEFIT OPTION.



If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the minimum death benefit is computed by multiplying the Policy Value as of the date of the insured's death by a percentage factor for the insured's age, as set forth in Appendix A of the prospectus. (The factors set forth in Appendix A of the prospectus reflect the requirements of the "Guideline Premium/Cash Value Corridor Death Benefit test set forth in the Federal tax laws.) If Death Benefit Option 3 is in effect, the minimum death benefit is computed by multiplying the Policy Value as of the date of the insured's death by a percentage for the insured's age, sex and underwriting class, as set forth in Appendix B of the prospectus. (The factors set forth in Appendix B of the prospectus reflect the requirements of the "Cash Value Accumulation" test set forth in Federal tax laws.) The minimum death benefit factors will be adjusted to conform to any changes in Federal tax laws.



CHANGING DEATH BENEFIT OPTIONS



Changing the death benefit option may result in a change in face amount. If you change from Death Benefit Option 1 to Death Benefit Option 2, the face amount following the change will be equal to the face amount immediately prior to the change minus the Policy Value as of the date of the change. If you change from Death Benefit Option 2 to Death Benefit Option 1, the face amount following the change will be equal to the face amount immediately prior to the change plus the Policy Value as of the date of the change. You may not change your death benefit option if the change would reduce the face amount to less than $50,000.

Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.



PAYMENT OPTIONS FOR THE DEATH BENEFIT AND ON SURRENDER



There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy other than in a lump sum. If you make no election, the beneficiary may elect a payment option when the proceeds become payable. None of these options vary with the investment performance of the Variable Account.



Even if the death benefit under the Policy is excludible from income, proceeds received under the payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and proceeds under the payment options generally include such earnings. YOU SHOULD CONSULT A TAX ADVISER AS TO THE TAX TREATMENT OF PAYMENTS UNDER THE PAYMENT OPTIONS.



The amount paid under any one option for any one payee must be at least $5000, or the proceeds will be paid in one lump sum. The periodic proceeds for one payee must be at least $50.



OPTION 1: LIFE INCOME



- Proceeds will be paid in equal amounts each month, in advance, during the payee's lifetime. The amount of each payment will be determined from the Table of Payments (located in your Policy) on the basis of $1000 net proceeds, using the payee's age on the nearest birthday at the due date of the first payment.



OPTION 2: MUTUAL AGREEMENT



- Proceeds will be paid according to terms agreed to by the beneficiary and us.



You must notify us in writing of an election of an option and any revocation or change of that option at our Variable Life Service Center. You may change the payment option at any time before the death benefit becomes payable. For more detailed information concerning these payment options, please call our Variable Life Service Center.



LAPSE AND REINSTATEMENT



RISK OF POLICY LAPSE



During the Minimum Payment Period, if both the (a) Minimum Payment Period requirement is not met and (b) Policy Value, less any outstanding loan, is insufficient to pay the next monthly deduction due plus accrued loan interest, your Policy will enter a 62-day grace period.



After the Minimum Monthly Period, if the (a) Policy Value, on a monthly processing day, is less than the monthly deduction due plus loan interest accrued or (b) Policy Value, less any outstanding loan, on a monthly processing day is less than the monthly deduction due, your Policy will enter a 62-day grace period. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within the 62-day grace period, the Policy will terminate with no value. You may reinstate the Policy, provided certain conditions are met.



TRANSFERS


DOLLAR COST AVERAGING


You may elect to participate in a dollar cost averaging ("DCA") program at no charge. DCA is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your net payments into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly or other periodic basis, specified dollar amounts of at least $100 from any selected Subaccount or the Fixed Account (either, a source account") to any other Subaccount(s) or the Fixed Account. This allows you to potentially reduce the risk of investing most of your net payments into the Subaccounts at a time when prices are high.



We do not assure the success of this strategy, and we cannot guarantee that DCA will result in a profit to you or will protect you against loss.



To initiate DCA, we must receive your written request either in the application or on a form required by us. Once you have elected DCA, we will process transfers until one of the following occurs:


- the balance of the source account is less than the specified DCA amount;

-        we receive your written revocation of DCA; or

-        we discontinue the service.


This option is not available on the 29th, 30th or 31st of each month.



We may modify, suspend, or discontinue the DCA program at any time upon 30 days' written notice to you. You can obtain more detailed information concerning our DCA program from our Variable Life Service Center.



ACCOUNT REBALANCING



You may elect to participate in the account rebalancing program in the application or by later completing a form required by us. Under the account rebalancing program, we will periodically transfer your Policy Value in the Subaccounts to maintain a particular percentage allocation among the Subaccounts. (Policy Value in the Fixed Account is not available for this program.) Policy Value allocated to each Subaccount will grow or decline in value at different rates. The account rebalancing program automatically reallocates the Policy Value in the Subaccounts at the end of each (monthly, quarterly, semi-annual, or annual) period to match your Policy's currently effective payment allocation schedule.



The account rebalancing program will transfer Policy Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The account rebalancing program does not guarantee gains, nor does it assure that you will not have losses or that you will meet your financial goals.



You may cancel account rebalancing upon written request. We may modify, suspend, or discontinue the account rebalancing program at any time and for any reason, upon 30 days written notice to you. You can obtain more detailed information concerning our account rebalancing program from our Variable Life Service Center.


There is no charge for this feature.


THE VARIABLE ACCOUNT AND THE PORTFOLIOS


CHANGE IN SUBACCOUNT INVESTMENT POLICY


If the investment policy of a Subaccount is materially changed, you may transfer the portion of the Policy Value in that Subaccount to another Subaccount or to the Fixed Account without a transfer charge and without having the transfer count toward the number of free transfers permitted without charge during a Policy Year.



POTENTIAL CONFLICTS OF INTEREST



In addition to the Variable Account, the Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously. Although neither we nor the Portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.



If a Portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined Portfolio.



The Portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another portfolio.



CHARGES AND DEDUCTIONS



COST OF INSURANCE RATES



The underwriting class of the insured will affect the cost of insurance rate. We place insureds into one of the following underwriting classes: youth, preferred plus non-tobacco, preferred non-tobacco, standard non-tobacco, and tobacco. Insureds in the youth underwriting class have the lowest cost of insurance rate, followed by insureds in the preferred plus non-tobacco underwriting class, preferred non-tobacco underwriting class, standard non-tobacco class, and tobacco underwriting class. In addition, the cost of insurance rates for the standard non-tobacco and the tobacco underwriting classes may be increased if the insured has been assigned extra ratings.



Extra ratings are additional charges that we assess on Policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines. We may assess a flat extra premium for each $1000 of the base Policy face amount and the rider face amount if the insured has a hazardous occupation or avocation, or certain physical impairments of a temporary nature. We may assess a substandard table extra if the insured is physically impaired.



If the death benefit is the minimum death benefit required for the Policy to qualify as life insurance under the Federal tax law, the cost of insurance charge for the portion of the death benefit, which exceeds the face amount, will not be higher than (1) multiplied by (2) divided by 1,000 where:



- (1) is the cost of insurance rate applicable to the initial face amount; and



- (2) is the death benefit less: (a) the greater of the face amount or the Policy Value if either Death Benefit Options 1 or 3 is in effect, or (b) the face amount plus the Policy Value, if the Death Benefit Option 2 is in effect. For more information on death benefit options available to you, see "Death Benefit Options" in the prospectus.


CHARGE DISCOUNTS FOR SALES TO GROUPS AND AFFILIATES


The amount of surrender charges may be reduced or waived when the Policies are to be sold to an individual or a group of individuals in such a manner that results in savings of sales and/or administrative expenses. Such charge also may be waived when a Policy is issued to an officer, director, employee, registered representative or relative thereof of: the Company; the Canada Life Assurance Company; any selling broker-dealer; or any of their affiliates.

Generally, we reduce or waive charges based on a number of factors, including:

-        the number of insureds;

-        the size of the group of purchasers;


-        the total payments expected to be paid;



-        the total assets under management for the Policyowner;


-        the nature of the relationship among individual insureds;

-        the purpose for which the Policies are being purchased;

-        the expected persistency of individual Policies; and

- any other circumstances rationally related to the expected reduction in expenses.


In no event will we permit a reduction or waiver of the surrender charge if such reduction or waiver will be discriminatory to any person.



SUPPLEMENTAL BENEFITS AND RIDERS


ACCELERATED DEATH BENEFIT RIDER


Under the Accelerated Death Benefit Rider, we provide the insured with a portion of the present value of the death benefit in a stream of payments under either the terminal illness option or the nursing home option. To receive this benefit while the Policy is in force, you must: (a) provide written consent from any collateral assignee, irrevocable beneficiary and the insured (if the Policyowner is not the insured); and (b) provide satisfactory proof to us that the insured qualifies for either the terminal illness option or the nursing home option (described below). If the insured dies before all of the accelerated death benefit has been paid, we will pay the beneficiary in one lump sum the present value of the remaining payments due under the rider reduced by the interest rate we use to determine those payments. You may elect this rider at any time. The tax consequences associated with requesting a payment under this rider are unclear. See "Federal Tax Considerations."



If you elect to receive an accelerated death benefit under the terminal illness option:



- You must provide proof of claim satisfactory to us that the insured's life expectancy is 12 months or less;



- You may elect to receive equal monthly payments for 12 months (you may also choose to receive an amount equal to the accelerated death benefit in a lump sum); and



- We guarantee that each payment (under the 12 month payment plan) will be at least $85.21 for each $1,000 of accelerated death benefit provided (assuming an annual interest rate of 5%).



If you elect to receive an accelerated death benefit under the nursing home option:



- You must provide proof satisfactory to us that (1) the insured is confined to an eligible nursing home and has been confined there continuously for the preceding six months; and (2) the insured is expected to remain in the nursing home until death.



- You may elect level monthly payments for a specified number of years shown in the rider (or another longer period acceptable to us).



- For each $1,000 of accelerated death benefit, each payment will be at least the minimum amount shown in the rider, which assumes an annual interest rate of 5%.



- If you elect a longer payment period, we will reduce monthly payments so that the present value of the monthly payments for the longer payment period is equal to the present value of the payments for the period shown in the table, calculated at an interest rate of at least 5%.



Exercising the Accelerated Death Benefit Rider will have the following effect on your Policy:



- We will reduce the death benefit by any rider benefit as of the monthly processing date following the date of the written request.



- We will reduce your Policy Value the same proportion as the reduction in the death benefit.

- We will also decrease or eliminate the face amount by any rider benefit in the following order: (a) first, the most recent increase; (b) second, the next most recent increases successively; and (c) last, the initial face amount.



- We will waive any surrender charge due to the exercise of this rider equaling: (a) the surrender charge applicable to any increased face amount, which is eliminated in the order set forth above; plus (b) a pro-rata share of the surrender charge applicable to a partial reduction in an increase or in the initial face amount.



DISABILITY WAIVER OF PAYMENT RIDER



This rider provides that, during periods of total disability, we will credit to the Policy Value on each monthly processing date the monthly waiver of payment benefit amount shown in the Policy Details pages. To exercise the rider, you must provide written notice of claim of the insured's total disability and evidence that the total disability:



-        began while this rider was in force,



-        began before the Policy Anniversary nearest the insured's age 65, and



-        that the disability has continued for at least four months.



The rider will not be exercised if the total disability results, indirectly or directly, from:



- an act of war, whether such war is declared or undeclared, and the insured is a member of the armed forces of a country or combination of countries; or



- any bodily injury occurring or disease first manifesting itself prior to the effective date of this rider.



However, we will not deny a claim for total disability commencing after two years from the effective date on the ground that the disease or impairment not excluded from coverage by name or specific description existed prior to the effective date of this rider.



WRITTEN NOTICE OF CLAIM. You must send any written notice of claim to our Variable Life Service Center during the lifetime of the insured, while the insured is totally disabled, and not later than 12 months after this rider terminates. Proof of claim must be sent to the Variable Life Service Center no later than 6 months after the written notice of claim. If you fail to give notice and proof of claim within the required time period, we will not void or reduce any claim if you can show that you gave notice and proof as soon as reasonably possible.



TERMINATION. This rider also will terminate on the first of the following to occur:



-        the Policy lapses or terminates;



- the day before the Policy Anniversary nearest age 65, except as provided in the benefit provision;



-        you fail to provide proof of total disability at our request; or



-        end of the Policy Month following a request for termination.



CHARGES. Charges for this rider are paid as a part of the monthly deduction charges due under the Policy. The monthly charge is the waiver charge shown in the cost of insurance charge table multiplied by the greater of: (a) the monthly cost of insurance charges applicable to the base Policy face amount and riders you have selected; or (b) one-half of the waiver of payment benefit shown on the Policy Details pages. Neither the monthly cost of insurance charges nor the waiver of payment benefit can be greater than the maximum waiver of payment benefit amount shown on the maximum waiver of payment benefit table.



AN INSURED HAS A TOTAL DISABILITY IF THE INSURED IS UNABLE TO ENGAGE IN AN OCCUPATION AS A RESULT OF DISEASE OR BODILY INJURY AS FOLLOWS:



-        Occupation means either:



         - attendance at school if the insured is not old enough to legally end his or her formal education; or



         - otherwise during the first 60 months of disability, the occupation of the insured when such disability began; and thereafter, any occupation for which the insured is or becomes reasonably fitted by training, education.



- Total loss of the following as a result of disease or bodily injury shall be deemed total disability:



         -        hearing in both ears;



         -        the sight of both eyes;



         -        the use of both hands;

         -        the use of both feet; or



         -        the use of one hand and one foot.



CONDITIONS FOR ACCEPTING THE BENEFIT



- The effective date of the rider or any increase in benefit is the monthly processing date that we approve the benefit or increase in benefit The benefit will cease on the next monthly processing date following the end of a period of total disability.



- If the insured's total disability occurs before the Policy Anniversary nearest age 60, the benefit will end when the total disability ends.



- If the total disability occurs on or after the Policy Anniversary nearest age 60, the benefit will continue during total disability, but will not continue beyond the Policy Anniversary nearest age 65 or two years, whichever is longer.



- You may change the amount of the benefit by written request if the insured is under age 60.



- An increase in the benefit is subject to evidence of insurability satisfactory to us, payment of the amount needed to keep the Policy in force if the cash surrender value is less than the charges due under the Policy, and the benefits limits set forth in the maximum monthly waiver of payment benefit table in the rider.



- Any benefits that exceed the limits set forth in the table will be reduced.


GUARANTEED DEATH BENEFIT RIDER


If you elect the Guaranteed Death Benefit Rider and meet the conditions of the rider, we guarantee:



- that your Policy will not lapse, regardless of the investment performance of the Subaccounts; and



- that you will receive a minimum death benefit if the insured dies after the final payment date.



We will deduct from your Policy Value a one-time administrative charge of $25 when you elect the rider.



If your Policy Value is less than your monthly deduction, we will apply your entire Policy Value toward the monthly deduction.



This rider does not protect against lapse if your loan forecloses (that is, your outstanding loan exceeds your Policy Value).



If the rider is in effect after the final payment date, the death benefit will be the greater of: (a) the face amount in effect on the final payment date minus any outstanding loan on the insured's date of death minus any mortality and expense risk charges due and unpaid through the month the insured dies; or (b) the Policy Value on the insured's date of death minus any outstanding loan on the insured's date of death minus any mortality and expense risk charges due and unpaid through the month the insured dies.



GUARANTEED DEATH BENEFIT MINIMUM PAYMENT TEST. On each Policy Anniversary, your Policy Value must meet the Guaranteed Death Benefit Minimum Payment Test or the rider will terminate. The Guaranteed Death Benefit Minimum Payment Test is met if the Minimum Payment Period requirement for your base Policy is met and if (a) is greater than (b) where:



(a) is your total payments, less any partial withdrawals, partial withdrawal charges and less any outstanding loan which is classified as a preferred loan; and



(b) is the sum of the minimum Guaranteed Death Benefit Minimum Payments in effect from the Policy Date to that Policy Anniversary. The Guaranteed Death Benefit Minimum Payment amount is shown on your latest Policy Details pages.

THE GUARANTEED DEATH BENEFIT RIDER WILL TERMINATE IF:



- You fail to meet the requirements of the Guaranteed Death Benefit Minimum Payment Test on the Policy Anniversary;



-        You have a Policy change resulting in a negative guideline premium;



- You change from Death Benefit Option 2 to Death Benefit Option 1 within 5 Policy Years before the final payment date;



-        Your loan forecloses; or



- You request a partial withdrawal or preferred loan after the final payment date.



Certain transactions, including taking any preferred loans, taking partial withdrawals, underwriting reclassifications, changing the face amount, and changing the death benefit option, can result in the termination of the rider.



You may cancel this rider at any time. If this rider is terminated, it cannot be reinstated.



The amount of payments necessary to keep the rider in effect can be immense and due over a long period of time. Termination or cancellation of the rider may put the Policy at risk of lapse. It is possible that the cash surrender value will not be sufficient to keep the Policy in force on the first monthly processing date following the date the rider terminates. You may be required to make an additional payment to keep the Policy in force. You will never have to pay more than the surrender charge plus three monthly deductions to keep the Policy from lapsing.


OTHER INSURED TERM INSURANCE RIDER


While the Other Insured Term Insurance Rider is in force, we will provide a term insurance benefit for up to five other insureds if the insured dies before his or her term insurance expiration date. You may add this rider at any time, subject to the then current underwriting standards and issue age constraints. This rider will terminate when the Policy lapses or you submit written notice that you want to cancel the rider. Term insurance for each other insured will terminate on that other insured's term expiration date or when insurance coverage begins for an other insured under the conversion provisions of the rider.


CHARGES. Charges for this rider are paid as part of the monthly cost of insurance charges under the Policy. The rates for this fee vary by sex, underwriting class, risk class, and rider amount. The maximum charges for each other insured are shown in each other insured's policy details pages. We may reset the fee for this rider annually.


INCREASE OR DECREASE OF TERM INSURANCE. You may increase or decrease the amount of term insurance of the other insureds under age 81 during the lifetime of the other insured. You may not increase or decrease the amount of term insurance for less than our minimum limit in effect on the date of the request.



To increase the amount of term insurance, you and the other insured must provide us with a completed application, a $50 transaction charge, and the amount needed to keep the Policy in force, if necessary. The increased amount of term insurance will become effective on the first monthly processing date on or following the date all of the requirements are met.



To decrease the amount of term insurance, you must send in a written request. The decrease will become effective on or following the monthly processing date after we receive your written request. Term insurance will be decreased in the following order: first, the most recent increase; second, the next most recent increases successively; and last, the original amount of term insurance.



CONVERSION. You may convert the term insurance on the life of an other insured under age 71 while the other insured is still alive and this rider is in force. The new policy will be a flexible premium variable life insurance policy. The new policy will be issued on the life of the other insured only, for the same underwriting class that applies to the other insured under this rider, and at the other insured's age and for the cost of insurance rates in use on the date of issue of the new policy. Term insurance for the other insured ends when coverage under the new policy begins.


If the insured dies while the Policy and the rider are in force, you may covert any other insured within 90 days after the insured's death. Term insurance will continue on the life of each covered other insured during the conversion period. The term insurance will begin on the date of the insured's death and will end on the first to occur of the expiration of the conversion period or the date of issue of the conversion policy.


TERM LIFE INSURANCE RIDER



Under the Term Life Insurance Rider, you may supplement your base death benefit with a term insurance benefit. We will pay a term insurance benefit to the beneficiary if the insured dies while this rider is in force and before the term expiration date. The term insurance benefit is recalculated on each monthly processing date and equals the lesser of (a) the term insurance amount (shown on your Policy Details page) or (b) the term insurance amount less (the value of the minimum base Policy death benefit minus the base Policy face amount (plus the Policy Value if the Death Benefit Option 2 is in effect)).



During the life of the insured, you may decrease the amount of term insurance while the Policy is in force. Your request to decrease the amount of term insurance will be effective on the monthly processing date following the date of your written request.



The Term Insurance Rider terminates on the first to occur of:



- the end of the grace period without a sufficient payment to keep the Policy in force; or



-        the surrender or [maturity] of the Policy; or






-        the monthly processing date following a request for termination; or



-        the term rider expiration date.



There is a charge for this rider that is assessed as part of the monthly deduction and is based on the benefit amount of the rider and the cost of insurance rate for the rider. The cost of insurance rate for this rider is based on the insured's age, gender, and underwriting class at the time the rider is elected. The cost of insurance charge rate for the rider may be increased if the insured has been assigned extra ratings. Extra ratings are additional charges assessed on riders insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.



PERFORMANCE DATA



HYPOTHETICAL ILLUSTRATIONS



In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and cash surrender value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.



YIELDS AND TOTAL RETURNS



From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio. A Portfolio's performance reflects the Portfolio's expenses. For more information concerning a Portfolio's performance and expenses, see the prospectuses for the Funds.


We may compare performance information in reports and promotional literature to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), the Shearson Lehman Aggregate Bond Index, other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets, other groups of variable life separate accounts or other investment products tracked by Lipper Inc., other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria, and The Consumer Price Index. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses. In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policyowners and prospective Policyowners. These topics may include: the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, DCA, asset allocation and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical payment and investment scenarios, financial management and tax and retirement planning, investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.



At times, we may also show the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), and Standard & Poor's Insurance Rating Services ("S&P"). A.M. Best's and Moody's ratings reflect their current opinion of our relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues but do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Portfolios.



MONEY MARKET SUBACCOUNT YIELDS



The current yield of the Fidelity VIP Money Market Subaccount refers to the annualized investment income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its Portfolio securities.



This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one accumulation unit in the Fidelity VIP Money Market Subaccount at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient based on the number of days in the Policy Year. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) common charges and deductions (as explained below) imposed under the Policy which are attributable to the hypothetical account.



The effective yield of the Fidelity VIP Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fidelity VIP Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio's operating expenses.



During extended periods of low interest rates, the yields of any Subaccount investing in a money market portfolio may also become extremely low and possibly negative. Yields on amounts held in the Fidelity VIP Money Market Subaccount may also be presented for periods other than a seven-day period.



TOTAL RETURNS



We may show average annual total return performance information based on the periods that the underlying Portfolios have been in existence, adjusted to reflect certain Policy fees and charges. The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time. The results for any period prior to the Policies and interests in the Subaccounts being offered will be calculated as if the Policies and interests in the Subaccounts had been offered during that period of time, reflecting only those charges assumed to apply to all Policyowners. However, charges such as cost of insurance charges, monthly expense charges, and surrender charges, which are based on the insured's sex, age, and underwriting class and which therefore vary with each Policy, are not reflected in the rates of return. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance. In the future, we may show total return and average annual total return performance information based on the periods that the Subaccounts have been in existence.



We may also show average annual total return performance information based on the periods that the underlying Portfolios have been in existence, after deducting total underlying Portfolio expenses and all common charges except the payment expense charge. The payment expense charge equals 6.0% of each payment made under the Policy, and is composed of a 2.0% premium tax charge, a 1.0% deferred acquisition costs charge, and a 3.0% front-end sales load charge. The returns would have been lower if the payment expense charge was reflected.



THE COMPANY AND THE FIXED ACCOUNT



INFORMATION ABOUT THE COMPANY


We are a stock life insurance company incorporated under Michigan law on April 12, 1988, and subject to regulation by the Michigan Insurance Bureau. We are principally engaged in issuing and reinsuring annuity and life insurance policies. Our Variable Life Service Center is located at P.O. Box 105662, Atlanta. Georgia 30348-5662.


We are a wholly owned subsidiary of The Canada Life Assurance Company, a Canadian life insurance company headquartered in Toronto, Ontario, Canada. The Canada Life Assurance Company commenced insurance operations in 1847 and has been actively operating in the United States since 1889. It is one of the largest life insurance companies in North America with consolidated assets as of December 31, 2002 of approximately $38 billion (U.S. dollars).


We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. We have filed the Policy with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.


PROPOSED MERGER. On May 5, 2003, Canada Life Financial Corporation ("CLFC"), the ultimate corporate parent of Canada Life Insurance Company of America, will submit to the registered holders of its Common Shares a proposal, which if adopted, will result in a change of control of CLFC. The CLFC Board of Directors has unanimously endorsed approval of the proposed transactions by the CLFC shareholders. Subject to all necessary approvals, including approval of various regulatory authorities, this transaction is expected to occur on July 10, 2003. For more information concerning this proposed transaction, see the Management Proxy Circular at www.canadalife.com.


INFORMATION ABOUT THE VARIABLE ACCOUNT

The Variable Account is a separate investment account established under Michigan law on July 22, 1988. We own the assets in the Variable Account and we are obligated to pay all benefits under the Policies. We may use the Variable Account to support other variable life insurance policies we issue. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, and qualifies as a "separate account" within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Variable Account by the SEC.


SAFEKEEPING OF ACCOUNT ASSETS



We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account we have.

We or our affiliates maintain records of all purchases and redemptions of Portfolio shares held by each of the Subaccounts.



Our officers and employees are covered by an insurance company blanket bond issued by America Home Assurance Company to The Canada Life Assurance Company, our parent Company, in the amount of $25 million. The bond insures against dishonest and fraudulent acts of officers and employees.



EXPERTS



Our financial statements at December 31, 2002 and 2001 and for each of the two years in the period ended December 31, 2002 for Canada Life Insurance Company of America, appearing in this Statement of Additional Information and Registration Statement as well as the financial statements of Canada Life of America Variable Life Account 1 as of December 31, 2002 and for the periods indicated therein appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, of Atlanta, Georgia, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such experts given on the authority of such firm as experts in accounting and auditing.



Actuarial matters included in the prospectus and/or SAI have been examined by Paul R. Myers, FSA, MAAA, Assistant Vice President, Individual Insurance Products, as stated in his opinion filed as an exhibit to the Registration Statement.


OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

FINANCIAL STATEMENTS

This SAI contains the audited statements of assets and liabilities of the Variable Account as of December 31, 2002 and the related statements of operations and statements of changes in net assets for each of the three years in the period then ended. Ernst & Young LLP, independent auditors, of 600 Peachtree Street NE, Suite 2800, Atlanta, GA 30308, serves as independent auditors for the Variable Account.


Our statements of financial condition as of December 31, 2002 and 2001 and the related statements of operations, equity, and cash flows for each of the two years in the period ended December 31, 2002, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.



ADDITIONAL INFORMATION



IMSA



We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a rigorous set of ethical standards involving the sales and service of individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness, and integrity in all customer contacts involving sales and service of individual life insurance and annuity products. As a member of IMSA, we may use the IMSA logo and language in advertisements.



POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS



Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female insureds of a particular attained age and underwriting class. Illustrations reflecting the payments and charges for EBS Policies will be provided upon request to purchasers of these

Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female insureds.



RECORDS



We will maintain all records and accounts relating to the Variable Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.



SERVICES AND THIRD PARTY ADMINISTRATION AGREEMENTS



We have entered into a Master Remote Processing Agreement ("Services Agreement") with McCamish Systems, L.L.C., an insurance administrator organized and existing under the laws of [Georgia]. Under the Services Agreement, McCamish Systems, L.L.C. provides, at the Administrative Center, on our behalf, computer hardware and software on which the Policies are administered.



PRINCIPAL UNDERWRITER



Canada Life of America Financial Services, Inc. (CLAFS), a wholly owned subsidiary of Canada Life Insurance Company of America and an affiliate of the Company, is the principal underwriter of the Policies described herein. CLAFS is located at 6201 Powers Ferry Road, N.W., Atlanta, Georgia 30339. The offering of the Policies is continuous, and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue the offering of the Policies at any time.



During the three-year period ending in 2002, CLAFS received payments from the Variable Account totaling $947,292.12 in 2002, $857,024.62 in 2001, and
$45,629.64 in 2000. CLAFS did not retain any payments in the last three fiscal years for its underwriting services.



LEGAL MATTERS



All matters relating to applicable state law pertaining to the Policies, including the validity of the Policies and our authority to issue the Policies, have been passed upon by Craig Edwards, Esq. Sutherland Asbill & Brennan LLP of Washington, DC has provided advice on certain matters relating to the Federal securities laws applicable to the issue and sale of the Policy.

INDEX TO FINANCIAL STATEMENTS


Canada Life of America Variable Life Variable Account 1


   Report of Independent Accountants



   Statements of Assets and Liabilities, December 31, 2002



   Statements of Operations for the Years Ended December 31, 2002, 2001 and 2000


   Statements of Changes in Net Assets for the Years Ended December 31, 2002,
     2001, and 2000


   Notes to Financial Statements



Canada Life Insurance Company of America



   Report of Independent Accountants



   Statutory Balance Sheets, December 31, 2002 and 2001



   Statutory Statements of Operations for the Years Ended December 31, 2002
     and 2001



   Statutory Statements of Capital and Surplus for the Years Ended December 31,
     2002 and 2001



   Statutory Statements of Cash Flows for the Years Ended December 31, 2002
     and 2001



   Notes to Statutory Financial Statements

                                     ADVISOR



                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1
                                  (REGISTRANT)




                                       OF



                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                                   (DEPOSITOR)

                                   HOME OFFICE
                          6201 POWERS FERRY ROAD. N.W.
                                ATLANTA, GA 30339

                          VARIABLE LIFE SERVICE CENTER
                                 P.O. BOX 105662
                           ATLANTA, GEORGIA 30348-5662


                       PHONE: 1 (800) 905-1959 (TOLL-FREE)



                        FAX: 1 (888) 670-4836 (TOLL-FREE)


                       STATEMENT OF ADDITIONAL INFORMATION
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium variable universal life insurance policy (the "Policy") offered by Canada Life Insurance Company of America (we, our, us, or the Company). This SAI is not a prospectus. It should be read together with the prospectus for the Policy dated May 1, 2003, and the prospectuses from the 52 Portfolios in which you may invest in the Policy.


You may obtain a free copy of the prospectus by writing or calling us at our address or toll-free phone number shown above. Terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2003.

TABLE OF CONTENTS



THE POLICY.......................................................................    1
The Policy.......................................................................    1
Non-Participation................................................................    1
Our Right to Contest the Policy..................................................    1
Misstatement of Age or Sex.......................................................    1
Suicide Exclusion................................................................    1
Policyowner......................................................................    1
Beneficiary......................................................................    2
Assignment.......................................................................    2
Notification of Death............................................................    2
Policy Termination...............................................................    2
Reports to Owners................................................................    2
DEATH BENEFIT....................................................................    3
Minimum Death Benefit............................................................    3
Changing Death Benefit Options...................................................    3
Payment Options for the Death Benefit and on Surrender...........................    4
LAPSE AND REINSTATEMENT..........................................................    4
Risk of Policy Lapse.............................................................    4
TRANSFERS........................................................................    4
Dollar Cost Averaging............................................................    4
Account Rebalancing..............................................................    5
THE VARIABLE ACCOUNT AND THE PORTFOLIOS..........................................    5
Change in Subaccount Investment Policy...........................................    5
Potential Conflicts of Interest..................................................    5
CHARGES AND DEDUCTIONS...........................................................    6
Cost of Insurance Rates..........................................................    6
Charge Discounts for Sales to Groups and Affiliates..............................    6
SUPPLEMENTAL BENEFITS AND RIDERS.................................................    7
Accelerated Death Benefit Rider..................................................    7
Disability Waiver of Monthly Payment Rider.......................................    8
Guaranteed Death Benefit Rider...................................................    9
Other Insured Term Insurance Rider...............................................   10
Term Life Insurance Rider........................................................   11
PERFORMANCE DATA.................................................................   11
Hypothetical Illustrations.......................................................   11
Yields and Total Returns.........................................................   11
Money Market Subaccount Yields...................................................   12
Total Returns....................................................................   12
THE COMPANY AND THE FIXED ACCOUNT................................................   13
Information about the Company....................................................   13
Information about the Variable Account...........................................   13
Safekeeping of Account Assets....................................................   13
Experts..........................................................................   14
Other Information................................................................   14
Financial Statements.............................................................   14
ADDITIONAL INFORMATION...........................................................   14
IMSA.............................................................................   14
Policies Issued in Conjunction with Employee Benefit Plans.......................   14
Records..........................................................................   15
Services and Third Party Administration Agreements...............................   15
Principal Underwriter............................................................   15
Legal Matters....................................................................   15
INDEX TO FINANCIAL STATEMENTS....................................................  F-1

THE POLICY


THE POLICY


The entire contract is made up of the Policy, the application for the Policy, the application(s) to increase the face amount or to change the underwriting class, Policy Details page(s), any application for reinstatement of the Policy, any supplemental pages issued, and any riders or endorsements. We assume that the information you and the insured provide in any application is accurate and complete to the best of your knowledge. In the absence of fraud, all statements made in any application are deemed representations and not warranties. No statement will be used to contest this Policy or deny a claim unless it is contained in an application. Our representatives are not permitted to change this Policy or extend the time for making payments. Only an authorized officer of ours may change the provisions of this Policy, and then only in writing.



NON-PARTICIPATION



The Policy is not eligible for dividends and will not participate in our divisible surplus.


OUR RIGHT TO CONTEST THE POLICY


We will not contest this Policy after it has been in force during the insured's lifetime for two years from the Date of Issue or, if reinstated, for two years from the effective date of reinstatement. We will not contest any increase in the face amount once the increase has been in force during the insured's lifetime for two years following the effective date of the increase. Any contest that we make after a reinstatement or an increase in the face amount will be limited to material statements made in the application for such reinstatement or increase.



MISSTATEMENT OF AGE OR SEX



If either the insured's date of birth or sex has been misstated, the proceeds payable under the Policy will be the amount that the most recent cost of insurance charge deducted would have purchased for the correct age and sex. We will not reduce the base death benefit to less than the minimum death benefit required by Federal law. No adjustment will be made if: (a) the insured dies after the final payment date; or (b) the last monthly cost of insurance charge was sufficient, using the correct age and sex, to purchase the net amount at risk in effect at the time such charge was taken.



SUICIDE EXCLUSION



If the insured commits suicide, while sane or insane, within two years of the Date of Issue, we will pay the beneficiary an amount equal to the sum of all payments, without interest, less any outstanding loan and partial withdrawals. Insurance coverage under this Policy and all riders will then terminate. If this Policy is reinstated, a new two-year exclusion period will begin on the effective date of the reinstatement unless prohibited by applicable state law.



If the insured commits suicide, while sane or insane, within two years of the effective date of an increase in the face amount, we will not recognize the increase. We will pay the beneficiary any death benefit amount not subject to a suicide exclusion period, plus an amount equal to the monthly expense charges and the cost of insurance charges associated with the increase. Insurance coverage under this Policy and all riders will then terminate.



POLICYOWNER



The insured is the Policyowner unless another person or entity (which could include a trust, corporation, partnership, etc.) is named as Policyowner in the application. You can exercise all rights under this Policy subject to the rights of any assignee and any irrevocable beneficiary. You may change the ownership of this Policy by sending a written request to us. When we receive the request, the effective date of the change will be the date you sign the request. The change will not affect any payment made or action taken by us before we receive your request.

BENEFICIARY


The beneficiary is the person or persons to whom the death benefit is payable on the insured's death. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the insured dies. The beneficiary's interest will be affected by any assignment you make. If you assign this Policy as collateral, all or a portion of the death benefit will first be paid to the assignee; any money left over from the amount due the assignee will go to those otherwise entitled to it.



Your choice of beneficiary, as stated in the application, may be revocable or irrevocable. You may change a revocable beneficiary by written request; but an irrevocable beneficiary must agree to any change in writing. You will also need an irrevocable beneficiary's permission to exercise other rights and options granted by this Policy. Unless you have asked otherwise, this Policy's beneficiary will be revocable.


Any change of the beneficiary must be requested before the date of death of the insured and while the Policy is in force. When we receive your request, the change will take place on the date the request is signed. Any rights created by the change will be subject to any payments made, or actions taken, before we receive the written request.


If more than one beneficiary is alive when the insured dies, we will pay each beneficiary in equal shares, unless you have designated otherwise.


If a beneficiary dies before the insured, his or her interest in this Policy will pass to any surviving beneficiaries in proportion to their share in the death benefit, unless you have designated otherwise. If all beneficiaries die before the insured, the death benefit will pass to you or your estate.

ASSIGNMENT


You may change the ownership of this Policy by sending a written request to us at the Variable Life Service Center at any time while the insured is living and the Policy is in force. An absolute assignment will transfer ownership of the Policy from you to another person called the assignee. You may also assign this Policy as collateral to an assignee. The limitations on your ownership rights while a collateral assignment is in effect are specified in the assignment.


We are not bound by an assignment or release thereof, unless it is in writing and recorded at the Variable Life Service Center. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release. AN ASSIGNMENT MAY HAVE TAX CONSEQUENCES.

NOTIFICATION OF DEATH


The death of the insured and/or the Policyowner(s) must be filed with us immediately, and we will require due proof of death satisfactory to us. We will compute the death benefit as of the date of death of the insured.



POLICY TERMINATION



Your Policy will terminate on the earliest of:



-        the end of a 62-day grace period without a sufficient payment;



-        the date the insured dies; or



-        the date you surrender your Policy.



REPORTS TO OWNERS



We will mail a report to you at your last known address at least once a year without charge. This report will provide the following information.



-        the period covered by the report;



-        your current death benefit;



-        your current net payment allocations;

-        your Policy Values in each Subaccount and in the Fixed Account;



-        your Policy Value if you surrender the Policy;



- any payments and withdrawals made by you and the monthly deductions by us since the last report;



-        any outstanding loan amount;



-        your cash surrender value;



-        and any other information required by law.



We will also send you confirmation of each financial transaction including:



-        payments;



-        transfers;



-        loans and loan repayments



-        partial withdrawals;



-        surrenders; and



-        any other transactions requiring confirmation under applicable law.



We will send you a semi-annual report containing the financial statements of each Portfolio in which you are invested.



DEATH BENEFIT



MINIMUM DEATH BENEFIT



To qualify as "life insurance" under the Federal tax laws, this Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured. Under current Federal tax law, either the "Guideline Premium/Cash Value Corridor" test or the "Cash Value Accumulation" test may be used to determine whether the Policy qualifies as "life insurance" under the Code.



The "Guideline Premium/Cash Value Corridor" test limits the dollar amount of payments you may make under a policy; no such limits apply under the "Cash Value Accumulation "test. The factors used to determine the minimum death benefit applicable to a given Policy Value are different under the two tests.



You must elect one of the tax tests at the time of application for the Policy. You may not change tests. If you select the "Guideline Premium/Cash Value Corridor" test, you may elect either Death Benefit Option 1 or Death Benefit Option 2. If you elect the "Cash Value Accumulation" test, Death Benefit Option 3 must apply. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING BETWEEN THE "GUIDELINE PREMIUM/CASH VALUE CORRIDOR" AND THE "CASH VALUE ACCUMULATION" TESTS AND IN CHOOSING A DEATH BENEFIT OPTION.



If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the minimum death benefit is computed by multiplying the Policy Value as of the date of the insured's death by a percentage factor for the insured's age, as set forth in Appendix A of the prospectus. (The factors set forth in Appendix A of the prospectus reflect the requirements of the "Guideline Premium/Cash Value Corridor Death Benefit test set forth in the Federal tax laws.) If Death Benefit Option 3 is in effect, the minimum death benefit is computed by multiplying the Policy Value as of the date of the insured's death by a percentage for the insured's age, sex and underwriting class, as set forth in Appendix B of the prospectus. (The factors set forth in Appendix B of the prospectus reflect the requirements of the "Cash Value Accumulation" test set forth in Federal tax laws.) The minimum death benefit factors will be adjusted to conform to any changes in Federal tax laws.



CHANGING DEATH BENEFIT OPTIONS



Changing the death benefit option may result in a change in face amount. If you change from Death Benefit Option 1 to Death Benefit Option 2, the face amount following the change will be equal to the face amount immediately prior to the change minus the Policy Value as of the date of the change. If you change from Death Benefit Option 2 to Death Benefit Option 1, the face amount following the change will be equal to the face amount immediately prior to the change plus the Policy Value as of the date of the change. You may not change your death benefit option if the change would reduce the face amount to less than $50,000.

Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.



PAYMENT OPTIONS FOR THE DEATH BENEFIT AND ON SURRENDER



There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy other than in a lump sum. If you make no election, the beneficiary may elect a payment option when the proceeds become payable. None of these options vary with the investment performance of the Variable Account.



Even if the death benefit under the Policy is excludible from income, proceeds received under the payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and proceeds under the payment options generally include such earnings. YOU SHOULD CONSULT A TAX ADVISER AS TO THE TAX TREATMENT OF PAYMENTS UNDER THE PAYMENT OPTIONS.



The amount paid under any one option for any one payee must be at least $5000, or the proceeds will be paid in one lump sum. The periodic proceeds for one payee must be at least $50.



OPTION 1: LIFE INCOME



- Proceeds will be paid in equal amounts each month, in advance, during the payee's lifetime. The amount of each payment will be determined from the Table of Payments (located in your Policy) on the basis of $1000 net proceeds, using the payee's age on the nearest birthday at the due date of the first payment.



OPTION 2: MUTUAL AGREEMENT



- Proceeds will be paid according to terms agreed to by the beneficiary and us.



You must notify us in writing of an election of an option and any revocation or change of that option at our Variable Life Service Center. You may change the payment option at any time before the death benefit becomes payable. For more detailed information concerning these payment options, please call our Variable Life Service Center.



LAPSE AND REINSTATEMENT



RISK OF POLICY LAPSE



During the Minimum Payment Period, if both the (a) Minimum Payment Period requirement is not met and (b) Policy Value, less any outstanding loan, is insufficient to pay the next monthly deduction due plus accrued loan interest, your Policy will enter a 62-day grace period.



After the Minimum Monthly Period, if the (a) Policy Value, on a monthly processing day, is less than the monthly deduction due plus loan interest accrued or (b) Policy Value, less any outstanding loan, on a monthly processing day is less than the monthly deduction due, your Policy will enter a 62-day grace period. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within the 62-day grace period, the Policy will terminate with no value. You may reinstate the Policy, provided certain conditions are met.



TRANSFERS


DOLLAR COST AVERAGING


You may elect to participate in a dollar cost averaging ("DCA") program at no charge. DCA is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your net payments into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly or other periodic basis, specified dollar amounts of at least $100 from any selected Subaccount or the Fixed Account (either, a source account") to any other Subaccount(s) or the Fixed Account. This allows you to potentially reduce the risk of investing most of your net payments into the Subaccounts at a time when prices are high.



We do not assure the success of this strategy, and we cannot guarantee that DCA will result in a profit to you or will protect you against loss.



To initiate DCA, we must receive your written request either in the application or on a form required by us. Once you have elected DCA, we will process transfers until one of the following occurs:


- the balance of the source account is less than the specified DCA amount;

-        we receive your written revocation of DCA; or

-        we discontinue the service.


This option is not available on the 29th, 30th or 31st of each month.



We may modify, suspend, or discontinue the DCA program at any time upon 30 days' written notice to you. You can obtain more detailed information concerning our DCA program from our Variable Life Service Center.



ACCOUNT REBALANCING



You may elect to participate in the account rebalancing program in the application or by later completing a form required by us. Under the account rebalancing program, we will periodically transfer your Policy Value in the Subaccounts to maintain a particular percentage allocation among the Subaccounts. (Policy Value in the Fixed Account is not available for this program.) Policy Value allocated to each Subaccount will grow or decline in value at different rates. The account rebalancing program automatically reallocates the Policy Value in the Subaccounts at the end of each (monthly, quarterly, semi-annual, or annual) period to match your Policy's currently effective payment allocation schedule.



The account rebalancing program will transfer Policy Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The account rebalancing program does not guarantee gains, nor does it assure that you will not have losses or that you will meet your financial goals.



You may cancel account rebalancing upon written request. We may modify, suspend, or discontinue the account rebalancing program at any time and for any reason, upon 30 days written notice to you. You can obtain more detailed information concerning our account rebalancing program from our Variable Life Service Center.


There is no charge for this feature.


THE VARIABLE ACCOUNT AND THE PORTFOLIOS


CHANGE IN SUBACCOUNT INVESTMENT POLICY


If the investment policy of a Subaccount is materially changed, you may transfer the portion of the Policy Value in that Subaccount to another Subaccount or to the Fixed Account without a transfer charge and without having the transfer count toward the number of free transfers permitted without charge during a Policy Year.



POTENTIAL CONFLICTS OF INTEREST



In addition to the Variable Account, the Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously. Although neither we nor the Portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.



If a Portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined Portfolio.



The Portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another portfolio.



CHARGES AND DEDUCTIONS



COST OF INSURANCE RATES



The underwriting class of the insured will affect the cost of insurance rate. We place insureds into one of the following underwriting classes: youth, preferred plus non-tobacco, preferred non-tobacco, standard non-tobacco, and tobacco. Insureds in the youth underwriting class have the lowest cost of insurance rate, followed by insureds in the preferred plus non-tobacco underwriting class, preferred non-tobacco underwriting class, standard non-tobacco class, and tobacco underwriting class. In addition, the cost of insurance rates for the standard non-tobacco and the tobacco underwriting classes may be increased if the insured has been assigned extra ratings.



Extra ratings are additional charges that we assess on Policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines. We may assess a flat extra premium for each $1000 of the base Policy face amount and the rider face amount if the insured has a hazardous occupation or avocation, or certain physical impairments of a temporary nature. We may assess a substandard table extra if the insured is physically impaired.



If the death benefit is the minimum death benefit required for the Policy to qualify as life insurance under the Federal tax law, the cost of insurance charge for the portion of the death benefit, which exceeds the face amount, will not be higher than (1) multiplied by (2) divided by 1,000 where:



- (1) is the cost of insurance rate applicable to the initial face amount; and



- (2) is the death benefit less: (a) the greater of the face amount or the Policy Value if either Death Benefit Options 1 or 3 is in effect, or (b) the face amount plus the Policy Value, if the Death Benefit Option 2 is in effect. For more information on death benefit options available to you, see "Death Benefit Options" in the prospectus.


CHARGE DISCOUNTS FOR SALES TO GROUPS AND AFFILIATES


The amount of surrender charges may be reduced or waived when the Policies are to be sold to an individual or a group of individuals in such a manner that results in savings of sales and/or administrative expenses. Such charge also may be waived when a Policy is issued to an officer, director, employee, registered representative or relative thereof of: the Company; the Canada Life Assurance Company; any selling broker-dealer; or any of their affiliates.

Generally, we reduce or waive charges based on a number of factors, including:

-        the number of insureds;

-        the size of the group of purchasers;


-        the total payments expected to be paid;



-        the total assets under management for the Policyowner;


-        the nature of the relationship among individual insureds;

-        the purpose for which the Policies are being purchased;

-        the expected persistency of individual Policies; and

- any other circumstances rationally related to the expected reduction in expenses.


In no event will we permit a reduction or waiver of the surrender charge if such reduction or waiver will be discriminatory to any person.


SUPPLEMENTAL BENEFITS AND RIDERS

ACCELERATED DEATH BENEFIT RIDER


Under the Accelerated Death Benefit Rider, we provide the insured with a portion of the present value of the death benefit in a stream of payments under either the terminal illness option or the nursing home option. To receive this benefit while the Policy is in force, you must: (a) provide written consent from any collateral assignee, irrevocable beneficiary and the insured (if the Policyowner is not the insured); and (b) provide satisfactory proof to us that the insured qualifies for either the terminal illness option or the nursing home option (described below). If the insured dies before all of the accelerated death benefit has been paid, we will pay the beneficiary in one lump sum the present value of the remaining payments due under the rider reduced by the interest rate we use to determine those payments. You may elect this rider at any time. The tax consequences associated with requesting a payment under this rider are unclear. See "Federal Tax Considerations."



If you elect to receive an accelerated death benefit under the terminal illness option:



- You must provide proof of claim satisfactory to us that the insured's life expectancy is 12 months or less;



- You may elect to receive equal monthly payments for 12 months (you may also choose to receive an amount equal to the accelerated death benefit in a lump sum); and



- We guarantee that each payment (under the 12 month payment plan) will be at least $85.21 for each $1,000 of accelerated death benefit provided (assuming an annual interest rate of 5%).



If you elect to receive an accelerated death benefit under the nursing home option:



- You must provide proof satisfactory to us that (1) the insured is confined to an eligible nursing home and has been confined there continuously for the preceding six months; and (2) the insured is expected to remain in the nursing home until death.



- You may elect level monthly payments for a specified number of years shown in the rider (or another longer period acceptable to us).



- For each $1,000 of accelerated death benefit, each payment will be at least the minimum amount shown in the rider, which assumes an annual interest rate of 5%.



- If you elect a longer payment period, we will reduce monthly payments so that the present value of the monthly payments for the longer payment period is equal to the present value of the payments for the period shown in the table, calculated at an interest rate of at least 5%.



Exercising the Accelerated Death Benefit Rider will have the following effect on your Policy:



- We will reduce the death benefit by any rider benefit as of the monthly processing date following the date of the written request.



- We will reduce your Policy Value the same proportion as the reduction in the death benefit.

- We will also decrease or eliminate the face amount by any rider benefit in the following order: (a) first, the most recent increase; (b) second, the next most recent increases successively; and (c) last, the initial face amount.



- We will waive any surrender charge due to the exercise of this rider equaling: (a) the surrender charge applicable to any increased face amount, which is eliminated in the order set forth above; plus (b) a pro-rata share of the surrender charge applicable to a partial reduction in an increase or in the initial face amount.



DISABILITY WAIVER OF PAYMENT RIDER



This rider provides that, during periods of total disability, we will credit to the Policy Value on each monthly processing date the monthly waiver of payment benefit amount shown in the Policy Details pages. To exercise the rider, you must provide written notice of claim of the insured's total disability and evidence that the total disability:



-        began while this rider was in force,



-        began before the Policy Anniversary nearest the insured's age 65, and



-        that the disability has continued for at least four months.



The rider will not be exercised if the total disability results, indirectly or directly, from:



- an act of war, whether such war is declared or undeclared, and the insured is a member of the armed forces of a country or combination of countries; or



- any bodily injury occurring or disease first manifesting itself prior to the effective date of this rider.



However, we will not deny a claim for total disability commencing after two years from the effective date on the ground that the disease or impairment not excluded from coverage by name or specific description existed prior to the effective date of this rider.



WRITTEN NOTICE OF CLAIM. You must send any written notice of claim to our Variable Life Service Center during the lifetime of the insured, while the insured is totally disabled, and not later than 12 months after this rider terminates. Proof of claim must be sent to the Variable Life Service Center no later than 6 months after the written notice of claim. If you fail to give notice and proof of claim within the required time period, we will not void or reduce any claim if you can show that you gave notice and proof as soon as reasonably possible.



TERMINATION. This rider also will terminate on the first of the following to occur:



-        the Policy lapses or terminates;



- the day before the Policy Anniversary nearest age 65, except as provided in the benefit provision;



-        you fail to provide proof of total disability at our request; or



-        end of the Policy Month following a request for termination.



CHARGES. Charges for this rider are paid as a part of the monthly deduction charges due under the Policy. The monthly charge is the waiver charge shown in the cost of insurance charge table multiplied by the greater of: (a) the monthly cost of insurance charges applicable to the base Policy face amount and riders you have selected; or (b) one-half of the waiver of payment benefit shown on the Policy Details pages. Neither the monthly cost of insurance charges nor the waiver of payment benefit can be greater than the maximum waiver of payment benefit amount shown on the maximum waiver of payment benefit table.



AN INSURED HAS A TOTAL DISABILITY IF THE INSURED IS UNABLE TO ENGAGE IN AN OCCUPATION AS A RESULT OF DISEASE OR BODILY INJURY AS FOLLOWS:



-        Occupation means either:



         - attendance at school if the insured is not old enough to legally end his or her formal education; or



         - otherwise during the first 60 months of disability, the occupation of the insured when such disability began; and thereafter, any occupation for which the insured is or becomes reasonably fitted by training, education.



- Total loss of the following as a result of disease or bodily injury shall be deemed total disability:



         -        hearing in both ears;



         -        the sight of both eyes;



         -        the use of both hands;

         -        the use of both feet; or



         -        the use of one hand and one foot.



CONDITIONS FOR ACCEPTING THE BENEFIT



- The effective date of the rider or any increase in benefit is the monthly processing date that we approve the benefit or increase in benefit The benefit will cease on the next monthly processing date following the end of a period of total disability.



- If the insured's total disability occurs before the Policy Anniversary nearest age 60, the benefit will end when the total disability ends.



- If the total disability occurs on or after the Policy Anniversary nearest age 60, the benefit will continue during total disability, but will not continue beyond the Policy Anniversary nearest age 65 or two years, whichever is longer.



- You may change the amount of the benefit by written request if the insured is under age 60.



- An increase in the benefit is subject to evidence of insurability satisfactory to us, payment of the amount needed to keep the Policy in force if the cash surrender value is less than the charges due under the Policy, and the benefits limits set forth in the maximum monthly waiver of payment benefit table in the rider.



- Any benefits that exceed the limits set forth in the table will be reduced.


GUARANTEED DEATH BENEFIT RIDER


If you elect the Guaranteed Death Benefit Rider and meet the conditions of the rider, we guarantee:



- that your Policy will not lapse, regardless of the investment performance of the Subaccounts; and



- that you will receive a minimum death benefit if the insured dies after the final payment date.



We will deduct from your Policy Value a one-time administrative charge of $25 when you elect the rider.



If your Policy Value is less than your monthly deduction, we will apply your entire Policy Value toward the monthly deduction.



This rider does not protect against lapse if your loan forecloses (that is, your outstanding loan exceeds your Policy Value).



If the rider is in effect after the final payment date, the death benefit will be the greater of: (a) the face amount in effect on the final payment date minus any outstanding loan on the insured's date of death minus any mortality and expense risk charges due and unpaid through the month the insured dies; or (b) the Policy Value on the insured's date of death minus any outstanding loan on the insured's date of death minus any mortality and expense risk charges due and unpaid through the month the insured dies.



GUARANTEED DEATH BENEFIT MINIMUM PAYMENT TEST. On each Policy Anniversary, your Policy Value must meet the Guaranteed Death Benefit Minimum Payment Test or the rider will terminate. The Guaranteed Death Benefit Minimum Payment Test is met if the Minimum Payment Period requirement for your base Policy is met and if (a) is greater than (b) where:



(a) is your total payments, less any partial withdrawals, partial withdrawal charges and less any outstanding loan which is classified as a preferred loan; and



(b) is the sum of the minimum Guaranteed Death Benefit Minimum Payments in effect from the Policy Date to that Policy Anniversary. The Guaranteed Death Benefit Minimum Payment amount is shown on your latest Policy Details pages.

THE GUARANTEED DEATH BENEFIT RIDER WILL TERMINATE IF:



- You fail to meet the requirements of the Guaranteed Death Benefit Minimum Payment Test on the Policy Anniversary;



-        You have a Policy change resulting in a negative guideline premium;



- You change from Death Benefit Option 2 to Death Benefit Option 1 within 5 Policy Years before the final payment date;



-        Your loan forecloses; or



- You request a partial withdrawal or preferred loan after the final payment date.



Certain transactions, including taking any preferred loans, taking partial withdrawals, underwriting reclassifications, changing the face amount, and changing the death benefit option, can result in the termination of the rider.



You may cancel this rider at any time. If this rider is terminated, it cannot be reinstated.



The amount of payments necessary to keep the rider in effect can be immense and due over a long period of time. Termination or cancellation of the rider may put the Policy at risk of lapse. It is possible that the cash surrender value will not be sufficient to keep the Policy in force on the first monthly processing date following the date the rider terminates. You may be required to make an additional payment to keep the Policy in force. You will never have to pay more than the surrender charge plus three monthly deductions to keep the Policy from lapsing.


OTHER INSURED TERM INSURANCE RIDER


While the Other Insured Term Insurance Rider is in force, we will provide a term insurance benefit for up to five other insureds if the insured dies before his or her term insurance expiration date. You may add this rider at any time, subject to the then current underwriting standards and issue age constraints. This rider will terminate when the Policy lapses or you submit written notice that you want to cancel the rider. Term insurance for each other insured will terminate on that other insured's term expiration date or when insurance coverage begins for an other insured under the conversion provisions of the rider.


CHARGES. Charges for this rider are paid as part of the monthly cost of insurance charges under the Policy. The rates for this fee vary by sex, underwriting class, risk class, and rider amount. The maximum charges for each other insured are shown in each other insured's policy details pages. We may reset the fee for this rider annually.


INCREASE OR DECREASE OF TERM INSURANCE. You may increase or decrease the amount of term insurance of the other insureds under age 81 during the lifetime of the other insured. You may not increase or decrease the amount of term insurance for less than our minimum limit in effect on the date of the request.



To increase the amount of term insurance, you and the other insured must provide us with a completed application, a $50 transaction charge, and the amount needed to keep the Policy in force, if necessary. The increased amount of term insurance will become effective on the first monthly processing date on or following the date all of the requirements are met.



To decrease the amount of term insurance, you must send in a written request. The decrease will become effective on or following the monthly processing date after we receive your written request. Term insurance will be decreased in the following order: first, the most recent increase; second, the next most recent increases successively; and last, the original amount of term insurance.



CONVERSION. You may convert the term insurance on the life of an other insured under age 71 while the other insured is still alive and this rider is in force. The new policy will be a flexible premium variable life insurance policy. The new policy will be issued on the life of the other insured only, for the same underwriting class that applies to the other insured under this rider, and at the other insured's age and for the cost of insurance rates in use on the date of issue of the new policy. Term insurance for the other insured ends when coverage under the new policy begins.


If the insured dies while the Policy and the rider are in force, you may covert any other insured within 90 days after the insured's death. Term insurance will continue on the life of each covered other insured during the conversion period. The term insurance will begin on the date of the insured's death and will end on the first to occur of the expiration of the conversion period or the date of issue of the conversion policy.


TERM LIFE INSURANCE RIDER



Under the Term Life Insurance Rider, you may supplement your base death benefit with a term insurance benefit. We will pay a term insurance benefit to the beneficiary if the insured dies while this rider is in force and before the term expiration date. The term insurance benefit is recalculated on each monthly processing date and equals the lesser of (a) the term insurance amount (shown on your Policy Details page) or (b) the term insurance amount less (the value of the minimum base Policy death benefit minus the base Policy face amount (plus the Policy Value if the Death Benefit Option 2 is in effect)).



During the life of the insured, you may decrease the amount of term insurance while the Policy is in force. Your request to decrease the amount of term insurance will be effective on the monthly processing date following the date of your written request.



The Term Insurance Rider terminates on the first to occur of:



- the end of the grace period without a sufficient payment to keep the Policy in force; or



-        the surrender or [maturity] of the Policy; or





-        the monthly processing date following a request for termination; or


-        the term rider expiration date.



There is a charge for this rider that is assessed as part of the monthly deduction and is based on the benefit amount of the rider and the cost of insurance rate for the rider. The cost of insurance rate for this rider is based on the insured's age, gender, and underwriting class at the time the rider is elected. The cost of insurance charge rate for the rider may be increased if the insured has been assigned extra ratings. Extra ratings are additional charges assessed on riders insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.


PERFORMANCE DATA


HYPOTHETICAL ILLUSTRATIONS



In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and cash surrender value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.



YIELDS AND TOTAL RETURNS



From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio. A Portfolio's performance reflects the Portfolio's expenses. For more information concerning a Portfolio's performance and expenses, see the prospectuses for the Funds.


We may compare performance information in reports and promotional literature to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), the Shearson Lehman Aggregate Bond Index, other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets, other groups of variable life separate accounts or other investment products tracked by Lipper Inc., other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria, and The Consumer Price Index. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses. In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policyowners and prospective Policyowners. These topics may include: the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, DCA, asset allocation and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical payment and investment scenarios, financial management and tax and retirement planning, investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.



At times, we may also show the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), and Standard & Poor's Insurance Rating Services ("S&P"). A.M. Best's and Moody's ratings reflect their current opinion of our relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues but do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Portfolios.



MONEY MARKET SUBACCOUNT YIELDS



The current yield of the Fidelity VIP Money Market Subaccount refers to the annualized investment income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its Portfolio securities.



This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one accumulation unit in the Fidelity VIP Money Market Subaccount at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient based on the number of days in a Policy Year. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) common charges and deductions (as explained below) imposed under the Policy which are attributable to the hypothetical account.



The effective yield of the Fidelity VIP Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fidelity VIP Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio's operating expenses.



During extended periods of low interest rates, the yields of any Subaccount investing in a money market portfolio may also become extremely low and possibly negative. Yields on amounts held in the Fidelity VIP Money Market Subaccount may also be presented for periods other than a seven-day period.



TOTAL RETURNS



We may show average annual total return performance information based on the periods that the underlying Portfolios have been in existence, adjusted to reflect certain Policy fees and charges. The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time. The results for any period prior to the Policies and interests in the Subaccounts being offered will be calculated as if the Policies and interests in the Subaccounts had been offered during that period of time, reflecting only those charges assumed to apply to all Policyowners. However, charges such as cost of insurance charges, monthly expense charges, and surrender charges, which are based on the insured's sex, age, and underwriting class and which therefore vary with each Policy, are not reflected in the rates of return. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance. In the future, we may show total return and average annual total return performance information based on the periods that the Subaccounts have been in existence.



We may also show average annual total return performance information based on the periods that the underlying Portfolios have been in existence, after deducting total underlying Portfolio expenses and all common charges except the payment expense charge. The payment expense charge equals 6.0% of each payment made under the Policy, and is composed of a 2.0% premium tax charge, a 1.0% deferred acquisition costs charge, and a 3.0% front-end sales load charge. The returns would have been lower if the payment expense charge was reflected.



THE COMPANY AND THE FIXED ACCOUNT


INFORMATION ABOUT THE COMPANY

We are a stock life insurance company incorporated under Michigan law on April 12, 1988, and subject to regulation by the Michigan Insurance Bureau. We are principally engaged in issuing and reinsuring annuity and life insurance policies. Our Variable Life Service Center is located at P.O. Box 105662, Atlanta. Georgia 30348-5662.


We are a wholly owned subsidiary of The Canada Life Assurance Company, a Canadian life insurance company headquartered in Toronto, Ontario, Canada. The Canada Life Assurance Company commenced insurance operations in 1847 and has been actively operating in the United States since 1889. It is one of the largest life insurance companies in North America with consolidated assets as of December 31, 2002 of approximately $38 billion (U.S. dollars).


We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. We have filed the Policy with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.


PROPOSED MERGER. On May 5, 2003, Canada Life Financial Corporation ("CLFC"), the ultimate corporate parent of Canada Life Insurance Company of America, will submit to the registered holders of its Common Shares a proposal, which if adopted, will result in a change of control of CLFC. The CLFC Board of Directors has unanimously endorsed approval of the proposed transactions by the CLFC shareholders. Subject to all necessary approvals, including approval of various regulatory authorities, this transaction is expected to occur on July 10, 2003. For more information concerning this proposed transaction, see the Management Proxy Circular at www.canadalife.com.


INFORMATION ABOUT THE VARIABLE ACCOUNT

The Variable Account is a separate investment account established under Michigan law on July 22, 1988. We own the assets in the Variable Account and we are obligated to pay all benefits under the Policies. We may use the Variable Account to support other variable life insurance policies we issue. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, and qualifies as a "separate account" within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Variable Account by the SEC.


SAFEKEEPING OF ACCOUNT ASSETS



We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account we have.

We or our affiliates maintain records of all purchases and redemptions of Portfolio shares held by each of the Subaccounts.



Our officers and employees are covered by an insurance company blanket bond issued by America Home Assurance Company to The Canada Life Assurance Company, our parent Company, in the amount of $25 million. The bond insures against dishonest and fraudulent acts of officers and employees.



EXPERTS



Our financial statements at December 31, 2002 and 2001 and for each of the two years in the period ended December 31, 2002 for Canada Life Insurance Company of America, appearing in this Statement of Additional Information and Registration Statement as well as the financial statements of Canada Life of America Variable Life Account 1 as of December 31, 2002 and for the periods indicated therein appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, of Atlanta, Georgia, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such experts given on the authority of such firm as experts in accounting and auditing.




Actuarial matters included in the prospectus and/or SAI have been examined by Paul R. Myers, FSA, MAAA, Assistant Vice President, Individual Insurance Products, as stated in his opinion filed as an exhibit to the Registration Statement.


OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

FINANCIAL STATEMENTS

This SAI contains the audited statements of assets and liabilities of the Variable Account as of December 31, 2002 and the related statements of operations and statements of changes in net assets for each of the three years in the period then ended. Ernst & Young LLP, independent auditors, of 600 Peachtree Street NE, Suite 2800, Atlanta, GA 30308, serves as independent auditors for the Variable Account.


Our statements of financial condition as of December 31, 2002 and 2001 and the related statements of operations, equity, and cash flows for each of the two years in the period ended December 31, 2002, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.



ADDITIONAL INFORMATION



IMSA



We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a rigorous set of ethical standards involving the sales and service of individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness, and integrity in all customer contacts involving sales and service of individual life insurance and annuity products. As a member of IMSA, we may use the IMSA logo and language in advertisements.



POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS



Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female insureds of a particular attained age and underwriting class. Illustrations reflecting the payments and charges for EBS Policies will be provided upon request to purchasers of these

Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female insureds.



RECORDS



We will maintain all records and accounts relating to the Variable Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.



SERVICES AND THIRD PARTY ADMINISTRATION AGREEMENTS



We have entered into a Master Remote Processing Agreement ("Services Agreement") with McCamish Systems, L.L.C., an insurance administrator organized and existing under the laws of [Georgia]. Under the Services Agreement, McCamish Systems, L.L.C. provides, at the Administrative Center, on our behalf, computer hardware and software on which the Policies are administered.



PRINCIPAL UNDERWRITER



Canada Life of America Financial Services, Inc. (CLAFS), a wholly owned subsidiary of Canada Life Insurance Company of America and an affiliate of the Company, is the principal underwriter of the Policies described herein. CLAFS is located at 6201 Powers Ferry Road, N.W., Atlanta, Georgia 30339. The offering of the Policies is continuous, and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue the offering of the Policies at any time.



During the three-year period ending in 2002, CLAFS received payments from the Variable Account totaling $947,292.12 in 2002, $857,024.62 in 2001, and
$45,629.64 in 2000. CLAFS did not retain any payments in the last three fiscal years for its underwriting services.



LEGAL MATTERS



All matters relating to applicable state law pertaining to the Policies, including the validity of the Policies and our authority to issue the Policies, have been passed upon by Craig Edwards, Esq. Sutherland Asbill & Brennan LLP of Washington, DC has provided advice on certain matters relating to the Federal securities laws applicable to the issue and sale of the Policy.

INDEX TO FINANCIAL STATEMENTS


Canada Life of America Variable Life Variable Account 1


   Report of Independent Accountants



   Statements of Assets and Liabilities, December 31, 2002



   Statements of Operations for the Years Ended December 31, 2002, 2001 and 2000



   Statements of Changes in Net Assets for the Years Ended December 31, 2002,
     2001, and 2000


   Notes to Financial Statements



Canada Life Insurance Company of America



   Report of Independent Accountants



   Statutory Balance Sheets, December 31, 2002 and 2001



   Statutory Statements of Operations for the Years Ended December 31, 2002
     and 2001



   Statutory Statements of Capital and Surplus for the Years Ended December 31,
     2002 and 2001



   Statutory Statements of Cash Flows for the Years Ended December 31, 2002
     and 2001



   Notes to Statutory Financial Statements

                                                    FINANCIAL STATEMENTS


                                                   CANADA LIFE OF AMERICA
                                                   VARIABLE LIFE ACCOUNT 1

                                                      DECEMBER 31, 2002

                                             WITH REPORT OF INDEPENDENT AUDITORS

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2002







                                    CONTENTS

Report of Independent Auditors.....................................      1


Audited Financial Statements

Statements of Assets and Liabilities...............................      2
Statements of Operations...........................................     13
Statements of Changes in Net Assets................................     25
Notes to Financial Statements......................................     42

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors of Canada Life Insurance Company of America and Contract Owners of Canada Life of America Variable Life Account 1

We have audited the accompanying statements of assets and liabilities of CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1 (the "Variable Account") (comprising, the Alger American Small Capitalization, Growth, MidCap Growth, Leveraged AllCap; Berger IPT International, IPT Small Company Growth; Dreyfus Growth and Income, Appreciation, Socially Responsible Growth; Fidelity VIP Growth, VIP Money Market, VIP High Income, VIP Overseas, Fidelity VIP II Asset Manager, VIP II Contrafund, VIP II Index 500, VIP II Investment Grade Bond, Fidelity VIP III Growth Opportunities; Goldman Sachs VIT Capital Growth, VIT Core U.S. Equity, VIT Global Income, VIT Growth & Income; Montgomery Emerging Markets, Growth; Seligman Communications and Information, Frontier, Global Technology, Small-Cap Value; ProFunds VP Ultra Small-Cap, VP Money Market, VP Bull Plus, VP Bear, VP Ultra Mid-Cap, and VP Short Small-Cap Sub-accounts), as of December 31, 2002, and the related statements of operations, statements of changes in net assets for the periods disclosed in the financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Canada Life of America Variable Life Account 1 as of December 31, 2002, and the results of their operations, changes in their net assets for the periods disclosed in the financial statements, in conformity with accounting principles generally accepted in the United States of America.


                                                          /s/ ERNST & YOUNG LLP

Atlanta, Georgia
January 27, 2003

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2002




                                                                          THE ALGER AMERICAN FUND
                                                                          -----------------------
                                                       SMALL                                                 LEVERAGED
                                                  CAPITALIZATION         GROWTH          MIDCAP GROWTH         ALLCAP
                                                    SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                                  ----------------------------------------------------------------------

ASSETS:

Investment in Alger American at market value         $   34,400         $  172,255         $  448,257         $  226,512
                                                     -------------------------------------------------------------------

TOTAL ASSETS                                             34,400            172,255            448,257            226,512

                                                     -------------------------------------------------------------------
NET ASSETS                                           $   34,400         $  172,255         $  448,257         $  226,512
                                                     ===================================================================

NET ASSETS:
Accumulation units                                   $   34,400         $  172,255         $  448,257         $  226,512
                                                     -------------------------------------------------------------------

TOTAL NET ASSETS:                                    $   34,400         $  172,255         $  448,257         $  226,512
                                                     ===================================================================

UNITS OUTSTANDING                                         1,087              3,518             14,358              8,291
                                                     ===================================================================

UNIT VALUE (ACCUMULATION)                            $    31.64         $    48.96         $    31.22         $    27.32
                                                     ===================================================================


SUPPLEMENTAL INFORMATION:
Number of shares outstanding                              2,817              6,994             36,005             10,864

Cost of shares outstanding                           $   38,242         $  243,054         $  609,853         $  322,392

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002



                                                    BERGER INSTITUTIONAL PRODUCTS TRUST
                                                    -----------------------------------

                                                         IPT            IPT SMALL COMPANY
                                                   INTERNATIONAL              GROWTH
                                                    SUB-ACCOUNT            SUB-ACCOUNT
                                               ---------------------------------------------
ASSETS:
Investment in Berger at market value               $   267,993             $   32,780
                                               ---------------------------------------------

TOTAL ASSETS                                           267,993                 32,780

                                               ---------------------------------------------
NET ASSETS                                         $   267,993             $   32,780
                                               =============================================

NET ASSETS:
Accumulation units                                 $   267,993             $   32,780
                                               ---------------------------------------------

 TOTAL NET ASSETS:                                 $   267,993             $   32,780
                                               =============================================

 UNITS OUTSTANDING                                      31,870                  4,418
                                               =============================================

 UNIT VALUE (ACCUMULATION)                         $      8.41             $     7.42
                                               =============================================




SUPPLEMENTAL INFORMATION:
Number of shares outstanding                            36,964                  4,540

Cost of shares outstanding                         $   345,354             $   46,906

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                DECEMBER 31, 2002



                                                                      DREYFUS VARIABLE INVESTMENT FUND
                                                                      --------------------------------

                                                                                                     SOCIALLY
                                                                 GROWTH                             RESPONSIBLE
                                                                AND INCOME       APPRECIATION         GROWTH
                                                               SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
                                                            -------------------------------------------------------
ASSETS:
Investment in Dreyfus at market value                           $   235,216        $   72,717         $   21,385
                                                            -------------------------------------------------------

TOTAL ASSETS                                                        235,216            72,717             21,385

                                                            -------------------------------------------------------
NET ASSETS                                                      $   235,216        $   72,717         $   21,385
                                                            =======================================================

NET ASSETS:
Accumulation units                                              $   235,216        $   72,717         $   21,385
                                                            -------------------------------------------------------

TOTAL NET ASSETS                                                $   235,216        $   72,717         $   21,385
                                                            =======================================================

UNITS OUTSTANDING                                                    10,119             2,265                931
                                                            =======================================================

                                                                 $                 $                    $
UNIT VALUE (ACCUMULATION)                                             23.24             32.10              22.97
                                                            =======================================================




SUPPLEMENTAL INFORMATION:
Number of shares outstanding                                         14,646             2,527              1,131

Cost of shares outstanding                                      $   293,690        $   88,197         $   28,339

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002



                                                               FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                                                               -----------------------------------------


                                                      VIP                 VIP
                                                    GROWTH            MONEY MARKET      VIP HIGH INCOME     VIP OVERSEAS
                                                  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
                                              -----------------------------------------------------------------------------
ASSETS:

Investment in Fidelity at market value            $   135,824          $   591,422          $   14,473         $   88,341
                                              -----------------------------------------------------------------------------

TOTAL ASSETS                                          135,824              591,422              14,473             88,341

                                              -----------------------------------------------------------------------------
NET ASSETS                                        $   135,824          $   591,422          $   14,473         $   88,341
                                              =============================================================================

NET ASSETS:
Accumulation units                                $   135,824          $   591,422          $   14,473         $   88,341
                                              -----------------------------------------------------------------------------

TOTAL NET ASSETS:                                 $   135,824          $   591,422          $   14,473         $   88,341
                                              =============================================================================

UNITS OUTSTANDING                                       2,876              165,574                 489              4,573
                                              =============================================================================


UNIT VALUE (ACCUMULATION)                          $    47.23          $      3.57          $    29.60         $    19.32
                                              =============================================================================




SUPPLEMENTAL INFORMATION:
Number of shares outstanding                            5,795              591,422               2,441              8,046

Cost of shares outstanding                        $   185,851          $   591,364          $   14,845        $   105,975


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002


                                                              FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                                                              --------------------------------------------

                                                                                                               VIP II
                                                    VIP II               VIP II             VIP II           INVESTMENT
                                                 ASSET MANAGER         CONTRAFUND          INDEX 500         GRADE BOND
                                                  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
                                              -----------------------------------------------------------------------------
ASSETS:

Investment in Fidelity at market value            $   251,343           $   88,887         $   724,929        $   415,363
                                              -----------------------------------------------------------------------------

TOTAL ASSETS                                          251,343               88,887             724,929            415,363

                                              -----------------------------------------------------------------------------
NET ASSETS                                        $   251,343           $   88,887         $   724,929        $   415,363
                                              =============================================================================

NET ASSETS:
Accumulation units                                $   251,343           $   88,887         $   724,929        $   415,363
                                              -----------------------------------------------------------------------------

TOTAL NET ASSETS:                                 $   251,343           $   88,887         $   724,929        $   415,363
                                              =============================================================================

UNITS OUTSTANDING                                       8,731                3,533               6,032             14,063
                                              =============================================================================

UNIT VALUE (ACCUMULATION)                         $     28.79           $    25.16         $    120.18        $     29.54
                                              =============================================================================


SUPPLEMENTAL INFORMATION:
Number of shares outstanding                           19,713                4,911               7,255             30,318

Cost of shares outstanding                        $   279,555            $  96,026         $   860,229        $   389,758


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                DECEMBER 31, 2002



                                                     FIDELITY VARIABLE
                                                     -----------------
                                                        INSURANCE
                                                        ---------
                                                     PRODUCTS FUND III
                                                     -----------------

                                                          VIP III
                                                          GROWTH
                                                       OPPORTUNITIES
                                                        SUB-ACCOUNT
                                                     -------------------
ASSETS:
Investment in Fidelity at market value               $   27,625
                                                     -------------------

TOTAL ASSETS                                             27,625

                                                     -------------------
NET ASSETS                                           $   27,625
                                                     ===================

NET ASSETS:
Accumulation units                                   $   27,625
                                                     -------------------

TOTAL NET ASSETS:                                    $   27,625
                                                     ===================

UNITS OUTSTANDING                                         1,882
                                                     ===================

UNIT VALUE (ACCUMULATION)                            $    14.68
                                                     ===================




SUPPLEMENTAL INFORMATION:
Number of shares outstanding                              2,359

Cost of shares outstanding                           $   30,597


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002



                                                                 GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                                                 --------------------------------------

                                                      VIT                 VIT                 VIT           VIT GROWTH &
                                                CAPITAL GROWTH      CORE U.S. EQUITY     GLOBAL INCOME         INCOME
                                                  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
                                              -----------------------------------------------------------------------------
ASSETS:

Investment in Goldman Sachs at market value        $   13,015          $   270,607     $             -         $   67,458
                                              -----------------------------------------------------------------------------

TOTAL ASSETS                                           13,015              270,607                   -             67,458

                                              -----------------------------------------------------------------------------

NET ASSETS                                         $   13,015          $   270,607     $             -         $   67,458
                                              =============================================================================

NET ASSETS:

Accumulation units                                 $   13,015          $   270,607     $             -         $   67,458
                                              -----------------------------------------------------------------------------


TOTAL NET ASSETS:                                  $   13,015          $   270,607     $             -         $   67,458
                                              =============================================================================

UNITS OUTSTANDING                                       1,517               30,550                   -              7,923
                                              =============================================================================


UNIT VALUE (ACCUMULATION)                         $      8.58          $      8.86     $             -         $     8.51
                                              =============================================================================




SUPPLEMENTAL INFORMATION:
Number of shares outstanding                            1,675               31,874                   -              8,287


Cost of shares outstanding                         $   14,896           $  346,446     $             -         $   73,579


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002



                                                           THE MONTGOMERY FUNDS III
                                                           ------------------------

                                                   EMERGING MARKETS           GROWTH
                                                      SUB-ACCOUNT           SUB-ACCOUNT
                                                  ------------------------------------------
ASSETS:

Investment in Montgomery at market value               $   29,414      $               -
                                                  ------------------------------------------

TOTAL ASSETS                                               29,414                      -

                                                  ------------------------------------------
NET ASSETS                                             $   29,414      $               -
                                                  ==========================================

NET ASSETS:
Accumulation units                                     $   29,414      $               -
                                                  ------------------------------------------

TOTAL NET ASSETS:                                      $   29,414      $               -
                                                  ==========================================

UNITS OUTSTANDING                                           4,482                      -
                                                  ==========================================

UNIT VALUE (ACCUMULATION)                              $     6.56      $               -
                                                  ==========================================




SUPPLEMENTAL INFORMATION:
Number of shares outstanding                                4,518                      -

Cost of shares outstanding                             $   31,822      $               -

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

                                                                       SELIGMAN PORTFOLIOS, INC.
                                                                       -------------------------

                                              COMMUNICATIONS &                              GLOBAL
                                                 INFORMATION            FRONTIER          TECHNOLOGY       SMALL-CAP VALUE
                                                 SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                            ---------------------------------------------------------------------------------
ASSETS:

Investment in Seligman at market value          $   279,392              $   9,931           $   1,612        $   270,560
                                            ---------------------------------------------------------------------------------

TOTAL ASSETS                                        279,392                  9,931               1,612            270,560

                                            ---------------------------------------------------------------------------------
NET ASSETS                                      $   279,392              $   9,931           $   1,612        $   270,560
                                            =================================================================================

NET ASSETS:
Accumulation units                              $   279,392              $   9,931           $   1,612        $   270,560
                                            ---------------------------------------------------------------------------------

TOTAL NET ASSETS:                               $   279,392              $   9,931           $   1,612        $   270,560
                                            =================================================================================

UNITS OUTSTANDING                                    13,722                    746                 145             24,507
                                            =================================================================================

UNIT VALUE (ACCUMULATION)                       $     20.36              $   13.31           $   11.12        $     11.04
                                            =================================================================================




SUPPLEMENTAL INFORMATION:
Number of shares outstanding                         34,707                  1,030                 183             24,936

Cost of shares outstanding                      $   424,824              $  12,173           $   1,985        $   311,965


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002



                                                                                PROFUNDS
                                                                                --------

                                                  VP ULTRA
                                                  SMALL-CAP         VP MONEY MARKET      VP BULL PLUS          VP BEAR
                                                 SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                            ---------------------------------------------------------------------------------

ASSETS:

Investment in ProFunds at market value      $              -       $   1,196,695         $   103,900     $               -
                                            ---------------------------------------------------------------------------------

TOTAL ASSETS                                               -           1,196,695             103,900                     -

                                            ---------------------------------------------------------------------------------
NET ASSETS                                  $              -       $   1,196,695         $   103,900     $               -
                                            =================================================================================

NET ASSETS:
Accumulation units                          $              -       $   1,196,695         $   103,900     $               -
                                            ---------------------------------------------------------------------------------

TOTAL NET ASSETS:                           $              -       $   1,196,695         $   103,900     $               -
                                            =================================================================================

UNITS OUTSTANDING                                          -           1,193,218               7,161                     -
                                            =================================================================================


UNIT VALUE (ACCUMULATION)                   $          14.87       $        1.00         $     14.51     $           42.37
                                            =================================================================================




SUPPLEMENTAL INFORMATION:
Number of shares outstanding                              -            1,196,695               7,161                     -

Cost of shares outstanding                  $             -        $   1,196,695         $   103,767     $               -


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002



                                                           PROFUNDS (CONTINUED)
                                                           --------------------

                                                        VP ULTRA            VP SHORT
                                                        MID-CAP            SMALL-CAP
                                                      SUB-ACCOUNT         SUB-ACCOUNT
                                                  --------------------------------------
ASSETS:

Investment in ProFunds at market value                 $   89,059     $           -
                                                  --------------------------------------

TOTAL ASSETS                                               89,059                 -

                                                  --------------------------------------
NET ASSETS                                             $   89,059     $           -
                                                  ======================================

NET ASSETS:
Accumulation units                                     $   89,059     $           -
                                                  --------------------------------------

TOTAL NET ASSETS:                                      $   89,059     $           -
                                                  ======================================

UNITS OUTSTANDING                                          15,425                 -
                                                  ======================================

UNIT VALUE (ACCUMULATION)                              $     5.77     $       28.74
                                                  ======================================

SUPPLEMENTAL INFORMATION:
Number of shares outstanding                                5,142                 -

Cost of shares outstanding                             $   88,590     $           -

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                            STATEMENTS OF OPERATIONS




THE ALGER AMERICAN FUND - SMALL CAPITALIZATION SUB-ACCOUNT

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                                 2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                 $          -     $        2    $          -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                      (502)           (27)              -
   Change in unrealized appreciation (depreciation) during the
   year                                                                           (3,895)            53               -
----------------------------------------------------------------------------------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $     (4,397)    $       28    $          -
----------------------------------------------------------------------------------------- --------------- ---------------


THE ALGER AMERICAN FUND - GROWTH SUB-ACCOUNT:

                                                                                       PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ------------- --------------- ----------------
INCOME:
   Dividends and capital gain distributions                                 $        66   $      7,059    $            -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (7,195)        (9,785)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (61,429)        (9,371)               (6)
---------------------------------------------------------------------------------------- --------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $   (68,558)   $   (12,097)   $           (6)
---------------------------------------------------------------------------------------- --------------- ----------------


THE ALGER AMERICAN FUND - MIDCAP GROWTH SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ------------- ---------------- ---------------
INCOME:
   Dividends and capital gain distributions                                $          -   $     24,953     $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                  (11,849)        (3,947)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                        (141,104)       (20,493)               327
---------------------------------------------------------------------------------------- ---------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $   (152,953)  $        513     $          327
---------------------------------------------------------------------------------------- ---------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

THE ALGER AMERICAN FUND - LEVERAGED ALLCAP SUB-ACCOUNT:

                                                                                     PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                 $        17     $      913    $            -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (6,040)        (8,554)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (92,091)        (3,790)              (36)
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $   (98,114)    $  (11,431)   $          (36)
-------------------------------------------------------------------------- -------------- --------------- ---------------

BERGER INSTITUTIONAL PRODUCTS TRUST - IPT INTERNATIONAL SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                 $    10,366   $         682    $           1
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (2,381)           (316)               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (77,370)              8               60
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $   (69,385)  $         374    $          61
-------------------------------------------------------------------------- -------------- --------------- ---------------


BERGER INSTITUTIONAL PRODUCTS TRUST - IPT SMALL COMPANY GROWTH SUB-ACCOUNT:


                                                                                       PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                $          -   $        127    $            2
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (2,481)          (442)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (12,669)        (1,492)               58
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $    (15,150)   $    (1,807)   $           60
-------------------------------------------------------------------------- -------------- --------------- ---------------


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

DREYFUS VARIABLE INVESTMENT FUND - GROWTH & INCOME SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                                2002           2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                $       1,508   $     1,448          $     69
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                    (6,890)         (229)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          (60,514)        2,068               (27)
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     (65,896)  $     3,287          $     42
-------------------------------------------------------------------------- -------------- --------------- ---------------



DREYFUS VARIABLE INVESTMENT FUND - APPRECIATION SUB-ACCOUNT:


                                                                                       PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                 $       896    $       617     $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (1,416)          (203)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (13,993)        (1,488)                -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $   (14,513)   $    (1,074)    $           -
-------------------------------------------------------------------------- -------------- --------------- ---------------



DREYFUS VARIABLE INVESTMENT FUND - SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                $          55   $        41    $            -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (17,985)         (526)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                           (3,867)       (3,088)                -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     (21,797)   $   (3,573)   $            -
-------------------------------------------------------------------------- -------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP GROWTH SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                 $       229    $     1,917     $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (9,528)        (1,144)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (41,302)        (8,725)              (21)
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $   (50,601)   $    (7,952)    $         (21)
-------------------------------------------------------------------------- -------------- --------------- ---------------


FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP MONEY MARKET SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                $      4,636   $        3,527  $          150
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                        -              -                 -
   Change in unrealized appreciation (depreciation) during the
   year                                                                               4              -                 -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $      4,640   $        3,527  $          150
-------------------------------------------------------------------------- -------------- --------------- ---------------


FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP HIGH INCOME SUB-ACCOUNT:



                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                $        726         $    -     $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                     (431)           (35)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                             221           (593)                -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $        516         $ (628)    $           -
-------------------------------------------------------------------------- -------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP OVERSEAS SUB-ACCOUNT:

                                                                                       PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                $        271      $       -     $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (1,672)           (76)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (16,129)        (1,505)                -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $    (17,530)     $  (1,581)    $           -
-------------------------------------------------------------------------- -------------- --------------- ---------------


FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II ASSET MANAGER SUB-ACCOUNT:


                                                                                       PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                $      9,068      $     173     $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (3,679)          (160)               23
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (28,805)           593               (11)
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $    (23,416)      $    606     $          12
-------------------------------------------------------------------------- -------------- --------------- ---------------



FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II CONTRAFUND SUB-ACCOUNT:

                                                                                       PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                $        142   $         77    $            -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (1,359)          (100)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          (6,779)          (359)                -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     (7,996)  $       (382)   $            -
-------------------------------------------------------------------------- -------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II INDEX 500 SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                $      4,586   $          101   $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                  (40,811)            (878)              -
   Change in unrealized appreciation (depreciation) during the
   year                                                                        (119,168)         (16,132)              7
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $   (155,393)  $      (16,909)  $           7
-------------------------------------------------------------------------- -------------- --------------- ---------------


FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II INVESTMENT GRADE BOND SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                $     16,619    $     7,229    $            -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                      521          2,013                 -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          22,593          3,013                 -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     39,733    $    12,255    $            -
-------------------------------------------------------------------------- -------------- --------------- ---------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III - VIP III GROWTH OPPORTUNITIES SUB-ACCOUNT:

                                                                                     PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                $        190      $       -      $          -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                     (362)            26                 -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          (4,600)         1,629                 -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     (4,772)    $    1,655      $          -
-------------------------------------------------------------------------- -------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT CAPITAL GROWTH SUB-ACCOUNT:


                                                                                       PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                $         28   $         28    $            -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                     (537)            (4)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          (1,678)          (203)                -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     (2,187)  $       (179)   $            -
-------------------------------------------------------------------------- -------------- --------------- ---------------


GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT CORE U.S. EQUITY SUB-ACCOUNT:



                                                                                     PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                $      1,757    $         106   $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (3,432)              22               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (74,602)          (1,236)              -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $    (76,277)   $      (1,108)  $           -
-------------------------------------------------------------------------- -------------- --------------- ---------------


GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT GLOBAL INCOME SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                 $         -   $          42    $            -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                       (7)              6                 -
   Change in unrealized appreciation (depreciation) during the
   year                                                                              20             (20)                -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $        13   $          28    $            -
-------------------------------------------------------------------------- -------------- --------------- ---------------


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT GROWTH & INCOME SUB-ACCOUNT:


                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                     $ 1,093         $  315      $          -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                     (506)            80                 -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          (9,331)         3,211                 -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                           $(8,744)        $3,606      $          -
-------------------------------------------------------------------------- -------------- --------------- ---------------



THE MONTGOMERY FUNDS III - EMERGING MARKETS SUB-ACCOUNT:


                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                     $    49           $  -       $         -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                     (131)            (8)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          (3,040)           632                 -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                           $(3,122)          $624       $         -
-------------------------------------------------------------------------- -------------- --------------- ---------------


THE MONTGOMERY FUNDS III - GROWTH SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                     $     -          $ 254        $        -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (1,307)           (12)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                             460           (460)                -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                           $  (847)         $(218)       $        -
-------------------------------------------------------------------------- -------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

SELIGMAN PORTFOLIOS, INC. - COMMUNICATION & INFORMATION SUB-ACCOUNT:

                                                                                       PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                   $       -       $ 30,067             $   4
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                  (23,589)          (206)               (5)
   Change in unrealized appreciation (depreciation) during the
   year                                                                        (122,945)       (22,487)             (130)
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                         $(146,534)      $  7,374             $(131)
-------------------------------------------------------------------------- -------------- --------------- ---------------


SELIGMAN PORTFOLIOS, INC. - FRONTIER SUB-ACCOUNT:


                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                     $     -         $  118        $        -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                     (147)            (2)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          (2,204)           (38)                -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                           $(2,351)        $   78        $-
 -------------------------------------------------------------------------- -------------- --------------- ---------------


SELIGMAN PORTFOLIOS, INC. - GLOBAL TECHNOLOGY SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                    $      -         $1,811        $        -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (1,253)          (401)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                             579           (952)                -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                          $   (674)        $  458        $        -
-------------------------------------------------------------------------- -------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

SELIGMAN PORTFOLIOS, INC. - SMALL-CAP VALUE SUB-ACCOUNT:

                                                                                   PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                    $  4,776         $   70       $         -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (9,885)        (2,099)                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (46,818)         5,412                 -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                          $(51,927)        $3,383       $         -
-------------------------------------------------------------------------- -------------- --------------- ---------------



PROFUNDS - VP ULTRA SMALL-CAP SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                   $       -         $      -      $        -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (1,819)               -               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                               -                -               -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                         $  (1,819)        $      -      $        -
-------------------------------------------------------------------------- -------------- --------------- ---------------


PROFUNDS - VP MONEY MARKET  SUB-ACCOUNT:

                                                                                     PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                 $       600     $          -      $        -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                        -                -               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                               -                -               -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $       600     $          -     $         -
-------------------------------------------------------------------------- -------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

PROFUNDS - VP BULL PLUS SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                     $     -      $         -     $         -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (9,742)               -               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                             133                -               -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                           $(9,609)     $         -     $         -
-------------------------------------------------------------------------- -------------- --------------- ---------------


PROFUNDS - VP BEAR SUB-ACCOUNT:

                                                                                        PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                    $    500       $        -     $         -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                  (21,017)               -               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                               -                -               -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                          $(20,517)      $        -     $         -
-------------------------------------------------------------------------- -------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

PROFUNDS - VP ULTRA MID-CAP SUB-ACCOUNT:

                                                                                       PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                     $     -        $       -      $        -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (6,413)               -               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                             469                -               -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                           $(5,944)       $       -      $        -
-------------------------------------------------------------------------- -------------- --------------- ---------------


PROFUNDS - VP SHORT SMALL-CAP SUB-ACCOUNT:

                                                                                     PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                      $    -       $        -       $       -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                    2,763                -               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                               -                -               -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                            $2,763       $        -       $       -
-------------------------------------------------------------------------- -------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                       STATEMENTS OF CHANGES IN NET ASSETS


THE ALGER AMERICAN FUND - SMALL CAPITALIZATION SUB-ACCOUNT:

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------

                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                               $      -      $      2         $          -
   Realized gains (losses)                                                        (502)          (27)                   -
   Unrealized appreciation (depreciation) during the year                       (3,895)           53                    -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                        (4,397)           28                    -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       10,937         1,536                    -
   Transfers between sub-accounts (including fixed assets), net                 20,201        10,633                    -
   Transfers for contract benefits and terminations                               (187)            -                    -
   Contract maintenance charges                                                 (3,683)         (668)                   -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                        27,268        11,501                    -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                    22,871        11,529                    -

NET ASSETS AT BEGINNING OF PERIOD                                               11,529             -                    -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                   $ 34,400      $ 11,529         $          -
------------------------------------------------------------------------- --------------- --------------- ---------------

THE ALGER AMERICAN FUND - GROWTH SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------

                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                               $     66        $  7,059           $     -
   Realized gains (losses)                                                      (7,195)         (9,785)                -
   Unrealized appreciation (depreciation) during the year                      (61,429)         (9,371)               (6)
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                       (68,558)        (12,097)               (6)
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       71,082         138,562            10,043
   Transfers between sub-accounts (including fixed assets), net                 28,566          46,876             3,079
   Transfers for contract benefits and terminations                               (750)              -                 -
   Contract maintenance charges                                                (27,462)        (16,866)             (214)
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                        71,436         168,572            12,908
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                     2,878         156,475            12,902

NET ASSETS AT BEGINNING OF PERIOD                                              169,377          12,902                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                   $172,255        $169,377           $12,902
------------------------------------------------------------------------- --------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

THE ALGER AMERICAN FUND - MIDCAP GROWTH SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------

                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                               $      -        $ 24,953            $    -
   Realized gains (losses)                                                     (11,849)         (3,947)                -
   Unrealized appreciation (depreciation) during the year                     (141,104)        (20,493)              327
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                      (152,953)            513               327
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                      261,450         286,262             8,581
   Transfers between sub-accounts (including fixed assets), net                 35,830          59,198               185
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (38,858)        (12,134)             (144)
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                       258,422         333,326             8,622
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                   105,469         333,839             8,949

NET ASSETS AT BEGINNING OF PERIOD                                              342,788           8,949                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                   $448,257        $342,788            $8,949
------------------------------------------------------------------------- --------------- --------------- ---------------

THE ALGER AMERICAN FUND - LEVERAGED ALLCAP SUB-ACCOUNT:


                                                                                     PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------

                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                               $     17        $    913            $    -
   Realized gains (losses)                                                      (6,040)         (8,554)                -
   Unrealized appreciation (depreciation) during the year                      (92,091)         (3,790)              (36)
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                       (98,114)        (11,431)              (36)
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       98,124         240,629             8,113
   Transfers between sub-accounts (including fixed assets), net                 40,099         (23,405)              150
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (16,854)        (10,647)             (116)
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                       121,369         206,577             8,147
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                    23,255         195,146             8,111

NET ASSETS AT BEGINNING OF PERIOD                                              203,257           8,111                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                   $226,512        $203,257            $8,111
------------------------------------------------------------------------- --------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

BERGER INSTITUTIONAL PRODUCTS TRUST - INTERNATIONAL SUB-ACCOUNT:


                                                                                     PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $     10,366      $      682    $            1
   Realized gains (losses)                                                      (2,381)           (316)                -
   Unrealized appreciation (depreciation) during the year                      (77,370)              8                60
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                       (69,385)            374                61
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       93,272         238,034             2,600
   Transfers between sub-accounts (including fixed assets), net                 16,925           5,510               187
   Transfers for contract benefits and terminations                             (3,038)              -                 -
   Contract maintenance charges                                                (14,391)         (2,156)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                        92,768         241,388             2,787
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                    23,383         241,762             2,848

NET ASSETS AT BEGINNING OF PERIOD                                              244,610           2,848                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                 $  267,993      $  244,610    $        2,848
------------------------------------------------------------------------- --------------- --------------- ---------------


BERGER INSTITUTIONAL PRODUCTS TRUST - SMALL COMPANY GROWTH SUB-ACCOUNT:

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $          -    $        127    $            2
   Realized gains (losses)                                                      (2,481)           (442)                -
   Unrealized appreciation (depreciation) during the year                      (12,669)         (1,492)               58
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                       (15,150)         (1,807)               60
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       24,887           3,674             1,727
   Transfers between sub-accounts (including fixed assets), net                 16,448          11,551               167
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                 (5,776)         (3,001)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                        35,559          12,224             1,894
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                    20,409          10,417             1,954

NET ASSETS AT BEGINNING OF PERIOD                                               12,371           1,954                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                  $  32,780      $   12,371        $    1,954
------------------------------------------------------------------------- --------------- --------------- ---------------


See accompanying Notes

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



DREYFUS VARIABLE INVESTMENT FUND - GROWTH & INCOME SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $      1,508    $      1,448    $           69
   Realized gains (losses)                                                      (6,890)           (229)                -
   Unrealized appreciation (depreciation) during the year                      (60,514)          2,068               (27)
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                       (65,896)          3,287                42
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       87,578          91,202             3,464
   Transfers between sub-accounts (including fixed assets), net                 53,345         116,794               292
   Transfers for contract benefits and terminations                             (1,093)              -                 -
   Contract maintenance charges                                                (41,232)        (12,567)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                        98,598         195,429             3,756
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                    32,702         198,716             3,798

NET ASSETS AT BEGINNING OF PERIOD                                              202,514           3,798                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                 $  235,216      $  202,514    $        3,798
------------------------------------------------------------------------- --------------- --------------- ---------------


DREYFUS VARIABLE INVESTMENT FUND - APPRECIATION SUB-ACCOUNT:

                                                                                    PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $        896    $        617    $            -
   Realized gains (losses)                                                      (1,416)           (203)                -
   Unrealized appreciation (depreciation) during the year                      (13,993)         (1,488)                -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                       (14,513)         (1,074)                -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       25,326          69,965                 -
   Transfers between sub-accounts (including fixed assets), net                  1,705          11,302                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (12,126)         (7,868)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                        14,905          73,399                 -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                       392          72,325                 -

NET ASSETS AT BEGINNING OF PERIOD                                               72,325               -                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
                                                                                                          $
NET ASSETS AT END OF PERIOD                                                 $   72,717      $   72,325                 -
------------------------------------------------------------------------- --------------- --------------- ---------------

See accompanying Notes

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

DREYFUS VARIABLE INVESTMENT FUND - SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT:

                                                                                     PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                              2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $         55     $        41    $            -
   Realized gains (losses)                                                     (17,985)           (526)                -
   Unrealized appreciation (depreciation) during the year                       (3,867)         (3,088)                -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                       (21,797)         (3,573)                -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       12,743          51,665                 -
   Transfers between sub-accounts (including fixed assets), net                (26,674)         25,460                43
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (10,091)         (6,391)                -
                                                                          --------------- --------------- ---------------

   Net increase (decrease) in net assets from contract transactions            (24,022)         70,734                43
                                                                          --------------- --------------- ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (45,819)         67,161                43

NET ASSETS AT BEGINNING OF PERIOD                                               67,204              43                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                               $      21,385   $     67,204    $           43
------------------------------------------------------------------------- --------------- --------------- ---------------


FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP GROWTH SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                            $       229    $      1,917     $           -
   Realized gains (losses)                                                      (9,528)         (1,144)                -
   Unrealized appreciation (depreciation) during the year                      (41,302)         (8,725)              (21)
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                       (50,601)         (7,952)              (21)
                                                                          --------------- --------------- ---------------
CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       94,713          88,117             6,586
   Transfers between sub-accounts (including fixed assets), net                 11,870          36,176                43
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (30,343)        (12,649)             (115)
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                        76,240         111,644             6,514
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                    25,639         103,692             6,493

NET ASSETS AT BEGINNING OF PERIOD                                              110,185           6,493                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                 $  135,824      $  110,185    $        6,493
------------------------------------------------------------------------- --------------- --------------- ---------------

See accompanying Notes

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP MONEY MARKET SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $      4,636  $        3,527  $            150
   Realized gains (losses)                                                           -               -                 -
   Unrealized appreciation (depreciation) during the year                            4               -                 -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                         4,640           3,527               150
                                                                          --------------- --------------- ---------------
CONTRACT TRANSACTIONS:
   Payments received from contract owners                                      798,267       1,071,056            93,168
   Transfers between sub-accounts (including fixed assets), net               (401,290)       (893,768)           (4,462)
   Transfer for contract benefits and terminations                                   -               -                 -
   Contract maintenance charges                                                (51,980)        (26,096)           (1,790)
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                       344,997         151,192            86,916
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                   349,637         154,719            87,066

NET ASSETS AT BEGINNING OF PERIOD                                              241,785          87,066                 -
------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                $   591,422     $   241,785     $      87,066
------------------------------------------------------------------------- --------------- --------------- ---------------


FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP HIGH INCOME SUB-ACCOUNT:

                                                                                    PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $        726    $         -      $           -
   Realized gains (losses)                                                        (431)            (35)                -
   Unrealized appreciation (depreciation) during the year                          221            (593)                -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                           516            (628)                -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                        4,704           1,677                 -
   Transfers between sub-accounts (including fixed assets), net                  5,746           8,482                 -
   Transfers for contract benefits and terminations                             (3,113)              -                 -
   Contract maintenance charges                                                 (2,304)           (607)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                         5,033           9,552                 -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                     5,549           8,924                 -

NET ASSETS AT BEGINNING OF PERIOD                                                8,924               -                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                               $     14,473    $       8,924    $           -
------------------------------------------------------------------------- --------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

FIDELITY VARIABLE INSURANCE PRODUCT FUND - VIP OVERSEAS SUB-ACCOUNT:

                                                                                     PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $        271    $           -   $            -
   Realized gains (losses)                                                      (1,672)            (76)                -
   Unrealized appreciation (depreciation) during the year                      (16,129)         (1,505)                -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                       (17,530)         (1,581)                -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       56,598           2,652                 -
   Transfers between sub-accounts (including fixed assets), net                 20,011          35,893                 -
   Transfers for contract benefits and terminations                               (736)              -                 -
   Contract maintenance charges                                                 (5,680)         (1,286)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                        70,193          37,259                 -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                    52,663          35,678                 -

NET ASSETS AT BEGINNING OF PERIOD                                               35,678               -                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                               $      88,341   $     35,678    $             -
------------------------------------------------------------------------- --------------- --------------- ---------------




FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II ASSET MANAGER SUB-ACCOUNT:

                                                                                     PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $      9,068      $      173    $            -
   Realized gains (losses)                                                      (3,679)           (160)               23
   Unrealized appreciation (depreciation) during the year                      (28,805)            593               (11)
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                       (23,416)            606                12
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       91,538         192,024             1,549
   Transfers between sub-accounts (including fixed assets), net                  7,051           8,765                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (19,699)         (6,644)             (443)
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                        78,890         194,145             1,106
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                    55,474         194,751             1,118

NET ASSETS AT BEGINNING OF PERIOD                                              195,869           1,118                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                $   251,343     $   195,869        $    1,118
------------------------------------------------------------------------- --------------- --------------- ---------------


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

FIDELITY VARIABLE INSURANCE PRODUCT FUND II - VIP II CONTRAFUND SUB-ACCOUNT:

                                                                                     PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $        142    $         77    $            -
   Realized gains (losses)                                                      (1,359)           (100)                -
   Unrealized appreciation (depreciation) during the year                       (6,779)           (359)                -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                        (7,996)           (382)                -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       59,421           3,637                 -
   Transfers between sub-accounts (including fixed assets), net                 32,953          13,722                43
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (10,672)         (1,839)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                        81,702          15,520                43
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                    73,706          15,138                43

NET ASSETS AT BEGINNING OF PERIOD                                               15,181              43                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                               $      88,887   $     15,181    $           43
------------------------------------------------------------------------- --------------- --------------- ---------------


FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II INDEX 500 SUB-ACCOUNT:

                                                                                    PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $      4,586    $        101    $            -
   Realized gains (losses)                                                     (40,811)           (878)                -
   Unrealized appreciation (depreciation) during the year                     (119,168)        (16,132)                7
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                      (155,393)        (16,909)                7
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                      400,633         112,397             1,731
   Transfers between sub-accounts (including fixed assets), net                326,527         284,571               167
   Transfers for contract benefits and terminations                           (107,008)              -                 -
   Contract maintenance charges                                                (97,829)        (23,965)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                       522,323         373,003             1,898
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                   366,930         356,094             1,905

NET ASSETS AT BEGINNING OF PERIOD                                              357,999           1,905                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                 $  724,929     $   357,999        $    1,905
------------------------------------------------------------------------- --------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II INVESTMENT GRADE SUB-ACCOUNT:



                                                                                     PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $     16,619    $       7,229   $            -
   Realized gains (losses)                                                         521           2,013                 -
   Unrealized appreciation (depreciation) during the year                       22,593           3,013                 -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                        39,733          12,255                 -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       93,402         294,588                 -
   Transfers between sub-accounts (including fixed assets), net                (18,865)         27,201                 -
   Transfers for contract benefits and terminations                               (654)              -                 -
   Contract maintenance charges                                                (23,788)         (8,509)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                        50,095         313,280                 -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                    89,828         325,535                 -

NET ASSETS AT BEGINNING OF PERIOD                                              325,535               -                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                 $  415,363     $   325,535    $             -
------------------------------------------------------------------------- --------------- --------------- ---------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III - VIP III GROWTH OPPORTUNITIES SUB-ACCOUNT:


                                                                                     PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $        190    $          -    $            -
   Realized gains (losses)                                                        (362)             26                 -
   Unrealized appreciation (depreciation) during the year                       (4,600)          1,629                 -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                        (4,772)          1,655                 -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       14,774          16,635                 -
   Transfers between sub-accounts (including fixed assets), net                    (76)          3,654                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                 (3,136)         (1,109)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                        11,562          19,180                 -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                     6,790          20,835                 -

NET ASSETS AT BEGINNING OF PERIOD                                               20,835               -                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
                                                                                                          $
NET ASSETS AT END OF PERIOD                                                $    27,625     $    20,835                 -
------------------------------------------------------------------------- --------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT CAPITAL GROWTH SUB-ACCOUNT:

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                            $        28    $         28    $            -
   Realized gains (losses)                                                        (537)             (4)                -
   Unrealized appreciation (depreciation) during the year                       (1,678)           (203)                -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                        (2,187)           (179)                -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                        4,733           1,025                 -
   Transfers between sub-accounts (including fixed assets), net                  6,153           5,586                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                 (1,606)           (510)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                         9,280           6,101                 -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                     7,093           5,922                 -

NET ASSETS AT BEGINNING OF PERIOD                                                5,922               -                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
                                                                                                          $
NET ASSETS AT END OF PERIOD                                                $    13,015    $       5,922                -
------------------------------------------------------------------------- --------------- --------------- ---------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT CORE U.S. EQUITY SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $      1,757    $        106    $            -
   Realized gains (losses)                                                      (3,432)             22                 -
   Unrealized appreciation (depreciation) during the year                      (74,602)         (1,236)                -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                       (76,277)         (1,108)                -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       82,628         250,584                 -
   Transfers between sub-accounts (including fixed assets), net                 20,727           8,934                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (12,696)         (2,185)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                        90,659         257,333                 -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                    14,382         256,225                 -

NET ASSETS AT BEGINNING OF PERIOD                                              256,225               -                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
                                                                                                          $
NET ASSETS AT END OF PERIOD                                                $   270,607     $   256,225                 -
------------------------------------------------------------------------- --------------- --------------- ---------------


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT GLOBAL INCOME SUB-ACCOUNT:


                                                                                     PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $          -    $         42    $            -
   Realized gains (losses)                                                          (7)              6                 -
   Unrealized appreciation (depreciation) during the year                           20             (20)                -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                            13              28                 -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                        1,976              99                 -
   Transfers between sub-accounts (including fixed assets), net                 (2,903)          1,380                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                   (229)           (364)                -
                                                                          --------------- --------------- ---------------

   Net increase (decrease) in net assets from contract transactions             (1,156)          1,115                 -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                        (1,143)          1,143                 -

NET ASSETS AT BEGINNING OF PERIOD                                                1,143               -                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                               $          -    $       1,143   $            -
------------------------------------------------------------------------- --------------- --------------- ---------------


GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT GROWTH & INCOME SUB-ACCOUNT:

                                                                                    PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $       1,093   $        315    $            -
   Realized gains (losses)                                                        (506)             80                 -
   Unrealized appreciation (depreciation) during the year                       (9,331)          3,211                 -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                        (8,744)          3,606                 -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       17,145           8,896                 -
   Transfers between sub-accounts (including fixed assets), net                  2,586          56,183                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                 (9,907)         (2,307)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                         9,824          62,772                 -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                     1,080          66,378                 -

NET ASSETS AT BEGINNING OF PERIOD                                               66,378               -                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
                                                                                                          $
NET ASSETS AT END OF PERIOD                                                $    67,458     $    66,378                 -
------------------------------------------------------------------------- --------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

THE MONTGOMERY FUNDS III - EMERGING MARKETS SUB-ACCOUNT:

                                                                                     PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $         49    $          -    $            -
   Realized gains (losses)                                                        (131)             (8)                -
   Unrealized appreciation (depreciation) during the year                       (3,040)            632                 -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                        (3,122)            624                 -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                        5,535           5,402                 -
   Transfers between sub-accounts (including fixed assets), net                 19,037           4,953                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                 (2,548)           (467)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                        22,024           9,888                 -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                    18,902          10,512                 -

NET ASSETS AT BEGINNING OF PERIOD                                               10,512               -                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                               $     29,414    $     10,512    $            -
------------------------------------------------------------------------- --------------- --------------- ---------------


THE MONTGOMERY FUNDS III - GROWTH SUB-ACCOUNT:

                                                                                       PERIODS ENDED DECEMBER 31
                                                                            ---------------------------------------------
                                                                                2002           2001            2000
                                                                            ------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                             $          -  $        254    $            -
   Realized gains (losses)                                                        (1,307)          (12)                -
   Unrealized appreciation (depreciation) during the year                            460          (460)                -
                                                                            ------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                            (847)         (218)                -
                                                                            ------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                            724           432                 -
   Transfers between sub-accounts (including fixed assets), net                   (1,623)        2,328                 -
   Transfers for contract benefits and terminations                                    -             -                 -
   Contract maintenance charges                                                     (498)         (298)                -
                                                                            ------------- --------------- ---------------
   Net increase (decrease) in net assets from contract transactions               (1,397)        2,462                 -
                                                                            ------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                      (2,244)        2,244                 -

NET ASSETS AT BEGINNING OF PERIOD                                                  2,244             -                 -

--------------------------------------------------------------------------- ------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                 $          -  $      2,244    $            -
--------------------------------------------------------------------------- ------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

SELIGMAN PORTFOLIOS, INC. - COMMUNICATION & INFORMATION SUB-ACCOUNT:

                                                                                    PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $          -    $     30,067     $           4
   Realized gains (losses)                                                     (23,589)           (206)               (5)
   Unrealized appreciation (depreciation) during the year                     (122,945)        (22,487)             (130)
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                      (146,534)          7,374              (131)
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                      150,036         200,708             7,515
   Transfers between sub-accounts (including fixed assets), net                (11,641)        112,234               106
   Transfers for contract benefits and terminations                             (3,686)              -                 -
   Contract maintenance charges                                                (25,212)        (11,234)             (143)
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                       109,497         301,708             7,478
                                                                          --------------- --------------- ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (37,037)        309,082             7,347

NET ASSETS AT BEGINNING OF PERIOD                                              316,429           7,347                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                $   279,392     $   316,429        $    7,347
------------------------------------------------------------------------- --------------- --------------- ---------------

SELIGMAN PORTFOLIOS, INC. - FRONTIER SUB-ACCOUNT:

                                                                                     PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                              2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $          -    $        118    $            -
   Realized gains (losses)                                                        (147)             (2)                -
   Unrealized appreciation (depreciation) during the year                       (2,204)            (38)                -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                        (2,351)             78                 -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                        6,089           2,391                 -
   Transfers between sub-accounts (including fixed assets), net                  4,700              58                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                   (941)            (93)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                         9,848           2,356                 -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                     7,497           2,434                 -

NET ASSETS AT BEGINNING OF PERIOD                                                2,434               -                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                 $    9,931    $     2,434    $             -
------------------------------------------------------------------------- --------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

SELIGMAN PORTFOLIOS, INC. - GLOBAL TECHNOLOGY SUB-ACCOUNT:

                                                                                     PERIODS ENDED DECEMBER 31
                                                                                2002           2001            2000
                                                                            ------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                             $          -  $       1,811   $            -
   Realized gains (losses)                                                        (1,253)         (401)                -
   Unrealized appreciation (depreciation) during the year                            579          (952)                -
                                                                            ------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                            (674)          458                 -
                                                                            ------------- --------------- ---------------

CONTRACT TRANSACTIONS:

   Payments received from contract owners                                          1,811            10                 -
   Transfers between sub-accounts (including fixed assets), net                   (9,505)        9,995                 -
   Transfers for contract benefits and terminations                                    -             -                 -
   Contract maintenance charges                                                     (405)          (78)                -
                                                                            ------------- --------------- ---------------
   Net increase (decrease) in net assets from contract transactions               (8,099)        9,927                 -
                                                                            ------------- --------------- ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (8,773)       10,385                 -

NET ASSETS AT BEGINNING OF PERIOD                                                 10,385             -                 -
--------------------------------------------------------------------------- ------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                 $      1,612  $     10,385    $            -
--------------------------------------------------------------------------- ------------- --------------- ---------------

SELIGMAN PORTFOLIOS, INC. - SMALL-CAP VALUE SUB-ACCOUNT:

                                                                                     PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $       4,776   $         70    $            -
   Realized gains (losses)                                                      (9,885)         (2,099)                -
   Unrealized appreciation (depreciation) during the year                      (46,818)          5,412                 -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                       (51,927)          3,383                 -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       91,637         236,514                 -
   Transfers between sub-accounts (including fixed assets), net                (27,738)         30,653                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (10,979)           (983)                -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                        52,920         266,184                 -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                       993         269,567                 -

NET ASSETS AT BEGINNING OF PERIOD                                              269,567               -                 -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                $   270,560     $   269,567    $            -
------------------------------------------------------------------------- --------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

PROFUNDS - VP ULTRA SMALL-CAP SUB-ACCOUNT:

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $            -  $            -  $            -
   Realized gains (losses)                                                        (1,819)              -               -
   Unrealized appreciation (depreciation) during the year                              -               -               -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                          (1,819)              -               -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                              -               -               -
   Transfers between sub-accounts (including fixed assets), net                    1,819               -               -
   Transfers for contract benefits and terminations                                    -               -               -
   Contract maintenance charges                                                        -               -               -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                           1,819               -               -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                           -               -               -

NET ASSETS AT BEGINNING OF PERIOD                                                      -               -               -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                               $            -  $            -  $            -
------------------------------------------------------------------------- --------------- --------------- ---------------


PROFUNDS - VP MONEY MARKET SUB-ACCOUNT:

                                                                                     PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $          600  $            -  $            -
   Realized gains (losses)                                                             -               -               -
   Unrealized appreciation (depreciation) during the year                              -               -               -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                             600               -               -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                      1,547,589               -               -
   Transfers between sub-accounts (including fixed assets), net                 (346,913)              -               -
   Transfers for contract benefits and terminations                                    -               -               -
   Contract maintenance charges                                                   (4,581)              -               -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                       1,196,095               -               -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                   1,196,695               -               -

NET ASSETS AT BEGINNING OF PERIOD                                                      -               -               -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                  $ 1,196,695  $            -  $            -
------------------------------------------------------------------------- --------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

PROFUNDS - VP BULL PLUS SUB-ACCOUNT:

                                                                                    PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $            -  $            -  $            -
   Realized gains (losses)                                                        (9,742)              -               -
   Unrealized appreciation (depreciation) during the year                            133               -               -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                          (9,609)              -               -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                          1,105               -               -
   Transfers between sub-accounts (including fixed assets), net                  112,424               -               -
   Transfers for contract benefits and terminations                                    -               -               -
   Contract maintenance charges                                                      (20)              -               -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                         113,509               -               -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                     103,900               -               -

NET ASSETS AT BEGINNING OF PERIOD                                                      -               -               -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                 $    103,900  $            -  $            -
------------------------------------------------------------------------- --------------- --------------- ---------------


PROFUNDS - VP BEAR SUB-ACCOUNT:

                                                                                    PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $          500  $            -  $            -
   Realized gains (losses)                                                       (21,017)              -               -
   Unrealized appreciation (depreciation) during the year                              -               -               -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                         (20,517)              -               -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                          1,197               -               -
   Transfers between sub-accounts (including fixed assets), net                   19,512               -               -
   Transfers for contract benefits and terminations                                    -               -               -
   Contract maintenance charges                                                     (192)              -               -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                          20,517               -               -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                           -               -               -

NET ASSETS AT BEGINNING OF PERIOD                                                      -               -               -

------------------------------------------------------------------------- --------------- --------------- ---------------
                                                                          $               $               $
NET ASSETS AT END OF PERIOD                                                            -               -               -
------------------------------------------------------------------------- --------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

PROFUNDS - VP ULTRA MID-CAP SUB-ACCOUNT:

                                                                                      PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $            -  $            -  $            -
   Realized gains (losses)                                                        (6,413)              -               -
   Unrealized appreciation (depreciation) during the year                            469               -               -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                          (5,944)              -               -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                              2               -               -
   Transfers between sub-accounts (including fixed assets), net                   95,039               -               -
   Transfers for contract benefits and terminations                                    -               -               -
   Contract maintenance charges                                                      (38)              -               -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                          95,003               -               -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                      89,059               -               -

NET ASSETS AT BEGINNING OF PERIOD                                                      -               -               -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                                $      89,059  $            -  $            -
------------------------------------------------------------------------- --------------- --------------- ---------------


PROFUNDS - VP SHORT SMALL-CAP SUB-ACCOUNT:

                                                                                     PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $            -  $            -  $            -
   Realized gains (losses)                                                         2,763               -               -
   Unrealized appreciation (depreciation) during the year                              -               -               -
                                                                          --------------- --------------- ---------------
   Net increase (decrease) in net assets from operations                           2,763               -               -
                                                                          --------------- --------------- ---------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                              -               -               -
   Transfers between sub-accounts (including fixed assets), net                   (2,763)              -               -
   Transfers for contract benefits and terminations                                    -               -               -
   Contract maintenance charges                                                        -               -               -
                                                                          --------------- --------------- ---------------
   Net increase in net assets from contract transactions                          (2,763)              -               -
                                                                          --------------- --------------- ---------------

TOTAL INCREASE IN NET ASSETS                                                           -               -               -

NET ASSETS AT BEGINNING OF PERIOD                                                      -               -               -

------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                               $            -  $            -  $            -
------------------------------------------------------------------------- --------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002


1.  ORGANIZATION

Canada Life of America Variable Life Account 1 ("the Variable Account") was initially established on July 22, 1988 as a Separate Account of Canada Life Insurance Company of America ("CLICA" or the "Company"). The Variable Account became operational during 2000 and supports the Canada Life Prestige Series Variable Universal Life ("Prestige VUL") policies issued by CLICA. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

The assets of the Variable Account are the property of CLICA. The portion of the Variable Account assets applicable to the policies will not be charged with liabilities arising out of any other business CLICA may conduct.

As of December 31, 2002 the Variable Account consisted of thirty-two investment sub-accounts available to the policyholders each of which invests in an independently managed mutual fund portfolio ("fund"). The funds and the dates of initial investment (inception) and termination, if applicable, are as follows:


THE ALGER AMERICAN FUND:
     Small Capitalization (initial investment - February 2001)
     Growth (initial investment - December 2000)
     MidCap Growth (initial investment - December 2000)
     Leveraged AllCap (initial investment - December 2000)

BERGER INSTITUTIONAL PRODUCTS TRUST:
     IPT International (initial investment - December 2000)
     IPT Small Company Growth (initial investment - December 2000)

DREYFUS VARIABLE INVESTMENT FUND:
     Growth & Income (initial investment - December 2000)
     Appreciation (initial investment - January 2001)
     Socially Responsible Growth (initial investment - December 2000)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
     VIP Growth (initial investment -  December 2000)
     VIP Money Market (initial investment - November 2000)
     VIP High Income (initial investment - April 2001)
     VIP Overseas (initial investment - January 2001)

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002


1.  ORGANIZATION (CONTINUED)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
     VIP II Asset Manager (initial investment - November 2000)
     VIP II Contrafund (initial investment - December 2000)
     VIP II Index 500 (initial investment - December 2000)
     VIP II Investment Grade Bond (initial investment - January 2001)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III:
     VIP III Growth Opportunities (initial investment - March 2001)

GOLDMAN SACHS VARIABLE INSURANCE TRUST:
     VIT Capital Growth (initial investment - March 2001)
     VIT Core U.S. Equity (initial investment - March 2001)
     VIT Global Income (initial investment - April 2001; investment terminated - October 2002) VIT Growth & Income (initial investment - March 2001)

THE MONTGOMERY FUNDS III:
    Emerging Markets (initial investment - March 2001)
    Growth (initial investment - March 2001; investment terminated - April 2002)

SELIGMAN PORTFOLIOS, INC.:
     Communications and Information (initial investment - December 2000) Frontier (initial investment - May 2001)
     Global Technology (initial investment - October 2001)
     Small-Cap Value (initial investment - May 2001)

PROFUNDS:
     VP Ultra Small-Cap (initial investment - September 2002) VP Money Market (initial investment - September 2002)
     VP Bull Plus (initial investment - September 2002)
     VP Bear (initial investment - September 2002)
     VP Ultra Mid-Cap (initial investment - September 2002) VP Short Small-Cap (initial investment - December 2002)

The Prestige VUL policies allow the policyholders to specify the allocation of their net premiums to the various funds. They can also transfer their account values among the funds. The Prestige VUL product also provides the policyholders the option to allocate their net premiums, or to transfer their account values to a Fixed Account in the Company's General Account, which guarantees principal and a rate of interest to the policyholder.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002


2.  SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

Investments in shares of the funds are valued at the reported net asset values of the respective portfolios. Realized gains and losses are computed on the basis of average cost. The difference between cost and current market value of investments owned is recorded as an unrealized gain or loss on investments.

DIVIDENDS

Dividends and capital gain distributions are recorded on the ex-dividend date and reflect the dividends declared by the funds from their accumulated net investment income and net realized investment gains. Dividends in the Fidelity VIP Money Market and ProFund VP Money Market sub-accounts are declared daily and paid monthly. Dividends in all other Sub-accounts are declared and paid annually. Dividends paid to the Variable Account are reinvested in additional shares of the respective Sub-accounts at the net asset value per share.

POLICY DEDUCTIONS

The Prestige VUL policies provide for certain deductions for sales and tax loads from premium payments received from the policyholders. These deductions are taken by the Company prior to the purchase of fund shares. In addition, surrender charges and taxes are deducted from amounts paid to policyholders. Such deductions are taken after the redemption of sub-account units in the Separate Account.

POLICY LOANS

The Prestige VUL policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time of borrowing against the policies, an amount equal to the loan amount is transferred from the Variable Account sub-accounts to the Fixed Account in the Company's General Account to secure the loan. As payments are made on the policy loan, amounts are transferred back from the Fixed Account to the Variable Account. Interest is credited to the balance in the Fixed Account at a fixed rate. The Fixed Account is not variable in nature and is not included in these Separate Account statements.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002


2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

The Variable Account is not taxed separately because the operations of the Variable Account will be included in the federal income tax return of the Company, which is taxed as a "life insurance company" under the provisions of the Internal Revenue Code.

OTHER

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002


3.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002, were as follows:

                                                                              PURCHASES                    SALES
                                                                      -------------------------- --------------------------
THE ALGER AMERICAN FUND
Small Capitalization                                                    $       32,371             $        5,605
Growth                                                                         101,204                     36,897
MidCap Growth                                                                  304,127                     57,554
Leveraged AllCap                                                               143,972                     28,626
BERGER INSTITUTIONAL PRODUCTS TRUST
IPT International                                                              127,045                     26,292
IPT Small Company Growth                                                        42,664                      9,621
DREYFUS VARIABLE INVESTMENT FUND
Growth & Income                                                                140,359                     47,143
Appreciation                                                                    29,094                     14,709
Socially Responsible Growth                                                     18,339                     60,292
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Growth                                                                     109,737                     42,797
VIP Money Market                                                             1,280,520                    930,941
VIP High Income                                                                 11,237                      5,909
VIP Overseas                                                                    82,323                     13,531
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
VIP II Asset Manager                                                           122,676                     38,397
VIP II Contrafund                                                               98,682                     18,196
VIP II Index 500                                                               760,998                    274,900
VIP II Investment Grade Bond                                                   191,264                    124,029
FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
VIP III Growth Opportunities                                                    17,167                      5,777
GOLDMAN SACHS VARIABLE INSURANCE TRUST
VIT Capital Growth                                                              13,250                      4,479
VIT Core U.S. Equity                                                           112,413                     23,429
VIT Global Income                                                                1,963                      3,126
VIT Growth & Income                                                             27,238                     16,826
THE MONTGOMERY FUNDS III
Emerging Markets                                                                34,645                     12,703
Growth                                                                           6,712                      9,417
SELIGMAN PORTFOLIOS, INC.
Communications & Information                                                   205,713                    119,805
Frontier                                                                        10,985                      1,284
Global Technology                                                                2,044                     11,396
Small-Cap Value                                                                253,446                    205,635


                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002


3.  PURCHASES AND SALES OF INVESTMENTS (CONTINUED)


                                                                              PURCHASES                    SALES
                                                                      -------------------------- --------------------------
PROFUNDS
VP Ultra Small-Cap                                                        $      155,523              $       155,523
VP Money Market                                                                5,184,678                    3,987,983
VP Bull Plus                                                                   1,178,863                    1,075,097
VP Bear                                                                        3,615,017                    3,615,017
VP Ultra Mid-Cap                                                                 551,463                      462,873
VP Short Small-Cap                                                               179,348                      179,348
                                                                      -------------------------- --------------------------
                                                                          $   15,147,080              $    11,625,157
                                                                      ========================== ==========================



4.  EXPENSES AND RELATED PARTY TRANSACTIONS

CLICA assumes mortality and expense risks related to the operations of the Variable Account and deducts a charge at each monthly processing date equal to an annual rate of .35% of the net asset value of each sub-account for the first 10 policy years and .10% thereafter. A cost of insurance charge based on the age and underwriting class of each policyholder is deducted at each monthly processing date to cover the cost of insurance protection under the policy. In addition, expense charges and administration fees are deducted at each monthly processing date to reimburse CLICA for underwriting, acquisition and policy maintenance costs. These items are collectively referred to as "contract maintenance charges" in the accompanying statements of changes in net assets.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

5.  CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the periods ended December 31, 2002 and 2001 were as follows:

                                                                    THE ALGER AMERICAN FUND
                                   Small Capitalization                      Growth                         MidCap Growth
                                       Sub-Account                        Sub-Account                        Sub-Account
                                       -----------                        -----------                        -----------
                                   2002            2001               2002            2001               2002            2001
                                   ----            ----               ----            ----               ----            ----
Units Issued                            933             284              1,721           2,393              7,752           7,834
Units Redeemed                         (115)            (15)              (521)           (230)            (1,130)           (286)
                             ---------------------------------  ---------------------------------  ---------------------------------

Net Increase                            818             269              1,200           2,163              6,622           7,548
                             =================================  =================================  =================================


                                 THE ALGER AMERICAN FUND
                                       (CONTINUED)                              BERGER INSTITUTIONAL PRODUCTS TRUST
                                    Leveraged AllCap                   IPT International                 IPT Small Company
                                       Sub-Account                        Sub-Account                    Growth Sub-Account
                                       -----------                        -----------                     ----------------
                                   2002            2001               2002            2001               2002            2001
                                   ----            ----               ----            ----               ----            ----
Units Issued                          4,005           5,874             10,812          22,879              4,339             956
Units Redeemed                         (631)         (1,122)            (1,834)           (200)              (767)           (199)
                             ---------------------------------  ---------------------------------  ---------------------------------

Net Increase                          3,374           4,752              8,978          22,679              3,572             757
                             =================================  =================================  =================================


                                                                DREYFUS VARIABLE INVESTMENT FUND
                                     Growth & Income                      Appreciation                   Socially Responsible
                                       Sub-Account                        Sub-Account                     Growth Sub-Account
                                       -----------                        -----------                      -----------------
                                   2002            2001               2002            2001               2002            2001
                                   ----            ----               ----            ----               ----            ----
Units Issued                          5,318           6,804                734           2,081                535           2,274
Units Redeemed                       (1,705)           (414)              (345)           (205)            (1,682)           (196)
                             ---------------------------------  ---------------------------------  ---------------------------------

Net Increase (Decrease)               3,613           6,390                389           1,876             (1,147)          2,078
                             =================================  =================================  =================================

                                                           FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                                        VIP Growth                      VIP Money Market                   VIP High Income
                                       Sub-Account                         Sub-Account                       Sub-Account
                                       -----------                         -----------                       -----------
                                   2002            2001               2002            2001               2002            2001
                                   ----            ----               ----            ----               ----            ----
Units Issued                          1,852           1,738            248,236         312,585                368             333
Units Redeemed                         (607)           (187)          (151,498)       (269,565)              (191)            (21)
                             ---------------------------------  ---------------------------------  ---------------------------------

Net Increase                          1,245           1,551             96,738          43,020                177             312
                             =================================  =================================  =================================


                                       VIP Overseas
                                       Sub-Account
                                   2002            2001
                                   ----            ----
Units Issued                          3,409           1,523
Units Redeemed                         (308)            (51)
                             ---------------------------------

Net Increase                          3,101           1,472
                             =================================

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002


5. CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                          FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                                   VIP II Asset Manager                 VIP II Contrafund                  VIP II Index 500
                                       Sub-Account                         Sub-Account                       Sub-Account
                                       -----------                         -----------                       -----------
                                   2002            2001               2002            2001               2002            2001
                                   ----            ----               ----            ----               ----            ----
Units Issued                          3,195           6,390               3,392            613              5,190           2,461
Units Redeemed                         (674)           (214)               (406)           (67)            (1,474)           (155)
                             ---------------------------------   --------------------------------  ---------------------------------

Net Increase                          2,521           6,176               2,986            546              3,716           2,306
                             =================================   ================================  =================================


                             FIDELITY VARIABLE INSURANCE                                            FIDELITY VARIABLE INSURANCE
                             PRODUCTS FUND II (CONTINUED)                                                PRODUCTS FUND III
                               VIP II Investment Grade                                                     VIP III Growth
                                  Bond Sub-Account                                                   Opportunities Sub-Account
                                  ----------------                                                    ------------------------
                                   2002            2001                                                  2002            2001
                                   ----            ----                                                  ----            ----
Units Issued                          3,449          12,488                                                 1,070           1,171
Units Redeemed                       (1,548)           (327)                                                 (297)            (62)
                             ---------------------------------                                     ---------------------------------

Net Increase                          1,901          12,161                                                   773           1,109
                             =================================                                     =================================


                                                             GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                    VIT Capital Growth                VIT Core U.S. Equity                VIT Global Income
                                       Sub-Account                         Sub-Account                       Sub-Account
                                       -----------                         -----------                       -----------
                                   2002            2001               2002            2001               2002            2001
                                   ----            ----               ----            ----               ----            ----
Units Issued                          1,331             567               9,277         22,789                162             123
Units Redeemed                         (336)            (45)             (1,320)          (196)              (255)            (30)
                             ---------------------------------   --------------------------------  ---------------------------------

Net Increase (Decrease)                 995             522               7,957         22,593                (93)             93
                             =================================   ================================  =================================


                               GOLDMAN SACHS VARIABLE INSURANCE
                                      TRUST (CONTINUED)                               THE MONTGOMERY FUNDS III
                                   VIT Growth & Income                  Emerging Markets                        Growth
                                       Sub-Account                         Sub-Account                       Sub-Account
                                       -----------                         -----------                       -----------
                                   2002            2001               2002            2001               2002            2001
                                   ----            ----               ----            ----               ----            ----
Units Issued                          2,308           7,158               3,642          1,515                 64             172
Units Redeemed                       (1,297)           (246)               (607)           (68)              (216)            (20)
                             ---------------------------------   --------------------------------  ---------------------------------

Net Increase (Decrease)               1,011           6,912               3,035          1,447               (152)            152
                             =================================   ================================  =================================

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002


5.  CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                   SELIGMAN PORTFOLIOS, INC.
                              Communications & Information                  Frontier                      Global Technology
                                       Sub-Account                         Sub-Account                        Sub-Account
                                       -----------                         -----------                        -----------
                                   2002            2001               2002            2001               2002            2001
                                   ----            ----               ----            ----               ----            ----
Units Issued                          5,196          10,064                 675            139                137             643
Units Redeemed                       (1,411)           (370)                (63)            (5)              (630)             (5)
                             ---------------------------------   --------------------------------  ---------------------------------

Net Increase (Decrease)               3,785           9,694                 612            134               (493)            638
                             =================================   ================================  =================================



                                    Small-Cap Value
                                      Sub-Account
                                   2002            2001
                                   ----            ----
Units Issued                          6,968          20,705
Units Redeemed                       (3,088)            (78)
                             ---------------------------------

Net Increase                          3,880          20,627
                             =================================


                                                                           PROFUNDS
                                  VP Ultra Small- Cap                   VP Money Market                      VP Bull Plus
                                      Sub-Account                         Sub-Account                        Sub-Account
                                      -----------                         -----------                        -----------
                                  2002             2001                2002            2001              2002            2001
                                  ----             ----                ----            ----              ----            ----
Units Issued                       10,225           -                 4,504,812          -                 66,295         -
Units Redeemed                    (10,225)          -                 3,311,594          -                (59,134)        -
                           -----------------------------------  ---------------------------------  ---------------------------------

Net Increase                       -                -                 1,193,218          -                  7,161         -
                           ===================================  =================================  =================================


                                        VP Bear                         VP Ultra Mid-Cap                  VP Short Small-Cap
                                      Sub-Account                         Sub-Account                        Sub-Account
                                      -----------                         -----------                        -----------
                                  2002             2001               2002            2001               2002            2001
                                  ----             ----               ----            ----               ----            ----
Units Issued                       69,838           -                   93,977         -                    6,199         -
Units Redeemed                    (69,838)          -                  (78,552)        -                   (6,199)        -
                           -----------------------------------  ---------------------------------  ---------------------------------

Net Increase                       -                -                   15,425         -                  -               -
                           ===================================  =================================  =================================

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

6. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for each of the periods ended December 31, 2002, 2001 and 2000, follows:

                                                                     Net Assets
                                                      -------------------------------------------
                                      Units                                                              Total
                                    Outstanding            Unit Value              (000s)               Return
                                    -----------            ----------              ------               ------
THE ALGER AMERICAN FUND
Small Capitalization
--------------------
2002                                    1,087                  $  31.64         $        34            -26.18%
2001*                                     269                     42.86                  12            -25.16%

Growth
------
2002                                    3,518                  $  48.96          $      172            -33.00%
2001                                    2,318                     73.07                 169            -11.80%
2000*                                     156                     82.85                  13              0.40%

MidCap Growth
-------------
2002                                   14,358                  $  31.22           $     448            -29.54%
2001                                    7,736                     44.31                 343             -6.52%
2000*                                     189                     47.40                   9              6.72%

Leveraged AllCap
----------------
2002                                    8,291                  $  27.32           $     227            -33.91%
2001                                    4,917                     41.34                 203            -15.92%
2000*                                     165                     49.17                   8             -0.87%

BERGER INSTITUTIONAL PRODUCTS TRUST
IPT International
-----------------
2002                                   31,870                  $   8.41           $     268            -21.33%
2001                                   22,892                     10.69                 245            -20.22%
2000*                                     213                     13.40                   3              2.49%

IPT Small Company Growth
------------------------
2002                                    4,418                  $   7.42            $     33            -49.25%
2001                                      846                     14.62                  12            -33.48%
2000*                                      89                     21.98                   2              5.33%



* The initial investment in this sub-account occurred during this period. Results not annualized.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

6. UNIT VALUES (CONTINUED)


                                                                     Net Assets
                                                      -------------------------------------------
                                      Units                                                             Total
                                    Outstanding            Unit Value              (000s)               Return
                                    -----------            ----------              ------               ------

DREYFUS VARIABLE INVESTMENT FUND
Growth & Income
---------------
2002                                   10,119                  $  23.24           $     235            -25.35%
2001                                    6,505                     31.13                 203             -5.84%
2000*                                     115                     33.06                   4              3.55%

Appreciation
------------
2002                                    2,265                  $  32.10           $      73            -16.73%
2001*                                   1,876                     38.55                  72             -7.31%

Socially Responsible Growth
----------------------------
2002                                      931                  $  22.97           $      21            -28.95%
2001                                    2,079                     32.33                  67            -22.58%
2000*                                       1                     41.76                   -              -0.35%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Growth
----------
2002                                    2,876                  $  47.23           $     136            -30.13%
2001                                    1,630                     67.60                 110            -17.62%
2000*                                      79                     82.06                   6             -0.32%

VIP Money Market
----------------
2002                                  165,574                  $   3.57           $     591              1.71%
2001                                   68,836                      3.51                 242              4.15%
2000*                                  25,816                      3.37                  87              0.98%

VIP High Income
---------------
2002                                      489                  $  29.60           $      14              3.50%
2001*                                     312                     28.60                   9            -11.70%

VIP Overseas
------------
2002                                    4,573                  $  19.32           $      88            -20.30%
2001*                                   1,472                     24.24                  36            -22.23%


* The initial investment in this sub-account occurred during this period. Results not annualized.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

6. UNIT VALUES (CONTINUED)



                                                                     Net Assets
                                                      -------------------------------------------
                                      Units                                                             Total
                                    Outstanding            Unit Value              (000s)               Return
                                    -----------            ----------              ------               ------
FIDELITY VARIABLE INSURANCE
PRODUCTS FUND II
VIP  II Asset Manager
---------------------
2002                                    8,731                  $  28.79           $     251             -8.72%
2001                                    6,210                     31.54                 196             -4.08%
2000*                                      34                     32.88                   1             -2.45%

VIP  II Contrafund
------------------
2002                                    3,533                  $  25.16           $      89             -9.33%
2001                                      547                     27.75                  15            -12.24%
2000*                                       1                     31.62                   -              3.11%

VIP  II Index 500
-----------------
2002                                    6,032                 $  120.18           $     725            -22.25%
2001                                    2,316                    154.58                 358            -12.10%
2000*                                      11                    175.86                   2              0.47%

VIP  II Investment Grade Bond
-----------------------------
2002                                   14,063                  $  29.54           $     415             10.35%
2001*                                  12,161                     26.77                 326              7.94%

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND III
VIP III Growth Opportunities
----------------------------
2002                                    1,882                  $  14.68           $      28            -21.87%
2001*                                   1,109                     18.79                  21             -5.67%

GOLDMAN SACHS VARIABLE
INSURANCE TRUST
VIT Capital Growth
------------------
2002                                    1,517                  $   8.58           $      13            -24.34%
2001*                                     522                     11.34                   6             -8.60%


* The initial investment in this sub-account occurred during this period. Results not annualized.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

6. UNIT VALUES (CONTINUED)


                                                                      Net Assets
                                                      -------------------------------------------
                                       Units                                                            Total
                                    Outstanding            Unit Value              (000s)               Return
                                    -----------            ----------              ------               ------
GOLDMAN SACHS VARIABLE INSURANCE
TRUST (CONTINUED)
VIT Core U.S. Equity
--------------------
2002                                   30,550                  $   8.86           $     271               -21.87%
2001*                                  22,593                     11.34                 256                -6.24%

VIT Global Income
-----------------
2002                                        -                   $     -             $     -              -100.00%
2001*                                      93                     12.29                   1                -2.04%

VIT Growth & Income
-------------------
2002                                    7,923                   $    8.51           $      67             -11.35%
2001*                                   6,912                        9.60                  66              -3.71%

THE MONTGOMERY FUNDS III
Emerging Markets
----------------
2002                                    4,482                  $   6.56           $      29                -9.64%
2001*                                   1,447                      7.26                  11                -7.87%

Growth
------
2002                                        -                    $     -           $      -              -100.00%
2001*                                     152                     14.76                   2               -11.66%

SELIGMAN PORTFOLIOS, INC.
Communications & Information
----------------------------
2002                                   13,722                    $  20.36           $     279             -36.06%
2001                                    9,937                       31.84                 316               5.33%
2000*                                     243                       30.23                   7              -0.94%

Frontier
--------
2002                                      746                    $  13.31           $      10             -26.71%
2001*                                     134                       18.16                   2               1.18%

Global Technology
-----------------
2002                                      145                    $  11.12          $        2             -31.70%
2001*                                     638                       16.28                  10              11.71%

Small-Cap Value
---------------
2002                                   24,507                    $  11.04           $     271             -15.53%
2001*                                  20,627                       13.07                 270              11.90%


* The initial investment in this sub-account occurred during this period. Results not annualized.
                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                DECEMBER 31, 2002

6. UNIT VALUES (CONTINUED)


                                                                       Net Assets
                                                      -------------------------------------------
                                      Units                                                             Total
                                    Outstanding            Unit Value              (000s)               Return
                                    -----------            ----------              ------               ------

PROFUNDS
VP Ultra Small-Cap
------------------
2002*                                       -                  $  14.87         $      -                 3.55%

VP Money Market
---------------
2002*                               1,193,218                  $   1.00         $    1,197               0.00%

VP Bull Plus
------------
2002*                                   7,161                  $  14.51         $     104                2.98%

VP Bear
-------
2002*                                       -                  $  42.37         $      -                -5.17%

VP Ultra Mid-Cap
----------------
2002*                                  15,425                  $   5.77         $      89                0.17%

VP Short Small-Cap
------------------
2002*                                       -                  $  28.74         $      -                 0.38%



* The initial investment in this sub-account occurred during this period. Results not annualized.

AUDITED FINANCIAL STATEMENTS - STATUTORY BASIS
Canada Life Insurance Company of America
For the Years Ended December 31, 2002 and 2001 with Report of Independent Auditors

                    CANADA LIFE INSURANCE COMPANY OF AMERICA

                         STATUTORY FINANCIAL STATEMENTS

                                DECEMBER 31, 2002





                                    CONTENTS



Report of Independent Auditors ............................................... 1
Statutory Balance Sheets...................................................... 2
Statutory Statements of Operations ........................................... 3
Statutory Statements of Capital and Surplus................................... 4
Statutory Statements of Cash Flows............................................ 5
Notes to Statutory Financial Statements....................................... 6

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors
Canada Life Insurance Company of America


We have audited the accompanying statutory balance sheets of CANADA LIFE INSURANCE COMPANY OF AMERICA as of December 31, 2002 and 2001, and the related statutory statements of operations, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note B to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Michigan Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note B. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Canada Life Insurance Company of America at December 31, 2002 and 2001, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canada Life Insurance Company of America at December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Michigan Insurance Department.

As discussed in Note B to the financial statements, in 2001, Canada Life Insurance Company of America changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Michigan Insurance Department.



                                                /s/ Ernst & Young LLP


Atlanta, Georgia
March 21, 2003

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                            STATUTORY BALANCE SHEETS
                   [in thousands of dollars except share data]


AT DECEMBER 31                                                                               2002              2001
----------------------------------------------------------------------------------------------------------------------
ADMITTED ASSETS
INVESTMENTS [note C]
  Bonds                                                                                    $1,461,630       $1,465,356
  Mortgage loans                                                                              901,917          919,350
  Common and preferred stocks, including subsidiaries                                          11,607           15,202
  Real estate                                                                                   1,600            1,600
  Short-term investments                                                                       20,695            5,800
  Policy loans                                                                                    342              289
  Cash                                                                                            523            1,390
  Receivable for securities                                                                       668              397
  Other invested assets                                                                         5,939            6,447
----------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND INVESTMENTS                                                                  2,404,921        2,415,831
  Investment income due and accrued                                                            30,412           30,917
  Reinsurance balances  [note F]                                                                  180               --
  Federal income tax recoverable and interest thereon (including $1,078 and
  $1,711 net deferred tax assets at December 31, 2002 and 2001
   respectively) [note E]                                                                       5,723            1,711
  Assets held in Separate Accounts [note H]                                                   432,935          503,097
----------------------------------------------------------------------------------------------------------------------
TOTAL ADMITTED ASSETS                                                                      $2,874,171       $2,951,556
======================================================================================================================


LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES
POLICY LIABILITIES
  Life and annuity reserves  [note I]                                                      $1,747,055       $1,751,072
  Liability for deposit-type contracts  [note I]                                              501,631          484,988
  Other policy and contract liabilities                                                         1,270              610
----------------------------------------------------------------------------------------------------------------------
TOTAL POLICY LIABILITIES                                                                    2,249,956        2,236,670
  Interest maintenance reserve                                                                 25,092           23,349
  Amounts owing to parent and affiliates [note G]                                               4,854            3,999
  Reinsurance balances [note F]                                                                 2,814           10,309
  Miscellaneous liabilities                                                                     5,707            7,720
  Asset valuation reserve                                                                      27,025           20,456
  Transfers to Separate Accounts due or accrued (net) [note H]                                (11,081)         (11,311)
  Liabilities from Separate Accounts  [note H]                                                432,935          503,097
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                           2,737,302        2,794,289
----------------------------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS [note J]
  Common stock - $10.00 par value, authorized - 25,000,000
    Shares; issued and outstanding - 500,000 shares                                             5,000            5,000
  Redeemable preferred stock - $10.00 par value, authorized -
     25,000,000 shares; issued and outstanding -  0 shares in 2002 and 2,720,000 in
    2001                                                                                           --           27,200
  Paid-in surplus                                                                              76,000           76,000
  Accumulated surplus                                                                          55,869           49,067
----------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                                                     136,869          157,267
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND CAPITAL AND SURPLUS                                                  $2,874,171       $2,951,556
======================================================================================================================


See accompanying Notes.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                       STATUTORY STATEMENTS OF OPERATIONS
                            [in thousands of dollars]



YEARS ENDED DECEMBER 31                                                         2002           2001
--------------------------------------------------------------------------------------------------------
REVENUES
   Premiums for insurance and annuity considerations [note F]                   $302,242        $342,895
   Net investment income [note C]                                                197,300         188,908
   Other income                                                                    9,288           7,513
--------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                                   508,830         539,316
--------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
BENEFITS PAID OR PROVIDED TO POLICYHOLDERS
   Annuity                                                                       391,490         289,676
   Life                                                                               20              --
   Interest and adjustments on policy or deposit-type contract funds              27,646          31,589
   (Decrease) increase in actuarial reserves                                      (4,017)        163,068
--------------------------------------------------------------------------------------------------------
TOTAL BENEFITS PAID OR PROVIDED TO POLICYHOLDERS                                 415,139         484,333
   Commissions and expense allowances on reinsurance assumed                      13,607          13,673
   Commissions                                                                     5,332           5,241
   General insurance expenses                                                     12,625          11,641
   Taxes, licenses and fees                                                          657             457
   Other expense                                                                     878           1,370
   Transfers to (from) Separate Accounts  [note H]                                40,587          (1,209)
--------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                                      488,825         515,506
--------------------------------------------------------------------------------------------------------

   Gain from operations before federal income taxes and
     net realized capital losses                                                  20,005          23,810
   Federal income taxes (excluding capital gains tax) [note E]                     2,812           8,464
--------------------------------------------------------------------------------------------------------

   Gain from operations before
     net realized capital losses                                                  17,193          15,346
   Net realized capital losses [note C]                                          (11,641)         (4,915)
--------------------------------------------------------------------------------------------------------

NET INCOME                                                                      $  5,552        $ 10,431
========================================================================================================


See accompanying Notes.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                   STATUTORY STATEMENTS OF CAPITAL AND SURPLUS
                            [in thousands of dollars]




YEARS ENDED DECEMBER 31                                                        2002            2001
---------------------------------------------------------------------------------------------------

COMMON STOCK AT BEGINNING AND END OF YEAR                                    $  5,000      $  5,000

REDEEMABLE PREFERRED STOCK AT BEGINNING  OF YEAR                               27,200        41,000
   Redemption of preferred stock                                              (27,200)      (13,800)
                                                                             ----------------------
REDEEMABLE PREFERRED STOCK AT END OF YEAR                                          --        27,200
                                                                             ----------------------

PAID-IN SURPLUS AT BEGINNING AND END OF YEAR                                   76,000        76,000

ACCUMULATED SURPLUS AT BEGINNING OF YEAR                                       49,067        24,392
   Net income                                                                   5,552        10,431
   Change in surplus on account of:
    Net unrealized capital gains (losses)                                       5,791        (8,831)
    Actuarial valuation basis                                                      --        11,100
    Asset valuation reserve                                                    (6,569)        7,726
    Adjustment for loss in currency exchange                                       --            (6)
    Net deferred tax                                                           (2,627)        3,244
    Cumulative effect of changes in accounting principles                          --         4,001
    Nonadmitted assets                                                          4,655        (2,990)
---------------------------------------------------------------------------------------------------
ACCUMULATED SURPLUS AT END OF YEAR                                             55,869        49,067
---------------------------------------------------------------------------------------------------

TOTAL CAPITAL AND SURPLUS                                                    $ 136,869     $157,267
===================================================================================================

See accompanying Notes.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                       STATUTORY STATEMENTS OF CASH FLOWS
                            [in thousands of dollars]




YEARS ENDED DECEMBER 31                                                         2002           2001
------------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES
   Premiums, policy proceeds, and other considerations                        $ 302,242      $ 342,895
   Net investment income received                                               187,068        177,817
   Benefits paid                                                               (402,034)      (289,314)
   Insurance expenses paid                                                      (32,454)       (30,361)
   Federal income taxes paid                                                    (10,675)        (6,292)
   Other income                                                                   9,288          7,513
   Other disbursements                                                             (878)        (3,210)
   Net transfers from Separate Accounts                                         (40,357)         1,551
------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATIONS                                                  12,200        200,599

INVESTING  ACTIVITIES
   Proceeds from sales, maturities, or
     repayments of investments:
    Bonds                                                                       418,777        384,704
    Mortgage loans and real estate                                               91,939         81,826
    Equity and other investments                                                    397            913
   Cost of investments acquired:
    Bonds                                                                      (403,462)      (526,918)
    Mortgage loans and real estate                                              (73,219)      (113,211)
    Equity and other investments                                                 (1,018)        (1,060)
   Change in policy loans                                                           (53)          (289)
   Taxes paid on capital gains and losses                                         2,153            247
------------------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) BY INVESTMENTS                                          35,514       (173,788)

FINANCING  AND MISCELLANEOUS ACTIVITIES
   Redemption of redeemable preferred stock                                     (27,200)       (13,800)
   Other uses                                                                    (6,486)       (27,665)
------------------------------------------------------------------------------------------------------
NET CASH USED BY FINANCING AND MISCELLANEOUS                                    (33,686)       (41,465)

------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH  AND SHORT-TERM INVESTMENTS                      14,028        (14,654)

CASH AND SHORT-TERM INVESTMENTS - BEGINNING OF YEAR                               7,190         21,844
------------------------------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS - END OF YEAR                                 $  21,218      $   7,190
======================================================================================================


See accompanying Notes.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE A

Nature of Operations. Canada Life Insurance Company of America (CLICA or the Company) was incorporated on April 12, 1988 in the State of Michigan and is a wholly-owned subsidiary of The Canada Life Assurance Company (CLA), a stock life and accident and health insurance company. The Company's business consists primarily of group and individual annuity policies assumed from CLA. The Company's direct business consists of individual variable annuity and institutional investment products. The Company is licensed to sell its products in 49 states and the District of Columbia; however, its primary markets are California, Illinois, Arkansas, Missouri and Georgia. The Company's variable annuity products are sold by agents who are licensed and registered representatives of the Company's subsidiary, Canada Life of America Financial Services, Inc. as well as other independent agents.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NOTE B

Accounting Practices and Basis of Presentation. The accompanying financial statements have been prepared in accordance with accounting practices prescribed or permitted by the Office of Financial and Insurance Services for the State of Michigan, which practices differ from generally accepted accounting principles.

Effective January 1, 2001, the State of Michigan required that insurance companies domiciled in the State of Michigan prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual - Version effective January 1, 2001 subject to any deviations prescribed or permitted by the State of Michigan Insurance Commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual - Version effective January 1, 2001 are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

As a result of these changes, the Company reported a change of accounting principle, as an increase to unassigned surplus, of $4,001,000 as of January 1, 2001. Included in this total adjustment is an increase in unassigned surplus of $1,715,000 related to deferred tax assets, a decrease in unassigned surplus of $1,068,000 related to bond impairments and an increase in unassigned surplus of $3,354,000 related to interest rate swaps.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE B
Accounting Practices and Basis of Presentation (continued).

The statutory accounting practices (SAP) followed by the Company differ from accounting principles generally accepted in the United States (GAAP) primarily as follows:

- Investments: For SAP, all fixed maturities are reported at amortized cost less write-downs for certain temporary and other-than-temporary impairments. For SAP, the fair values of bonds and stocks are based on values specified by the NAIC versus a quoted or estimated fair value as required for GAAP.

     For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a component of shareholder's equity for those designated as available-for-sale.

     Credit tenant loans are classified as bonds for SAP and would be considered mortgage loans for GAAP.

     Changes between cost and admitted asset amounts of investment real estate are credited or charged directly to unassigned surplus rather than to income as would be the case for GAAP.

     Realized gains and losses on investments for SAP are reported in income, net of tax. Under GAAP, realized capital gains and losses would be reported in the income statement on a pre tax basis in the period the asset is sold.

     An interest maintenance reserve (IMR) is established under SAP and serves to defer the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. The deferred gains and losses are amortized into investment income over the remaining period to maturity based on groupings of individual investments sold in one to ten-year time periods. Under GAAP, realized capital gains and losses would be reported in the income statement on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

     Under SAP, an asset valuation reserve (AVR) is established and represents a provision for market and credit based fluctuations in the statement value of invested assets. It is determined by an NAIC prescribed formula and is reported as a liability rather than as a reduction in the cost basis of the investment. The change in the AVR flows directly through unassigned surplus. Under GAAP the cost basis of the investments would be reduced when there has been a decline in value deemed other-than-temporary, in which case the decline would be charged to earnings.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE B
Accounting Practices and Basis of Presentation (continued).


     Valuation allowances, if necessary, are established for mortgage loans based on (1) the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments and (2) a reduction to a maximum percentage of 75% of the most recently appraised value of the underlying real estate, exclusive of insured, guaranteed or purchase money mortgages. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts due (both principal and interest) according to the contractual terms of the loan agreement. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus for SAP, rather than being included as a component of earnings as would be required for GAAP.

- Policy Acquisition Costs: For SAP, the cost of acquiring and renewing business are expensed when incurred. Under GAAP, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

- Nonadmitted Assets: Certain assets designated as "nonadmitted", principally software development costs, past due agents' balances and deferred tax assets that will not be realized within one year of the balance sheet date, would be included in GAAP assets but are excluded from the SAP balance sheets with changes therein credited or charged directly to unassigned surplus.

- Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

- Recognition of Premiums: For SAP, revenues for annuity policies with mortality or morbidity risk consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to the liability for policy reserves without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

- Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                   CANADA LIFE INSURANCE COMPANY OF AMERICA
                   NOTES TO STATUTORY FINANCIAL STATEMENTS
                              DECEMBER 31, 2002


NOTE B
Accounting Practices and Basis of Presentation (continued).


- Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. For SAP, commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

- Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

- Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required for GAAP.

- Statements of Cash Flows: Cash and short term investments in the statement of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

- Investments: Bonds, mortgage loans, common stocks, preferred stocks, real estate, policy loans, short-term investments and derivative instruments are stated at values prescribed by the NAIC, as follows:

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE B
Accounting Practices and Basis of Presentation (continued).

     Bonds not backed by other loans, loan-backed bonds and structured securities are stated at amortized cost using the constant yield method except those with an NAIC designation of 6, which are stated at the lower of amortized cost or fair value. These securities are revalued for significant changes in the prepayment assumptions using the retrospective method.

     Canada Life of America Financial Services, Inc. and CL Capital Management, Inc. are wholly-owned subsidiaries. The Company values its subsidiaries in accordance with Part 8, Section 3 (b) of the Purposes and Procedures manual of the Securities Valuation Office of the NAIC.

     Mortgage loans on real estate are stated at amortized cost using the straight-line method.

     Common stocks are stated at market value, except that investments in the stocks of uncombined subsidiaries and affiliates in which the Company has an interest of 20% or more are carried on the equity basis.

     Preferred stocks are carried at actual cost.

     Investments in real estate or property acquired in satisfaction of debt are carried at depreciated cost less encumbrances.

     Policy loans are carried at the aggregate unpaid principal balance.

     Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying values reported in the balance sheet are at amortized cost which approximates fair value.

     All derivatives are stated at fair value with the change in fair value recognized in the Statements of Operations.

- Premiums and Annuity Considerations: Premium revenues are recognized when due for other than annuities, which are recognized when received.

- Separate Accounts: Separate Accounts are maintained to receive and invest premium payments under individual variable annuity and variable universal life policies issued by the Company. The assets and liabilities of the Separate Account are clearly identifiable and distinguishable from other assets and liabilities of the Company. The contractholder bears the investment risk. Separate Account assets are reported at fair value. The operations of the Separate Account are not included in the accompanying financial statements.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE B
Accounting Practices and Basis of Presentation (continued).


- Life Insurance and Annuity Reserves: All policies, except variable universal life and variable annuity products, were acquired through coinsurance reinsurance agreements with CLA. The reserves established meet the requirements of the Insurance Law and Regulations of the State of Michigan and are consistent with the reserving practices of CLA.

     Some policies promise a surrender value in excess of the reserve as legally computed. This excess is calculated on a policy by policy basis.

     Policies issued at premiums corresponding to ages higher than the true ages are valued at the rated-up ages. For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is 45% of the gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated at the excess of the reserve based on rated mortality over that of standard mortality.

     At the end of 2002 and 2001, the Company had no insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Michigan. The tabular interest and tabular cost have been determined from the basic data for the calculation of policy reserves. The tabular less actual reserve released and the tabular interest on funds not involving life contingencies have been determined by formula. Other increases are insignificant and relate to the Company valuing the deferred acquisition costs and/or back-end charges in connection with the variable annuity.

     All sub-standard annuities other than structured settlements are valued at their true ages, while structured settlements are valued using constant addition to the mortality rate at their true ages.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE B
Accounting Practices and Basis of Presentation (continued).

     The Company has sold variable annuity contracts containing a dollar-for-dollar withdrawal provision, which provides for a reduction in the guaranteed minimum death benefit (GMDB) on a dollar-for-dollar basis when a partial withdrawal occurs. Currently there is ambiguity as to the correct interpretation of Actuarial Guideline XXXIII, "Determining CARVM Reserves for Annuity Contracts with Elective Benefits" (AG XXXIII) and Actuarial Guideline XXXIV, "Variable Annuity Minimum Guaranteed Death Benefit Reserves" (AG XXXIV) as to the appropriate application of these guidelines in determining the reserves for these products. In calculating the policy liability reserves for these variable annuity contracts, the Company does not consider the benefit streams where all policyholders take the maximum partial withdrawal under these policies while maintaining the GMDB.

     At the time of issuance of these financial statements, the Michigan Insurance Department, which is ultimately responsible for determining the appropriate reserving methods for the statutory financial statements of Michigan domiciled insurance companies, has acknowledged the inherent ambiguity and controversy as to the correct interpretation of AG XXXIII and AG XXXIV with respect to GMDB benefit reserves required for variable annuity contracts containing dollar-for-dollar withdrawal provisions. As a result, the Michigan Insurance Department has allowed the Company to continue to follow its current method of reserving for these variable annuity contracts until such time that guidance is issued that clarifies the ambiguity between AG XXXIII and AG XXXIV. If the Company had provided additional reserves through the use of the maximum partial withdrawal scenarios of AG XXXIII as of December 31, 2002, assuming no change to the opening reserve balance, policy liability reserves would have increased by approximately $30 million and surplus would have decreased by approximately $30 million.

- Federal Income Tax: Federal income taxes are provided based on an estimate of the amount currently payable which may not bear a normal relationship to pretax income because of timing and other differences in the calculation of taxable income.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE C
Investments.

The fair value for fixed maturities is based on values specified by the NAIC. In cases where NAIC prices are not available, fair values are based on estimates using values obtained from independent pricing services, or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The NAIC does not specify fair values for mortgage/asset-backed bonds, therefore carrying value approximates fair value. The carrying value and the fair value of investments in bonds are summarized as follows (in thousands of dollars):

                                                             DECEMBER 31, 2002
                                           ---------------------------------------------------------
                                                              GROSS         GROSS
                                             CARRYING      UNREALIZED     UNREALIZED        FAIR
                                              VALUE           GAINS        LOSSES           VALUE
----------------------------------------------------------------------------------------------------

U. S. GOVERNMENT OBLIGATIONS               $  155,781       $37,193       $     --        $  192,974
ALL OTHER CORPORATE BONDS                     802,422        36,707        (13,462)          825,667
PUBLIC UTILITIES                               80,959         2,891            (91)           83,759
MORTGAGE/ASSET-BACKED SECURITIES              178,010           518             --           178,528
FOREIGN SECURITIES                            244,458        15,176            (16)          259,618
----------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                     $1,461,630       $92,485       $(13,569)       $1,540,546
====================================================================================================

                                                             DECEMBER 31, 2001
                                           ---------------------------------------------------------
                                                              GROSS         GROSS
                                             CARRYING      UNREALIZED     UNREALIZED        FAIR
                                              VALUE           GAINS        LOSSES           VALUE
----------------------------------------------------------------------------------------------------

U. S. government obligations               $  143,946       $23,301       $   (362)       $  166,885
All other corporate bonds                     822,221        15,062        (11,155)          826,128
Public utilities                               66,629           870           (279)           67,220
Mortgage/Asset-backed
  Securities                                  193,845            --             --           193,845
Foreign securities                            238,715         7,159           (329)          245,545
----------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                     $1,465,356       $46,392       $(12,125)       $1,499,623
====================================================================================================

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE C
Investments (continued).

The carrying value and fair value of fixed maturity investments at December 31, 2002 by contractual maturity are shown below (in thousands of dollars). Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. In addition, Company requirements may result in sales before maturity.

                                                   CARRYING VALUE    FAIR VALUE
-------------------------------------------------------------------------------

IN 2003                                             $   65,981       $   66,393
IN 2004 - 2007                                         259,503          265,207
IN 2008 - 2012                                         186,195          186,442
2013 AND AFTER                                         771,941          843,976
MORTGAGE/ASSET-BACKED SECURITIES                       178,010          178,528
-------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                              $1,461,630       $1,540,546
===============================================================================

At December 31, 2002, and 2001, bonds with an admitted asset value of $4,635,000 and $4,671,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Proceeds from the sales and maturities of investments in debt securities during 2002 and 2001 were $418,777,000 and $384,704,000; gross gains of $13,499,000 and
$6,210,000, and gross losses of $9,235,000 and $7,271,000 were realized on those sales, respectively.

Information on mortgage loans at December 31 is as follows (in thousands of dollars):

                                                      2002               2001
--------------------------------------------------------------------------------

Impaired loans                                      $  3,306           $  1,898
Non-impaired loans                                   898,611            917,452
--------------------------------------------------------------------------------
Total mortgage loans                                $901,917           $919,350
================================================================================

There was no income accrued or received on impaired loans in 2002 or 2001.

The maximum and minimum lending rates for commercial mortgage loans in 2002 were 10.25% and 5.65%, respectively. Fire insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. During 2002, the Company did not reduce interest rates on any outstanding mortgage loan. Mortgages held by the Company on which interest was more than 180 days overdue were $1,883,000 and $1,898,000 at December 31, 2002 and 2001,
respectively.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE C
Investments (continued).

The mortgage loans are typically collateralized by the related properties and the loan-to-value ratios at the date of loan origination generally do not exceed 75%. The Company's exposure to credit loss in the event of non-performance by the borrowers, assuming that the associated collateral proved to be of no value, is represented by the outstanding principal and accrued interest balances of the respective loans. Non-admitted mortgage loans decreased $1,350,000 in 2002 and increased $1,369,000 in 2001. At December 31, 2002 and 2001 the Company held no mortgages with prior outstanding liens.

The Company reported no accumulated depreciation on investment real estate as of December 31, 2002.

Major categories of CLICA's net investment income for years ended December 31 are summarized as follows (in thousands of dollars):

                                                            2002          2001
-------------------------------------------------------------------------------
Income:
  Fixed maturities                                       $110,516      $105,834
  Equity securities                                           212           216
  Mortgage loans                                           84,760        82,865
  Real estate                                                  77            73
  Short-term investments                                      317         1,195
  Derivatives                                               2,566           994
  Policy loans                                                 20             1
  Amortization of IMR                                       1,053           416
  Other income                                                282           258
-------------------------------------------------------------------------------
Total investment income                                   199,803       191,852
  Less: investment expenses                                 2,509         2,918
        bank deposit - interest expense                        (6)           26
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    $197,300      $188,908
================================================================================

The Company's policy is to exclude due and accrued income from investment income on mortgage loans in foreclosure or delinquent more than ninety days and on bonds where the collection of income is uncertain. The total amount excluded as of December 31, 2002 and 2001 was $0 and $1,934,000, respectively.

CLICA uses the grouped method of computing the IMR amortization for interest-related gains and losses arising from the sale of fixed income investments. The method is unchanged from prior years.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE C
Investments (continued).

Realized capital gains (losses) for years ended December 31 are reported net of federal income taxes and amounts transferred to the IMR and are summarized as follows (in thousands of dollars):

                                                           2002        2001
-----------------------------------------------------------------------------
Fixed maturities:
  Gross gains                                           $ 13,499     $  6,210
  Gross losses                                           (16,034)     (11,508)
                                                        ---------------------
    Total fixed maturities                                (2,535)      (5,298)
Equity securities:
  Gross gains                                                  4          118
  Gross losses                                            (6,140)        (278)
                                                        ---------------------
    Total equity securities                               (6,136)        (160)
Mortgage loans                                                --         (725)
Derivative instruments                                      (457)      (1,751)
                                                        ---------------------
                                                          (9,128)      (7,934)
Income tax benefit                                           283          681
Transfer to IMR                                           (2,796)       2,338
-----------------------------------------------------------------------------
NET REALIZED CAPITAL LOSSES                             $(11,641)    $ (4,915)
=============================================================================

Realized capital losses include $12,108,000 and $4,237,000 related to securities that have experienced other-than-temporary decline in value in 2002 and 2001, respectively.

Unrealized capital gains and losses for equity securities are recorded directly to surplus. The change in the unrealized gains and losses on equity securities was $2,198,000 and $(2,605,000) for the years ended December 31, 2002 and 2001, respectively. The accumulated gross unrealized gains and losses on unaffiliated equity securities at December 31 are as follows (in thousands of dollars):

                                                            2002         2001
------------------------------------------------------------------------------
Accumulated gross unrealized gains                         $ 6,176     $ 1,833
Accumulated gross unrealized losses                         (6,680)     (4,535)
------------------------------------------------------------------------------
Net unrealized losses                                      $  (504)    $(2,702)
==============================================================================

Market Risk: The Company confines its use of derivative products to the following derivative products: currency forwards, futures, options, swaps, caps and floors. The Company transacted only in futures and swaps during the current year, and these are the only derivative instruments that are open at December 31 of the current year.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE C
Investments (continued).

Futures: Financial futures are exchange-traded contracts that settle at a future date and are used by the Company as a tool to manage interest rate risk. The price volatility of these contracts is based on sensitivity to interest rate changes over time. The use of futures exposes the Company to minimal credit risk because trades are effected through a regulated exchange and positions are marked to market on a daily basis. The Company is required to put up collateral for any futures contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently utilizes US Treasury bills to satisfy this collateral requirement.

Strategies that the Company is engaging in or has employed in the past are:

-    Purchase of futures to hedge new business annuity commitments

- Sale of futures where the Company commits to final asset pricing without a liability commitment

- Purchase or sale of futures to move the Company's asset duration and convexity in line with its liabilities

- Purchase or sale of futures as a cost-efficient alternative to a cash transaction involving conventional fixed income investments for reasons of market liquidity, or in circumstances where a conventional transaction would force the realization of large capital gains or losses.

The Company recognized no gains or losses during 2002 resulting from derivatives that no longer qualify for hedge accounting.

Futures are marked-to-market daily, and gains and losses are recognized in current earnings. The notional value at December 31, 2002 for all open futures was $206,639,000.

Swaps: Swaps are over-the-counter contracts that arrange for the exchange of cash flows at specified intervals. The Company uses swaps to hedge currency risk and interest rate risk of its bonds and mortgages. The Company is exposed to credit risk by the potential for a swap counterparty to fail to meet its obligations under the contract. The Company mitigates credit risk by limiting its acceptable counterparties to those with a minimum credit rating of AA-, as defined by Standard & Poor's.

Strategies that the Company is engaging in or has employed in the past are:

- Currency swap transactions whereby cash flows of foreign paying securities are exchanged for US currency equivalents

- Interest rate swap transactions, generally exchanging the difference between fixed-rate and floating-rate interest amounts, in order to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE C
Investments (continued).

Swaps are carried at fair value, with the change in fair value recognized in current earnings. The notional value at December 31, 2002 for all open swaps was $15,000,000.

NOTE D

Concentration of Credit Risk. At December 31, 2002, CLICA held unrated or less-than-investment grade corporate bonds with a carrying value of $156,383,000 and an aggregate fair value of $142,629,000. These holdings amounted to 10.7% of the bond portfolio and 5.2% of CLICA's total admitted assets. The portfolio is well diversified by industry.

CLICA's mortgage portfolio is well diversified by region and property type with 16.0% in California (book value - $144,174,000), 12.0% in New York (book value - $108,339,000), 11.6% in Ohio (book value - $104,248,000), 10.4% in Michigan
(book value - $93,335,000) and with investments in the remainder of the states less than 10%. The investments consist of first mortgage liens. Significant outstanding balances on individual properties include $16,052,000 on an apartment property in Pennsylvania and $11,505,000 on an apartment property in New York. All other mortgage loans have outstanding principal of less than $10,000,000.

NOTE E
Federal Income Taxes.

The main components of the deferred tax balance are as follows (in thousands of dollars):




DEFERRED TAX ASSETS                                           2002      2001
                                                            -------    -------

    Life & A&H Reserves, and Deposit Fund Liabilities       $14,893     21,923
    Invested Assets                                           6,028      4,171
    Deferred Acquisition Costs                                1,771        748
    Other Expenses                                               95        241
                                                            -------    -------
        Total deferred tax assets                            22,787     27,083
    Less: non-admitted deferred tax assets                   20,251     25,368
                                                            -------    -------
        Admitted deferred tax assets                          2,536      1,715
                                                            -------    -------
DEFERRED TAX LIABILITIES

    Derivatives                                               1,452         --
    Accrued Dividends - common stock                              4          4
    Other                                                         2         --
                                                            -------    -------
       Total deferred tax liabilities                         1,458          4
------------------------------------------------------------------------------
    Net admitted deferred tax asset                         $ 1,078    $ 1,711
==============================================================================


During 2002 the non-admitted deferred tax asset decreased by $5,117,000 to $20,251,000.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE E
Federal Income Taxes (continued)

The changes in the main components of DTAs and DTLs are as follows (in thousands of dollars):

                                           DEC 31, 2002   DEC 31, 2001      CHANGE
                                           ----------------------------------------

Total deferred tax assets                    $22,787          27,083       $(4,296)
Total deferred tax liabilities                 1,458               4         1,454
                                           ---------------------------------------
Net deferred tax asset (liability)           $21,329        $ 27,079        (5,750)
                                           =========================
Change in tax effect of unrealized
  Gains (losses)                                                             3,123
                                                                           -------
Change in net deferred income tax                                          $(2,627)
                                                                           =======

The Company's income tax expense and change in deferred taxes differs from the amount obtained by applying the federal statutory rate of 35% to net gain from operations. The significant differences are as follows (in thousands of dollars):

                                                      ---------------------------
                                                       YEAR ENDED     YEAR ENDED
                                                      DEC 31, 2002   DEC 31, 2001
                                                      ---------------------------

Provision computed at statutory rate of 35% on
  Operating income and capital gains                    $ 3,807        $ 5,557
Amortization of IMR                                        (369)          (146)
Dividend Received Deductions                                 (3)           (11)
Deferred Tax related True-up Items                        1,738          2,096
Other                                                       (17)          (437)
                                                        -------        -------
   Total incurred taxes                                 $ 5,156        $ 7,059
                                                        =======        =======

Federal income taxes incurred on operating income       $ 2,812        $ 8,464
Federal income tax benefit on capital losses               (283)          (681)
Change in net deferred income taxes                       2,627           (724)
                                                        -------        -------
   Total incurred taxes                                 $ 5,156        $ 7,059
                                                        =======        =======

At December 31, 2002 and 2001, current federal income taxes receivable (payable) were $4,645,000 and $(1,351,000), respectively.

At December 31, 2002 the Company had $0 of operating loss carry forwards.

Income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses are $5,821,000, $6,864,000 and $12,634,000 for 2002, 2001 and 2000, respectively.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE F
Reinsurance. Various reinsurance agreements exist between the Company and CLA. The effect of the agreements is to have the Company assume certain existing and future insurance and annuity business of CLA. Except for variable universal life policies, variable annuity contracts and institutional investment products issued, all premiums for insurance and annuity considerations and benefit expenses recorded for the years ended December 31, 2002 and 2001 were the result of the coinsurance agreements. Additionally, the Company maintains a funds withheld coinsurance treaty under which certain annuity risks are ceded to Crown Life Insurance Company of Canada, a modified coinsurance treaty whereby certain variable universal life insurance risks are ceded to First Allmerica Financial Life Insurance Company and yearly renewable term treaties with several reinsurers.

At December 31, 2002 and 2001 the payable to reinsurers under these agreements, is as follows (in thousands of dollars):

                                                            2002        2001
-----------------------------------------------------------------------------

CLA                                                        $3,040     $10,102
First Allmerica Financial Life Insurance Company             (226)        207
                                                           ------------------
Total reinsurance balances                                 $2,814     $10,309
                                                           ==================

The effect of reinsurance on premiums and annuity considerations earned for years ended December 31 follow (in thousands of dollars):

                                                        2002           2001
--------------------------------------------------------------------------------
Direct premiums                                         $ 169,376       $ 71,861
Premiums assumed from CLA                                 133,993        273,829
Premiums ceded                                             (1,127)       (2,795)
--------------------------------------------------------------------------------
Net premiums and annuity considerations                 $ 302,242      $ 342,895
================================================================================

NOTE G
Related Party Transactions. In addition to the coinsurance agreements mentioned above, CLA has a cost allocation arrangement based on generally accepted accounting principles with CLICA. For the years ended December 31, 2002 and 2001, these allocated costs amounted to $14,068,000 and $12,662,000, respectively.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE G
Related Party Transactions (continued).

At December 31, 2002 and 2001, the amounts receivable and payable to CLA and affiliates, which include outstanding administrative expenses, are as follows (in thousands of dollars):

                                                          2002         2001
============================================================================

Total Receivable                                        $   307      $    43
Total Payable                                            (5,161)      (4,042)
----------------------------------------------------------------------------
Net Payable                                             $(4,854)     $(3,999)
============================================================================

NOTE H
Separate Accounts. The Company's non-guaranteed separate accounts represent funds invested in variable annuity and variable universal life policies issued by the Company. The assets of these funds are invested in shares of nine unaffiliated management investment companies.

Premiums or deposits for years ended December 31, 2002 and 2001 were $158,772,000 and $60,864,000, respectively. Total reserves were $421,653,000 and
$491,717,000 at December 31, 2002 and 2001, respectively. All reserves were subject to discretionary withdrawal, at fair value, with a surrender charge of up to 6%.

A reconciliation of the amounts transferred to and from the Separate Accounts for years ended December 31 is presented below (in thousands of dollars):

                                                                         2002          2001
-------------------------------------------------------------------------------------------
Transfers as reported in the Summary of Operations of the
  Separate Accounts statement:
   Transfers to Separate Accounts                                   $ 158,772      $ 60,864
   Transfers from Separate Accounts                                  (117,874)      (64,083)
-------------------------------------------------------------------------------------------
Net transfers to (from) Separate Accounts                              40,898        (3,219)
Reconciling adjustments:
   Net policyholder transactions                                         (311)        2,010
-------------------------------------------------------------------------------------------
Transfers as reported in the Statements of Operations               $  40,587      $ (1,209)
===========================================================================================

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE I
Annuity Reserves and Deposit Fund Liabilities. CLICA's withdrawal characteristics for annuity reserves and deposit fund liabilities at December 31 are summarized as follows (in thousands of dollars):

                                                     AMOUNT                   PERCENT OF TOTAL
                                            -------------------------       --------------------
                                                 2002           2001          2002         2001
------------------------------------------------------------------------------------------------
Subject to discretionary withdrawal:
  With market value adjustment                $173,638      $ 231,026         7.7%        10.3%
  At book value less surrender charge of
    5% or more                                 162,770        157,100         7.2%         7.0%
------------------------------------------------------------------------------------------------
Subtotal                                       336,408        388,126        14.9%        17.3%
Subject to discretionary withdrawal
  without adjustment at book value
  (minimal or no charge or adjustment)         105,566        118,592         4.7%         5.3%
Not subject to discretionary withdrawal      1,480,095      1,496,367        65.7%        66.8%
Structured settlement                          330,434        235,862        14.7%        10.6%
------------------------------------------------------------------------------------------------
Total (gross)                                2,252,503      2,238,947       100.0%       100.0%
Less: reinsurance ceded                          3,308          2,800
                                            -------------------------
Net annuity reserves and deposit fund
  liabilities                               $2,249,195     $2,236,147
                                            =========================


A reconciliation to the Life & Accident & Health Annual Statement net annuity reserves and deposit fund liabilities at December 31, 2002 is as follows (in thousands of dollars):

Exhibit 5, Section B, Total (net)                                       $ 1,707,491
Exhibit 5, Section C, Total (net)                                            19,086
Exhibit 5, Section G, Total Lines 070001,070002 and 070004
                                                                             19,917
Exhibit 7, Column 1, Line 14                                                501,631
Exhibit 8, Part 1, Column 4, Line 3.4                                         1,070
                                                                        ------------
Total                                                                   $ 2,249,195
                                                                        ============

NOTE J
Capital and Surplus. The Company has two classes of capital stock: redeemable preferred stock ($10.00 par value) and common stock ($10.00 par value), ranked in order of liquidation preference. The preferred shares have no interest rate assigned and are non-voting. During 2002, the Company redeemed all remaining issued preferred shares at a redemption price of $10.00 per share.

Under applicable Michigan insurance law, the Company is required to maintain unimpaired capital and surplus of $7,000,000 and additional unimpaired surplus of $500,000. At December 31, 2002, unimpaired capital and surplus was $136,869,000.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                    NOTES TO STATUTORY FINANCIAL STATEMENTS
                               DECEMBER 31, 2002


NOTE J
Capital and Surplus (continued).

The maximum amount of dividends which can be paid, by insurance companies domiciled in the State of Michigan, to shareholders without prior approval of the Insurance Commissioner is limited to an amount which (together with any other dividends or distributions made within the preceding 12 months) does not exceed the lesser of: (i) the insurer's earned surplus (excluding surplus arising from unrealized capital gains); or (ii) the greater of (a) 10% of the insurer's surplus or (b) its net gain from operations for the preceding year ended December 31. Statutory surplus at December 31, 2002 was $131,869,000. The maximum dividend payout which may be made without prior approval in 2003 is $0. Dividends are non-cumulative.

At December 31, 2002, the Company's capital and surplus exceeded the NAIC's "Risk Based Capital" requirements for life and health companies.

NOTE K
Fair Value of Financial Instruments. The fair value of certain financial instruments along with their corresponding carrying values at December 31 follow (in thousands of dollars). As the fair value of all the Company's assets and liabilities is not presented, this information in the aggregate does not represent the underlying value of the Company.

                                              2002                           2001
                                     ---------------------------   ----------------------------
                                        FAIR         CARRYING           FAIR         CARRYING      VALUATION
                                        VALUE          VALUE           VALUE           VALUE         METHOD
------------------------------------------------------------------------------------------------------------

Financial Assets
----------------
   Bonds                             $1,540,546     $1,461,630       $1,499,622     $1,465,356          1
   Common & preferred stocks
      excluding investment in
      subsidiaries
                                         11,496         11,496           15,093         15,093          2
   Mortgage loans                     1,056,868        901,917        1,015,493        919,350          3
   Interest rate swaps                    5,016          5,016            3,647          3,647          4
   Futures                                  877            877            2,759          2,759          4

Financial Liabilities
---------------------
   Investment -type
      Insurance contracts               456,560        429,450          504,969        495,195          5


1. The fair value for fixed maturities is based on values specified by the NAIC. In cases where NAIC prices are not available, fair values are based on estimates using values obtained from independent pricing services, or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

                   CANADA LIFE INSURANCE COMPANY OF AMERICA
                   NOTES TO STATUTORY FINANCIAL STATEMENTS
                              DECEMBER 31, 2002


NOTE K
Fair Value of Financial Instruments (continued).


2. Fair values are based on publicly quoted market prices at the close of trading on the last business day of the year.

3. Fair values are estimated using discounted cash flow analysis based on interest rates currently being offered for similar credit ratings.

4. Fair values for future contracts and interest rate swaps that have not settled are based on current settlement values.

5. Fair values for liabilities under investment-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

NOTE L
Transfer and Servicing of Financial Assets.

The Company lends its own securities to increase portfolio returns. Lending activities are covered by the Company's Investment Policy: borrowers must be approved by the Company, standards for collateral must be met, and aggregate collateral value must be maintained at a minimum of 102% of the fair value of the securities loaned. Securities on loan at December 31, 2002, amounted to $135,983,000 aggregated as follows (in thousands of dollars):


           Securities Description                                  FAIR VALUE
           ----------------------                                  ----------

      US treasury bills                                             $  6,600
      US treasury bond strips                                         20,709
      US treasury bonds                                               17,369
      US treasury notes                                               33,499
      Other than US Treasury Securities                               57,806
                                                                    --------
      Grand Total                                                   $135,983
                                                                    ========


The Company has no servicing assets or liabilities.

NOTE M
Contingencies. The Company has been named in various pending legal proceedings considered to be ordinary routine litigation incidental to the business of the Company. The Company believes contingent liabilities arising from litigation, income taxes and other matters will not have a material adverse effect on the Company's future results of operations or financial position.

                   CANADA LIFE INSURANCE COMPANY OF AMERICA
                   NOTES TO STATUTORY FINANCIAL STATEMENTS
                              DECEMBER 31, 2002


NOTE N

Events Subsequent. On February 17, 2003, the Board of Directors of the Company's ultimate parent, Canada Life Financial Corporation, issued a recommendation to its common shareholders to accept an offer for $7.1 billion (Canadian dollars) made on February 17, 2003 by Great-West Lifeco Inc. to acquire all the outstanding common shares of Canada Life Financial Corporation. It is not possible to project the outcome of the offer nor the impact on the Company's future results.

                                     PART C

                                OTHER INFORMATION

Item 27.     Exhibits

(a)   Board of Directors Resolutions.

     (1) Resolutions of the Board of Directors of Canada Life Insurance Company of America (CLICA) authorizing establishment of the Variable
         Account (3)

(b)   Custodian Agreements.  Not applicable.

(c)   Underwriting Contracts.

     (1) Form of Distribution Agreement (6)

     (2) Form of Selling Agreement (6)

     (3) Form of Amendment to Selling Agreement (12)

(d)   Contracts.

     (1) Contract (6)

     (2) Form of Accelerated Death Benefit (6)

     (3) Form of Guaranteed Death Benefit Rider (6)

     (4) Form of Disability Waiver of Payment Rider (6)

     (5) Form of Other Insured Term Insurance Rider (6)

     (6) Form of Term Life Insurance Rider (6)

     (7) Form of Endorsement for Death Benefit Calculation (13)

(e)   Applications.

     (1) Contract Application (12)

(f)   Depositor's Certificate of Incorporation and By-Laws.

     (1) Certificate of Incorporation of CLICA (1)

     (2) By-Laws of CLICA (1)

(g)   Reinsurance Contracts. (12)

(h)   Participation Agreements.


     (1) Participation Agreement Among Montgomery Funds III, Montgomery Asset Management, L.P. and Canada Life Insurance Company of America (1)

     (2) Participation Agreement Between Fred Alger and Company, Inc. and Canada Life Insurance Company of America (1)

     (3) Form of Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Canada Life Insurance Company of America (2)

     (4) Form of Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Canada Life Insurance Company of America (2)

     (5) Form of Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Canada Life Insurance Company of America (2)

     (6) Form of Participation Agreement Between Canada Life Insurance Company of America and The Dreyfus Socially Responsible Growth Fund, Inc. (2)

      (7) Form of Participation Agreement Between Canada Life Insurance Company of America and Dreyfus Variable Investment Fund (2)

      (8) Amendment to the Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Canada Life Insurance Company of America (2)

      (9) Amendment to the Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Canada Life Insurance Company of America (2)

     (10) Amendment to the Participation Agreement By and Among Canada Life Insurance Company of America and Montgomery Funds III and Montgomery Asset Management, L.P. (2)

     (11) Form of Participation Agreement By and Between Canada Life Insurance Company of America and Goldman Sachs, Inc. (4)

     (12) Amendment to the Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Canada Life Insurance Company of America (5)

     (13) Amendment to the Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Canada Life Insurance Company of America (5)

     (14) Amendment to the Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Canada Life Insurance Company of America (5)

     (15) Amendment to Buy-Sell Agreement By and Among Seligman Portfolios, Inc., J. & W. Seligman & Co. Incorporated and Canada Life Insurance Company of America (7)

     (16) Participation Agreement Among Canada Life Insurance Company of America, ProFunds and ProFunds Advisor LLC (8)

     (17) Amendment to the Participation Agreement Among Canada Life Insurance Company of America and Dreyfus Variable Investment Fund, and The Dreyfus Socially Responsible Growth Fund, Inc. (11)

     (18) Participation Agreement Among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation, Levco Series Trust, Levco Securities Inc., John A. Levin & Co., Inc., and Canada Life Insurance Company Of America (9)

     (19) Amendment to the Participation Agreement Among The Alger American Fund, Canada Life Insurance Company of America and Fred Alger & Company, Incorporated (11)

     (20) Amendment No. 3 to the Participation Agreement Among Goldman Sachs Variable Insurance Trust, Goldman, Sachs, & Co., and Canada Life Insurance Company of America (12)

     (21) Form of Participation Agreement Between Canada Life Insurance Company of America and J.&W. Seligman & Co. Incorporated (12)

     (22) Participation Agreement Between Janus Aspen Series (Institutional Shares) and Canada Life Insurance Company of America (12)

     (23) Participation Agreement Between Janus Aspen Series (Service Shares) and Canada Life Insurance Company of America (12)

     (24) Amendment to the Participation Agreement Among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation, Levco Series Trust, Levco Securities Inc., John A. Levin & Co., Inc., and Canada Life Insurance Company Of America (12)


     (25) Amendment to the Participation Agreement Among Canada Life Insurance Company of America, Pro Funds and Pro Funds Advisor LLC (14)


(i)   Administrative Contracts

(j)   Other Material Contracts. Powers of Attorney for Stephen J. Rulis, Henry
      A. Rachfalowski, and Stephen H. Zimmerman (26) (10)

(k)   Legal Opinion. Opinion and Consent of Craig R. Edwards, Esq. (13)

(l) Actuarial Opinion. Opinion and Consent of Paul R. Myers, FSA, MAAA, Assistant Vice President, Individual Insurance Products (13)

(m)   Calculations. Sample Calculation (13)

(n)   Other Opinions.

     (1) Consent of Sutherland Asbill & Brennan LLP (13)

     (2) Consent of Ernst & Young LLP (13)

(o)   Omitted Financial Statements. No financial statements are omitted from
      Item 24.

(p)   Initial Capital Agreements. Not Applicable

(q) Redeemability Exemption. Description of Canada Life Insurance Company of America's Issuance, Transfer and Redemption Procedures for Policies (6)

----------

(1) Incorporated herein by reference to Post-Effective Amendment No. 13 to the registration statement on Form N-4 (File No. 33-28889), filed on April 20, 1997.

(2) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 (File No. 33-28889), filed on April 30,1998.

(3) Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-90449), filed on November 5, 1999.

(4) Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 33-28889), filed on April 30,1999.

(5) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4 (File No. 33-28889), filed on April 28, 2000.

(6) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-90449), filed on May 3, 2000.

(7) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File No. 33-28889), filed on April 30, 2001.

(8) Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 33-28889), filed on October 23, 2001.

(9) Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 (File No. 33-28889), filed on April 30, 2002.

(10) Incorporated herein by reference to the initial Registration Statement on Form N-6 (File No. 333-100569), filed on October 16, 2002.

(11) Incorporated herein by reference to the initial Registration Statement on Form N-6 (File No. 333-103034), filed on February 7, 2003.


(12) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File No. 333-100569), filed on May 1, 2003.


(13)  Filed herewith.


(14) Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (File No. 33-28889), filed on April
      30, 2003.


Item 28.     Directors and Officers of the Depositor

                          NAME AND
                  PRINCIPAL BUSINESS ADDRESS                   POSITIONS AND OFFICES WITH DEPOSITOR
                  --------------------------                   ------------------------------------
            R. E. Beettam (2)                       President, Director & Chairman of the Board
            S. J. Rulis (2)                         Actuary & Director
            G. A. Petkau (2)                        Financial Vice President & Director
            R. K. MacTavish (2)                     Agency Vice President
            R. A. Siebert (2)                       Group Sales Vice President
            L. M. Flater (2)                        Assistant Vice President - Taxation
            L. L. Ervin (2)                         Assistant Vice President, Controller & Assistant Treasurer


            G. N. Isaac (1)                         Treasurer
            K. T. Ledwos (2)                        Vice President, Fixed Annuities
            C. R. Edwards (2)                       Secretary
            C. H. MacPhaul (2)                      Assistant Secretary
            P. R. Myers (2)                         Illustration Actuary
            F. W. Gram (2)                          Internal Auditor
            S. C. Gile (2)                          Administrative Officer
            J. K. F. Anderson (1)                   Assistant Treasurer
            M. T. Jansen (2)                        Sales Vice President, Variable Distribution
            J. Ebdon (2)                            Administrative Officer
            L. Williams (2)                         Administrative Officer
            R. J. Butterill (1)                     Assistant Treasurer
            K. A. Phelan (1)                        Assistant Treasurer
            C. P. English (1)                       Assistant Treasurer
            R. L. Findley (1)                       Assistant Treasurer
            J. H. Mazur (1)                         Assistant Treasurer
            H. A. Rachfalowski (1)                  Director
            S. H. Zimmerman (3)                     Director

----------
        (1) The business address is 330 University Avenue, Toronto,
             Ontario, Canada M5G 1R8.
        (2) The business address is 6201 Powers Ferry Road, NW, Atlanta, Georgia 30339.
        (3) The business address is 800 Michigan National Tower, Lansing, Michigan 48933.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant

                                                                    PRINCIPAL
                NAME                  PERCENT OF JURISDICTION       VOTING SECURITIES OWNED                   BUSINESS
                ----                  -----------------------       -----------------------                   --------
Canada Life Financial Corporation     Canada                        Publicly held                             Insurance holding
                                                                                                              company


The Canada Life Assurance Company     Canada                        Ownership of all voting securities        Life and Health
                                                                    through Canada Life Financial             Insurance
                                                                    Corporation

Canada Life Insurance Company of      New York                      Ownership of all voting securities        Life and Health
New York                                                            through The Canada Life Assurance         Insurance
                                                                    Company

Adason Properties Limited             Canada                        Ownership of all voting securities        Property Management
                                                                    through The Canada Life Assurance
                                                                    Company



Canada Life Irish Operations Limited  England                       Ownership of all voting securities        Life and Health
                                                                    through Canada Life Limited               Insurance


Canada Life Mortgage Services Ltd.    Canada                        Ownership of all voting securities        Mortgage Portfolios
                                                                    through The Canada Life Assurance
                                                                    Company



CLASSCO Benefit Services Limited      Canada                        Ownership of all voting securities        Administrative
                                                                    through The Canada Life Assurance         Services
                                                                    Company



The Canada Life Assurance Company     Rep. of Ireland               Ownership of all voting securities        Life and Health
of Ireland Limited                                                  through Canada Life Irish Holding         Insurance
                                                                    Company Limited

                                                                    PRINCIPAL
                NAME                  PERCENT OF JURISDICTION       VOTING SECURITIES OWNED                   BUSINESS
                ----                  -----------------------       -----------------------                   --------

F.S.D. Investments Limited            Rep. of Ireland               Ownership of all voting securities        Unit Fund Sales and
                                                                    through Canada Life Assurance (Ireland)   Management
                                                                    Limited


Canada Life Insurance Company of      Michigan                      Ownership of all voting securities        Life and Health
America                                                             through The Canada Life Assurance         Insurance and
                                                                    Company                                   Annuities



Canada Life of America Financial      Georgia                       Ownership of all voting securities        Broker Dealer
Services Inc.                                                       through Canada Life Insurance Company
                                                                    of America



Adason Realty Ltd.                    Canada                        Ownership of all voting securities        Realtor
                                                                    through Adason Properties Limited


Canada Life Pension & Annuities       Rep. of Ireland               Ownership of all voting securities        Life Assurance
(Ireland) Limited                                                   through Canada Life Assurance (Ireland)
                                                                    Limited



CLAI Limited                          Rep. of Ireland               Ownership of all voting securities        Holding, Service,
                                                                    through Canada Life Irish Holding         Management and
                                                                    Company Limited                           Investment Company



Canada Life Assurance (Ireland)       Rep. of Ireland               Ownership of all voting securities        Life Insurance,
Limited                                                             through Canada Life Irish Holding         Pension, and Annuity
                                                                    Company Limited



CL Capital Management, Inc.           Georgia                       Ownership of all voting securities        Investment Advisor
                                                                    through Canada Life Insurance Company
                                                                    of America


Canada Life Capital Corporation Inc.  Canada                        Ownership of all voting securities        External Sources of
                                                                    through The Canada Life Assurance         Capital
                                                                    Company



Canada Life Securing Corporation      Canada                        Ownership of all voting securities        Holding Company
Inc.                                                                through 587443 Ontario, Inc.


The Canada Life Group (U.K.) Limited  England                       Ownership of all voting securities        Holding Company
                                                                    through Canada Life International
                                                                    Holdings Limited


Canada Life Holdings (U.K.) Limited   England                       Ownership of all voting securities        Holding Company
                                                                    through Canada Life (U.K.) Limited


Canada Life Limited                   England                       Ownership of all voting securities        Life and Health
                                                                    through The Canada Life Group (U.K.)      Insurance
                                                                    Limited



Canada Life Insurance Company of      Puerto Rico                   Ownership of all voting securities        Life and Disability
Puerto Rico, Inc.                                                   through Canada Life International         Insurer and Reinsurer
                                                                    Holdings Limited

                                                                    PRINCIPAL
                NAME                  PERCENT OF JURISDICTION       VOTING SECURITIES OWNED                   BUSINESS
                ----                  -----------------------       -----------------------                   --------
Canada Life Securities, Inc.          Canada                        Ownership of all voting securities        Securities Dealer
                                                                    through The Canada Life Assurance
                                                                    Company


Canadian Worksite Marketing Group,    Canada                        Ownership of 50% of voting securities     Managing General
Inc.                                                                through The Canada Life Assurance         Agent
                                                                    Company and 50% of voting securities
                                                                    through CLASSCO Benefit Services Limited


Canada Life Management (U.K.)         England                       Ownership of all voting securities        Unit Trust Sales &
Limited                                                             through Canada Life (U.K.) Limited        Management

Canada Life Group Services (U.K.)     England                       Ownership of all voting securities        Administrative
Limited                                                             through Canada Life (U.K.) Limited        Services


Canada Life Trustee Services (U.K.)   England                       Ownership of all voting securities        Trustee Services
Limited                                                             through The Canada Life Group (U.K.)
                                                                    Limited



587443 Ontario, Inc.                  Canada                        Ownership of all voting securities        Holding Company
                                                                    through The Canada Life Assurance
                                                                    Company


Canada Life International RE LTD.     Canada                        Ownership of all voting securities        Reinsurance Company
                                                                    through Canada Life International
                                                                    Holdings LTD.

Canada Life Ireland Holdings Limited  Ireland                       Ownership of all voting securities        Holding Company
                                                                    through Canada Life Irish Operations
                                                                    Limited

Canada Life (U.K.) Limited            England                       Ownership of all voting securities        Holding Company
                                                                    through Canada Life Limited

Canada Life Services (U.K.) Limited   England                       Ownership of all voting securities        Administrative
                                                                    through Canada Life (U.K.) Limited        Services

Canada Life International Limited     England                       Ownership of all voting securities        Unit Investment
                                                                    through Canada Life (U.K.) Limited        Products

Albany Life Assurance Company         England                       Ownership of all voting securities        Unit Life and
Limited                                                             through Canada Life (U.K.) Limited        Pension Insurance

Canada Life Pension Managers &        England                       Ownership of all voting securities        Trustee Services
Trustees Limited                                                    through Canada Life (U.K.) Limited


Copia Investors Limited               England                       Ownership of all voting securities        Asset Management
                                                                    through The Canada Life Group (U.K.)
                                                                    Limited



Copia Property Limited                England                       Ownership of all voting securities        Property Managers
                                                                    through The Canada Life Group (U.K.)
                                                                    Limited

                                                                    PRINCIPAL
                NAME                  PERCENT OF JURISDICTION       VOTING SECURITIES OWNED                   BUSINESS
                ----                  -----------------------       -----------------------                   --------
Canada Life Fund Managers (U.K.)      England                       Ownership of all voting securities        Fund Manager
Limited                                                             through Canada Life (U.K.) Limited


Canada Life Irish Holding             Ireland                       Ownership of all voting securities        Holding Company
Company Limited                                                     through Canada Life International
                                                                    Holdings LTD.

Canada Life Management Services       Ireland                       Ownership of all voting securities        Management Services
Limited                                                             through Canada Life Irish Holdings
                                                                    Company Limited

Canada Life Assurance Europe Limited  Ireland                       Ownership of all voting securities        Life Assurance and
                                                                    through Canada Life Irish Holding         Pension
                                                                    Company Limited

Setanta Asset Management Limited      Ireland                       Ownership of all voting securities        Asset Management
                                                                    through Canada Life Irish Holding
                                                                    Company Limited

Kanetix Ltd.                          Canada                        Ownership of 98% of voting securities     Distribution Services
                                                                    through The Canada Life Assurance
                                                                    Company

Canada Life Brasil Ltda.              Brazil                        Ownership of all voting securities        Distribution Services
                                                                    through The Canada Life Assurance
                                                                    Company

Canada Life Previdencia E Segures     Brazil                        Ownership of all of voting securities     Distribution Services
S.A.                                                                through Canada Life Brasil Ltda.

Canada Life Financial Distribution    Canada                        Ownership of all voting securities        Distribution Services
Services Inc.                                                       through The Canada Life Assurance
                                                                    Company

Canada Life International Holdings    Canada                        Ownership of all voting securities        Holding Company
LTD.                                                                through Canada Life Capital
                                                                    Corporation, Inc.

Canada Life Capital Trust             Canada                        Ownership of all voting securities        Acquire and hold
                                                                    through The Canada Life Assurance         trust assets
                                                                    Company

The Canada Life Assurance Company     Canada                        Ownership of all voting securities        Reinsurer of all The
of Canada                                                           through The Canada Life Assurance         Canada Life
                                                                    Company                                   Assurance Company's
                                                                                                              Canadian par business

KTX Insurance Solutions LTD           Canada                        Ownership of 99.9997% of voting           Service Company
                                                                    securities through Kanetix LTD

KTX Financial LTD                     Canada                        Ownership of 99.9997% of voting           Finance Company
                                                                    securities through Kanetix LTD

                                                                    PRINCIPAL
                NAME                  PERCENT OF JURISDICTION       VOTING SECURITIES OWNED                   BUSINESS
                ----                  -----------------------       -----------------------                   --------
CL Capital Management (Canada), Inc.  Canada                        Ownership of all voting securities        Mutual Fund
                                                                    through The Canada Life Assurance         management company
                                                                    Company                                   (operation suspended)

Canada Life Reinsurance               Canada                        Ownership of all voting securities        Trading reinsurance
International LTD                                                   through Canada Life International RE      company
                                                                    Limited

4073649 Canada Inc.                   Canada                        Ownership of all voting securities        Holding company.
                                                                    through Canada Life Capital               Carries on no active
                                                                    Corporation, Inc.                         business

Canada Life Finance (U.K.) Limited    England                       Ownership of all voting securities        Finance Company
                                                                    through 4073649 Canada Inc.

CLH International Capital             Hungary                       Ownership of all voting securities        Offshore financial
Management Hungary Limited                                          through 4073649 Canada Inc.               company.
Liability Company                                                                                             Inter-company
                                                                                                              funding only.

CLFIS (U.K.) Limited                  England                       Ownership of all voting securities        Service Company
                                                                    through The Canada Life Group (U.K.)
                                                                    Limited

Item 30.     Indemnification

Canada Life Insurance Company of America's By-Laws provide in Article II,
Section 10 as follows:

In addition to any indemnification to which a person may be entitled to under common law or otherwise, each person who is or was a director, an officer, or an employee of this Corporation, or is or was serving at the request of the Corporation as a director, an officer, a partner, a trustee, or an employee of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprises, whether profit or not, shall be indemnified by the Corporation to the fullest extent permitted by the laws of the State of Michigan as they may be in effect from time to time. This Corporation may purchase and maintain insurance on behalf of any such person against any liability asserted against and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the corporation would have power to indemnify such person against such liability under the laws of the State of Michigan.

In addition, Sections 5241 and 5242 of the Michigan Insurance Code generally provide that a corporation has the power (and in some instances the obligation) to indemnify a director, officer, employee or agent of the corporation, or a person serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation or other entity (the "indemnities") against reasonably incurred expenses in a civil, administrative, criminal or investigative action, suit or proceeding if the indemnitee acted in good faith in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders or policyholders (or, in the case of a criminal action, if the indemnitee had no reasonable cause to believe his or her conduct was unlawful).

Item 31.     Principal Underwriter

(a) Canada Life of America Financial Services, Inc. (CLAFS) is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. CLAFS also acts as underwriter for Canada Life of America Variable Annuity Account 1, Canada Life of America Variable Annuity Account 2, Canada Life of New York Variable Annuity Account 1, and Canada Life of New York Variable Annuity Account 2.

(b) The following table provides certain information with respect to each director and officer of CLAFS.

             NAME AND PRINCIPAL        POSITIONS AND OFFICES
              BUSINESS ADDRESS               WITH CLAFS
              ----------------               ----------
           M. T. Jansen**            President, Director & Chairman of Board
           M. A. Palangio*           Treasurer
           K. T. Ledwos**            Administrative Officer & Director
           S. C. Gile**              Administrative Officer
           M. A. Bouchard**          Security Compliance Officer
           C. H. MacPhaul**          Secretary & Director
           C. R. Edwards**           Assistant Secretary

-----------

* The business address is 330 University Avenue, Toronto, Ontario, Canada
M5G1R8.
** The business address is 6201 Powers Ferry Road, N.W., Atlanta,
Georgia 30339.

           (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


           (1)                         (2)                          (3)                         (4)                         (5)
    NAME OF PRINCIPAL       NET UNDERWRITING DISCOUNTS          COMPENSATION                                              OTHER
       UNDERWRITER               AND COMMISSIONS               ON REDEMPTION           BROKERAGE COMMISSIONS          COMPENSATION
       -----------               ---------------               -------------           ---------------------          ------------
Canada Life of America
Financial Services, Inc.               N/A                          N/A                     $944,558.06                    N/A

Item 32.     Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Canada Life Insurance Company of America at its Executive Office at 330 University Avenue, Toronto, Canada M5G1R8 and at 6201 Powers Ferry Rd., N.W., Atlanta, Georgia 30339.

Item 33.     Management Services

           All management contracts are discussed in Part A or Part B.

Item 34.     Fee Representation

           Canada Life Insurance Company of America hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Canada Life Insurance Company of America.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Canada Life of America Variable Life Account 1 certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 4 to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Fulton, and State of Georgia, on the 30th day of April, 2003.


                                   CANADA LIFE OF AMERICA
                                   VARIABLE LIFE ACCOUNT 1
                                   (REGISTRANT)

                              By:  /s/R. E. Beettam
                                   -------------------------------------------
                                   R. E. BEETTAM
                                   Chairman

                                   Canada Life Insurance
                                   Company of America

                              By: CANADA LIFE INSURANCE COMPANY OF AMERICA (DEPOSITOR)

                              By:  /s/R. E. Beettam
                                   -------------------------------------------
                                   R. E. BEETTAM
                                   Chairman

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated.


               SIGNATURES                                                TITLE                                   DATE
               ----------                                                -----                                   ----

             /s/R. E. Beettam                                    Chairman and Director                          April 30, 2003
---------------------------------------------                (Principal Executive Officer)
             R. E. BEETTAM


             /s/R. E. Beettam                                          Director                                 April 30, 2003
---------------------------------------------
              S. J. RULIS*


                /s/R. E. Beettam                                       Director                                 April 30, 2003
---------------------------------------------
          H. A. RACHFALOWSKI*


               /s/G. A. Petkau                                Director and Financial V.P.                       April 30, 2003
---------------------------------------------               (Principal Financial Officer)
              G. A. PETKAU


             /s/R. E. Beettam                                          Director                                 April 30, 2003
---------------------------------------------
            S.H. ZIMMERMAN*


                /s/L. L. Ervin                          Assistant Vice-President, Controller and
---------------------------------------------                      Assistant Treasurer                          April 30, 2003
              L. L. ERVIN                                    (Principal Accounting Officer)

          /s/R. E. Beettam                                                                                      April 30, 2003
---------------------------------------------
             R. E. BEETTAM
            Attorney-in-Fact
     Pursuant to Power of Attorney

                                  EXHIBIT INDEX
EXHIBITS
--------
(d)(7)              Form of Endorsement for Death Benefit Calculation

(k)                 Opinion and Consent of Craig R. Edwards, Esq.

(l) Opinion and Consent of Paul R. Myers, FSA, MAAA, Assistant Vice President, Individual Insurance Products

(m)                 Sample Calculation

(n)(1)              Consent of Sutherland Asbill & Brennan LLP

(n)(2)              Consent of Ernst & Young LLP